                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        American Depositary Shares, representing Ordinary Shares, nominal value
          $0.05 each;
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        Up to 17,000,000 ordinary shares of Warner Chilcott Public Limited
          Company
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $7.81

        (Pursuant to Rules 14a-6(i)(1) and 0-11(a)(4) and (c)(1) under the
          Exchange Act, the per unit price was determined by calculating the average of the high and low prices reported in the London Stock Exchange of ordinary shares of Galen Holdings PLC as of May 23, 2000).
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction: $331,925,000

        (The proposed maximum aggregate value of the transaction was calculated by multiplying (i) the total number of Warner Chilcott Ordinary Shares identified in item (2) above, (ii) 2.5 (which represents the number of Galen ordinary shares that will be paid for each Warner Chilcott ordinary share) and (iii) the per unit price identified in item (3) above).
        ------------------------------------------------------------------------

     (5)  Total fee paid: $66,385.00
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          [WARNER CHILCOTT, INC. LOGO]

Warner Chilcott Public Limited Company
Lincoln House
Lincoln Place
Dublin 2, Ireland

                                                        , 2000

Dear Shareholder:

     Holders of record of ordinary shares, nominal value U.S.$0.05 per share, of Warner Chilcott Public Limited Company, a public limited company incorporated under the laws of the Republic of Ireland, are cordially invited to attend a meeting, referred to as the court meeting, convened by direction of the High Court of Ireland (the "High Court") and an extraordinary general meeting, at which shareholders will all be asked to vote on the proposals under which Galen Holdings PLC, a public limited company incorporated under the laws of Northern Ireland, will become the owner of 100% of Warner Chilcott's outstanding ordinary shares and deferred shares, referred to as the transaction, under the scheme of arrangement set out in a transaction agreement, dated as of May 4, 2000, between Warner Chilcott and Galen.

     Upon completion of the transaction:

     - all issued and outstanding ordinary shares of Warner Chilcott (other than shares held by Galen or any of its subsidiaries) will be canceled and the holders thereof will receive 2.5 ordinary shares of 10p each in the ordinary share capital of Galen, referred to as the per share consideration, in consideration for each ordinary share so canceled;

     - all issued and outstanding deferred shares of Warner Chilcott will be canceled and the holder thereof will receive one ordinary share of 10p in the ordinary share capital of Galen; and

     - upon reduction of the share capital of Warner Chilcott created by the cancelation of the ordinary shares and the deferred shares as described above, the share capital of Warner Chilcott will be increased to its former amount by the creation of a number of new ordinary shares and new deferred shares equal to the number of ordinary shares and deferred shares canceled as above, which will be allotted and issued, credited as fully paid, to Galen, and Warner Chilcott will become a wholly owned subsidiary of Galen.

     Our board of directors has determined by a unanimous vote of disinterested directors and by a unanimous vote of all directors that the scheme is fair to, and in the best interests of, Warner Chilcott and its shareholders. In making this decision, the board of directors considered, among other things, the written opinion, dated May 3, 2000, of Credit Suisse First Boston, to the effect that, as of that date and based upon and subject to the matters described in the opinion, the per share consideration to be offered to the holders of Warner Chilcott ordinary shares and American Depositary Shares (other than Galen and its affiliates) under the scheme, is fair to those shareholders from a financial point of view. As a result of the foregoing, our board of directors has approved the transaction agreement and the scheme.

     WARNER CHILCOTT'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE SCHEME, THE REDUCTION OF WARNER CHILCOTT'S SHARE CAPITAL AND CERTAIN OTHER MATTERS PROPOSED IN, OR RELATED TO, THE SCHEME AT THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING.

     The transaction cannot be completed unless the scheme, the reduction of share capital and such other matters are approved by the requisite votes of our shareholders. Therefore, we have convened the meetings for our shareholders to vote on the scheme, the reduction of share capital and these other matters.

     The date and place of the meetings are            , 2000 at

                                 LINCOLN HOUSE
                            LINCOLN PLACE, DUBLIN 2,
                                    IRELAND

     The court meeting will be held at 10:00 a.m., local time. The extraordinary general meeting will be held at 10:15 a.m., local time (or as soon thereafter as the court meeting has concluded or been adjourned).

     YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT MEETINGS, PLEASE TAKE THE TIME TO VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY CARDS TO US. Proxy cards are enclosed for shareholders with this proxy statement. If you have any questions, please feel free to contact our investor relations department at 973-442-3200.

     PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE TRANSACTION IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR SHARE CERTIFICATES.

     IF YOU HOLD YOUR INTEREST IN SHARES THROUGH THE ADR PROGRAM, YOU ARE NOT ENTITLED TO ATTEND AND VOTE AT THE RELEVANT MEETINGS. HOWEVER, YOUR VOTE AS AN ADR HOLDER IS STILL VERY IMPORTANT TO US. PLEASE VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD FOR ADR HOLDERS. Should you have any questions with respect to the procedure described herein, please call The Bank of New York at 1-800-507-9357.

     This proxy statement is provided (1) in connection with the furnishing of proxies for use at the meetings and at any adjournments of the meetings and (2) in compliance with the directions of the High Court in accordance with Section 202 of the Companies Act, 1963. This proxy statement provides you with information about the transaction agreement and the scheme. In addition, you may obtain information about Warner Chilcott from documents filed with the U.S. Securities and Exchange Commission and information about Galen from documents filed with the Registrar of Companies in Northern Ireland. We encourage you to read this entire document carefully.

                                          Sincerely,

                                          --------------------------------------
                                          James G. Andress
                                          Chairman and
                                          Chief Executive Officer

Proxy statement dated             , 2000 and first mailed to Warner Chilcott's
shareholders on or about             , 2000.

                                 THE HIGH COURT

                                                              2000 NO.       COS

            IN THE MATTER OF WARNER CHILCOTT PUBLIC LIMITED COMPANY
                                     -AND-
                    IN THE MATTER OF THE COMPANIES ACT, 1963

     NOTICE IS HEREBY GIVEN that, by an order dated             , 2000 made in
the above matter, the Court has directed a meeting to be convened of the holders of Ordinary Shares of Warner Chilcott Public Limited Company ("Warner Chilcott") for the purpose of considering and, if thought fit, approving (with or without modification) a Scheme of Arrangement proposed to be made between Warner Chilcott and the holders of the Scheme Shares (as defined in the said Scheme of Arrangement) and that such meeting will be held at Lincoln House, Lincoln Place,
Dublin 2, Ireland, on             , 2000 at 10:00 a.m., at which place and time
all holders of Ordinary Shares are requested to attend.

     A copy of the said Scheme of Arrangement and a copy of the statement required to be furnished pursuant to Section 202 of the Companies Act, 1963 are incorporated in the document of which this notice forms a part.

     Holders of Ordinary Shares of Warner Chilcott who are entitled to attend the meeting may vote in person at the meeting or they may appoint another person as their proxy to attend and vote in their stead. A proxy need not be a member of Warner Chilcott. A form of proxy for use at the meeting is enclosed with this notice.

     In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holder(s) and for this purpose seniority will be determined by the order in which the names stand in Warner Chilcott's register of members in respect of the relevant joint holdings.

     It is requested that forms appointing proxies be lodged with the Secretary of Warner Chilcott at its registered office, Lincoln House, Lincoln Place, Dublin 2, Ireland, not less than 48 hours before the time appointed for the meeting but, if forms are not so lodged, they may be handed to the Chairman at the meeting.

     By the said order, the Court has appointed James G. Andress or, failing him, David G. Kelly to act as Chairman of the meeting and has directed the Chairman to report the result of the meeting to the Court.

     The said Scheme of Arrangement will be subject to the subsequent sanction of the Court.

Dated             , 2000
MCCANN FITZGERALD
2 Harbourmaster Place
International Financial Services Centre
Dublin 1
Solicitors for Warner Chilcott

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                    NOTICE OF EXTRAORDINARY GENERAL MEETING

     Notice is hereby given that an Extraordinary General Meeting of the holders of ordinary shares of Warner Chilcott Public Limited Company ("Warner Chilcott") will be held at Lincoln House, Lincoln Place, Dublin 2, Ireland, on
            , 2000 at 10:15 a.m. (or as soon thereafter as the meeting of the holders of the ordinary shares of U.S. $0.05 of Warner Chilcott (other than Galen-held Warner Ordinary Shares as defined in the Scheme referred to in the resolution set out below) convened for 10:00 a.m. on the same day and at the same place, by an order of the High Court, shall have concluded or been adjourned) for the purpose of considering and, if thought fit, passing the following resolution, which will be proposed as a special resolution:

                               SPECIAL RESOLUTION

THAT:

          (i) for the purpose of giving effect to the Scheme of Arrangement
     dated             , 2000 (the "Scheme") between Warner Chilcott PLC
     ("Warner Chilcott") and the holders of Warner Ordinary Shares (other than Galen-held Warner Ordinary Shares) and Warner Deferred Shares (each as defined in the Scheme) (a copy of which has been produced to this meeting and for the purposes of identification has been signed by the chairman of this meeting) in its original form or with or subject to any modification, addition or condition approved by the High Court:

             (a) the share capital of Warner Chilcott be reduced by canceling all the Scheme Shares (as defined in the Scheme);

             (b) forthwith and contingent on such reduction of capital taking effect:

                (1) the share capital of Warner Chilcott be increased to its former amount by the creation of such number of new ordinary shares of U.S. $0.05 each and new deferred shares of IR[pound sterling]1 each as shall equal the number of the Scheme Ordinary Shares and the Scheme Deferred Shares respectively (each as defined in the Scheme); and

                (2) the credit arising in the books of account of Warner Chilcott as a result of the cancelation of the Scheme Ordinary Shares (as defined in the Scheme) be applied in paying up in full at par the new ordinary shares referred to in subparagraph (b)(1) above and the credit arising in the books of Warner Chilcott as a result of the cancelation of the Scheme Deferred Shares be applied in paying up in full at par the new deferred shares referred to in subparagraph
           (b)(1) above, such new ordinary shares and new deferred shares to be allotted and issued, credited as fully paid, to Galen Holdings PLC and/or its nominee(s); and

             (c) the directors of Warner Chilcott be hereby authorized pursuant to and in accordance with Section 20 of the Companies (Amendment) Act, 1983 to give effect to this resolution and accordingly to effect the allotment of the new ordinary shares and new deferred shares referred to in subparagraph (b)(2) above, provided that (i) this authority shall
        expire on             , 2000, (ii) the maximum aggregate nominal amounts
        of shares which may be allotted hereunder shall be amounts equivalent to the respective nominal amounts of the Scheme Ordinary Shares and the Scheme Deferred Shares and (iii) this authority shall be without prejudice to any other authority under the said Section 20 previously granted before the date on which this resolution is passed; and

          (ii) subject to the Scheme becoming effective, the articles of association of Warner Chilcott be amended by the adoption and inclusion of the following new article 135:

             "Shares not subject to Scheme of Arrangement

             (a) In this Article, references to the "Scheme" are to the Scheme
        of Arrangement dated             , 2000 between the Company and the
        holders of Warner Ordinary Shares (other than

        Galen-held Warner Ordinary Shares) and Warner Deferred Shares under
        Section 201 of the Companies Act, 1963 and terms defined in the Scheme shall have the same meanings in this Article.

             (b) If the Company issues any Ordinary Shares (other than to Galen Holdings PLC ("Galen") or any subsidiary undertaking of Galen or anyone acting on behalf of Galen or any subsidiary undertaking of Galen) after the commencement of the meeting of holders of Ordinary Shares convened by direction of the High Court pursuant to the said Section 201 and in relation to the Scheme and prior to 5:00 p.m. on the day before the Hearing Date, such Ordinary Shares shall be subject to the terms of the Scheme and the holder or holders of such Ordinary Shares shall be bound by the Scheme accordingly.

             (c) If any Ordinary Shares, other than Scheme Shares, are allotted or issued to any person (a "new member") (other than to Galen or any subsidiary undertaking of Galen or anyone acting on behalf of Galen or any subsidiary undertaking of Galen) at or after 5:00 p.m. on the day before the Hearing Date, they will, provided that the Scheme has become effective, be immediately transferred to Galen in consideration of and conditional on the issue to the new member in accordance with the Per Share Consideration of Galen Shares for the Ordinary Shares in the Company transferred, being Galen Shares which rank pari passu with all other Galen Shares for the time being in issue and ranking for any dividends or distributions made, paid or declared thereon following the date on which the transfer of the Ordinary Shares in the Company is executed.

             (d) To give effect to any such transfer required by this Article, the Company may appoint any person to execute a form of transfer on behalf of the new member and any other holder of the relevant Ordinary Shares in favor of Galen and to agree for and on behalf of the new member to become a member of Galen. Pending the registration of Galen as the holder of any share to be transferred pursuant to this Article, Galen shall be empowered to appoint a person nominated by the Directors to act as attorney on behalf of each holder of the share in accordance with such directions as Galen may give in relation to any dealings with or disposal of such share (or any interest therein), exercising any rights attached thereto or receiving any distribution or other benefit accruing or payable in respect thereof and the registered holders of such share shall exercise all rights attaching thereto in accordance with the directions of Galen but not otherwise."

Dated             , 2000

                                          By Order of the Board
                                          David G. Kelly
                                          Company Secretary
                                          Registered Office:
                                          Lincoln House
                                          Lincoln Place
                                          Dublin 2, Ireland

                                          Registered in Ireland No. 191050

     Notes to Notice of Extraordinary General Meeting:

          1. A shareholder entitled to attend and vote at the extraordinary general meeting is entitled to appoint a proxy to attend, speak and vote instead of that shareholder. A proxy need not be a shareholder of Warner Chilcott.

          2. Shareholders are invited to complete and return the form of proxy which accompanies this document. Lodgement of the form of proxy will not prevent shareholders from attending and voting in person at the extraordinary general meeting.

          3. To be valid, the form of proxy and, if relevant, the authority under which it is signed, or a copy of that authority certified by a notary or solicitor, must be received by the secretary of Warner Chilcott at its registered office, Lincoln House, Lincoln Place, Dublin 2, Ireland, by
     10:15 a.m. on             , 2000. Please post it in the envelope provided.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE SCHEME, THE REDUCTION OF WARNER CHILCOTT'S CAPITAL AND THE OTHER MATTERS TO BE PROPOSED AT THE MEETINGS.

     YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT MEETING. NO POSTAGE NEED BE AFFIXED TO THE ENCLOSED PROXY CARD(S) IF MAILED IN IRELAND.

     PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE TRANSACTION IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR SHARE CERTIFICATES.

     NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY SECURITIES AUTHORITY OF IRELAND OR ANY STATE OR OTHER JURISDICTION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        COMPLIANCE WITH APPLICABLE LAWS

     Warner Chilcott is incorporated under and governed by the laws of the Republic of Ireland. The procedure which Warner Chilcott is adopting in order to seek shareholders' approval of the scheme, the reduction of Warner Chilcott's share capital and certain other matters is governed by sections 201 and 202 of the Companies Act, 1963, which is part of the laws of the Republic of Ireland.
Section 202 requires, among other things, that Warner Chilcott must send to all shareholders, along with notices summoning the necessary meetings, a statement explaining the effect of the scheme being proposed and describing any material interests of the directors of Warner Chilcott (in their capacities as directors, shareholder or creditors or otherwise) and any effects which the scheme will have upon them which are different from the effects which it will have on others affected by the scheme. For purposes of compliance with section 202 of the Companies Act, 1963, the following sections of the attached proxy statement are included, among other reasons, in order to comply with the particular requirements of section 202(1)(a) and your attention is specifically drawn to them for that purpose:

     Questions and Answers about the transaction (pages v to vii)

     Summary (pages I-1 to I-10)

     Risk Factors (pages I-11 to I-18)

     The Proposed Transaction (pages I-20 to I-28)

     Interests of Warner Chilcott's Executive Officers and Directors in the Transaction (pages I-75 to I-78)

     The Transaction Agreement and the Scheme (pages I-79 to I-84)

     Description of Galen Share Capital (pages III-5 to III-11)

     Comparison of Warner Chilcott/Galen Shareholder Rights (pages III-12 to III-14).

     For the purpose of complying with the securities laws of the United States (where Warner Chilcott's ordinary shares in the form of American Depositary Shares, or ADSs, evidenced by American Depositary Receipts, or ADRs, are traded on the Nasdaq National Market), this proxy statement has been prepared in accordance with the requirements of those laws and the requirements of the U.S. Securities and Exchange Commission. The scheme itself is set out in Annex B.

     Warner Chilcott advises shareholders that the entire proxy statement should therefore be treated by them as the statement for the purposes of section 202 and it urges them to study it in order to understand both what is being proposed and the circumstances in which the proposal is made.

     For purposes of satisfying the requirements of the UK Listing Authority, attached as Annex D is a copy of a document comprising listing particulars that have been prepared by Galen in accordance with the listing rules made under part IV of the UK Financial Services Act, 1986.

                               TABLE OF CONTENTS

                                  CHAPTER ONE

                                                               PAGE
                                                              ------
THE TRANSACTION.............................................      vi

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION.................      vi

SUMMARY.....................................................     I-1
  The Companies.............................................     I-1
  The Transaction Agreement and the Scheme..................     I-1
  Reasons for the Transaction...............................     I-2
  Our Recommendation to Shareholders........................     I-2
  What You Will Receive.....................................     I-2
  The Meetings..............................................     I-2
  Shareholders Entitled to Vote.............................     I-2
  Quorum Requirements.......................................     I-3
  Votes Required............................................     I-3
  Effect of Abstentions and Broker Non-votes................     I-3
  Requirements as to Proxies................................     I-3
  The Transaction Agreement and the Scheme..................     I-4
  Interests of Certain Persons in the Transaction...........     I-4
  Conditions to the Transaction.............................     I-4
  Termination of the Transaction Agreement and Abandonment
     of the Scheme..........................................     I-4
  Fairness Opinion..........................................     I-5
  The High Court Sanction Hearing...........................     I-5
  Regulatory Filings and Approvals..........................     I-5
  Effective Time of the Transaction.........................     I-5
  U.S. Federal Income Tax Consequences......................     I-5
  Irish Tax Consequences....................................     I-6
  Accounting Treatment......................................     I-6
  Termination Fee and Expenses..............................     I-6
  No Appraisal Rights.......................................     I-6
  Surrender of Share Certificates...........................     I-6
  Certain Effects of the Transaction........................     I-6
  Summary Financial Data for Warner Chilcott................     I-7
  Summary Financial Data for Galen..........................     I-8
  Summary Unaudited Combined Pro Forma Data.................    I-10

RISK FACTORS................................................    I-12

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS...    I-20

THE PROPOSED TRANSACTION....................................    I-21
  Background of the Transaction.............................    I-21
  Warner Chilcott's Reasons for Supporting the
     Transaction............................................    I-24
  The High Court Sanction Hearing...........................    I-25

                                                               PAGE
                                                              ------
  Effective Time of the Transaction.........................    I-26
  Regulatory Filings and Approvals..........................    I-26
  Accounting Treatment......................................    I-26
  Federal Securities Law Consequences.......................    I-26
  Stock Market Listing......................................    I-27
  No Right to Dissent.......................................    I-27
  Surrender of Share Certificates...........................    I-27
  Tax Considerations........................................    I-27
  Issuance of ordinary shares of Galen in consideration for
     cancelation of Ordinary Shares and Deferred Shares.....    I-28

THE COMPANIES...............................................    I-30
  Description of Warner Chilcott's Business.................    I-30
  Warner Chilcott Management's Discussion and Analysis of
     Financial Condition and Results of Operations..........    I-41
  Description of Galen's Business...........................    I-48
  Galen Management's Discussion and Analysis of Financial
     Condition and Results of Operations....................    I-61

OPINION OF CREDIT SUISSE FIRST BOSTON.......................    I-69

INTERESTS OF WARNER CHILCOTT'S EXECUTIVE OFFICERS AND
  DIRECTORS IN THE TRANSACTION..............................    I-75
  Galen's Arrangements With Directors and Executive Officers
     of Warner Chilcott.....................................    I-75
  Ownership of Ordinary Shares; Share Options...............    I-76
  Indemnification; Directors and Officer's Insurance........    I-80

THE TRANSACTION AGREEMENT AND THE SCHEME....................    I-81
  General...................................................    I-81
  Cancellation and Allotment of Shares......................    I-81
  Representations and Warranties............................    I-81
  Certain Covenants.........................................    I-81
  Access to Information.....................................    I-82
  Other Actions.............................................    I-82
  No Solicitation...........................................    I-82
  Related Matters After the Transaction.....................    I-83
  Stock Options and Employee Benefits.......................    I-84
  Indemnification...........................................    I-84
  Conditions................................................    I-84
  Termination...............................................    I-85
  Termination Fees and Expenses.............................    I-86

                                                               PAGE
                                                              ------
                            CHAPTER TWO
FINANCIAL DATA..............................................    II-1
  Selected Historical Consolidated Financial Data of Warner
     Chilcott...............................................    II-1
  Selected Historical Consolidated Financial Data of
     Galen..................................................    II-3
  Selected Historical Consolidated Financial Data of
     Galen -- U.S. GAAP.....................................    II-5
  Unaudited Pro Forma Consolidated Condensed Financial
     Statements of Galen....................................    II-6
  Unaudited Pro Forma Consolidated Profit and Loss Account
     for the Year Ended September 30, 1999..................    II-7
  Unaudited Pro Forma Consolidated Profit and Loss Account
     for the Six Months ended March 31, 2000................    II-8
  Unaudited Pro Forma Consolidated Balance Sheet as at March
     31, 2000...............................................    II-9
  Notes to Unaudited Pro Forma Consolidated Condensed
     Financial Data.........................................   II-10
  Comparative Per Share Data -- Unaudited...................   II-14

                           CHAPTER THREE
INFORMATION ABOUT THE MEETINGS AND VOTING...................   III-1
  General...................................................   III-1
  Matters to be Considered at the Meetings..................   III-1
  Board Recommendation of Warner Chilcott...................   III-2
  Shareholders Entitled To Vote.............................   III-2
  Voting Securities.........................................   III-2
  Quorum....................................................   III-2
  Votes Required............................................   III-2
  No Appraisal Rights.......................................   III-3
  Voting; Proxies; Revocation of Proxies....................   III-3
  Solicitation of Proxies...................................   III-4

DESCRIPTION OF GALEN SHARE CAPITAL..........................   III-5

COMPARISON OF WARNER CHILCOTT/GALEN SHAREHOLDER RIGHTS......  III-12

DESCRIPTION OF GALEN ADSs AND ADRs..........................  III-15
  American Depository Shares and American Depository
     Receipts...............................................  III-15
  Deposit, Transfer and Withdrawal..........................  III-15
  Dividends, Other Distributions and Rights.................  III-16
  Changes Affecting Deposited Shares........................  III-18
  Record Dates..............................................  III-18
  Voting of Deposited Securities............................  III-18
  Reports and Other Communications..........................  III-20
  Amendment and Termination of the Deposit Agreement........  III-21
  Charges of Depository.....................................  III-21
  Liability of Owner for Taxes..............................  III-22
  General...................................................  III-22
  Governing Law.............................................  III-23

                                                               PAGE
                                                              ------
                            CHAPTER FOUR
ADDITIONAL INFORMATION FOR SHAREHOLDERS.....................    IV-1
  Market Price Information..................................    IV-1
  Dividend History..........................................    IV-1
  Currencies and Exchange Rates.............................    IV-2
  Where You Can Find More Information.......................    IV-2

                            CHAPTER FIVE
FINANCIAL INFORMATION.......................................     F-1

WARNER CHILCOTT PUBLIC LIMITED COMPANY
Audited Consolidated Financial Statements:
Independent Auditors' Report................................     F-2
Statement of Independent Chartered Accountants..............     F-3
Consolidated Balance Sheets as of December 31, 1999 and
  1998......................................................     F-4
Consolidated Statements of Operations for the years ended
  December 31, 1999, 1998 and 1997..........................     F-5
Consolidated Statements of Shareholders' Equity for the
  years ended December 31, 1999, 1998 and 1997..............     F-6
Consolidated Statements of Cash Flows for the years ended
  December 31, 1999, 1998 and 1997..........................     F-7
Notes to Consolidated Financial Statements..................     F-8
Financial Statement Schedule: Valuation and Qualifying
  Accounts..................................................    F-24
Consolidated Financial Statements (unaudited):
Consolidated Balance Sheet as of March 31, 2000.............    F-25
Consolidated Statements of Operations for the Three Months
  Ended March 31, 2000 and 1999.............................    F-26
Consolidated Statements of Cash Flows for Three Months Ended
  March 31, 2000 and 1999...................................    F-27
Notes to the Unaudited Consolidated Financial Statements....    F-28

OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON (A SUBSIDIARY
  OF BRISTOL-MYERS SQUIBB COMPANY)
Independent Auditors' Report................................    F-34
Historical Statements of Net Sales and Product Contribution
  for the Years Ended December 31, 1999, 1998 and 1997......    F-35
Notes to the Historical Statements of Net Sales and Product
  Contribution..............................................    F-36

GALEN HOLDINGS PUBLIC LIMITED COMPANY
Independent Auditors' Report................................    F-38
Consolidated Profit and Loss Accounts.......................    F-39
Reconciliation of Movements in Shareholders' Funds..........    F-40
Consolidated Statement of Total Recognized Gains and
  Losses....................................................    F-40
Cumulative Foreign Currency Translation Differences.........    F-40
Consolidated Balance Sheets.................................    F-41
Consolidated Cash Flow Statements...........................    F-42
Notes to the Accounts.......................................    F-43

                                                               PAGE
                                                              ------
BARTHOLOMEW RHODES LIMITED (A SUBSIDIARY OF GALEN)
Report of the Auditors......................................    F-79
Profit and Loss Account for the Year Ended March 31, 1999...    F-81
Cash Flow Statement for the Year Ended March 31, 1999.......    F-82
Notes to the Financial Statements...........................    F-83

Annex A -- Transaction Agreement
Annex B -- Scheme of Arrangement
Annex C -- Opinion of Credit Suisse First Boston
Annex D -- Listing Particulars

                                  CHAPTER ONE

                                THE TRANSACTION

                  QUESTIONS AND ANSWERS ABOUT THE TRANSACTION


Q.   WHAT WILL HAPPEN IN THE PROPOSED TRANSACTION?
A. Galen Holdings PLC will acquire Warner Chilcott PLC under a scheme of arrangement. Warner Chilcott will become a wholly owned subsidiary of Galen. Following the completion of the transaction, Warner Chilcott's shareholders will no longer own any interest in Warner Chilcott. Please read pages I-21 to I-29 for a description of the transaction.

Q:   WHAT IS A SCHEME OF ARRANGEMENT?
A.   A scheme of arrangement is a court sanctioned and
     shareholder-approved transaction under Irish law in which
     the High Court of Ireland must determine the fairness of the proposed transaction to the affected shareholders.

Q:   WHAT WILL I RECEIVE UNDER THE TRANSACTION?
A:   Under the transaction, Warner Chilcott's ordinary
     shareholders will receive 2.5 Galen ordinary shares for each
     Warner Chilcott ordinary share. Holders of Warner Chilcott
     American Depositary Receipts, or ADRs, representing Warner
     Chilcott American Depositary Shares, or ADSs, will receive
     Galen ADRs, representing Galen ADSs. Each Galen ADS will
     represent four Galen ordinary shares. As a result, each
     holder of Warner ADRs will receive 0.625 Galen ADRs for each
     Warner ADR. There will be no adjustment to the rate of
     exchange as a result of changes in the relative trading
     values of Warner Chilcott or Galen shares prior to approval of the scheme.

Q.   WHY HAVE WE DECIDED TO BE ACQUIRED?
A. The board of directors and management of Warner Chilcott believe that the transaction will benefit the combined company and its customers and employees in a manner that we could not achieve on our own. Our board of directors believes that the transaction is in the best interests of our shareholders because, among other factors, it offered a premium over the historical trading price of our ordinary shares.
     Please read the more detailed description of our reasons for the transaction on pages I-21 to I-25.

Q:   WHAT ARE THE MEETINGS?
A:   The court meeting is a meeting of Warner Chilcott
     shareholders, which has been convened at the direction of
     the High Court of Ireland for the purpose of considering,
     and, if thought fit, approving the scheme. The extraordinary general meeting has been convened by Warner Chilcott for the purpose of considering and, if thought fit, approving the
     reduction of Warner Chilcott's share capital and certain
     other matters proposed in, or incidental to, the scheme.

Q:   WHEN AND WHERE WILL THE MEETINGS TAKE PLACE?
A:   The court meeting and the extraordinary general meeting are scheduled to take place at 10:00 a.m. and 10:15 a.m.,
     respectively, local time (or, in the case of the
     extraordinary general meeting, as soon thereafter as the
     court meeting has concluded or been adjourned), on
                 , 2000, at Lincoln House, Lincoln Place, Dublin
     2, Ireland.

Q:         CAN I ATTEND THE MEETINGS?
A:         Holders of record of ordinary shares are entitled to attend and vote at the court meeting and the extraordinary general meeting either in person or by proxy. Holders of ADRs, representing Warner Chilcott ordinary shares, are not entitled to attend the meetings but may vote as described below.

Q.         WHAT DO I NEED TO DO NOW?
A.         After you carefully read this document, please complete, sign, date and mail your proxy card(s) in the enclosed return envelope as soon as possible. That way, your shares can be represented at the meetings. We cannot complete the transaction unless:
          - the scheme is approved at the court meeting by a majority in number, representing 75% of the aggregate par value, of the holders of Warner Chilcott ordinary shares present and voting in person or by proxy; and
          - the reduction of share capital is approved by not less than 75% of the votes cast by the holders of Warner
            Chilcott ordinary shares at the extraordinary general meeting.

YOUR VOTES ARE VERY IMPORTANT.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT ORDINARY SHAREHOLDERS VOTE FOR APPROVAL OF THE SCHEME, THE REDUCTION OF
SHARE CAPITAL AND RELATED MATTERS.

Q.         WHICH PROXY CARD DO I FILL IN?
A.         Holders of record of ordinary shares should complete both the blue and white proxy cards. Holders of ADRs should complete the proxy card which will be sent to them by the Bank of New York as depository for the ADRs.

Q:         WHAT DO HOLDERS OF ADRs NEED TO DO TO VOTE THEIR SHARES?
A:         Holders of ADRs are not entitled to attend the meetings. However, Warner Chilcott has made arrangements with the Bank of New York, as depositary for the ADRs, so that ADR holders will receive materials from the Bank of
           New York explaining the transaction. These materials will include forms of instructions to the Bank of New
           York for voting the ordinary shares represented by the ADRs at the court meeting and the extraordinary general meeting. These materials will also advise ADR holders who wish to attend the court meeting and the extraordinary general meeting what steps to take in order to present their ADRs to the depositary for cancelation and delivery of ordinary shares so as to become record holders of ordinary shares prior to those meetings. This will include completing the proxy card in relation to the ADRs referred to above.

Q:         WHAT DO SHAREHOLDERS WHO HAVE SENT IN PROXY CARDS DO IF THEY WANT TO CHANGE THEIR VOTE?
A:         Holders of ordinary shares may revoke or change their vote by:
           - voting in person at the relevant meeting;
           - delivering a subsequently dated proxy to Warner Chilcott's registered office at least 48 hours prior to the advertised time of the relevant meeting, or in the case of the court meeting, delivered to the chairman of the meeting at that meeting; or
           - delivering a written revocation of such proxy, provided that the revocation must be received at Warner
             Chilcott's registered office not less than one hour prior to the advertised time of the relevant meeting.

Q:         IF MY ADRs ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?
A:         Your broker will instruct the depositary how to vote your ordinary shares represented by ADRs for you only if you provide instructions to your broker on how to vote. You should instruct your broker how to vote, following the directions provided by your broker. Without instructions, your broker will not be able to instruct the depositary how to vote your ordinary shares represented by ADRs.

Q:   IF I HAVE PHYSICAL ORDINARY SHARE CERTIFICATES, SHOULD I SEND IN MY SHARE CERTIFICATES NOW?
A:   No. If the transaction is approved, you will receive written instructions for exchanging your share certificates.

Q:   WHEN AND WHERE WILL THE HIGH COURT SANCTION HEARING TAKE PLACE?
A:   At this time, it is not possible to say on what date the hearing will take place but it is expected to take place in September. The precise date of the hearing will be advertised when it is fixed by the High Court. The hearing will take place at the Four Courts, Dublin
     7, the Republic of Ireland.

Q:   CAN I ATTEND THE HIGH COURT SANCTION HEARING?
A:   All holders of ordinary shares and of deferred shares are entitled to attend and be heard at the hearing in person or through a professional lawyer.

Q:   WHEN DO YOU EXPECT TO COMPLETE THE TRANSACTION?
A:   We are working to complete the transaction as quickly as possible following shareholder approval. However, in addition to shareholder approval, we must also obtain judicial and regulatory approvals or exemptions, including sanctioning of the scheme by the High Court and U.S. and Irish antitrust approvals or waivers. We hope to obtain the required approvals
     or exemptions in time to complete the transaction by      , 2000.

Q:   WHAT ARE THE U.S. FEDERAL TAX CONSEQUENCES OF THE TRANSACTION TO ME?
A:   Your receipt of shares in the capital of Galen that are delivered to you in consideration for the cancelation of your ordinary shares (or your ADRs) pursuant to the scheme will not be taxable in the United States.

Q:   WHAT ARE THE IRISH TAX CONSEQUENCES OF THE TRANSACTION TO ME?
A:   The receipt of shares in the capital of Galen in consideration for the cancelation of ordinary shares or deferred shares will not give rise to Irish capital gains tax.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?
A:   For additional information about the transaction, including information about how to complete and return your blue and white proxy cards, please contact Warner Chilcott's investor relations department at 973-442-3200. For additional information about Galen, please contact its investor relations department at 44-28-3833-4974. Should you have any questions with respect to the procedures to be followed in relation to Warner Chilcott
     ADRs, please call The Bank of New York at 1-800-507-9357.

                                    SUMMARY

     This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To understand the transaction and the scheme fully and for a more complete description of the terms of the transaction and the scheme, you should read carefully this entire document and the documents to which we have referred you. We have included page references parenthetically to direct you to a more complete description of the topics presented in this summary.

THE COMPANIES

     WARNER CHILCOTT PLC (SEE PAGES I-30 TO I-40)
     Lincoln House
     Lincoln Place
     Dublin 2, Ireland

     Warner Chilcott develops and markets branded prescription pharmaceutical products in the United States. Our primary area of focus is the large and growing women's health therapeutic category. We also participate in the cardiology and dermatology categories. Through our national sales force of approximately 260 representatives, we market branded pharmaceutical products directly to physician specialists across the country; including obstetrician/gynecologists, urologists, cardiologists, dermatologists, and high-prescribing primary care physicians. We have an experienced management team with significant pharmaceutical industry expertise, specifically in the marketing of prescription pharmaceutical brands.

     GALEN HOLDINGS PLC (SEE PAGES I-48 TO I-60)
     Seagoe Industrial Estate
     Craigavon, Northern Ireland

     Galen Holdings PLC is an integrated pharmaceutical company, based in Northern Ireland. Galen develops, manufactures and supplies branded prescription pharmaceutical products in the UK and Ireland, and provides ethical pharmaceutical services to the pharmaceutical industry in both Europe and the United States.

THE TRANSACTION AGREEMENT AND THE SCHEME

     Under the scheme and the transaction agreement, all issued and outstanding ordinary shares of Warner Chilcott (other than shares held by Galen or any of its subsidiaries) will be canceled and the holders thereof will receive 2.5 ordinary shares of Galen in consideration for each ordinary share so canceled, and all issued and outstanding deferred shares will be canceled and the holder will receive one ordinary share of Galen. Upon reduction of Warner Chilcott's capital by the cancelation of the ordinary shares and the deferred shares, the share capital of Warner Chilcott will be increased by the creation of a number of new ordinary shares and new deferred shares equal to the number of shares canceled and these new shares will be allotted and issued, credited as fully paid, to Galen. If Warner Chilcott issues any ordinary shares (other than to Galen or anyone acting on behalf of Galen) after the commencement of the meeting of holders of ordinary shares convened by direction of the High Court and in relation to the scheme and prior to 5:00 p.m. on the day before the Hearing Date, such ordinary shares shall be subject to the terms of the scheme and the holder or holders of such ordinary shares shall be bound by the scheme accordingly. As a result of the transaction, Warner Chilcott will become a wholly owned subsidiary of Galen.

     In addition, Warner Chilcott and Galen have agreed that they will use their reasonable best efforts to implement arrangements whereby the outstanding Warner Chilcott options and warrants will be modified to become options and warrants to acquire the number of whole ordinary shares of Galen equal to the number of ordinary shares that were issuable upon exercise of the Warner Chilcott option or warrant immediately prior to the effective time of the transaction multiplied by the per share consideration, rounded down to the nearest whole number of ordinary shares of Galen. The per share exercise price of ordinary shares of Galen issuable upon exercise of these Galen options and warrants will be equal to the exercise price per share at which the Warner Chilcott option or warrant was exercisable immediately prior to the effective time of the transaction divided by the per share consideration, rounded up to the nearest whole cent. After conversion, the other terms and conditions of the Galen options and warrants will be the same as the terms and conditions of the Warner Chilcott options and warrants, except that, in accordance with the terms of the Warner Chilcott options and warrants, the Galen options and warrants will be fully vested and exercisable.

REASONS FOR THE TRANSACTION (SEE PAGE I-24)

     You should review the factors that our board of directors considered when deciding whether to approve the transaction. Our board of directors believes that the transaction is fair to and in the best interests of our shareholders because, among other factors, it offers a premium over the trading price of the ADRs representing our ordinary shares. The board of directors and management also believe that the transaction will benefit the combined company and its customers and employees in a manner that we could not achieve on our own.

OUR RECOMMENDATION TO SHAREHOLDERS (SEE PAGE III-2)

     Our board of directors believes that the transaction is fair to and in the best interests of our shareholders and recommends that you vote to approve the scheme, the reduction of Warner Chilcott's share capital and other matters to be proposed at the meetings.

WHAT YOU WILL RECEIVE (SEE PAGE I-81)

     Following completion of the transaction, holders of Warner Chilcott ordinary shares will receive 2.5 ordinary shares of 10p each in the capital of Galen in consideration for each Warner Chilcott ordinary share you own; and holders of Warner Chilcott options and warrants will be entitled to Galen options and warrants as described in this proxy statement. If you hold Warner Chilcott ADRs, you will receive 0.625 Galen ADRs in consideration for each Warner Chilcott ADR. Each Galen ADR, representing a Galen ADS, will in turn represent four Galen ordinary shares at 10p each in the share capital of Galen. There will be no adjustment to the rate of exchange as a result of changes in the relative values of Warner Chilcott or Galen shares prior to approval of the Scheme.

THE MEETINGS (SEE PAGES III-1 TO III-4)

     The court meeting and the extraordinary general meeting are being held at
Lincoln House, Lincoln Place, Dublin 2, Ireland, on             , 2000 and are
scheduled for 10:00 a.m., and 10:15 a.m., local time, respectively (or, in the case of the extraordinary general meeting, as soon thereafter as the relevant preceding meeting has been concluded or adjourned). At the court meeting, shareholders will be asked to approve the scheme. At the extraordinary general meeting, shareholders will be asked to approve the reduction of Warner Chilcott's share capital and certain other matters proposed in, or related to, the scheme.

SHAREHOLDERS ENTITLED TO VOTE (SEE PAGE III-2)

     Each holder of record of ordinary shares is entitled to vote in person or by proxy at the court meeting and will have one vote for each ordinary share held by him.

     Roger Boissonneault and Paul Herendeen have entered into employment agreements with Warner Chilcott, Inc. conditional upon completion of the transaction under which they will receive, among other things, options to purchase ordinary shares of Galen. James Andress has entered into a separation agreement conditional upon completion of the transaction. Roger Boissonneault, Paul Herendeen and James Andress, each an executive officer of Warner Chilcott, are referred to in this proxy statement as excluded officers. Accordingly, the interests of the excluded officers, each of whom owns ADRs, differ or may differ from those of other persons owning ordinary shares or ADRs, and the excluded officers have therefore agreed to instruct the depositary not to exercise the voting rights attaching to the ordinary shares represented by the ADRs owned by them and have agreed to be bound by the scheme in respect of those shares. For more information, please see the section entitled "Interests of Warner Chilcott's Executive Officers and Directors in the Transaction."

     Each holder of record of ordinary shares is entitled to vote in person or by proxy at the extraordinary general meeting. On a show of hands, each shareholder will have one vote, and on a poll each shareholder will have one vote for each ordinary share held by him.

     The holders of record of deferred shares have agreed separately to be bound by the scheme.

QUORUM REQUIREMENTS (SEE PAGE III-2)

     Warner Chilcott has been advised by McCann FitzGerald, its Irish counsel, that, unless the High Court decides that the circumstances justify a different quorum, two holders of record of ordinary shares entitled to vote at the relevant meeting, each appearing in person or by proxy, will constitute a quorum for the transaction of business at the court meeting.

     Three holders of record of ordinary shares, each appearing in person or represented by proxy, and holding not less than one-third of the outstanding ordinary shares, will constitute a quorum for the transaction of business at the extraordinary general meeting.

VOTES REQUIRED (SEE PAGES III-2 TO III-3)

     Court meeting. In order to complete the transaction, the scheme must be approved at the court meeting by a majority in number, representing 75% of the total par value of Warner Chilcott's ordinary share capital, of those holders of ordinary shares present and voting in person or by proxy. The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs.

     Extraordinary general meeting. In order to complete the transaction, the resolution to be proposed at the extraordinary general meeting must be approved by not less than 75% of the votes cast at the extraordinary general meeting by the holders of ordinary shares present in person or by proxy. The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES (SEE PAGE III-3)

     Holders of shares that abstain from voting such shares and holders of ADRs that instruct the depositary not to vote the shares represented by ADSs which their ADRs evidence as to a particular matter will not have such shares counted as votes in favor of such matter, and such shares will also not be counted as shares voted on such matter and may not count towards a quorum on such matter. Accordingly, such abstentions will have no effect on the voting on the matters presented for approval by the shareholders at either of the meetings.

REQUIREMENTS AS TO PROXIES (SEE PAGES III-3 TO III-4)

     To be valid, the proxy cards for both of the meetings must be deposited not less than 48 hours prior to the time appointed for the holding of that meeting with the Secretary of Warner Chilcott at its registered office, Lincoln House, Lincoln Place, Dublin 2, Ireland. Holders of ordinary shares submitting proxy cards for the court meeting, may alternatively deliver the proxy cards to the chairman of the meeting at such meeting.

     Any proxy may be revoked at any time by a holder of ordinary shares before its being voted by:

     - voting in person at the relevant meeting (although mere personal attendance at the relevant meeting will not constitute a revocation of a proxy);

     - delivery of a subsequently dated proxy, provided that such subsequently dated proxy must be received at the above office not less than 48 hours prior to the time appointed for holding of the relevant meeting, or, in the case of the court meeting, delivered to the chairman of the meeting at that meeting; or

     - delivery of a written revocation of such proxy, provided that such revocation must be received at the above office not less than one hour prior to the time appointed for the holding of the relevant meeting.

THE TRANSACTION AGREEMENT AND THE SCHEME (SEE PAGES I-81 TO I-86)

     The transaction agreement is attached as Annex A and the scheme is attached as Annex B. We encourage you to read the transaction agreement and the scheme as they are the legal documents that, subject to the High Court, govern the transaction.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION (SEE PAGES I-75 TO I-80)

     In considering the recommendation of the Warner Chilcott board of directors to approve the transaction, you should be aware that a number of executive officers and directors of Warner Chilcott will receive benefits as a result of the transaction that will be in addition to or different from the benefits that Warner Chilcott shareholders receive generally. Roger Boissonneault and Paul Herendeen, executive officers of Warner Chilcott, have entered into employment agreements with Warner Chilcott, Inc. conditional upon completion of the transaction which provide for certain benefits and the grant of options to purchase ordinary shares of Galen. James Andress, an executive officer of Warner Chilcott, has entered into a separation agreement under which Galen has agreed to make severance payments, pursuant to the terms of his existing employment agreement with Warner Chilcott, which payments are conditional upon completion of the transaction. All employees of Warner Chilcott, including certain executive officers and directors will receive Galen options in exchange for Warner Chilcott options. These options will become fully vested upon completion of the transaction.

CONDITIONS TO THE TRANSACTION (SEE PAGES I-84 TO I-85)

     Completion of the transaction depends upon satisfaction of a number of conditions including, among others, the following:

     - approval of the transaction, the scheme and other matters by our shareholders;

     - approval of the transaction by Galen's shareholders;

     - absence of any injunction or legal restraint prohibiting the transaction;

     - obtaining required judicial, governmental and other regulatory authorizations, consents, orders, approvals of or declarations or filings with, or expiration or waiver of waiting periods imposed by any governmental entity or any applicable jurisdiction or exemptions, including the sanctioning of the scheme and the confirmation of the reduction of Warner Chilcott's capital by the High Court;

     - Warner Chilcott being reasonably satisfied as to the U.S. federal income tax treatment of the transaction;

     - listing of the new Galen ADRs on the Nasdaq National Market; and

     - absence of any material adverse change affecting either Warner Chilcott or Galen.

     Some of the conditions to the completion of the transaction may be waived by the party entitled to the benefit of the condition.

TERMINATION OF THE TRANSACTION AGREEMENT AND ABANDONMENT OF THE SCHEME (SEE PAGE I-86)

     Warner Chilcott and Galen can jointly agree to terminate the transaction agreement and abandon the scheme at any time. Either party may also terminate the transaction agreement and abandon the scheme under a number of circumstances, including, among others:

     - if any court or governmental entity has taken action, which is final and binding, to prohibit the transaction;

     - if either Warner Chilcott's or Galen's board of directors withdraws or adversely modifies its recommendation to its respective shareholders;

     - if the shareholders of Warner Chilcott or Galen fail to approve the matters mentioned above by October 31, 2000;

     - if either Warner Chilcott or Galen breaches any representation, warranty or covenant contained in the transaction agreement which has a material adverse effect;

     - if Warner Chilcott fails to obtain the sanction of the High Court of the scheme; and

     - if any court or governmental entity issues, enacts, promulgates or expenses any order, judgment, decree, injunction or ruling prohibiting the transaction which is final and nonappealable.

     In addition, subject to certain conditions, Warner Chilcott may terminate the transaction agreement and abandon the scheme to enter into a superior proposal.

FAIRNESS OPINION (SEE PAGES I-69 TO I-74)

     In deciding to approve the transaction, our board of directors considered, among other things, the opinion of Credit Suisse First Boston Corporation, its financial advisor, as to the fairness, from a financial point of view, of the consideration that ordinary shareholders (other than Galen and its affiliates) will receive in the transaction. A copy of the opinion is attached as Annex C and is also discussed on pages I-69 to I-74. We encourage you to read this opinion.

THE HIGH COURT SANCTION HEARING (SEE PAGE I-25)

     The hearing by the High Court of Warner Chilcott's application for the sanction of the scheme and the confirmation of the proposed reduction of capital will take place on a day which will be appointed by the High Court. All holders of ordinary shares and of deferred shares are entitled to attend and be heard at the hearing in person or through a professional lawyer. Any person proposing to make submissions or put forward evidence to the High Court at the hearing will be requested to advise Warner Chilcott's Irish lawyers in advance. Warner Chilcott intends to notify members of the public of a date by which notification should be made in due course. In any event, the date stated should be shortly before the date of the hearing. The High Court may announce its decision immediately after the hearing or may defer this until a date to be announced later.

REGULATORY FILINGS AND APPROVALS (SEE PAGE I-26)

     In order to complete the transaction, both Galen and Warner Chilcott must make certain filings and receive authorizations from various governmental agencies. These include, but are not limited to:

     - the sanctioning of the scheme by the High Court after a hearing on the fairness of the transaction;

     - the expiration or termination of the applicable waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976; and

     - to the extent applicable, written clearance from the Irish Minister for Enterprise, Trade and Employment under the Mergers, Takeovers and Monopolies (Control) Act, 1978, as amended.

     It is possible that some of these governmental authorities may impose conditions for granting approval. We cannot predict whether we will obtain all of the required regulatory approvals within the time frame contemplated by the transaction agreement or without burdensome conditions.

EFFECTIVE TIME OF THE TRANSACTION (SEE PAGE I-26)

     The transaction will occur upon delivery to the Registrar of Companies in Dublin, Ireland, of a copy of the final order of the High Court sanctioning the scheme and confirming the reduction of Warner Chilcott's capital, and the registration by the Registrar of the order confirming the reduction of Warner Chilcott's capital.

U.S. FEDERAL INCOME TAX CONSEQUENCES (SEE PAGES I-27 TO I-28)

     Warner Chilcott intends that the transaction will be treated as a tax-free reorganization. If it qualifies as a reorganization, U.S. holders will not recognize a gain or loss as a result of the consummation of the transaction and the receipt of ordinary shares of Galen in exchange for their ordinary shares or deferred shares.

IRISH TAX CONSEQUENCES (SEE PAGES I-28 TO I-29)

     The receipt of ordinary shares of Galen in consideration for the cancelation of ordinary shares or deferred shares will not give rise to Irish capital gains tax.

ACCOUNTING TREATMENT (SEE PAGE I-26)

     Galen intends for the transaction to be treated as a purchase for accounting purposes under both U.K. GAAP and U.S. GAAP.

TERMINATION FEE AND EXPENSES (SEE PAGE I-86)

     We have agreed to reimburse Galen's costs and expenses up to $4.25 million:

     - if our board of directors withdraws or modifies in a manner adverse to Galen its recommendation of the transaction and the scheme;

     - if we terminate the transaction agreement to enter into a superior proposal;

     - if the fairness opinion given to us by Credit Suisse First Boston is withdrawn; or

     - if our shareholders, subject to conditions, do not approve the transaction and the scheme by October 31, 2000.

     We have also agreed to pay Galen $4.25 million as a termination fee, reduced by the amount of any of Galen's costs and expenses paid by us, if we terminate the transaction agreement for the above reasons, other than failing to obtain our shareholders' approval for the transaction and the scheme.

     Galen has agreed to reimburse our costs and expenses up to $4.25 million:

     - if the shareholders of Galen do not approve the transaction; or

     - if the board of directors of Galen withdraws or modifies in a manner adverse to Warner Chilcott its recommendation of the transaction.

     In addition, Galen has agreed to pay us $4.25 million as a termination fee, reduced by the amount of any of our costs and expenses paid by Galen, if Galen terminates the transaction agreement due to Galen's board of directors withdrawing or modifying its recommendation of the transaction.

NO APPRAISAL RIGHTS (SEE PAGE I-27)

     Under Irish law, after the effective time of the scheme you will not have a right to dissent and obtain payment of the "fair value" for, or otherwise seek a court appraisal of the value of, your Warner Chilcott shares.

SURRENDER OF SHARE CERTIFICATES (SEE PAGE I-27)

     Following the effective time of the transaction, Galen will cause a letter of transmittal to be mailed to all holders of ordinary shares. Certificates should not be surrendered until the letter of transmittal is received, fully completed and returned by such holder as instructed in the letter of transmittal.

CERTAIN EFFECTS OF THE TRANSACTION (SEE PAGES III-12 TO III-14)

     Upon completion of the transaction, holders of Warner Chilcott's ordinary shares and deferred shares will become shareholders of Galen. The internal affairs of Galen are governed by the Companies (Northern Ireland) Order 1996, as amended, and its memorandum and articles of association. The transaction will result in certain differences in the rights of holders of Warner Chilcott ordinary shares and deferred shares.

                   SUMMARY FINANCIAL DATA FOR WARNER CHILCOTT

     The following table presents summary financial and other data with respect to Warner Chilcott Public Limited Company and subsidiaries and has been derived from the audited consolidated financial statements of Warner Chilcott Public Limited Company and its subsidiaries for the years ended December 31, 1999, 1998 and 1997 and the unaudited consolidated financial statements as of March 31, 2000 and for the three months ended March 31, 2000 and 1999 included elsewhere herein. These financial statements have been prepared in accordance with U.S. GAAP. The information set forth below should be read together with the other information contained under the captions "Selected Consolidated Financial Data," "Management's Discussion's and Analysis of Financial Condition and Results of Operations," and Warner Chilcott Public Limited Company and its subsidiaries' consolidated financial statements and related notes included elsewhere herein.

                                                    HISTORICAL
                                        -----------------------------------     THREE MONTHS ENDED
                                            FOR YEAR ENDED DECEMBER 31,              MARCH 31,
                                        -----------------------------------   -----------------------
                                          1997         1998       1999(1)        1999       2000(2)
                                        ---------   ----------   ----------   ----------   ----------
                                               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenues..............................  $  75,827   $   64,894   $   74,035   $   21,048   $   26,079
                                        ---------   ----------   ----------   ----------   ----------
Costs and expenses
  Cost of goods sold..................     62,863       34,230       27,704        8,449        6,127
  Selling, general and
     administrative...................     23,618       41,709       46,409       12,111       12,647
  Depreciation and amortization.......      5,458        5,621        5,520        1,412        2,421
  Research and development............      6,526        3,241        3,100          841          469
                                        ---------   ----------   ----------   ----------   ----------
Total costs and expenses..............     98,465       84,801       82,733       22,813       21,664
                                        ---------   ----------   ----------   ----------   ----------
Operating income (loss)...............  $ (22,638)  $  (19,907)  $   (8,698)  $   (1,765)  $    4,415
                                        =========   ==========   ==========   ==========   ==========
Net income (loss).....................  $ (28,374)  $  (20,297)  $   (6,701)  $   (1,997)  $      581
                                        =========   ==========   ==========   ==========   ==========
Net income (loss) per ordinary share--
  diluted.............................  $   (3.39)  $    (1.64)  $    (0.54)  $    (0.16)  $     0.05
                                        =========   ==========   ==========   ==========   ==========
Weighted average ordinary shares
  outstanding -- diluted..............  8,359,623   12,366,808   12,367,706   12,366,808   12,726,250
                                        =========   ==========   ==========   ==========   ==========

                                                               AT MARCH 31,
                                                                   2000
                                                              --------------
                                                              (IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents...................................     $ 36,112
Working capital.............................................       50,715
Total assets................................................      311,174
Working capital facility....................................           --
Long-term debt..............................................      196,370
Shareholders' equity........................................      100,177

---------------
(1) Includes the gain on the sale of the Vectrin(R) branded minocycline product in September 1999.

(2) Included in net income (loss) for the three months ended March 31, 2000 is an extraordinary loss of $731,000 related to the repayment of certain debt.

                        SUMMARY FINANCIAL DATA FOR GALEN

     The following table presents consolidated summary financial and other data with respect to Galen and has been derived from the audited consolidated financial statements of Galen for the years ended September 30, 1997, 1998 and 1999 and the unaudited consolidated financial statements as of March 31, 2000 and for the six months ended March 31, 1999 and 2000 included elsewhere herein. The financial statements have been prepared in accordance with U.K. GAAP which differs in certain respects from U.S. GAAP. See Note 33 to Galen's consolidated financial statements for a summary of the main differences between U.K. GAAP and U.S. GAAP.

     You should read the summary data set out below in conjunction with "Galen's Management's Discussion and Analysis of Financial Condition and Results of Operations," the pro forma financial information and the audited consolidated financial statements and notes thereto set out on page F-38 and thereafter.

                                                                                         SIX MONTHS PERIOD
                                                   YEAR ENDED SEPTEMBER 30                ENDED MARCH 31
                                            -------------------------------------   ---------------------------
                                             1997      1998      1999     1999(1)    1999      2000     2000(1)
                                            -------   -------   -------   -------   -------   -------   -------
                                                             (IN THOUSANDS, EXCEPT SHARE DATA)
Turnover................................    L39,252   L48,867   L67,010   $98,692   L31,050   L42,446   $62,514
                                            -------   -------   -------   -------   -------   -------   -------
Operating profit:
Before exceptional item and goodwill
  amortisation..........................     10,498    14,067    19,361    28,515     9,389    12,044    17,738
Exceptional item(2).....................         --     2,731        --        --        --        --        --
Goodwill amortisation...................         --        --      (671)     (988)       --      (901)   (1,327)
                                            -------   -------   -------   -------   -------   -------   -------
Total operating profit..................     10,498    11,336    18,690    27,527     9,389    11,143    16,411
Gain on disposal of intangible asset....        750        --        --        --        --        --        --
Investment income.......................        446     1,507       925     1,362       622       747     1,100
Interest payable and similar charges....       (348)     (939)   (1,210)   (1,782)     (565)     (644)     (948)
                                            -------   -------   -------   -------   -------   -------   -------
Profit before taxation..................     11,346    11,904    18,405    27,107     9,446    11,246    16,563
Taxation on profit on ordinary
  activities............................      2,948     3,580     4,396     6,475     2,246     2,499     3,681
                                            -------   -------   -------   -------   -------   -------   -------
Profit after taxation...................      8,398     8,324    14,009    20,632     7,200     8,747    12,883
Minority interests......................         --       (12)      (19)      (28)       13       (39)      (57)
                                            -------   -------   -------   -------   -------   -------   -------
Profit for the financial period.........      8,398     8,312    13,990    20,604     7,213     8,708    12,825
Dividends...............................        427     1,535     1,915     2,820       640       910     1,340
                                            -------   -------   -------   -------   -------   -------   -------
Retained profit for the period..........    L 7,971   L 6,777   L12,075   $17,784   L 6,573   L 7,798   $11,485
                                            =======   =======   =======   =======   =======   =======   =======
Earnings per share......................        8.0p      7.1p     12.0p     17.7c      6.2p      7.2p     10.6c
Diluted earnings per share..............        8.0p      7.1p     12.0p     17.7c      6.2p      7.2p     10.6c
Dividend per share......................        0.3p      1.3p      1.6p      2.4c      0.5p      0.7p      1.0c
                                            =======   =======   =======   =======   =======   =======   =======

(1) Translated solely for the reader from British pounds into U.S. dollars at the Noon Buying Rate on May 23, 2000 of L1.00 = $1.4728.

(2) The exceptional item in 1998 related to the abortive costs of the proposed acquisition of Ferring AB.

                                                               AT MARCH 31, 2000
                                                              -------------------
                                                                (IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents...................................  L 38,327   $ 56,448
Working capital.............................................    39,676     58,435
Total assets................................................   176,392    259,790
Long-term debt..............................................    28,700     42,269
Shareholders' equity........................................   112,461    165,633

                        SUMMARY UNAUDITED PRO FORMA DATA

     The following summary unaudited pro forma data reflects the acquisition by Galen of Bartholomew Rhodes Limited and certain of its subsidiaries during the year ended September 30, 1999, the placing made by Galen in November 1999 (the "Galen placing"), the product acquisitions and note issuance completed by Warner in February 2000 (the "Warner transactions") and the proposed acquisition by Galen of Warner in a transaction to be accounted for as a purchase. For a more detailed discussion of this pro forma financial data, see the section titled "Unaudited Pro Forma Condensed Financial Data."

                                                                              PRO FORMA CONSOLIDATED
                                                 PRO FORMA CONSOLIDATED               US GAAP
                                                         US GAAP                FOR THE SIX MONTHS
                                                   FOR THE YEAR ENDED                  ENDED
                                                   SEPTEMBER 30, 1999             MARCH 31, 2000
                                                 -----------------------      -----------------------
                                                   (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
Turnover.......................................   L146,821     $216,238(1)(2)  L 79,071     $116,456(1)(2)
Cost of sales..................................    (53,514)     (78,815)        (29,382)     (43,274)
                                                  --------     --------        --------     --------
Gross profit...................................     93,307      137,423          49,689       73,182
Net operating expenses.........................    (67,291)     (99,106)        (34,019)     (50,103)
                                                  --------     --------        --------     --------
Operating profit/(loss)........................     26,016       38,317          15,670       23,079
Gain/(loss) on fixed asset disposals...........      1,266        1,865              --           --
Investment income..............................      1,314        1,935           1,034        1,522
Interest payable...............................    (17,038)     (25,094)         (8,592)     (12,654)
                                                  --------     --------        --------     --------
Profit/(loss) before tax.......................     11,558       17,023           8,112       11,947
Tax............................................     (5,617)      (8,273)         (2,936)      (4,324)
                                                  --------     --------        --------     --------
Profit/(loss) after tax........................      5,941        8,750           5,176        7,623
Minority interests.............................        (19)         (28)            (39)         (57)
                                                  --------     --------        --------     --------
Profit/(loss) for the financial year...........   L  5,922     $  8,722        L  5,137     $  7,566
                                                  ========     ========        ========     ========
Basic earnings per share.......................        4.0p         5.9c            3.4p         5.0c
Diluted earnings per share.....................        3.3p         4.9c            2.8p         4.1c
Shares used in computing basic earnings per
  share (thousands)............................    147,306      147,306         151,518      151,518
Shares used in computing diluted earnings per
  share (thousands)............................    177,913      177,913         183,685      183,685
                                                  ========     ========        ========     ========

                                                                 PRO FORMA AT
                                                                MARCH 31, 2000
                                                              -------------------
                                                                (IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents...................................  L 48,012   $ 70,712
Working capital(3)..........................................   (63,108)   (92,945)
Total assets................................................   485,508    715,056
Long-term debt..............................................    21,173     31,184
Shareholders' equity........................................   290,392    427,689

---------------

(1) Translated solely for the reader from British pounds into U.S. dollars at the Noon Buying Rate on May 23, 2000, of L1.00 = $1.4728.

(2) On May 4, 2000, Warner Chilcott and Galen issued a joint press release announcing the transaction and setting forth certain pro forma financial data. A copy of such press release was filed with the Securities and Exchange Commission by both of Galen and Warner Chilcott on May 4, 2000, pursuant to Rule 425 under the Securities Act and Rule 14a-12 under the Exchange Act.

        The pro forma financial data in such press release indicated pro forma turnover in the year ended September 30, 1999, of approximately $233 million for the combined company. In deriving such number, the profit and loss account of Warner Chilcott was translated into pounds sterling at a rate of $1.6295 = L1.00, the average exchange rate ruling during the twelve-month period ended September 30, 1999. The pounds sterling pro forma turnover was then translated back into U.S. dollars using the same ratio.

        Since May 4, 2000, the pound has weakened against the dollar. Pursuant to Rule 3-20 of Regulation S-X, the convenience translation provided above is as of a more recent date (May 23, 2000) rather than the balance sheet date due to the recent weakening of the pound against the dollar. If the convenience translation provided above had been made using the rate of L1.00 = $1.6295 (the same rate that the Warner Chilcott numbers were converted into pounds), turnover for the year ended September 30, 1999 and the six-month period ended March 31, 2000 would have been $239.2 million and $128.8 million, respectively.

(3)Long term liabilities in Warner Chilcott's balance sheet at March 31, 2000, includes $200 million in principal amount of senior notes issued by Warner Chilcott on February 15, 2000 which are repurchasable upon a change of control. The acquisition of Warner Chilcott by Galen represents such a change in control. The liability has been reclassified as current in the pro forma balance sheet at a purchase price equal to 101% of the principal amount in accordance with the terms of the notes. As a result, pro forma working capital is negative due to this reclassification. Should such repurchase be required, Galen will replace the liability with currently unutilized long-term bank facilities and additional long-term financing, the terms of which are currently being finalized by Galen.

                                  RISK FACTORS

     The following risk factors relating to the transaction and the ownership of ordinary shares in the capital of Galen should be considered carefully by shareholders and in addition to the other information contained in this proxy statement.

RISKS RELATING TO THE TRANSACTION

Benefits of the Combination May Not be Realized.

     The combination of Galen and Warner Chilcott involves the integration of separate companies. The difficulties of combining the companies' operations include:

     - the necessity of coordinating geographically separated organizations;

     - integrating and retaining personnel with diverse business backgrounds;
       and

     - any inability to secure regulatory approval for, and gain market acceptance of, products in development including, without limitation, products using Galen's intravaginal ring, or IVR, drug delivery system.

     The process of integrating operations could cause an interruption of, or loss of momentum in, the activities of one or more of the combined company's businesses and the loss of key personnel. The diversion of management's attention and any delays or difficulties encountered in connection with the transaction and the integration of the two companies' operations could have a material adverse effect on the business, results of operations, financial condition or prospects of the combined company after the transaction.

The Value of Galen Ordinary Shares Received Will Fluctuate.

     The market price of Galen ordinary shares is subject to fluctuation. The per share consideration was fixed as of the close of business on May 3, 2000, the date that the transaction agreement was executed by Warner Chilcott and Galen. Therefore, the market prices of Galen ordinary shares when the transaction is completed may vary from their market prices at the date of this document and at the date of shareholder meetings of Galen and Warner shareholders. For example, during the 12 month period ended May 24, 2000, the most recent practical date prior to the mailing of this proxy statement, Galen ordinary shares traded within a range from a low of 485p to a high of 765p, and ended the period at 530p, and Warner Chilcott ADRs traded within a range from a low of 6 5/8 to a high of 21 1/4 and ended that period at 17 7/8. See "Market Price Information" for more detailed share price information.

     These variations may be the result of various factors including:

          (i) changes in the business, operations or prospects of Galen, Warner Chilcott and of the combined company;

          (ii) governmental and/or litigation developments and/or regulatory considerations;

          (iii) market assessments as to whether and when the transaction will be completed;

          (iv) the timing of the transaction;

          (v) governmental action affecting the pharmaceutical industry generally; and

          (vi) general market and economic conditions, including, without limitation, currency fluctuation.

     The transaction may not be completed until a period of time has passed after the Galen and Warner Chilcott shareholder meetings. At the time of their respectable shareholder meetings, Galen and Warner Chilcott shareholders will not know the exact value of the Galen ordinary shares that will be issued in connection with the transaction.

     Shareholders are urged to obtain current market quotations for Galen ordinary shares and Warner Chilcott ADRs.

Conditions to Completion of the Transaction May Not Be Met.

     Completion of the transaction is subject to a number of conditions, including High Court approval of the scheme, antitrust and competition authority approvals and shareholder approval of the transaction. In the event that these conditions are not met or the transaction is not completed, Warner Chilcott may, under the terms of the transaction agreement, be required to pay Galen up to $4.25 million. In addition, Warner Chilcott has incurred expenses in connection with the transaction which may not be recouped in the event that the transaction is not completed. The combined effect of the inability to realize the benefits of the transaction and the payment of the termination fee to Galen and other fees and expenses in connection with the transaction could have a material adverse effect on Warner Chilcott's business, results of operations and future business prospects.

No Prior Market for American Depositary Shares representing Galen's Ordinary Shares in the United States -- You cannot be sure that an active trading market will develop for the Galen American Depositary Receipts you will receive in the transaction.

     Galen's ordinary shares do not currently trade in the United States. Under the transaction agreement, Galen is obligated to list American Depositary Receipts, or ADRs, representing Galen American Depositary Shares, or ADSs, which in turn represent Galen ordinary shares on the Nasdaq National Market. The liquidity of Galen's American Depositary Shares will depend on the number of holders of Galen's American Depositary Shares, the performance of the combined company, the market for similar securities, the interest of securities dealers in making a market in Galen's American Depositary Shares and other factors. A liquid trading market may not develop for Galen's American Depositary Shares.

RISKS RELATING TO GALEN AND THE COMBINED COMPANY

Warner Chilcott has a history of operating losses. We cannot assure you that the combined company will be profitable or that it will be able to maintain profitability.

     Warner Chilcott has a history of operating losses. Through December 31, 1999, Warner Chilcott had an accumulated deficit of approximately $110.3 million. The consolidated company's continued ability to achieve revenue growth and profitability will depend upon, among other things:

     - the success of the products recently acquired from Bristol-Myers Squibb;

     - continuation of Warner Chilcott's current marketing alliance with Schering-Plough;

     - completing development of the combined company's proposed products;

     - ability to secure regulatory approval for and gain market acceptance of Galen's IVR drug delivery system;

     - raising sufficient funds to finance the combined company's activities;
       and

     - success of the combined company's current product portfolio.

Dependence on Schering-Plough Agreement -- The combined company will continue to depend on Warner Chilcott's promotion agreement with Schering-Plough for a part of the combined company's revenues.

     Warner Chilcott has a sales and marketing agreement under which Warner Chilcott's sales force promotes branded products for Schering-Plough. Revenue generated under this agreement represented approximately 24% of Warner Chilcott's gross revenues for the year ended December 31, 1999 (or approximately 7% for such period on a pro forma basis, which pro forma adjustment takes into account both the proposed transaction with Galen and Warner Chilcott's recent acquisition of products from Bristol-Myers Squibb). Warner Chilcott's agreement with Schering-Plough will expire on December 31, 2000, unless renewed upon mutual agreement. Further, this agreement includes a change of control provision which allows Schering-Plough to terminate the agreement if the transaction is completed. The termination or lack of renewal of this agreement could have a material adverse impact on the combined company's revenues and business.

Manufacturing and Supply -- If the combined company has problems with any of the companies who manufacture products for it or its suppliers of raw materials, the combined company's profit margin and its ability to deliver products could be adversely affected.

     During the year ended September 30, 1999, the combined company contracted with third parties for approximately 66% of its pro forma product manufacturing requirements, including the branded pharmaceutical products Warner Chilcott acquired from Bristol-Myers Squibb. Accordingly, the combined company will be dependent upon its contract manufacturers to comply with regulatory requirements and to keep its facilities in good working order. To ensure compliance, the combined company will conduct quality assurance audits of its contract manufacturers, and examine sites and batch records and other documents to determine compliance with FDA, the UK Medicines Control Agency ("MCA") and other regulatory requirements and our specifications. However, the management of the combined company cannot assure you that these contract manufacturers will be able to manufacture its products without interruption, that its suppliers will comply with their obligations under supply agreements with the combined company, or that the combined company will have adequate remedies for any breach. In the event a supplier suffers an event that would render it unable to manufacture its product requirements for a sustained period, the resulting delay could have a material adverse effect on the combined company.

     The principal components used in the combined company's products are active and inactive pharmaceutical ingredients and certain packaging materials. Some components may be available only from sole-source suppliers. In addition, the FDA, MCA and other regulatory bodies must approve suppliers of some ingredients for the combined company's products. The development and regulatory approval of the combined company's products are dependent upon its ability to procure active ingredients and packaging materials from FDA and MCA approved sources. FDA and MCA approval of a new supplier would be required if, for example, active ingredients or such packaging materials were no longer available from the initially approved source. The qualification of a new supplier could potentially delay the manufacture of the drug involved. Arrangements with foreign suppliers are subject to certain additional risks, including the availability of governmental clearances, export duties, political instability, currency fluctuations and restrictions on the transfer of funds.

     Although the management of the combined company considers the sources of supply of the combined company to be adequate, and to date, no significant difficulty has been encountered in obtaining product materials, the combined company cannot assure you that it will continue to be able to obtain materials as required or at reasonable prices. An extended inability to obtain materials or significant price increases that cannot be passed on to customers could have a material adverse effect on the combined company.

     In addition, in connection with Warner Chilcott's recent acquisition of products from Bristol-Myers Squibb, Warner Chilcott entered into transitional support and supply agreements with Bristol-Myers Squibb under which Bristol-Myers Squibb agreed to sell to Warner Chilcott, and Warner Chilcott agreed to purchase from Bristol-Myers Squibb, substantially all of Warner Chilcott's requirements for the acquired products. However, Bristol-Myers Squibb's obligations to supply Warner Chilcott are qualified and subject to conditions (such as the occurrence of a force majeure). Warner Chilcott's remedies in the event of a failure to supply will not completely insure the risk of loss in such event.

The combined company will have restrictive debt instruments outstanding at Warner Chilcott.

     Warner Chilcott has $200.0 million in principal amount of senior notes due 2008 outstanding. Under the terms of the transaction, Warner Chilcott will become a wholly-owned subsidiary of Galen. Under the terms of the indenture governing the senior notes, upon consummation of the transaction Warner Chilcott will be required to offer to redeem the senior notes at 101% of their principal amount from the holders of the senior notes for an aggregate cash consideration of $202.0 million. In the event the holders of the senior notes do not choose to require Warner Chilcott to redeem their senior notes, the senior notes will remain outstanding. The indenture for the senior notes contains various provisions that will continue to limit Warner Chilcott's operations on a stand-alone basis by restricting its ability to:

     - incur additional debt and issue preferred stock;

     - pay dividends and make other distributions;

     - prepay debt;

     - make investments and other restricted payments;

     - enter into sale and leaseback transactions;

     - create liens;

     - sell assets; and

     - enter into certain transactions with affiliates (including Galen).

     These restrictions on Galen's ability to operate the Warner Chilcott business in accordance with its discretion could have a material adverse effect on Galen's business and Galen's ability to integrate Warner Chilcott into the consolidated company.

     For further discussion on the redemption provisions associated with the senior notes, see "Warner Chilcott Management's Discussion and Analysis of Financial Condition and Results of Operations."

The combined company's ethical pharmaceutical services division is reliant on continued outsourcing trends.

     The combined company derived 19.3% of its pro forma revenue in the year ended September 30, 1999, from ethical pharmaceutical services to other pharmaceutical companies. Although this market has grown in recent years, we cannot assure you that this trend will continue. At present there is significant consolidation of pharmaceutical companies and we cannot be certain that this will not have a negative effect on the outsourcing of ethical pharmaceutical services in general and those provided by the ethical pharmaceutical services division in particular. In addition changes in regulations by the FDA, MDA and other regulatory agencies may impact on the overall requirements for clinical trials which in turn could affect the revenues of the combined company.

The combined company may be unsuccessful in managing the growth of its business or integrating new product acquisitions.

     In order to effectively manage acquisitions, the combined company will be required to maintain adequate operational, financial and management information systems and motivate and effectively manage an increasing number of employees. The future success of the combined company will depend in part on its ability to retain or hire qualified employees to operate its business efficiently in accordance with applicable regulatory standards. If management of the combined company is unable to manage these changes effectively and integrate acquisitions successfully, these changes and acquisitions could materially and adversely affect the business, financial condition and results of operations of the combined company.

The combined company's failure to be reimbursed by third-party payers or pricing pressures by managed care organizations could decrease its revenues.

     The combined company's commercial success in producing, marketing and selling products will depend, in part, on the availability of adequate reimbursement from third-party health care payers, such as government bodies and agencies, including the UK National Health Service (the "NHS"), and private health insurers and managed care organizations. Third-party payers are increasingly challenging the pricing of medical products and services. The price paid for prescription medicines by the UK NHS is determined by the Pharmaceutical Price Regulation Scheme (PPRS). On the current PPRS coming into effect, pharmaceuticals supplied to the NHS were cut in price by 4.5% on average. Such prices may not be increased again until January 1, 2001. The management of the combined company cannot assure you that reimbursement will be available to enable the combined company to achieve market acceptance of its products or to maintain price levels sufficient to realize an appropriate return on its investment in product acquisition and development. If adequate reimbursement levels are not provided, the business, financial condition and results of operations of the combined company could be materially and adversely affected. The market for the combined company's products may be limited by actions of third-party payers. For example, many managed health care organizations are now controlling the pharmaceutical products that are on their formulary lists. The resulting competition among pharmaceutical companies to place their products on these formulary lists has created a trend of downward pricing pressure in the industry. The management of the combined company cannot assure you that the combined company's products will be included on the formulary lists of managed care organizations or that downward pricing pressures in the industry generally will not negatively impact its operations. Further, a number of U.S. legislative and regulatory proposals aimed at changing the health care system have been proposed. While management of the combined company cannot predict whether any such proposals will be adopted or the effect such proposals may have on the combined company's business, the pending nature of such proposals, as well as the adoption of any proposal, may exacerbate industry-wide pricing pressures and could have a material adverse effect on the financial condition or results of operations of the combined company.

The combined company may be unable to obtain government approval for, or comply with government regulations relating to, its products.

     The clinical development, manufacture, marketing and sale of pharmaceutical products is subject to extensive supranational, national, state and local regulation. The management of the combined company cannot predict the extent to which the combined company may be affected by legislative and other regulatory actions and developments concerning various aspects of its operations, its products and the health care field generally. The combined company will be, as other drug companies manufacturing or marketing drugs are, required to obtain approval from the FDA, the MCA and other regulatory bodies based upon pre-clinical testing, manufacturing chemistry and control data, bioavailability and other clinical data before marketing most drug products. The generation of the required data is regulated by the FDA, the MCA and other regulatory bodies and can be time-consuming and expensive without assurance that the results will be adequate to justify approval.

     The management of the combined company cannot assure you that the combined company's current and future FDA and MCA filings which it will file with respect to its future proposed products will be approved in a timely manner, if at all, or that it can meet other regulatory requirements for its future proposed products. Even if the combined company is successful in obtaining all required premarketing approvals, postmarketing requirements and/or its inability or failure to comply with other regulations could result in suspension or limitation of approvals. Additionally, the management of the combined company cannot predict the extent to which the combined company may be affected by legislative and regulatory developments concerning its products and the health care field generally. New governmental regulation may adversely effect the operations or competitive position of the combined company.

Exchange exposure

     A reduction in the value of the U.S. dollar could reduce the earnings of the combined company. Changes in exchange rates, particularly those between the U.S. dollar and pound Sterling will affect the combined company's results of operations. For the six months ended March 31, 2000, approximately 32.3% of Galen's revenue was earned in U.S. dollars while approximately 21.6% of Galen's expenses were in U.S. dollars. Any material decrease in the value of the U.S. dollar compared to the pound could reduce the earnings of the combined company by decreasing the value of revenues relative to Galen's expenses.

Reliance on Trademarks, Patents and Other Intellectual Property -- The inability of the combined company to protect its trademarks, service marks, trade names, patents and trade secrets could adversely affect its business.

     Due to the branded product focus of the combined company, the management of the combined company considers its trademarks valuable assets. Therefore, the combined company plans to actively manage its trademark portfolio, maintain long-standing trademarks and obtain trademark registrations for new brands. The combined company will police its trademark portfolio against infringement. However, the management of the combined company cannot assure you that these efforts will be successful or that it will have adequate remedies for any breach.

     The combined company will also rely on patents, trade secrets and proprietary knowledge. It will generally seek to protect these items by filing applications for patents on certain inventions, enforcing its legal rights against third parties that it believes may infringe its intellectual property rights, and entering into confidentiality, non-disclosure and assignment of invention of agreements with its employees, consultants, licensees and other companies. The management of the combined company cannot assure you, however, that its patent applications will result in issued patents, that it will be successful in enforcing its legal rights against third party infringers, that its confidentiality, non-disclosure and assignment of invention agreements will not be breached and that it will have adequate remedies for any such breach, or that its trade secrets will not otherwise become known by competitors.

Reliance on Key Personnel -- the loss of the services of any members of the senior management team or scientific staff of the combined company could adversely affect its business.

     The combined company will be dependent on the continued services of the principal members of its scientific, sales and management staffs. The loss of the services of these individuals might impede the achievement of the combined company's acquisition and development objectives. The combined company will face intense competition for personnel from other companies, academic institutions, government entities, and other organizations. Although the management of the combined company believes that the combined company will be adequately staffed in key positions and that it will be successful in retaining skilled, highly qualified and experienced management, operational and scientific personnel, the management of the combined company cannot assure you that it will be able to attract and retain qualified personnel on acceptable terms. Three Warner Chilcott executives have employment agreements providing that they may terminate their employment agreements and receive eighteen months base salary plus benefits in the event of a change of control. The loss of key personnel, or the combined company's inability to attract and retain additional, highly skilled employees, could have a material adverse effect on the business, results or operations and financial conditions of the combined company.

Enforcement of Legal Process Outside the United States - It may be difficult for investors to effect service and enforce legal process against the combined company.

     A majority of the directors and senior executives of the combined company are not residents of the United States. Many of the assets of such persons and of the combined company are located outside the United States. As a result, it may not be possible to effect service of process within the United States upon such persons or the combined company or to enforce against them judgments of U.S. courts predicated upon civil liability provisions of the U.S. federal or state securities laws.

     The following discussion with respect to the enforceability of certain U.S. court judgments in Northern Ireland is based upon advice provided to the combined company by its counsel, L'Estrange & Brett. The United States and Northern Ireland currently do not have a treaty providing for the reciprocal recognition and enforcement of judgments (other than arbitration awards) in civil and commercial matters. Consequently, a final judgment for payment rendered by any federal or state court in the United States based on civil liability, whether or not predicated solely upon U.S. federal securities laws, would not automatically be enforceable in Northern Ireland. In order to enforce any U.S. judgment in Northern Ireland, proceedings must be initiated by way of common law action before a court of competent jurisdiction in Northern Ireland. In such common law action, an court in Northern Ireland generally will not (subject to the following sentence) reinvestigate the merits of the original matter decided by a U.S. court and will order summary judgment on the basis that there is no defense to the claim for payment. The entry of an enforcement order by a court in Northern Ireland is conditional upon the following: (a) the U.S. court had jurisdiction over the original proceeding; (b) the judgment is final and conclusive on the merits and is for a definite sum of money; (c) the judgment does not contravene the public policy of Northern Ireland; (d) the judgment is not for a tax, penalty or fine arrived at by doubling, trebling or otherwise multiplying a sum assessed as compensation for the loss or damage sustained; and (e) the judgment has not been obtained by fraud or in breach of the principles of natural justice. Subject to the foregoing, holders of ordinary shares or ADRs of Galen may be able to enforce in Northern Ireland judgments in civil and commercial matters obtained from U.S. federal or state courts; however, there can be no assurance that such judgments will be enforceable. In addition, there is doubt as to whether a court in Northern Ireland would accept jurisdiction and impose civil liability in an original action predicated solely upon U.S. federal securities laws.

     The combined company will appoint CT Corporation System, 1633 Broadway, New York, NY 10019, as the combined company's agent for service of process in any suit, action or proceeding with respect to this transaction, and for actions brought under federal or state securities laws brought in any U.S. federal or state court located in The City of New York, Borough of Manhattan, and that the combined company will submit to such jurisdiction and the laying of venue in any such court.

RISKS RELATED TO THE INDUSTRY

An Increase In Product Liability Claims or Product Recalls Could Harm the Business of the Combined Company.

     The development, manufacture, testing, marketing and sale of pharmaceutical products entail significant risk of product liability claims or recalls. The combined company's products are, in the substantial majority of cases, designed to affect important bodily functions and processes. Unforseen side-effects caused by or manufacturing defects inherent in the products sold by the combined company could result in exacerbation of a patient's condition, further deterioration of the patient's condition or even death. The occurrence of such an event could result in product liability claims and/or recall of one or more of the combined company's products. Claims may be brought by individuals seeking relief for themselves or, in certain jurisdictions, by groups seeking to represent a class.

     Product liability insurance coverage is expensive, can be difficult to obtain and may not be available in the future on acceptable terms, if at all. There can be no assurance that the combined company's product liability insurance will cover all the future liabilities it might incur in connection with the development, manufacture or sale of its current and potential products. In addition, the combined company may not continue to be able to obtain insurance on satisfactory terms or in adequate amounts. A successful claim or claims brought against the combined company, in excess of available insurance coverage could have a material adverse effect on the combined company. Moreover, product liability claims or product recalls in the future could, regardless of their outcome, have a material adverse effect on the combined company's business, results of operations and reputation and on its ability to obtain and retain customers for its products. Furthermore, the combined company could be rendered insolvent if it does not have sufficient financial resources to satisfy any liability resulting from such a claim or to fund the legal defense of such a claim.

     Product recalls may be issued at our discretion or at the discretion of the FDA, MCA, other government agencies or other companies having regulatory authority for pharmaceutical sales. Management of the combined company cannot assure you that product recalls will not occur in the future. Any product recall could materially adversely affect the combined company's business, financial condition and results of operations.

The combined company is subject to intense competition in its industry.

     The pharmaceutical industry is highly competitive. The combined company's branded products are in competition with brands marketed by other pharmaceutical companies including large, fully integrated concerns with financial, marketing, legal and product development resources substantially greater than that of the combined company.

     The combined company's branded pharmaceutical products are or may become subject to competition from generic equivalents. There is no proprietary protection for some of the branded pharmaceutical products the combined company sells. Generic substitutes for some of its branded pharmaceutical products are sold by other pharmaceutical companies which claim that their products provide equivalent therapeutic benefits at a lower cost. In addition, governmental and other pressure to reduce pharmaceutical costs may result in physicians prescribing products for which there are generic substitutes. Increased competition from the sale of generic pharmaceutical products may cause a decrease in revenue from the combined company's branded products and could have a material adverse effect on the business, financial condition and results of operations of the combined company.

     As the pharmaceutical industry is characterized by rapid product development and technological change, the combined company's pharmaceutical products could be rendered obsolete or made uneconomical by the development of new pharmaceuticals to treat the conditions addressed by the combined company's products, technological advances affecting the cost of production, or marketing or pricing actions by one or more of the combined company's competitors. The combined company's business, results of operations and financial condition could be materially adversely affected by any one or more of these developments. The combined company's competitors may also be able to complete the regulatory process for new products before we are able to do so and, therefore, may begin to market their products in advance of our products. The management of the combined company believes that competition among both branded and generic pharmaceuticals aimed at the markets identified by it will be based on, among other things, product efficacy, safety, reliability, availability and price. There can be no assurance that developments by others will not render any product or technology the combined company produces or may produce obsolete or otherwise non-competitive.

     The pharmaceutical industry is also characterized by frequent litigation. The combined company may find it necessary to initiate or defend lawsuits to enforce its rights and to determine the scope and validity of the proprietary rights of others. Litigation can be costly and time-consuming, and the combined company cannot assure you that the combined company's litigation expenses will not be significant in the future or that the outcome of such litigation will be favorable to the combined company.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Certain matters discussed in this proxy statement may constitute forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides certain safe harbor protections for forward-looking statements in order to encourage companies to provide prospective information about their businesses. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts.

     Galen and Warner Chilcott desire to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are including this cautionary statement in connection with such safe harbor legislation. This proxy statement, any Form 10-K, Form 10-Q, Current Report on Form 8-K filed by Warner Chilcott with the Commission or any other written or oral statements made by or on behalf of Galen or Warner Chilcott may include forward-looking statements which reflect Galen's or Warner Chilcott's current views with respect to future events and financial performance. The words "believe," "expect," "anticipate," "intends," "estimate," "forecast," "project" and similar expressions identify forward-looking statements.

     The forward-looking statements set forth or incorporated by reference in this Proxy Statement are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in Warner Chilcott's or Galen's records and other data available from third parties. Although Galen and Warner Chilcott believe that such assumptions were reasonable when made, because such assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond Warner Chilcott's and Galen's control, there can be no assurance, and no representation or warranty is made, that the expectations, beliefs or projections will result or be achieved or accomplished. In addition to the other important factors and matters discussed elsewhere herein and in the documents incorporated by reference herein, important factors that, in the view of Warner Chilcott, could cause actual results to different materially from those discussed in the forward-looking statements include completion of the transactions describe herein, the achievement of the anticipated levels of profitability, growth, cost and synergy, the timely development and acceptance of new products, the impact of competitive pricing, the ability to obtain necessary regulatory approvals, the impact of general business and global economic conditions and other important factors described from time to time in the reports filed with the Commission by Warner Chilcott.

     None of Galen, Warner Chilcott nor any of their respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained or incorporated by reference in this proxy statement.

                            THE PROPOSED TRANSACTION

BACKGROUND OF THE TRANSACTION

     The transaction with Galen grew out of Warner Chilcott's interest in Galen's intravaginal ring, or IVR, technology. The IVR may be used as a delivery vehicle for a wide range of medicines for certain women's health issues. Warner Chilcott's President, Mr. Boissonneault, while employed by Warner-Lambert, had pursued the development of the IVR with Galen and its then partner Roussel Laboratories for use in contraception in 1991 and 1992.

     In June 1996, Mr. Boissonneault made a presentation to Dr. King, Galen's Chief Executive Officer and Galen's Executive Chairman, Dr. Allen McClay, in which he described Warner Chilcott's plan to build a women's healthcare focused sales and marketing organization in the United States. At this meeting, Mr. Boissonneault presented a U.S. marketing plan for Galen's beta estradiol IVR and attempted to acquire the U.S. marketing rights to the product. Mr. Boissonneault was told that Warner Chilcott would be considered as a potential marketing partner when the beta estradiol IVR was closer to commercialization.

     In September 1998, Mr. Boissonneault updated Drs. King and McClay regarding Warner Chilcott's progress and expressed continued strong interest in licensing the U.S. marketing rights to the beta estradiol IVR. Galen's position at that time was that no decision would be made as to a marketing partner until the IVR was closer to commercialization.

     In May 1999, Dr. King and Mr. Boissonneault met in Dublin, Ireland for the purpose of again discussing the possibility of Warner Chilcott licensing the U.S. marketing rights to the IVR. At this meeting, Dr. King stated that Galen was not interested in licensing the IVR to Warner Chilcott, but rather was interested in exploring a possible combination with Warner Chilcott as a means of expanding Galen's operations into the United States. Following that meeting, the three management members of Warner Chilcott's board of directors, Mr. Andress, Chairman and Chief Executive Officer, Mr. Boissonneault and Mr. Herendeen, Executive Vice President and Chief Financial Officer, discussed the situation and concluded that it would not be in the best interest of Warner Chilcott's shareholders to enter into negotiations with Galen due to the then current market value of Warner Chilcott and what were believed to be the near-term prospects of increasing Warner Chilcott's value. Dr. King's primary concern at that time was that any transaction with Warner Chilcott would be dilutive to Galen as Warner Chilcott was not profitable.

     On January 11, 2000, Dr. King and Mr. Geoffrey Elliott, Galen's Chief Financial Officer, met with Mr. Boissonneault and Mr. Herendeen to explore a possible business combination. Dr. King noted that Warner Chilcott had reduced its quarterly cash losses (net loss after adding back depreciation and amortization) to near the break-even point and that the ability to construct a business combination was becoming more promising. Dr. King expressed Galen's strong interest in pursuing a possible combination of the two companies in the future.

     On January 18, 2000 Warner Chilcott convened a special meeting of its board of directors for the primary purpose of reviewing the company's progress on the transaction to acquire the Estrace(R) and Ovcon(R) brands from Bristol-Myers Squibb. At that meeting, the board of directors was apprised by Messrs. Andress, Boissonneault and Herendeen of Galen's interest in exploring a possible combination of Galen and Warner Chilcott. After a discussion of Galen's strengths and weaknesses and the merits of a possible transaction, the board of directors authorized Messrs. Andress, Boissonneault and Herendeen to negotiate with Galen. Notwithstanding the board of directors' interest in pursuing a possible transaction with Galen, the board of directors was unanimous in its view that any negotiations with Galen should be put on hold so as not to divert management's attention away from negotiating and completing the transaction with Bristol-Myers Squibb.

     On January 25, 2000 Warner Chilcott announced that it had entered into an agreement to acquire the Estrace(R) and Ovcon(R) brands from Bristol-Myers Squibb. Dr. King expressed the view to Mr. Boissonneault that the acquisition by Warner Chilcott of these products provided the basis upon which a transaction was possible.

     From January 30, 2000 to February 5, 2000, a number of telephone calls took place between Dr. King and Mr. Boissonneault, Dr. King and Mr. Herendeen, and Mr. Elliott and Mr. Herendeen. Galen wished to explore means by which Galen could provide Warner Chilcott with funding to complete the acquisition of the Estrace(R) cream and Ovcon(R) brands without concluding a high yield note offering. Generally, Galen's proposal was that it would consider providing funding to Warner Chilcott provided that the companies immediately enter into merger negotiations. These discussions were halted due to Messrs. Boissonneault and Herendeen's unwillingness to jeopardize the timing or completion of the Bristol-Myers Squibb transaction or to entertain a transaction that obligated Warner Chilcott to enter into exclusive negotiations.

     On February 15, 2000 Warner Chilcott issued $200 million principal amount of high yield notes and acquired the Estrace(R) and Ovcon(R) assets from Bristol-Myers Squibb. With the acquisition completed, Messrs. Boissonneault and Herendeen arranged a meeting with Dr. King and Mr. Elliott to discuss a possible transaction. A confidentiality agreement was executed on February 17, 2000 and a meeting occurred at Warner Chilcott's U.S. offices in Rockaway, New Jersey. A thorough discussion of the strategic benefits of combining the companies took place. Messrs. Boissonneault and Herendeen indicated to Dr. King that they would discuss a possible transaction with Warner Chilcott's board of directors, but that they would only be willing to do so if Galen's expectation regarding the relative values of the companies was in an acceptable range. Dr. King agreed to communicate a preliminary proposal after consultation with Galen's board of directors.

     From February 19, 2000 to February 27, 2000, the frequency and intensity of the discussions increased culminating in Dr. King making an oral proposal to Messrs. Boissonneault and Herendeen for consideration by Warner Chilcott's board of directors.

     On February 28, 2000, Warner Chilcott convened a regularly scheduled meeting of its board of directors. As an agenda item at that meeting Mr. Herendeen outlined the oral proposal communicated by Dr. King. Mr. Herendeen reported that the three management members of the board, Messrs. Andress, Boissonneault and Herendeen, were generally in favor of pursuing a transaction with Galen and requested authorization to enter into negotiations. The board of directors formed a committee of disinterested directors to oversee any discussions and/or negotiations between the companies. The committee was comprised of the three members of Warner Chilcott's audit committee, Mr. James Bloem (chairman of the committee), Mr. Thomas Lynch and Mr. David Pinkerton. The board of directors also agreed that if a transaction were to be pursued, then Warner Chilcott would formally retain Credit Suisse First Boston as its financial advisor.

     On March 1 and March 2, 2000, Messrs. Boissonneault and Herendeen met in Rockaway, New Jersey with Dr. King and Mr. Elliott to exchange additional information regarding both companies and to discuss the prospective organization of the combined companies.

     On March 9, 2000, Warner Chilcott convened a special meeting of the board of directors to discuss, in detail, Galen's expression of interest and the strategic rationale for combining the two companies. Galen proposed the acquisition of all of the outstanding shares of Warner Chilcott in exchange for newly issued Galen shares at a fixed exchange ratio. Under Galen's proposal, two members of Warner Chilcott's senior management team, Messrs. Boissonneault and Herendeen, would hold top level executive positions in the combined enterprise, Mr. Boissonneault as Chief Executive Officer and Mr. Herendeen as Executive Vice President. Both Mr. Boissonneault and Mr. Herendeen would join the board of directors of Galen, which would be expanded to nine members. The members of Warner Chilcott's board of directors determined that they were unanimously in favor of continuing negotiations with Galen and outlined the general terms under which the board of directors would support a transaction. Following a discussion, the board of directors authorized Messrs. Andress, Boissonneault and Herendeen to continue the process with Galen, provided that the special committee of Warner Chilcott's disinterested directors, Messrs. Bloem (chairman), Lynch and Pinkerton, take an active role in overseeing the negotiations. Management was directed to formally retain Credit Suisse First Boston as Warner Chilcott's financial advisor and to ensure that Credit Suisse First Boston kept members of the special committee apprised of all developments.

     On March 14, 2000, Warner Chilcott held a meeting of the special committee and included all of its advisors in its Rockaway, New Jersey offices. Mr. Bloem chaired the meeting. The purpose of this meeting was to discuss issues of structure, taxation, financial accounting, legal and regulatory requirements and timelines. Advisors present included Warner Chilcott's General Counsel, Beth Hecht, financial advisor, Credit Suisse First Boston, outside Irish counsel, outside UK counsel, outside U.S. counsel, auditors and tax consultants. During the meeting, a variety of possible transaction structures were discussed with the objective of identifying the structure that would maximize the value of a possible transaction to Warner Chilcott's shareholders.

     On March 22, 2000, Mr. Herendeen and Mr. Andress convened a meeting of the special committee together with certain of the company's advisors for the purpose of reviewing the status of the transaction. All of the members of the special committee were in attendance. At this meeting, the advisors outlined for the special committee the terms of the transaction as proposed by Galen. Mr. Herendeen, taking into account the advice of the company's advisors, expressed concern over the exchange ratio, the existence and magnitude of a break-up fee and the nature of any representations and warranties, and outlined a strategy to attempt to address the concerns. Messrs. Andress and Herendeen, supported by the special committee, outlined the terms under which Warner Chilcott would be willing to continue to pursue a combination with Galen. Credit Suisse First Boston was directed to discuss such terms with Galen's financial advisor, Merrill Lynch International.

     Between March 22 and March 27, Credit Suisse First Boston continued negotiations with Merrill Lynch International and obtained oral confirmation that the revised terms proposed by Warner Chilcott were generally acceptable to Galen. On March 28, Messrs. Boissonneault and Herendeen and Ms. Hecht met in London with Warner Chilcott's outside UK and U.S. counsel and Credit Suisse First Boston for the purpose of organizing legal and business due diligence activities. On March 29, Dr. King and Mr. Elliott made a presentation in London to Messrs. Boissonneault, Herendeen, Ms. Hecht and Warner Chilcott's outside advisors. Following the presentation, Dr. King and Mr. Elliott answered questions and agreed to provide additional information as requested by various parties.

     On March 29 and 30, Messrs. Boissonneault and Herendeen and a representative of Credit Suisse First Boston visited several of Galen's facilities in Northern Ireland and continued to conduct business due diligence. During the same period, Warner Chilcott, Galen and their respective outside legal advisors initiated due diligence reviews of the contents of each others' data rooms set up at their U.K. law firms. On March 30, Messrs. Boissonneault and Herendeen made a presentation to members of Galen's senior management, members of Galen's board of directors and Galen's advisors to provide them with a more thorough understanding of Warner Chilcott's historical performance and strategy.

     From March 30 through April 13, negotiations continued between the companies and their respective advisors. Several issues arose as to the form of the proposed transaction. The most significant issue was Warner Chilcott's position that structuring the transaction as a scheme of arrangement under Irish law would provide the best structure for tax-free treatment for the holders of Warner Chilcott shares. On April 13, Galen agreed to move forward under a scheme of arrangement. The other material issue that was the subject of extensive negotiation was Galen's proposal that Warner Chilcott pay a break-up fee if the proposed transaction was not completed.

     On April 14, a special meeting of the Warner Chilcott board of directors took place in New York City to review the status of the transaction with Galen. At this meeting, the company's Irish and outside U.S. counsel made presentations outlining the directors' obligations under both Irish and U.S. law. Credit Suisse First Boston also made a financial presentation to the board of directors. The board of directors was unanimous in its support for the transaction provided that the remaining open issues were satisfactorily addressed in the transaction agreement.

     On April 28, a special meeting of the board of directors was held telephonically. Prior to the meeting, a draft of the transaction agreement was provided to all of the members of the board of directors. The draft circulated was not final, as it contained a number of open issues such as the amount of a break fee. Ms. Hecht reviewed the provisions of the transaction agreement with the directors. The board of directors then discussed the terms of the transaction agreement and agreed to meet again when the agreement was in final form.

     On May 3, 2000, a special meeting of the board of directors was held telephonically. Prior to the meeting, a near final draft of the transaction agreement was provided to all members of the board of directors. Warner Chilcott's U.S. counsel, Kirkland & Ellis, led a detailed discussion of the principal terms of the agreement and identified the few issues that remained to be resolved before the agreement could be executed. The board of directors discussed the agreement and parameters for resolving the open issues. Next, Credit Suisse First Boston provided an update of its previous presentation and delivered its written opinion, dated May 3, 2000, to the effect that, as of that date and based upon and subject to the matters described in the opinion, the per share consideration to be offered to the holders of Warner Chilcott ordinary shares and Warner Chilcott ADR's (other than Galen and its affiliates) under the scheme is fair to those holders from a financial point of view. The board of directors then discussed Credit Suisse First Boston's presentation. After the board of directors had the opportunity to have their questions answered, the Chairman, Mr. Andress, polled the board of directors as to their vote on the proposed transaction. At the request of the board of directors, the proposed resolutions authorizing the transaction were read aloud. Mr. Boissonneault was authorized to resolve the open issues within the ranges discussed by the board of directors. Upon a motion by Mr. Lynch, seconded by Mr. Bloem, the resolutions were approved by a unanimous vote of the board.

     During the evening of May 3, Mr. Boissonneault resolved the open issues on the transaction within the ranges authorized by the Warner Chilcott board of directors. Early in the morning of May 4, Mr. Boissonneault and Dr. King executed the final transaction agreement between the companies.

WARNER CHILCOTT'S REASONS FOR SUPPORTING THE TRANSACTION

     Warner Chilcott's board of directors determined by a unanimous vote of all of its directors that the exchange of all Warner Chilcott shares for Galen shares is fair to, and in the best interests of, Warner Chilcott and its shareholders and by such votes has approved the transaction agreement and the scheme of arrangement. Accordingly, the board of directors recommends that shareholders vote in favor of the scheme and the other matters to be proposed at the extraordinary general meeting.

     In reaching its determination, the board of directors considered a number of factors, including, but not limited to, the following:

          (1) Our business, financial condition, earnings and prospects and the competitive environment facing us, which helped the directors evaluate the merits and risks associated with our continuing as an independent entity, whether the transaction is in the best interests of our company and whether it is an appropriate time to engage in the proposed transaction;

          (2) Galen's prospects in combination with our company, particularly the improved visibility of its longer-term plans -- for the U.S. branded products business, access to a pipeline of proprietary products in development -- and for Galen's product development activities, the ability to retain control over the U.S. commercialization of its pipeline and thereby retain a greater economic stake in the potential success of its developed products;

          (3) The expectation that the combined company, due to its greater scale, will be positioned to accelerate our growth through increased flow of acquisition and licensing opportunities and improved access to the capital to complete such transactions;

          (4) The historical market prices and trading information with respect to the Warner Chilcott ADRs;

          (5) The fact that, based on the closing price of Galen's ordinary shares as of May 3, 2000, the 2.5 shares of Galen stock to be issued in consideration of each ordinary share represented: (a) a premium of 33% over the $18.00 closing price of the ADRs on the Nasdaq National Market on May 3, 2000, the last trading day prior to the public announcement of the execution of the transaction agreement and (ii) a premium of approximately 57% over the average closing price of the ADRs over the 30 trading days preceding the announcement, which led the directors to conclude that the transaction would provide an opportunity for shareholders to receive a premium to current and recent trading prices for the ordinary shares;

          (6) The opportunity for option holders to participate in the equity of the combined company through the conversion of Warner Chilcott options into Galen options;

          (7) The expectation that the transaction will be tax-free to our shareholders;

          (8) The likelihood that the transaction will be approved by Galen's shareholders and the relevant regulatory authorities;

          (9) The terms and conditions of the transaction agreement and the scheme, including the amount and form of the consideration to be received by our shareholders and option holders and the conditions to the closing of the transaction, which led the directors to conclude that there was a high probability of the transaction being consummated; and

          (10) The presentation of Credit Suisse First Boston to the board, including their oral opinion dated May 3, 2000 to the effect that, as of the date of that date and based upon and subject to the matters described therein, the per share consideration to be offered to the holders of Warner Chilcott ordinary shares and Warner Chilcott ADRs, (other than Galen and its affiliates) under the scheme was fair to such holders from a financial point of view.

     The above discussion of the information and factors considered by our board of directors is not meant to be exhaustive, but includes the most significant factors considered by the board. Our board did not quantify or attach any particular weight to the factors that it considered in reaching its determination that the transaction agreement and the scheme are fair to and in the best interests of our company. As a result of its consideration of the factors described above, and other relevant considerations, the board determined by a unanimous vote of all of the directors that the transaction agreement and the scheme are fair to and in the best interests of our company and its shareholders and approved both the transaction agreement and the scheme. In considering the recommendation of our board of directors with respect to the transaction, shareholders should be aware that the interests of certain directors and executive officers are or may be different from the interests of our company and its shareholders generally. The board was aware of these interests and took these interests into account in approving the transaction agreement and the scheme.

THE HIGH COURT SANCTION HEARING

     The hearing by the High Court of Warner Chilcott's application for the sanction of the scheme and the confirmation of the proposed reduction of share capital will take place on a day which will be appointed by the High Court following a separate application for that purpose. At the same time as the High Court appoints the day for hearing, it will direct how the date of the hearing should be advertised. Warner Chilcott will propose that such advertising should be placed in the legal notices sections (or similar available alternative sections) in the Wall Street Journal and The Irish Times newspapers. All holders of ordinary shares and of deferred shares are entitled to attend and be heard at the hearing in person or through a professional lawyer. Submissions and arguments to the High Court are generally made orally, but any facts other than those expressed in Warner Chilcott's own documents which a person wishes to put forward must be put forward as evidence in the form of a sworn written statement (an affidavit being the standard form for this in Irish practice). Any person proposing to make submissions or put forward evidence to the High Court at the hearing will be requested to advise Warner Chilcott's Irish lawyers in advance and they in turn will advise the High Court. Individuals may make these submissions personally or by a professional lawyer entitled to appear in the High Court of Ireland (a solicitor or barrister in Irish practice).

     The hearing will take place on the advertised date or on adjourned dates then fixed by the High Court. The High Court will consider the submissions and evidence presented to it so as to establish whether the requirements of Irish law and Warner Chilcott's corporate constitution, its memorandum and articles of association, so far as these are applicable, have been complied with, whether the necessary majorities of Warner Chilcott's shareholders of record have voted in favor of approving the scheme and the resolution for the reduction of Warner Chilcott's share capital, and whether the scheme and reduction of capital are fair and reasonable in all the circumstances. The High Court may announce its decision immediately after the hearing or may defer this until a date to be announced later.

EFFECTIVE TIME OF THE TRANSACTION

     The transaction will become effective upon delivery to the Registrar of Companies in Dublin, Ireland, of a copy of the final order of the High Court sanctioning the scheme and confirming the reduction of Warner Chilcott's capital, and the registration by the Registrar of the order confirming the reduction of Warner Chilcott's capital.

REGULATORY FILINGS AND APPROVALS

     In addition to the High Court proceedings described elsewhere in this document, the obligation of each party to fulfill its respective obligations under the transaction agreement is subject to obtaining the prior approval or consent of the following governmental agencies:

     Under the Irish Mergers, Takeovers and Monopolies (Control) Act, 1978, as amended, the transaction may not be completed until notifications have been given and certain information has been furnished to the Minister for Enterprise, Trade and Employment and either the Minister has stated in writing that she does not intend to make an order under Section 9 of that Act with respect to the transaction or the relevant period within the meaning of Section 6 of that Act has elapsed. Galen and Warner Chilcott filed the appropriate notification forms and information with the Minister on May 16, 2000.

     Under the HSR Act and the rules promulgated thereunder by the U.S. Federal Trade Commission, or FTC, the transaction may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice and specified waiting period requirements have been satisfied or approval granted.

     At any time before or after completion of the transaction, the antitrust authorities described above could take such action under their respective antitrust laws as they deem necessary or desirable in the public interest, including seeking to enjoin the completion of the transaction or seeking divestiture of assets of Galen or Warner Chilcott. In addition, at any time after the completion of the transaction, any state could take such action under its antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the transaction or seeking divestiture of assets of Galen or Warner Chilcott. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

     Based on information available to them, Galen and Warner Chilcott believe that the transaction can be effected in compliance with European Union, Irish and United States federal and state antitrust laws. However, there can be no assurance that a challenge to the completion of the transaction on antitrust grounds will not be made or that, if such a challenge were made, Galen and Warner Chilcott would prevail or would not be required to accept certain conditions, including the divestiture of assets and/or commitments as to future business practices and other matters in order to complete the transaction.

ACCOUNTING TREATMENT

     Galen intends for the transaction to be treated as a purchase for accounting purposes under both U.K. GAAP and U.S. GAAP.

FEDERAL SECURITIES LAW CONSEQUENCES

     All ordinary shares in the capital of Galen received by shareholders of Warner Chilcott in the transaction will be issued pursuant to an exemption from registration under Section 3(a)(10) under the U.S. Securities Act of 1933, as amended. Galen is seeking a "no-action letter" from the U.S. Securities and Exchange Commission confirming the availability of such exemption and that the Galen ordinary shares will not be deemed to be "restricted securities" within the meaning of Rule 144(a)(3) of the U.S. Securities Act. Ordinary shares of Galen received by persons deemed to be affiliates of Warner Chilcott prior to the transaction may be resold by them in the U.S. only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 in the case of such persons who become affiliates of Galen) or otherwise in compliance with or under an exemption from) the registration requirements of the

U.S. Securities Act. Persons deemed to be affiliates of Warner Chilcott or Galen are those individuals or entities that control, are controlled by, or are under common control with, such party and generally include executive officers and directors of such party as well as certain principal shareholders of such party.

STOCK MARKET LISTING

     It is a condition to the transaction that ADRs representing Galen ordinary shares to be issued in the scheme be approved for quotation on the Nasdaq National Market. An application will be filed for listing the new Galen ADRs on the Nasdaq National Market in due course.

NO RIGHT TO DISSENT

     If the shareholders of Warner Chilcott approve the scheme and the reduction of Warner Chilcott's capital, and the High Court sanctions the scheme and confirms the reduction of Warner Chilcott's capital, then, subject to the scheme becoming effective in accordance with its terms, each of Warner Chilcott's ordinary shares and deferred shares will be automatically deemed canceled and in consideration therefor holders of those ordinary shares will receive the number of ordinary shares in the capital of Galen determined by the per share consideration and holders of those deferred shares will receive one ordinary share of Galen. No holder of any ordinary shares or deferred shares of Warner Chilcott will have a right under law of the Republic of Ireland to dissent or obtain the "full value" of, or otherwise seek a court appraisal of the value of, such securities.

SURRENDER OF SHARE CERTIFICATES

     Following the effective time of the transaction, Galen will cause a letter of transmittal to be mailed to all holders of ordinary shares containing instructions for surrendering their certificates representing ordinary shares. Certificates should not be surrendered until the letter of transmittal is received, fully completed and returned by such holder as instructed in the letter of transmittal.

TAX CONSIDERATIONS

  United States federal income tax consequences

     The following discussion summarizes the U.S. federal income tax consequences to holders of the receipt of ordinary shares of Galen in consideration for the cancelation of ordinary shares and deferred shares, as described in the transaction agreement. The discussion is based on the U.S. Internal Revenue Code of 1986, as amended, Treasury regulations, judicial decisions and published positions of the IRS, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. This discussion does not address all aspects of U.S. federal income taxation (including potential application of the alternative minimum tax) that may be relevant to a particular shareholder or option holder based on such holder's particular circumstances and does not address any aspect of state, local or non-U.S. tax laws. Further, with respect to the discussion of ordinary shares and deferred shares, this summary generally considers only U.S. Holders that hold their ordinary shares as capital assets (generally, assets held for investment) and may not apply to all shareholders. In particular, the discussion may not apply to shareholders (1) who acquired their ordinary shares pursuant to the exercise of employee stock options or other compensation arrangements with Warner Chilcott; (2) who are subject to special tax treatment under the Code (such as broker-dealers, insurance companies, tax-exempt organizations, financial institutions, and regulated investment companies); (3) who hold the ordinary shares as part of a "straddle," "hedge," or "conversion transaction," or to holders whose functional currency is not the U.S. dollar; (4) who own, or have owned, directly, indirectly, or through attribution, currently or during the past five years, 10% or more of the ordinary shares; or (5) who are certain expatriates or former long-term residents of the United States.

     For purposes of this discussion, a "U.S. Holder" is any holder of ordinary shares or deferred shares of Warner Chilcott who is (1) a citizen or resident of the United States; (2) a corporation or other entity taxable as a corporation organized under the laws of the United States or of any state thereof or the District of Columbia; (3) an estate the income of which is included in gross income for U.S. federal income tax purposes regardless of source; (4) a trust, if a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions; or (5) any other person who is subject to U.S. federal income tax on a net income basis with respect to the ordinary shares or deferred shares. In the case of a holder of ordinary shares or deferred shares that is a partnership for U.S. federal income tax purposes, each partner of such partnership will take into account its allocable share of income or loss from the ordinary shares or deferred shares, and will take such income or loss into account under the rules of taxation applicable to such partner, taking into account the activities of the partnership and the partner.

ISSUANCE OF ORDINARY SHARES OF GALEN IN CONSIDERATION FOR CANCELATION OF ORDINARY SHARES AND DEFERRED SHARES

     Kirkland & Ellis is acting as counsel to Warner Chilcott in connection with the transaction. Warner Chilcott expects to receive an opinion of Kirkland & Ellis that the scheme will constitute a reorganization within the meaning of
Section 368(a) of the Code. This opinion will be based on factual representations of Warner Chilcott and Galen which are customarily given in transactions of this type.

     Based on the conditions and assumptions referred to above, as a result of the scheme qualifying as a reorganization, no gain or loss will be recognized by U.S. Holders of ordinary shares or deferred shares solely as the result of the cancelation of their ordinary shares or deferred shares in consideration for shares of Galen pursuant to the scheme. The aggregate tax basis of the ordinary shares of Galen received pursuant to the scheme will be the same as the aggregate tax basis of the ordinary shares or deferred shares canceled in consideration therefor under the scheme. The holding period of the ordinary shares of Galen received will include the holding period of the ordinary shares or deferred shares canceled in consideration therefor pursuant to the scheme. A U.S. Holder who is a "5% shareholder" of Galen in accordance with applicable Treasury Regulations under Section 367(a) of the Code will qualify for the treatment described in this paragraph only if such U.S. Holder files a gain recognition agreement with the IRS.

     Neither Warner Chilcott nor Galen has requested a ruling from the IRS with regard to any of the U.S. federal income tax consequences of the transaction, and the IRS is not precluded from successfully asserting that the cancelation of ordinary shares or deferred shares under to the scheme is not a reorganization, contrary to the opinion of counsel.

     A successful IRS challenge to the reorganization status of the scheme would result in a U.S. Holder of ordinary shares or deferred shares recognizing a taxable gain or loss with respect to each ordinary share or deferred share canceled equal to the difference between (1) the fair market value, as of the time of the completion of the scheme, of the ordinary shares of Galen received and (2) the U.S. Holder's basis in the ordinary shares or deferred shares canceled. In that event a U.S. Holder's basis in the ordinary shares of Galen received in the scheme would equal its fair market value as of the time of the completion of the scheme and the U.S. Holder's holding period for that stock will begin on the day after the day of the completion of the scheme.

     Provided the completion of the scheme qualifies as a reorganization, neither Warner Chilcott nor Galen will recognize gain or loss as the result of the scheme.

  Tax Consequences in the Republic of Ireland

     The following summary is general in character and is based on certain aspects of current law, regulations, rulings and decisions and practice in the Republic of Ireland, all of which are subject to change. Any such change may be applied retroactively and may adversely affect the summary. This summary does not address all possible tax consequences relating to the scheme. Attention is drawn to the fact that the summary is not comprehensive and that shareholders and option holders should consider their individual situation with their usual tax adviser.

     The receipt of ordinary shares of Galen in consideration for the cancelation of ordinary shares or deferred shares will not give rise to capital gains tax in the Republic of Ireland. Holders of ordinary shares or deferred shares will be treated as having acquired the ordinary shares of Galen on the same date and for the same cost as the ordinary shares or deferred shares.

     THE TAX DISCUSSION DESCRIBED ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. DUE TO THE INDIVIDUAL NATURE OF TAX CONSEQUENCES AND THE NUMBER OF DIFFERENT JURISDICTIONS INVOLVED IN THIS TRANSACTION, SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE SCHEME, INCLUDING THE APPLICATION TO THEM OF ANY PENDING LEGISLATION, TAX REPORTING REQUIREMENTS, THE ALTERNATIVE MINIMUM TAX AND THE EFFECTS OF APPLICABLE NATIONAL, STATE OR LOCAL INCOME OR OTHER TAX LAWS.

                                 THE COMPANIES

                   DESCRIPTION OF WARNER CHILCOTT'S BUSINESS

OVERVIEW

     Warner Chilcott develops and markets branded prescription pharmaceutical products in the United States. Our primary area of focus is the large and growing women's health therapeutic category. We also participate in the cardiology and dermatology categories. Through our national sales force of approximately 260 representatives, we market branded pharmaceutical products directly to physician specialists across the country including obstetrician/gynecologists, urologists, cardiologists, dermatologists, and high-prescribing primary care physicians. We have an experienced management team with significant pharmaceutical industry expertise, specifically in the marketing of prescription pharmaceutical brands.

     An important part of our strategy is to acquire established branded pharmaceutical products and to increase their sales through enhanced promotion targeted to high-prescribing physicians. We also internally develop branded products as well as product line extensions for our existing products such as new formulations, dosages or new indications. Line extensions are particularly valuable because they may enable us to extend the growth potential of our brands.

     On January 26, 2000, we entered into an agreement with Bristol-Myers Squibb to acquire three branded pharmaceutical products for aggregate consideration, as adjusted, of $175.1 million. We completed this transaction on February 15, 2000. The products we acquired through that transaction are:

     - Estrace(R) vaginal cream, an estrogen replacement therapy product, with net sales of $21.4 million for the year ended December 31, 1999; and

     - Ovcon(R) and Ovcon(R) 50, two oral contraceptives, with net sales totaling $28.6 million for the year ended December 31, 1999.

     We acquired Estrace(R) cream and Ovcon(R) brands because they are proprietary brands with solid growth prospects competing in two important segments of the women's health market, which is our area of strategic focus and strength. Our goal is to increase the value of both brands through increased promotional support, product repositioning and the development of line extensions. We believe that both brands will respond to the higher level of promotional support that we have been using since March 1999 and will continue to use to support the products relative to BMS's efforts over the last several years.

INDUSTRY OVERVIEW

     Prescription drug expenditures are the fastest growing component of health care expenditures in the United States. The U.S. Health Care Financing Administration estimates that pharmaceuticals currently account for approximately 6.5% of U.S. health care expenditures, and are expected to increase to 8% by 2007. Estimated U.S. pharmaceutical sales for 1998 were approximately $75 billion, and HCFA projects continued sales increases at an average annual growth rate of approximately 10% through 2007, compared to an average annual growth rate of approximately 7% for total health care costs during this period. Factors underlying this increase in prescription drug expenditures include:

     - increases in research and development expenditures by drug manufacturers, resulting in many new drug introductions;

     - a shorter FDA approval cycle for new pharmaceuticals;

     - high prices for new "blockbuster" drugs;

     - an aging population; and

     - increased demand for prescription drugs due to increased disease awareness by patients, effective direct-to-consumer advertising by drug manufacturers and a growing reliance on medication in lieu of lifestyle changes.

     In recent years, the pharmaceutical industry has been characterized by consolidation which has increased the level of sales necessary for an individual product to justify active marketing and promotion from large pharmaceutical companies. For example, for the year ended December 31, 1998, the additional sales required for 1% sales growth for large global pharmaceutical companies such as Merck & Co., Johnson & Johnson and Novartis Pharmaceuticals, a subsidiary of Novartis AG, are $269 million, $237 million and $231 million, respectively. We believe that large pharmaceutical companies have begun to focus their marketing efforts on drugs with annual sales in excess of $250 million, newer or novel drugs which have the potential for high volume sales and products which fit within core therapeutic or marketing priorities. As a result, major pharmaceutical companies increasingly have sought to divest small or non-strategic product lines that can be profitable for emerging pharmaceutical companies, like us, to manufacture and market.

THE HORMONE REPLACEMENT MARKET

     In the U.S., hormone replacement therapy market is an approximately $2.5 billion. Estrogen drug products and estrogens in combination with progestins used for the treatment of symptoms associated with menopause make up the vast majority of the market.

     Vaginal hormone replacement is a sub-segment of the overall hormone replacement market and is comprised of products that deliver estrogen directly to the vaginal tissue. We estimate this market to be roughly $100 million. According to the U.S. Bureau of the Census, there are over 30 million women over the age of 55 in the United States. Many of these women are candidates for vaginal estrogen replacement therapy. We expect continued growth in the market for vaginal estrogen preparations due to the rising number of postmenopausal women, increased life expectancy and a general increase in awareness of the benefits of estrogen replacement therapy. Estrogen based vaginal creams are currently indicated in the treatment of vulval and vaginal atrophy, a common symptom in post-menopausal women.

THE ORAL CONTRACEPTIVE MARKET

     In the U.S., oral contraceptives are a $1.8 billion market. The total market, measured in dollars, grew 12.1% in 1999 compared with 1997. Oral contraceptives are used by over 90 million women worldwide and have been shown to produce safe and effective contraception. The vast majority of the market is composed of oral contraceptive pills consisting of estrogen combined with a progestin.

     Ovcon(R) 35 competes in the low-dose segment of the market, which is comprised of products with 30 to 35 micrograms of estrogen. These low-dose oral contraceptives comprise roughly 79% of the total market. The low-dose segment grew 5.8% in the first half of 1999 compared with 1998. The low-dose segment further breaks down into two sub-segments: the monophasics, including Ovcon(R) 35, that maintain the same ratio of progestin and estrogen throughout the cycle; and the multiphasics that have a changing ratio throughout the cycle. The monophasics market has been declining while the multiphasics have contributed to the overall market growth. We believe that the recent increase in the low-dose multiphasic sub-segment and the decline in the low-dose monophasics is due in large part to the major competitors in the oral contraceptive market (Ortho McNeil/Johnson & Johnson and Wyeth-Ayerst/AHP) placing their primary promotional emphasis on their newer, multiphasic offerings.

SALES AND MARKETING

     We market branded pharmaceutical products that we believe will benefit from promotional activities directed toward physician specialists. We have a sales and marketing infrastructure which includes approximately 260 sales representatives dedicated to promoting and marketing branded pharmaceutical products. We believe we have the fourth largest sales force targeted to promoting women's health products to obstetrician/ gynecologists in the U.S.

     We began building our sales organization in 1997. By the end of 1998, we had established a sales organization of approximately 260 professionals as well as the infrastructure to support and manage our sales efforts. We intend to augment our sales organization as needed to support the promotion of our existing and future branded products. We believe that our sales force at its present size provides us with adequate resources to execute the promotional plans for the branded products discussed in this prospectus, including those acquired from BMS.

     Our marketing strategy is to promote our branded products to high volume prescribing physicians through our targeted specialty sales forces. We focus our sales force by employing precision marketing techniques, including comprehensive internal analysis of actual prescription data. We use this data to identify and target physicians that are likely to produce the greatest return on our promotional efforts. While part of Warner-Lambert, members of our senior management team were pioneers in utilizing precision marketing methods and have brought the benefits of their experience to Warner Chilcott. Precision marketing techniques help us to target physicians, measure the effectiveness of our promotional efforts and evaluate the skill of our individual sales representatives.

     Generally, the physicians we target tend to be specialists concentrated in metropolitan areas and within larger group practices. This concentration enables us to use our 260 person sales force to achieve greater reach and frequency. Our seasoned representatives have developed relationships with physicians in the segments we target.

     Our management team has instituted a number of programs related to compensation, incentives and professional advancement in order to keep our sales representatives motivated with respect to their marketing efforts. Our sales representatives are regularly reviewed and ranked based on a number of key factors of performance. Those rankings are then taken into account in determining base compensation, performance bonuses and professional advancement. The programs have proven effective in motivating our sales representatives and in identifying exceptional employees whose skills warrant advancement to supervisory/management roles within our sales organization.

     We endeavor to supply our sales forces with a full complement of support materials to assist in their efforts to promote and position our products. We believe that our sales representatives and the packaging, sample kits, visual aids and other collateral sales materials that we have developed for use by our sales representatives are of a level of quality, professionalism and sophistication that positions us to successfully compete with much larger pharmaceutical concerns.

BRANDED PRODUCTS

     We market a portfolio of branded products primarily in the women's health, cardiology and dermatology segments. The following table identifies our branded product marketing and development activities.

                      THERAPEUTIC
   PRODUCT            APPLICATION                               STATUS
--------------    --------------------    --------------------------------------------------
WOMEN'S HEALTH
NataFort(R)       Prenatal Vitamin        Developed in-house, launched in December 1997
NataChew(TM)      Chewable Prenatal       Developed in-house, launched in November 1999
                  Vitamin
Pyridium(R)       Urinary Tract           Acquired rights from Warner-Lambert in June 1997
                  Analgesic
Pyridium          Urinary Tract           Acquired rights from Warner-Lambert in June 1997,
  Plus(R)         Analgesic/              continued development in-house and launched in
                  Antispasmodic           March 1999
Estrace(R)        Estrogen Replacement    Began promoting in March 1999 under promotion
  Cream                                   agreement, acquired rights from Bristol-Myers
                                          Squibb in February 2000
Ovcon(R) 35       Oral Contraceptive      Began promoting in March 1999 under promotion
                                          agreement, acquired rights from Bristol-Myers
                                          Squibb in February 2000
Ovcon(R) 50       Oral Contraceptive      Acquired rights from Bristol-Myers Squibb in
                                          February 2000
Mandelamine(R)    Antibacterial           Acquired from Warner-Lambert in June 1997
CARDIOLOGY
LoCholest(R)      Lipid Regulation        Licensed from Eon, launched in 1997
K-Dur(R)          Potassium Supplement    Began promoting in July 1998 under agreement with
                                          Schering-Plough
Nitro-Dur(R)      Angina                  Began promoting in January 1999 under agreement
                                          with Schering-Plough
DERMATOLOGY
Doryx(R)          Antibiotic              Acquired from Warner-Lambert in June 1997
Lotrisone(R)      Antifungal/Anti-        Began promoting in January 1999 under agreement
                  inflammatory            with Schering-Plough
Eryc(R)           Antibiotic              Acquired from Warner-Lambert in June 1997

WOMEN'S HEALTH PRODUCTS

     We are marketing and developing prescription products for the treatment and support of women's health. The following provides a more detailed description of such products:

  NataFort(R)

     In December 1997 we launched NataFort(R), a prescription strength prenatal vitamin designed to improve patient compliance by virtue of its relatively small tablet size. After only two years of marketing, today more new prescriptions are filled in the United States for NataFort(R) than for any other prenatal vitamin. In developing NataFort(R), we performed market research that indicated that the most important ingredients that physicians seek in a prenatal vitamin are folic acid and iron. Meanwhile, patients expressed a strong negative reaction to the size of the tablets which reduced patient compliance. Prenatal vitamins tend to be large due to the inclusion of calcium in their formulation. Although thought to be less important than folic acid or iron, calcium was traditionally included in prenatal vitamins before the introduction of NataFort(R). In addition, the absorption of iron may be inhibited by the presence of calcium. Our solution was to formulate NataFort(R) with folic acid and iron but without calcium. As such, NataFort(R) tablets are smaller than competing vitamins and, due to the absence of calcium, potentially allow for improved iron absorption. Prenatal vitamins are grandfathered drugs and therefore not subject to FDA pre-market clearance requirements.

  NataChew(TM)

     NataChew(TM) is a prescription strength chewable prenatal vitamin which was developed internally and launched in November 1999. NataChew(TM) is a wildberry flavored chewable tablet that provides ten essential vitamins, including folic acid, and iron. The product was designed to enhance patient compliance by using a pleasant-tasting chewable format. We licensed proprietary taste masking technology to overcome the unpleasant taste of iron. The difficulty in taste masking iron has been the primary obstacle to the introduction of chewable vitamin alternatives for pregnant women.

  Pyridium(R) and Pyridium Plus(R)

     Pyridium(R) is an orally active urinary tract analgesic agent that helps relieve urinary pain, burning, urgency and frequency related to urinary tract infections. Pyridium Plus(R), a line extension of Pyridium(R), was introduced by Warner-Lambert Company in 1980. We reintroduced Pyridium Plus(R) in March 1999. The product is positioned to capitalize on the brand equity associated with the Pyridium(R) trademark but is intended for patients with irritative bladder conditions. Our efforts in marketing Pyridium Plus(R) have helped us establish solid relationships with high-volume prescribing urologists.

  Estrace(R) Cream

     Estrace(R) vaginal cream is a hormone replacement therapy for the treatment of vaginal and vulval atrophy. We began promoting Estrace(R) cream in March 1999 under an agreement with Bristol-Myers Squibb. In February 2000, we acquired the rights to this product. Estrace(R) cream contains beta-estradiol as its active ingredient.

  Ovcon(R) 35

     Ovcon(R) 35 is an oral contraceptive composed of norethindrone and ethinyl estradiol. It was introduced by Bristol-Myers Squibb in 1978 and we began promoting the product in March 1999 under an agreement with Bristol-Myers Squibb. In February 2000, we acquired the rights to this product.

  Ovcon(R) 50

     Ovcon(R) 50 is an oral contraceptive composed of norethindrone and ethinyl estradiol. It was introduced by Bristol-Myers Squibb in 1975 and we began promoting the product in March 1999 under an agreement with Bristol-Myers Squibb. In February 2000, we acquired the rights to this product.

CARDIOLOGY PRODUCTS

     We market and develop prescription products for the treatment of angina pectoris and lipid disorders. The following provides a more detailed description of such products.

  LoCholest(R)

     LoCholest(R) powder is a resin that acts as a cholesterol-lowering agent and is intended for oral administration. Patients take LoCholest(R) by mixing it with milk, fruit juice, water or another beverage of their choice.

  K-Dur(R)

     K-Dur(R) is an immediately dispersing extended-release oral dosage form of potassium chloride that is used for the prevention and treatment of hypokalemia (abnormally low potassium concentration in the blood). Hypokalemia can be caused by a number of conditions including the use of diuretics. We promote K-Dur(R) under an agreement with Schering-Plough.

  Nitro-Dur(R)

     Nitro-Dur(R) transdermal patch is an organic nitrate formulation used for the treatment of angina pectoris due to coronary artery disease. The product comes in five different dosages and is designed to provide continuous controlled-release of nitroglycerin through intact skin. We promote Nitro-Dur(R) under an agreement with Schering-Plough.

DERMATOLOGY PRODUCTS

     We market and develop prescription products for the treatment of acne and other dermatological conditions. The following provides a more detailed description of such products.

  Doryx(R)

     Doryx(R), our proprietary brand of doxycycline, is an orally administered antibiotic capsule containing enteric-coated pellets of doxycycline hyclate. It may be a useful adjunctive therapy in the treatment of severe acne. Doryx(R) was introduced in 1986 by Warner-Lambert. We acquired Doryx(R) in July 1997. In September 1999 we repositioned the product for the dermatology segment and directed our dermatology sales force to promote Doryx(R) to targeted physicians.

  Lotrisone(R) Cream

     Lotrisone(R) cream contains a combination of clotrimazole, USP, a synthetic antifungal agent, and betamethasone dipropionate, USP, a synthetic corticosteroid for dermatological use. It is indicated for the topical treatment of certain dermal infections. We promote Lotrisone(R) under an agreement with Schering-Plough.

  Eryc(R)

     Eryc(R), our brand of erythromycin, is an orally administered antibiotic capsule containing enteric-coated pellets of erythromycin that protect the erythromycin base from inactivation by gastric acidity. Dermatologists often prescribe erythromycin as a lower cost alternative to minocycline and for patients for whom tetracycline and penicillin derivatives are contraindicated. Eryc(R) was introduced in 1981 by Warner-Lambert. We began selling Eryc(R) in the first half of 1998.

COLLABORATIVE RELATIONSHIPS

     In July 1998, we became responsible for developing and executing promotional plans to improve the market performance of two Schering-Plough brands: IMDUR(R), a long-acting nitrate for patients with angina, and K-Dur(R), a potassium supplement. Under the original agreement with Schering-Plough, we were compensated based on the market performance of both brands relative to fixed sales targets. This agreement proved to be very rewarding financially and was an important element in reducing our operating losses in the third and fourth calendar quarters of 1998.

     In January 1999, we modified our agreement with Schering-Plough, changing the mix of products promoted by us to include K-Dur(R), NitroDur(R), a nitroglycerine patch for angina and Lotrisone(R), an antifungal/anti-inflammatory corticosteroid cream. This agreement generated consistent revenue for us through the first three quarters of 1999, although at lower levels than were earned under the original agreement.

     In November 1999, we again modified the terms of our agreement with Schering-Plough. We will continue to promote the same three products, K-Dur(R), NitroDur(R) and Lotrisone(R), through the year 2000. The agreement was changed to provide a more direct link between our performance in influencing the market share of the promoted brands and our compensation. We expect the current arrangement with Schering-Plough to be a meaningful and consistent contributor to our revenues during the year 2000.

PRODUCT DEVELOPMENT

     Branded pharmaceutical products are marketed under proprietary brand names and through programs designed to attract the loyalty of prescribing physicians. Our current portfolio and development pipeline of branded products are targeted at the fast-growing women's health category. We also maintain a presence in the cardiology and dermatology segments. These segments are large and afford attractive growth opportunities.

     Through our in-house expertise in product development and regulatory affairs and collaborations with corporate partners, we identify opportunities to develop and launch additional branded pharmaceutical products. Our strategy is to pursue products that represent improvements to existing pharmaceuticals rather than creating new chemical entities. Improvements to existing products generally involve less development and regulatory risk and shorter time lines from concept to market. Where appropriate, we plan to utilize the expertise of our collaborators in the development of new branded products. In our evaluation of prospective product development projects, we expect to maintain a strong bias towards projects that have the ability to produce meaningful financial results in the near-term.

     We also use our in-house expertise, as well as the technology and expertise of our corporate collaborators, to develop improvements and line extensions for existing and future branded products. Enhancements may take the form of modified formulations, novel delivery methods or alternative dosages. Modifications of existing products are expected to enable us to extend the proprietary position, and therefore the value, of our various brands.

GENERIC PRODUCTS

     Consistent with the launch of our branded product initiative to primarily focus our business efforts on branded pharmaceutical products, we have significantly decreased our generic product line to less than ten at December 31, 1999 from over seventy generics two years ago. We intend to continue to reduce or eliminate our generic pharmaceutical business.

CUSTOMERS

     Our customers include the nation's leading pharmaceutical wholesalers, drug distributors and chain drug stores. We also sell certain products in the government sector, both on the U.S. federal and state levels. Our three largest customers are McKesson HBOC, Cardinal Health and Bergen Brunswig. During 1999, McKesson HBOC accounted for approximately $11 million, or 21%, of our net sales, Cardinal Health accounted for approximately $7 million, or 13% of our net sales, and Bergen Brunswig accounted for approximately $5 million, or 9%, of our net sales.

     We derived 24% of our 1999 revenue from our agreement with Schering-Plough under which we promote three Schering-Plough products.

TRADEMARKS, PATENTS AND PROPRIETARY RIGHTS

     Due to our branded product focus, we consider our trademarks valuable assets and actively manage our trademark portfolio, maintaining long-standing trademarks as well as obtaining trademark registrations for new brands. We police our trademark portfolio against infringement but there can be no assurance that these efforts will be successful or that we will have adequate remedies for any breach.

     We believe that licenses from certain of our strategic collaborators to patent rights relating to our products, as well as the technologies and processes used to formulate and manufacture these products, are important to our business. The success of these products may depend, in part, upon our ability and the ability of our strategic collaborators to protect these patent rights. There can be no assurance that we or our strategic collaborators will succeed in protecting these patent rights, or that any patents or licenses will (a) protect us against competitors with similar technologies, (b) not be infringed upon or designed around by others, (c) not be challenged by others and held to be invalid or unenforceable, or (d) not be terminated by a licensor pursuant to various terms in such licenses or due to any breach.

     We also rely on trade secrets and proprietary knowledge, which we generally seek to protect by confidentiality, non-disclosure and assignment of invention agreements with our employees, consultants, licensees and other companies. There can be no assurance, however, that these agreements will not be breached, that we will have adequate remedies for any breach or that our trade secrets will not otherwise become known by competitors. In addition, there can be no assurance that the aforementioned persons will not claim rights to intellectual property arising out of their work.

COMPETITION

     The pharmaceutical industry is highly competitive. Our branded products are in competition with brands marketed by other pharmaceutical companies including large, fully integrated concerns with financial, marketing, legal and product development resources substantially greater than ours.

     Our branded pharmaceutical products are or may become subject to competition from generic equivalents. There is no proprietary protection for some of the branded pharmaceutical products we sell. Generic substitutes for some of our branded pharmaceutical products are sold by other pharmaceutical companies which claim that their products provide equivalent therapeutic benefits at a lower cost. In addition, governmental and other pressure to reduce pharmaceutical costs may result in physicians prescribing products for which there are generic substitutes. Increased competition from the sale of generic pharmaceutical products may cause a decrease in revenue from our branded products and could have a material adverse effect on our business, financial condition and results of operations.

     As the pharmaceutical industry is characterized by rapid product development and technological change, our pharmaceutical products could be rendered obsolete or made uneconomical by the development of new pharmaceuticals to treat the conditions addressed by our products, technological advances affecting the cost of production, or marketing or pricing actions by one or more of our competitors. Our business, results of operations and financial condition could be materially adversely affected by any one or more of these developments. Our competitors may also be able to complete the regulatory process for new products before we are able to do so and, therefore, may begin to market their products in advance of our products. We believe that competition among both branded and generic pharmaceuticals aimed at the markets identified by us will be based on, among other things, product efficacy, safety, reliability, availability and price. There can be no assurance that developments by others will not render any product or technology we produce or may produce obsolete or otherwise non-competitive.

GOVERNMENT REGULATION

  FDA Requirements

     The research, development and commercial activities relating to branded and generic prescription pharmaceutical products are subject to extensive regulation by U.S. and foreign governmental authorities. Certain pharmaceutical products are subject to rigorous preclinical testing and clinical trials and to other approval requirements by the FDA in the United States under the Federal Food, Drug and Cosmetic Act and the Public Health Services Act and by comparable agencies in most foreign countries.

     The FDCA, the Public Health Act, the Controlled Substances Act, and other federal statutes and regulations govern or influence all aspects of our business. All pharmaceutical marketers are directly or indirectly (through third parties) subject to regulations that cover the manufacture, testing, storage, labeling, documentation/record keeping, approval, advertising, promotion, sale, warehousing, and distribution of pharmaceutical drug products. Non-compliance with applicable requirements can result in fines and other judicially imposed sanctions, including product seizures, injunctive actions and criminal prosecutions. In addition, administrative or judicial actions can result in the recall of products, and the total or partial suspension of manufacture and/or distribution. The government can also refuse to approve pending applications or supplements to approved applications. The FDA also has the authority to withdraw approvals of drugs in accordance with statutory due process procedures.

     FDA approval is required before any dosage form of any new unapproved drug, including a generic equivalent of a previously approved drug, can be marketed. Certain drugs are not considered by the FDA to be "new" drugs and fall outside of the typical FDA pre-marketing approval process. These drugs, referred to as "grandfathered" products, generally were in use prior to the enactment of the FDCA. Several of our products are being marketed in reliance upon their status as grandfathered drugs. In addition, we have identified grandfathered drugs as a potential source of opportunities to develop and launch new products. The FDA has expressed the view that all prescription drugs should ultimately be subject to pre-market clearance requirements. If the FDA adopts this stance it could potentially affect products currently, or proposed to be, marketed as grandfathered drugs. We cannot assure you that the FDA will not challenge the grandfathered status of drugs including those marketed by the Company.

     We cannot assure you that approval for our products will be granted by the FDA on a timely basis, if at all. Even after approval is granted, we may be required to undertake further studies to provide additional data on safety. Also, the FDA regulations require post-marketing reporting of adverse drug events of the drug product. The FDA may, at any time, take action to modify and restrict the drug's product labeling or withdraw approval of the product, should new information come to light about the safety of the drug product.

     The FDA regulates post-marketing advertising and promotional activities to assure that these activities are being conducted in conformity with statutory and regulatory requirements. Failure to adhere to these requirements can result in regulatory actions that could have an adverse effect on our business, results of operations, and financial condition.

     Manufacturers of marketed drugs must comply with current Good Manufacturing Practice regulations and other applicable laws and regulations required by the FDA, the Environmental Protection Agency and other regulatory agencies. Failure to do so could lead to sanctions, which may include an injunction suspending manufacturing, the seizure of drug products and the refusal to approve additional marketing applications. We rely and will in the future continue to rely upon third parties for the manufacture of our products. We seek to ensure that any third party with whom we contract for product manufacturing will comply with these regulations and laws. The FDA conducts periodic inspections to ensure compliance with these rules. However, there can be no assurance that any such third parties will be found to be in compliance with current standards. Any such non-compliance could result in a temporary or permanent interruption in the development and testing of our planned products or in the marketing of approved products, as well as increased costs. Non-compliance could have a material adverse effect on our business, results of operations and financial condition.

OTHER REGULATION

     The Prescription Drug Marketing Act, which amends various sections of the FDCA, imposes requirements and limitations upon drug sampling and prohibits states from licensing wholesale distributors of prescription drugs unless the state licensing program meets certain federal guidelines that include, among other things, state licensing of wholesale distributors of prescription drugs under federal guidelines that include minimum standards for storage, handling and record keeping. In addition, the PDMA sets forth civil and criminal penalties for violations of these and other provisions. Various sections of the PDMA are still being implemented by the FDA and the states. Nevertheless, if we or our distributors fail to comply with the requirements of the PDMA, such failure could have a material adverse effect on our business, results of operations and financial condition.

     Medicaid, Medicare and other reimbursement legislation or programs govern reimbursement levels, including requiring that all pharmaceutical companies rebate to individual states a percentage of their revenues arising from Medicaid-reimbursed drug sales. We believe that the federal and/or state governments may continue to enact measures in the future aimed at reducing the cost of drugs to the public. We cannot predict the nature of such measures or their impact on our profitability.

     We are subject to federal, state and local laws of general applicability, such as laws regulating working conditions. In addition, we may be subject to some liability for compliance with environmental laws by third party manufacturers of our products. Compliance with such general laws and environmental laws is not expected to have a material effect on our earnings, cash requirements or competitive position in the foreseeable future. However, we cannot assure you that changes to, or compliance with such laws will not have a material effect on our earnings, cash requirements or competitive position.

     Products marketed outside of the United States that are manufactured in the United States are subject to certain FDA regulations, as well as regulation by the country in which the products are sold. While we do not currently have plans to market our products in other countries, we may do so from time to time.

MANUFACTURING AND SUPPLY

     We contract with third parties for our entire product manufacturing requirements and most of our products are manufactured by a single source. Accordingly, we are dependent upon our contract manufacturers to comply with regulatory requirements and to keep their facilities in good working order. To ensure such compliance we conduct quality assurance audits of the contract manufacturer's sites and batch records and other documents are examined to determine compliance with FDA requirements and our specifications. However, there can be no assurance that these contract manufacturers will be able to manufacture our products without interruption, that these suppliers will comply with their obligations under supply agreements with us, or that we will have adequate remedies for any breach. In the event a supplier suffers an event that would render it unable to manufacture our product requirements for a sustained period, the resulting delay could have a material adverse effect on us.

     The principal components used in our products are active and inactive pharmaceutical ingredients and certain packaging materials. Certain components may be available only from sole-source suppliers. In addition, the FDA must approve suppliers of certain ingredients for our products. The development and regulatory approval of our products are dependent upon our ability to procure active ingredients and packaging materials from FDA approved sources. FDA approval of a new supplier would be required if, for example, active ingredients or such packaging materials were no longer available from the initially approved source. The qualification of a new supplier could potentially delay the manufacture of the drug involved. Arrangements with foreign suppliers are subject to certain additional risks, including the availability of governmental clearances, export duties, political instability, currency fluctuations and restrictions on the transfer of funds.

     Although we consider our sources of supply to be adequate, and to date, no significant difficulty has been encountered in obtaining product materials, there can be no assurance that we will continue to be able to obtain materials as required or at reasonable prices. An extended inability to obtain materials or significant price increases that cannot be passed on to customers could have a material adverse effect on us.

PRODUCT LIABILITY

     Product liability suits by consumers represent a continuing risk to firms in the pharmaceutical industry. Although we carry product liability insurance, we believe that no reasonable amount of insurance can fully protect against all such risks due to the inherent risks associated with the production of pharmaceuticals for human consumption. See "Risk Factors -- An increase in product liability claims or product recalls could harm our business."

SEASONALITY

     Our business, taken as a whole, is not materially affected by seasonal factors.

PERSONNEL

     As of December 31, 1999, we had 313 full-time employees. None of our employees are covered by a collective bargaining agreement. We believe that our employee relations are satisfactory.

PROPERTIES

     Our principal executive offices are located in Dublin, Ireland. In addition our U.S. subsidiary, Warner Chilcott, Inc., leases approximately 24,000 square feet in Rockaway, New Jersey under a lease that expires in 2004.

LEGAL PROCEEDINGS

     Warner Chilcott is involved in litigation relating to claims arising out of its operations in the normal course of business, including product liability claims. In the opinion of Warner Chilcott's management, the litigation in which Warner Chilcott is currently involved, individually and in the aggregate, is not material to Warner Chilcott's business, financial condition or results of operations.

                                WARNER CHILCOTT

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with the consolidated financial statements and notes thereto included elsewhere in this proxy statement. See "Risk Factors" for trends and uncertainties known to us that could cause reported financial information to differ materially from future results.

OVERVIEW

     Warner Chilcott is a developer and marketer of branded prescription pharmaceutical products in the United States. Our primary area of focus is the large and growing women's health and urology therapeutic categories. We also participate in the cardiology and dermatology categories. Through our national sales force of over 260 representatives, we market branded pharmaceutical products directly to physician specialists including obstetrician/gynecologists, urologists, cardiologists and high-prescribing general/family practitioners. We have an experienced management team with significant pharmaceutical industry expertise, specifically in the marketing of prescription pharmaceutical brands.

     An important part of our business strategy is to acquire established branded pharmaceutical products and to increase their sales through enhanced promotion targeted to high-prescribing physicians. We also internally develop branded products as well as product line extensions for our existing products, such as new formulations, dosages or new indications. Line extensions are particularly valuable to us because they may enable us to extend the growth potential of our brands.

     We currently market a portfolio of branded products including: Natafort(R), a prescription prenatal vitamin designed to improve patient compliance by virtue of its smaller size relative to competing products; NataChew(TM), a prescription strength chewable prenatal vitamin; Estrace(R), a hormone replacement vaginal cream; Ovcon(R) 35 and Ovcon(R) 50, two oral contraceptives; Pyridium Plus(R), an orally active urinary tract analgesic antispasmodic agent used for irritative bladder conditions; Doryx(R), a broad spectrum antibiotic; LoCholest(R), a lipid regulator for the reduction of LDL cholesterol levels; K-Dur(R), a sustained release potassium supplement; Nitro-Dur(R), a nitroglycerin patch for the treatment of angina; and Lotrisone(R), a topical combination antifungal/corticosteroid. NataFort(R), NataChew(TM), Estrace(R), Ovcon(R) 35, Ovcon(R) 50, Pyridium Plus(R), Doryx(R) and LoCholest(R) are products owned by us; K-Dur(R), Nitro-Dur(R), and Lotrisone(R) are products owned by Schering-Plough and promoted by us under an agreement with Schering-Plough.

     As a result of our efforts to expand our branded products sales, gross margins improved from 17.1% for the year ended December 31, 1997 to 28.5% for the year ended December 31, 1998, to 43.0% for the year ended December 31, 1999 and from 39.1% for the three months ended March 31, 1999 to 65.1% for the three months ended March 31, 2000. Branded products generally generate significantly higher gross margins than generic products.

     During the period from 1997 to the present, as part of our strategic plan, we invested heavily in building our sales force. As a result, our selling, general and administrative expenses increased significantly as a percentage of our revenues. We began to build our sales force in early 1997 and ended that year with 175 professionals. By the end of 1998 we had over 260 sales representatives, and we ended 1999 with a sales force similar in size.

RECENT DEVELOPMENT

     On February 15, 2000 we completed the acquisition of three branded pharmaceutical products from Bristol-Myers Squibb for aggregate consideration, as adjusted, of $175.1 million. The acquired products were: Estrace(R) cream, an estrogen replacement therapy product, and Ovcon(R) 35 and Ovcon(R) 50, two oral contraceptives. We financed the acquisition of the three products through the sale on February 15, 2000 of $200.0 million of 12 5/8% senior notes due 2008.

     We have been promoting Estrace(R) cream and Ovcon(R) 35 since March 1999 under a promotion agreement with Bristol-Myers Squibb. As a result, we do not expect to increase the size of our sales force, marketing or administrative groups to support the acquisition of these brands.

RESULTS OF OPERATIONS

  Three months ended March 31, 2000 and 1999

     Our first quarter total revenues of $26.1 million increased $5.0 million, or 23.9%, as compared to the prior year period. During both the first quarter of 2000 and 1999 our revenues were generated from three sources: (1) sales of our branded products, (2) marketing alliances, and (3) sales of generic products. The driving force behind the increase in revenues was higher sales of branded products, which increased 70.7% as compared to 1999.

     Our branded product sales increased $5.9 million to $14.2 million from $8.3 million in the first quarter 1999. Combined sales of NataFort(R) and NataChew(TM), our prenatal multi-vitamin lines, increased significantly from 1999. NataChew(TM), our chewable prenatal vitamin, was launched late in 1999. Doryx(R) sales were also significantly higher in the current quarter as compared to 1999. In February 2000 we acquired three branded pharmaceutical products from Bristol-Myers Squibb for a purchase price of $175.1 million. The products acquired were Estrace(R) cream Ovcon(R) 35 and Ovcon(R) 50. Sales of these newly acquired branded products are included in our reported branded sales for the first quarter 2000, and contributed $4.0 million of the increase in branded product sales as compared to 1999. Sales of generic products of $3.4 million declined $2.2 million, or 39.5%, from $5.6 million as we continued our planned exit from this low-margin business.

     Gross profit on product sales increased $6.0 million to $11.4 million, as compared with $5.4 million in the first quarter of 1999, driven by a $3.7 million increase in total product sales and a significant improvement in the average gross profit margin on those sales. Gross margin increased from 39.1% in the year-ago quarter to 65.1% in the first quarter of 2000 due to the high margins earned on the three products acquired from Bristol-Myers Squibb during the quarter and high-margin branded products accounting for a greater percentage of total product sales.

     Marketing alliance and other revenue totaled $8.5 million in the quarter, up $1.4 million, or 19.0%, from $7.2 million in 1999. In the first quarter of 2000, this revenue was generated from three sources: (1) royalties under our promotion agreement with Schering Plough Corporation, (2) milestone and royalties under our license agreement with Elan Corporation, plc for an extended release nifedipine product, and (3) milestone and royalties under our agreement with Medicis Pharmaceutical Corp. relating to a 75mg minocycline product. Under the agreement with Schering Plough, we earn a fixed royalty plus incentive amounts based upon the market share performance of three branded products:
K-Dur(R), Lotrisone(R) and Nitro-Dur(R). During the first quarter of 2000 we earned incentive amounts on K-Dur(R) and Lotrisone(R). In March 2000 the extended release nifedipine product received FDA approval and was launched in the United States. The approval triggered a $2.0 million payment to us and with the launch we began to accrue a royalty based upon U.S. net sales of the nifedipine product. Also during the quarter, we achieved certain milestones related to the 75mg minocycline product and continued to earn royalties based upon Medicis' sales of the product. In the first quarter of 1999, marketing alliance and other revenue was predominately comprised of royalties earned under our promotion agreement with Schering Plough, $3.0 million earned by us as part of our licensing of the extended release nifedipine product to Elan and a modest royalty related to our promotion of two products, Estrace(R) cream and Ovcon(R) 35, for Bristol Myers Squibb.

     Selling, general and administrative expenses of $12.6 million were 4.4% higher than the $12.1 million incurred in the first quarter of 1999. Administrative expenses were essentially flat compared with the prior year while selling costs rose $0.5 million. Our field sales force was approximately the same size in the first quarter of 2000 as in the year ago quarter. The increase in selling cost was primarily the result of additional promotional expenses incurred in support of the three products acquired from Bristol Myers Squibb during the quarter and high sampling activity related to the launch of NataChew(TM). Depreciation and amortization of $2.4 million was $1.0 million higher than in the first quarter of 1999 primarily due to the amortization of the intangible assets associated with the acquired Estrace(R) and Ovcon(R) brands.

     Research and development costs of $0.5 million were down $0.3 million as compared with the first quarter of 1999. The decrease in spending was due to the timing of costs associated with the development of a 75mg minocycline product. We incurred nearly $0.4 million of such costs in the first quarter of 1999. The project was completed in the third quarter of 1999 and, accordingly, we did not incur any costs on this project in the first quarter of 2000. The 75mg minocycline project was successful and the FDA approved the product in September 1999. That approval triggered milestone and royalties included in marketing alliance and other revenue beginning in the third quarter of 1999 and continuing into 2000 as discussed above. We continue to focus on product development projects with near-term revenue potential and relatively low finding requirements including, for example, line extensions of our branded products.

     Interest income of $0.6 million was consistent with the prior year period. Interest expense of $3.7 million increased $2.9 million as compared to the prior year period. This increase was primarily due to the interest expense related to the issuance in mid-February 2000 of $200 million of 12 5/8% senior notes due 2008. Interest expense related to our working capital credit facility decreased $0.3 million due to our lower outstanding balance in the current quarter. Following the issuance of the senior notes, borrowings under our working capital credit facility during the remainder of the quarter were minimal. Also in mid-February 2000 we prepaid the outstanding principal balance due on our senior subordinated discount notes due 2001. Due to this early redemption, related interest expense for the first quarter 2000 was $0.2 million lower than the interest expense in the 1999 period. The extraordinary expense item of $0.7 million includes the $0.5 million penalty we incurred in connection with early redemption of the senior subordinated discount notes, and the write-off of deferred financing costs.

     For the first quarter of 2000 we posted our first quarterly net income of $0.6 million, or $0.05 per ordinary share on a diluted basis. This is an improvement of $2.6 million compared to a net loss of $2.0 million, or $0.16 per ordinary share on a diluted basis, for the same period in 1999. Improved gross profit on product sales and increased revenues from marketing alliances more than offset the increased costs associated with our newly acquired Estrace(R) and Ovcon(R) brands. Income before the extraordinary item was $1.3 million, or $0.10 per ordinary share on a diluted basis.

  Year ended December 31, 1999 and 1998

     Total revenue for the year ended December 31, 1999 was $74.0 million compared to $64.9 million for the year ended December 31, 1998, an increase of $9.1 million or 14.1%. The increase in revenue was comprised of an $18.3 million increase in branded product sales and an $8.4 million increase in market alliance and other revenue, offset by a decline in generic product sales of $17.6 million.

     Sales of branded products more than doubled to $34.8 million as compared to $16.4 million in 1998. NataFort(R) and Doryx(R) sales increased significantly over the prior year. The launch of two branded products during 1999, Pyridium Plus(R) and NataChew(TM) also contributed to the improved branded product sales. Although we sold Vectrin(R) in September 1999 and recorded less than nine month's sales, Vectrin(R) sales in the year ended December 31, 1999 were comparable with the full year's sales recorded in 1998. Generic product sales of $13.8 million decreased $17.6 million, or 56.2%, from $31.4 million in 1998 as we continued our planned exit from this low-margin business.

     Gross profit on product sales increased $7.3 million to $20.9 million from $13.6 million in 1998 due to a significant improvement in gross profit margin. Gross profit margin on product sales was 43.0% in 1999 as compared to 28.5% in 1998. This improvement reflects our expanded branded product portfolio, increased branded product sales and the planned decline in lower-margin generic product activities.

     Marketing alliance and other revenue of $25.4 million increased $8.4 million, or 49.3%, from $17.0 million in 1998. Part of this increase was the result of us licensing our rights to an extended-release nifedipine product to Elan in exchange for $7.0 million of payments in 1999. We began to earn additional milestone and royalty revenues under the nifedipine license agreement in March 2000 when the FDA approved the product. Revenue earned under our promotion agreement with Schering-Plough increased in 1999 as compared to 1998. However, we began promoting products for Schering-Plough in the third quarter of 1998 and, therefore, earned royalties from this activity for only half of 1998 compared to a full year in 1999. Also contributing to the overall increase in marketing alliance and other revenue were royalty/milestone revenues generated in connection with our sale of the Vectrin(R) product line in September 1999. These increases were slightly offset by a decline in royalty revenue we earned associated with a product called IS5MN. We licensed our rights to this product to Elan in late 1998 and terminated the agreement in early 1999 as significant generic competition reduced the value of the agreement to a nominal amount.

     Selling, general and administrative expenses increased $4.7 million, or 11.3%, to $46.4 million as compared to $41.7 million in 1998. Costs related to the expansion of our sales force from an average of 155 representatives in 1998 to over 260 in 1999 were the main factor contributing to the increased spending level over 1998. Advertising and promotion expenses increased $0.4 million due to marketing efforts for two products launched in 1999, Pyridium Plus(R) and NataChew(TM), substantially offset by decreased promotion for our existing products. General and administrative expenses in 1999 were consistent with 1998. Increased spending to strengthen our administrative staff was offset by decreased consulting and outside service costs. A major factor in the decline of legal costs in 1999 compared with 1998 was the reduction in legal fees related to litigation of a patent claim associated with the extended-release nifedipine product. We licensed our rights to the nifedipine product to Elan in the first quarter of 1999 and were not responsible for litigation costs thereafter.

     Research and development costs of $3.1 million were consistent with 1998 as we continued to focus on development projects with near-term revenue potential and relatively low funding requirements including, for example, line extensions of our branded products. Interest income of $2.3 million declined $0.4 million due to slightly lower investment results. Overall interest expense of $3.0 was consistent with 1998. Increased interest costs related to our senior subordinated discount notes were offset by decreased interest costs related to our working capital credit facility. Our average borrowings under our credit facility declined compared with 1998 due to increased working capital efficiency and the proceeds from the sale of the Vectrin(R) product assets in September 1999.

     In September 1999 we recognized a gain of $2.7 million on the sale of our Vectrin(R) minocycline HCL product line. At closing, we received $11.0 million of cash in exchange for all the tangible and intangible assets associated with the Vectrin(R) brand including inventory, samples and the related abbreviated new drug application (ANDA). Under terms of the agreement, we also received rights to possible royalty and milestone payments. Beginning in the fourth quarter of 1999 we began to earn both royalties and milestone payments and those amounts are included under the caption "Marketing alliance and other revenue".

     The net loss for the year ended December 31, 1999 decreased $13.6 million to $6.7 million as compared to $20.3 million for the prior year. Improved gross profit on product sales, increased marketing alliance and other revenue and the gain recognized on the sale of the Vectrin(R) product line significantly exceeded the increase in field selling costs. Basic and diluted loss per ordinary share for the year decreased to ($0.54) from ($1.64) on a similar number of shares outstanding.

  Years Ended December 31, 1998 and 1997

     Our total revenue for the year ended December 31, 1998 declined 14.4% to $64.9 million from $75.8 million for the year ended December 31, 1997. Our sales of branded products during the year increased 97.5% to $16.4 million from $8.3 million for the prior year. This increase was due to our launch of NataFort(R) and increased sales of both Vectrin(R) and Doryx(R) partly offset by a decline in sales of LoCholest(R). We began selling NataFort(R) in December 1997; however, meaningful sales of the product began in the first quarter of 1998. We de-emphasized LoCholest(R) in mid 1998 in anticipation of the promotion agreement with Schering-Plough. Sales of non-differentiated generic products during 1998 declined $36.1 million or 53.5% to $31.4 million due to the out-licensing of our generic minocycline product to Barr Laboratories beginning in the fourth quarter of 1997 and decreased emphasis on generic products in favor of our branded offerings.

     We generated gross profit on product sales of $13.6 million for the year ended December 31, 1998 as compared to $13.0 million for the year 1997. Our gross margin for branded and generic products sales increased from 17.1% to 28.5% during the year ended December 31, 1998. Our improved gross margins reflect our increased focus on higher-margin branded products and this improvement would have been greater if not for unfavorable inventory adjustments associated with our non-differentiated generic business and returns of short-dated branded goods during the year.

     Revenues from marketing alliances totaled $17.0 million for the year and included revenues from the promotion of Imdur(R) and K-Dur(R) for Schering-Plough, earnings from our license of rights to IS5MN and royalties on sales of generic minocycline under an agreement with Barr Laboratories. Revenues from the marketing alliance with Schering-Plough for Imdur(R) were negatively impacted during the fourth quarter of 1998 due to generic product competition. This generic competition also affected the royalties the Company earned on sales of IS5MN.

     Selling, general and administrative expenses totaled $41.7 million for the year compared to $23.6 million in 1997, an increase of 76.6%. The most significant factor contributing to the increase was the expansion of our sales force. The sales force averaged 155 sales representatives in 1998 compared with less than 40 in 1997. Advertising and promotion expenses increased by $0.5 million as we aggressively promoted three products during 1998 and only two during 1997. General and administrative expenses increased by $3.5 million compared with the prior year, $1.7 million related to additions made to strengthen the administrative staff and $1.7 million due to significant increases in legal costs related to litigation of our FDA filings for two complex generic products, an extended-release nifedipine product and terazosin.

     Research and development expenses for the year were down from $6.5 million in 1997 to $3.2 million in 1998. Our R&D strategy shifted in mid 1997 to focus on development projects with near-term revenue potential and relatively low funding requirements including, for example, line extensions of our branded products.

     Interest income increased from $1.5 million in 1997 to $2.6 million in 1998 due to the interest income earned on the net proceeds from our IPO and related financings in August of 1997. Interest expense in the year decreased to $3.0 million as compared to $7.3 million in 1997. This favorable result reflects the exchange and conversion of $49.5 million of senior subordinated discount notes into ordinary shares in June 1997.

     The net result of the factors outlined above was that the net loss for the year ended December 31, 1998 decreased by 28.5% to $20.3 million as compared to a net loss of $28.4 million for the year 1997. Increased sales of branded products combined with revenue from marketing alliances more than offset the increased costs of our sales force and increased administrative expense. Basic and diluted loss per ordinary share for the year decreased to ($1.64) on 12.4 million shares from ($3.39) on 8.4 million shares. The increase in the weighted average ordinary shares outstanding reflects the issuance of ordinary shares in connection with our initial public offering in August 1997 and related financings, and the exchange and conversion of senior subordinated discount notes for ordinary shares.

LIQUIDITY AND CAPITAL RESOURCES

     The first quarter of 2000 is the first reporting period in which we generated a positive cash flow. Our cash flow (which we define as net income/loss plus depreciation and amortization) in the quarter was $3.0 million as compared with a cash outflow of $0.6 million in the first quarter of 1999. This improvement was the result of sales growth from the acquisition of the Estrace(R) cream and Ovcon(R) brands, sales growth for our existing products and increased gross profit margins on product sales. Offsetting some of these gains were modest increases in our selling expenses, mainly for promotion of our expanded portfolio of products, and increased interest costs associated with the financing of the acquisition of the Estrace(R) and Ovcon(R) brands.

     The most significant event during the quarter was the acquisition of the Estrace(R) cream and Ovcon(R) brands from Bristol-Myers Squibb for an initial purchase price of $180.0 million. The acquisition was funded through the issuance by Warner Chilcott, Inc., our wholly owned U.S. operating subsidiary, of $200.0 million face amount of 12 5/8% senior notes at discount of $3.7 million to yield 13.0%. Interest payments on the senior notes are due semi-annually in arrears on each February 15th and August 15th beginning August 15th 2000. Warner Chilcott, plc, the parent company of Warner Chilcott, Inc. unconditionally guaranteed the senior notes on a senior basis.

     Proceeds from the issuance of the senior notes, net of the discount and an estimated $8.0 million of transaction expenses, were approximately $188.3 million. The net proceeds, together with some of our cash on hand, were used:
(i) to acquire the Estrace(R) and Ovcon(R) brands, (ii) to prepay all $10.5 million of the senior subordinated discount notes due 2001, plus a prepayment penalty of $0.5 million on those notes and (iii) to repay amounts outstanding under our working capital facility.

     On February 28, 2000 Warner Chilcott, Inc. amended its working capital facility to reduce the maximum amount available from $30.0 million to $10.0 million. In connection with the amendment of the working capital facility the parent company, Warner Chilcott, plc, unconditionally guaranteed Warner Chilcott, Inc.'s obligation under the working capital facility. At March 31, 2000 no amounts were outstanding under the working capital facility. We intend to utilize the working capital facility to provide for short-term liquidity requirements and expect average borrowings under the facility to be modest.

     In March 2000 the purchase price we paid for the Estrace(R) and Ovcon(R) brands was reduced by $4.9 million from $180.0 million to $175.1 million. Under the terms of the asset purchase agreement the purchase price was subject to downward adjustment based on estimates of the amount of inventory of the acquired brands held by wholesalers and distributors as of January 31, 2000. The $4.9 million adjustment was recorded as of March 31, 2000 and on April 13, 2000 we received payment of that amount from Bristol-Myers Squibb.

     The acquisition of the Estrace(R) and Ovcon(R) brands was accounted for as a purchase and the $175.1 million purchase price was allocated as follows:
$168.0 million to intangible assets identified with the brands and $7.1 million to goodwill. No hard assets were acquired in the transaction. Both the intangible assets and goodwill are being amortized over 20 years, their estimated useful lives.

     Our investment in adjusted working capital (current assets other than cash and equivalents minus current liabilities) increased from $5.5 million at December 31, 1999 to $14.6 million at March 31, 2000. Accounts receivable increased by $10.2 million due to several factors including: (1) the increased level of sales activity, (2) our granting of extended terms to ensure that NataChew(TM) obtained adequate distribution in its launch phase, (3) the timing of amounts earned under our license agreements with Elan and Medicis, and (4) the inclusion at March 31st of the $4.9 million receivable from Bristol-Myers Squibb arising from the adjustment to the purchase price described above. Inventories increased $2.1 million mainly due to the purchase of inventory to support the sales of Estrace(R) cream and Ovcon(R), but also reflecting the higher investment in inventory required to support the growth in sales of our other products. Current liabilities increased $3.7 million from December 31, 1999 due to the interest accrual for the 12 5/8% senior notes and the timing of purchases of inventory to support our sales growth, which were offset in part by a decrease in our incentive plan accrual. We accrue the cost of our incentive plans throughout the year with the payout made in the first quarter of the following year. Accordingly, the incentive accrual is near its peak at year-end.

     We ended the quarter with $36.1 million of cash on hand as compared with $51.0 million at December 31, 1999. We became profitable and cash flow positive from operations during the quarter and expect to continue to be profitable and cash flow positive. We intend to fund our future liquidity needs through a combination of cash generated from operations, cash balances on hand and availability under our working capital facility. We believe that these sources will be sufficient to fund our anticipated working capital needs for the foreseeable future. However, in the event that we make significant future acquisitions, we may be required to raise additional funds through the issuance of additional debt or equity securities.

     As a result of the consummation of the transaction, the holders of Warner Chilcott's senior notes will have the right to require Warner Chilcott to repurchase their notes at a purchase price of 101% of their par value. There are $200.0 million in principal amount of senior notes outstanding. While this obligation will not be triggered until the consummation of the transaction, Warner Chilcott will potentially be required to repurchase the senior notes for an aggregate cash consideration of $202.0 million. Under the transaction agreement, Galen is required to ensure that Warner Chilcott has sufficient financial resources with which to repurchase all of the senior notes in the event the senior note holders require Warner Chilcott to repurchase their senior notes in connection with the completion of the transaction. Galen intends to have sufficient cash and available borrowings to satisfy such repurchase obligation if the senior note holders require Warner

Chilcott to repurchase their senior notes and is in discussions with certain financial institutions to provide additional debt financing to Galen, if required.

NET OPERATING LOSS CARRYFORWARDS

     At December 31, 1999 we had available net operating loss carryforwards for United States Federal income tax reporting purposes of approximately $62 million which begins expiring in 2011. At December 31, 1999 we had net operating loss carryforwards for state income tax reporting purposes of approximately $40 million which expire at various dates. Ultimate utilization or availability of such net operating losses and certain deferred tax assets may be limited if a significant change in ownership occurs, as defined by rules enacted with the United States Tax Reform Act of 1986. We did not pay any Federal income taxes in 1999, 1998 or 1997.

INFLATION

     Inflation had no material impact on our operations during the year ended December 31, 1999 or during the three months ended March 31, 2000.

RECENTLY ISSUED ACCOUNTING STANDARDS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, which becomes effective for our financial statements beginning January 1, 2001. SFAS No. 133 requires a company to recognize all derivative instruments as assets or liabilities in its balance sheet and measures them at fair value. We do not expect the adoption of this Statement to have a material impact on our financial statements.

     In December 1999 the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101). SAB 101 summarizes certain of the staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. SAB 101 requires us to adopt its guidance not later than the second quarter of its fiscal year beginning after December 15, 1999 through a cumulative effect of a change in accounting principle calculated as of January 1, 2000. We do not expect adoption of this standard to have a material impact on our financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     The following discussion about our exposure in market risk of financial instruments contains forward-looking statements. Actual results may differ materially from those described.

     Our holdings of financial instruments are comprised of U.S. corporate debt, foreign corporate debt, U.S. and state government debt, foreign government/agency guaranteed debt, bank deposits and certificates of deposit, and commercial paper. All such instruments are classified as securities available for sale. We do not invest in portfolio equity securities or commodities or use financial derivatives for trading purposes. Our debt security portfolio represents funds held temporarily pending use in our business and operations. We manage these funds accordingly. We seek reasonable assuredness of the safety of principal and market liquidity by investing in rated fixed income securities while at the same time seeking to achieve a favorable rate of return. Our market risk exposure consists principally of exposure to changes in interest rates. Our holdings are also exposed to the risks of changes in the credit quality of issuers. We invest in the shorter-end of the maturity spectrum, and at March 31, 2000 100% of such holdings matured in one year or less.

     Our senior notes bear interest at a fixed rate of 12 5/8% per annum, paid semi-annually. They mature in 2008, but are not redeemable at the option of Warner Chilcott until 2004. At such time, they will be redeemable at a premium.

                        DESCRIPTION OF GALEN'S BUSINESS

OVERVIEW

     Galen Holdings PLC is an integrated pharmaceutical company, based in Northern Ireland. Galen develops, manufactures and supplies branded prescription pharmaceutical products, and provides ethical pharmaceutical services to the pharmaceutical industry in both Europe and the United States.

     Galen's research and development activity focuses on the development of proprietary drug delivery applications and technologies. Galen has a pipeline of several proprietary products in development for the women's healthcare market including an intravaginal ring ("IVR") drug delivery system that is designed to deliver a consistent dose of a range of medicines over extended periods of time.

     Galen's ethical pharmaceutical products business, which includes Galen's research and development activities, focuses on the analgesia, gastroenterology, respiratory and anti-infectives therapeutic areas. This business manufacturers and markets prescription medicines to healthcare professionals in these areas. In addition, it manufactures and supplies intravenous and other sterile solutions primarily for human use.

     Galen's strength in developing innovative formulations to create a strong prescription base in targeted markets is enhanced by work carried out on new drug delivery systems, in particular the IVR. The IVR's mechanism of drug delivery demonstrates a number of benefits, including pharmacokinetic and compliance-related, over current methods. The IVR is capable of releasing one or more drugs at a constant rate, eliminating the peaks and troughs of levels of drug in the blood which characterize traditional forms of drug delivery, such as tablets and transdermal patches. The IVR system is effective for up to three months and can be inserted and removed by the patient.

     The ethical pharmaceutical services business supplies and distributes clinical trial materials internationally, operates a drug reconciliation business and designs and programs computer-based interactive voice response systems to permit the more efficient management of the clinical trials process for international pharmaceutical and biotechnology companies. This services business also provides a "bench-to-pilot-scale" specialty chemical synthesis service for research-based pharmaceutical businesses through its chemical synthesis division which comprises SynGal and QuChem Ltd., a 76%-owned subsidiary of Galen based at The Queen's University of Belfast.

     Galen reports on a fiscal year ended September 30. For fiscal 1999, Galen reported turnover of [pound sterling] 67.0 million, representing an increase of 37.1% over annual turnover of [pound sterling] 48.9 million for fiscal 1998. In fiscal 1999, the ethical pharmaceutical products business reported turnover of [pound sterling] 38.6 million, which represented a 19.0% increase over the previous financial year and accounted for 57.6% of Galen's turnover from continuing operations. In fiscal 1999, the ethical pharmaceutical services business reported turnover of [pound sterling] 28.4 million, which represented a 73% increase over the previous financial year.

HISTORY AND OWNERSHIP

     Galen Holdings PLC is a public limited liability company which is organized under the laws of Northern Ireland. Galen was floated on the London Stock Exchange in July 1997 and the Dublin Stock Exchange in September 1997. Prior to flotation, Galen was wholly-owned by Dr. Allen McClay, Dr. John King and Mr. Geoffrey Elliott, directors of Galen. These three individuals along with the Galen Employee Trust currently have aggregate holdings representing 52.5% of Galen's current issued share capital. In addition, The McClay Trust, of which Messrs. McClay, King and Elliott are trustees, holds 2.3% of Galen's issued share capital. The McClay Trust is independent of Galen and is intended to promote research and academic studies in Chemistry and Pharmacy at The Queen's University of Belfast.

     The original prescription pharmaceutical marketing operation established by Dr. Allen McClay in 1968 has developed into an integrated pharmaceutical company both organically and by acquisition. Galen established production activities in 1977 when the manufacturing facility at Craigavon, Northern Ireland became operational. In 1988, Galen acquired control of Ivex, which comprises the sterile solutions division of Galen. Galen began its involvement in the manufacture of controlled-release IVRs in 1989. Clinical trials services (CTS) were offered to other pharmaceutical companies for the first time in 1989, when Galen established the CTS division. In 1997, Galen expanded its clinical trials service operations with the establishment of a CTS facility in Pennsylvania through Galen Incorporated, a US subsidiary. This was Galen's first pharmaceutical services facility in the United States and was opened to meet the needs of an increasingly global marketplace.

     Galen commenced construction of its chemical synthesis division (SynGal) in 1996. SynGal commenced trading in 1999 and recently began operating from a new, specially constructed facility at Craigavon, Northern Ireland.

     In 1997, Galen acquired 76% of QuChem Ltd., a custom chemical synthesis company operated in partnership with The Queen's University of Belfast. QuChem Ltd carries out contract chemical research, including route and process optimisation, custom synthesis and chemical analysis and is also part of its chemical synthesis services division.

     During fiscal 1999, Galen acquired a drug reconciliation business of J Dana Associates Inc. and Interactive Clinical Technologies Inc. ("ICTI") in New Jersey in order to expand its customer base, strengthen existing services and extend the range of services offered by CTS in the United States. ICTI presently operates from the east and west coast of the United States and established an operation outside London recently to service the European market. Also, during this period, Galen acquired the Bartholomew Rhodes group of companies, which provides Galen with further products in the analgesic, respiratory and cardiovascular areas.

BUSINESS LINES AND ORGANIZATION

     Galen's ethical pharmaceutical products business operates through two manufacturing divisions, the Galen division and the sterile solutions division. The Galen division manufactures and markets prescription medicines in the United Kingdom and Ireland across a number of therapeutic areas, including analgesia, gastroenterology, respiratory, cardiovascular and anti-infectives. The sterile solutions division manufactures a range of specialized sterile products and supplies them, primarily to third party pharmaceutical companies.

     Galen's ethical pharmaceutical services business comprises the CTS division, which includes CTS operations in Europe and the United States and ICTI, and the chemical synthesis division comprising SynGal and QuChem Ltd. CTS, with operations in Northern Ireland and the United States, offers a global service to pharmaceutical companies which outsource the manufacture, packaging and distribution of both active products and placebos to targeted clinical trial patients. ICTI uses computer-based interactive voice response systems to permit more efficient management of the clinical trials process. SynGal offers pilot-plant scale custom synthesis service of specialized pharmaceutical and other high technology chemicals. SynGal's services are complemented by those of QuChem Ltd., which carries out developmental and bench-scale custom synthesis work.

ETHICAL PHARMACEUTICAL PRODUCTS

  Galen Division

     The Galen division manufactures and markets branded and non-branded prescription medicines and provides specialized manufactured products under contract for other pharmaceutical companies. Prescription medicine and speciality manufacturing developed during fiscal 1999 through the purchase of the products of the Bartholomew Rhodes group of companies which provide products in the analgesic, respiratory and cardiovascular therapeutic categories. In addition to manufacturing facilities for tablet, capsule and non-sterile liquid formulations, the Galen division has two dedicated antibiotic suites for the production of cephalosporin and penicillin products. These facilities, situated at Craigavon, Northern Ireland, are approved by the UK Medicines Control Agency ("MCA").

     The Galen division sells over 50 products, primarily in the United Kingdom and Ireland, and has a developing export business. The marketed product range is focused on the analgesia, gastroenterology, respiratory and anti-infectives therapeutic areas, which account for approximately 40 of the Galen division's products.

     Analgesic Products. The Galen division markets twelve products in this area. Major analgesic products include:

BRAND NAME                                       CHEMICAL NAME(S)                         INDICATION
----------                      --------------------------------------------------  -----------------------
Kapake(R) Tablets               paracetamol 500mg/codeine phosphate 30mg            Moderate to severe pain
Kapake(R) Insts(R)              paracetamol 500mg/codeine phosphate 30mg            Moderate to severe pain
Tramake(R) Capsules             tramadol hydrochloride 50mg                         Moderate to severe pain
Tramake(R) Insts(R)             tramadol hydrochloride 50mg and 100mg               Moderate to severe pain
DF118(R) Tablets*               dihydrocodeine tartrate 30mg                        Moderate to severe pain
Paramol(R) Tablets*             paracetamol 500mg/dihydrocodeine tartrate 10mg      Mild to moderate pain

---------------
* These Trademarks are used in Ireland with the permission of Glaxo Wellcome.

     Kapake(R) and Tramake(R) account for the majority of Galen's sales in the analgesic therapeutic area. Kapake(R) accounted for [pound sterling] 8.2 million ($12.1 million) of turnover for fiscal 1999 (12.3% of annual turnover) compared to [pound sterling] 7.9 million for fiscal 1998 (16.3% of annual turnover). In the same periods Tramake(R) accounted for [pound sterling] 0.7 million ($1.0 million) and [pound sterling] 0.4 million of Galen sales respectively. The Galen division's approach to the analgesic market is to provide products based on established active ingredients to treat pain of varying severity. Major line extension formulations for Kapake(R) and for Tramake(R) have been launched recently in the United Kingdom and are in the final stages of registration in Ireland. A novel controlled-release combination analgesic for the treatment of night pain and arthritis is currently in registration in the United Kingdom with its launch expected in 2001.

     In the year ended December 31, 1999, the UK market for non-narcotic analgesic products was worth approximately L185.6 million ($273.4 million), which represented a growth rate of 14% over 1998. Galen is ranked sixth (in terms of sales) out of the companies servicing this market in the United Kingdom.

     A number of products compete with Kapake(R) and Tramake(R), including Solpadol, Tylex and Zydel.

     Gastroenterology. The Galen division markets eight gastroenterology products. The primary focus for Galen in this market is in the prescription laxative sector, which, in the year ended December 31, 1999, was worth approximately [pound sterling] 66.1 million ($97.4 million) in the United Kingdom. Galen is ranked third out of the companies servicing the laxative sector in the United Kingdom. The Galen division's strategy in this sector is to provide both bulk forming and stimulant laxative products. Major gastroenterological products include:

BRAND NAME                                 CHEMICAL NAME(S)                    INDICATION
----------                          -------------------------------  -------------------------------
Manevac(R)                          granular laxative                Relief of constipation
Ailax(R)                            danthron liquid formulation      Relief of constipation
Capsuvac(R)                         danthron solid formulation       Relief of constipation
Ursogal(R) Tablets and Capsules     ursodeoxycholic acid             Treatment of gallstones

  Respiratory Products. The Galen division markets twelve respiratory products. Major respiratory products include:

  BRAND NAME                                          INDICATION
  ----------                                 ----------------------------
  Galenphol(R) linctus and Galcodine(R)
    linctus                                  Relief of unproductive cough
  Galpseud(R) linctus and tablets            Systemic nasal decongestant

     Although these respiratory products have been particularly important to the Galen division over the past fifteen years they represented only 2.9% of fiscal 1999 sales. Galen does not anticipate further growth of product sales and is not planning development of any new products in this therapeutic area.

     In the year ended December 31, 1999, the UK market for respiratory products, in the sectors where Galen markets products, was worth approximately [pound sterling] 9.1 million ($13.4 million). Galen is ranked first out of the companies servicing the prescription cough sedative sector and second out of the companies servicing the systemic nasal decongestant sector in the United Kingdom.

     Several companies produce respiratory products which compete with Galen's product portfolio in this therapeutic area, including Warner Lambert, Wyeth and Boehringer Ingelheim.

     Anti-infective Products. Galen has two dedicated antibiotic suites for the manufacture and development of cephalosporin and penicillin products. Whilst the Galen division markets these products in the United Kingdom and Ireland, its principal marketing focus is predominantly the European market. Galen's sales of cephalosporin and penicillin antibiotics were [pound sterling] 4.2 million (or $6.2 million) in fiscal 1999, an increase of 84% over sales in the same period in 1998.

     In the year ended December 31, 1999, the antibiotic market in the United Kingdom for broad spectrum penicillins and cephalosporins was worth approximately [pound sterling] 95.1 million ($140.0 million).

  Sterile Solutions Division

     The sterile solutions division manufactures and supplies intravenous and other sterile solutions, primarily for human use. A sterile manufacturing facility at Larne, Northern Ireland includes in-house manufacturing facilities for flexible PVC bags, which contain the solutions, in volumes from 50 ml to 5 liters.

     The focus of the division is on the development and manufacture of specialized products, chiefly for sales to third party pharmaceutical companies. Examples of such products include solutions for use in dialysis, haemofiltration, blood fractionation and eye surgery. Customers of the sterile solutions division include multinational pharmaceutical companies such as Ciba Vision Ophthalmics, Gambro, Haemonetics and Hospal. Galen plans to expand the sterile solutions division by targeting market segments in order to maximize the return from the division's technology base.

     The sterile solutions division has recently withdrawn from the supply of commodity intravenous infusions to the British National Health Service, which was historically its largest market.

RESEARCH AND PRODUCT DEVELOPMENT

     During fiscal 1999 Galen invested [pound sterling] 4.0 million in research and development, a 30.0% increase on the previous year. Galen's research and development activities are centered on its ethical pharmaceutical products business. Research and development at Galen is directed towards the development of proprietary products rather than new chemical entity research. Galen has a dual research and development strategy based on the development of controlled release technology (such as the IVR) and other drug delivery systems and the development and co-development of products to grow Galen's core prescription business in the United Kingdom and Ireland and specialty manufacture.

     Galen markets a number of products that it has co-developed with companies such as Ciba Vision, Gambro and Haemonetics. These specialty manufactured products have allowed Galen to broaden the range of products that it offers, particularly sterile products.

  Research

     Galen coordinates its research and development of products through a scientific department that serves pharmaceutical and clinical research groups. Pharmaceutical development is carried out in Northern Ireland at dedicated facilities at Larne, Northern Ireland (IVR applications and sterile fluids) and Craigavon, Northern Ireland (oral and topical dosage forms). In addition, Galen has developed close links with the School of Pharmacy at The Queen's University of Belfast, with which it has jointly established a pharmaceutical drug delivery technology laboratory for research on new drug delivery systems.

     Current drug delivery research and development is focused on developing IVR applications, oral controlled release products and proprietary topical drug delivery technology based on the enhanced skin penetrative properties of eutectic mixtures of pharmacologically active agents.

  Research and Development Portfolio

     Intravaginal Drug Delivery. Intravaginal drug delivery is an example of transmucosal administration which is a relatively unexploited form of drug delivery system. In late 1989, Galen became involved in the manufacture of the IVR. The IVR consists of a silicone ring in which a core containing an active drug is embedded. The size of the core determines the rate at which the drug is released, and the use of multiple cores can provide simultaneous release of more than one drug. The IVR is capable of releasing drug(s) at a constant (zero order) rate which removes the peaks and troughs in blood level(s) that can be associated with conventional forms of delivery such as tablets and transdermal patches. Vaginal delivery also avoids the first pass metabolism which can inhibit or preclude oral dosing as a method of administration. The IVR can be used for up to three months and does not require specialist fitting. It therefore offers a considerable compliance benefit over existing prescribed therapies.

     Galen has dedicated facilities for the production of injection-molded IVRs, both for its own supply and for contract manufacture.

     Hormone Replacement Therapy. The menopause occurs in all women, either naturally or after a hysterectomy. It is associated with a decrease in estradiol production and is characterized in the short term by symptoms such as hot flushes and in the long term by an increased risk of both osteoporosis and cardiovascular disease. Hormone replacement therapy (HRT) aims to restore blood (plasma) estradiol levels to average pre-menopausal levels to relieve menopausal symptoms. Typically, in unhysterectomized women, a progestogen is also administered continuously or cyclically to ensure the protection of the uterine endometrium against the adverse effects of estradiol. Current therapy consists of tablets and gels for daily administration, transdermal patches which can be used for up to one week and estradiol implants which, although suitable for long-term treatment, require surgical insertion.

     Currently available oral and transdermal products typically produce mean estradiol plasma levels of up to 300pmol/l to provide effective control of menopausal symptoms. Continuous mean estradiol plasma levels of estradiol in excess of 300pmol/l for prolonged periods are normally achieved with subcutaneous implants which must be surgically inserted. Although implants produce more consistent day-to-day estradiol plasma levels when compared to transdermal patches, there is a gradual decay in estradiol plasma levels over the period of use. Galen has developed an IVR capable of achieving estradiol plasma levels up to, and in excess of, 300pmol/l for a period of up to three months.

     IVR Products.  Galen currently has three HRT IVR products in development:

     - Estradiol Only Replacement Therapy. Phase III trials have been completed in Europe and have commenced in the United States. The Phase III evaluation began with two pivotal multi-center trials in the United Kingdom. The first trial, carried out in approximately 120 menopausal patients, demonstrated the effectiveness of IVRs delivering 50mg and 100 mg of estradiol per day in controlling vasomotor symptoms, including hot flushes, in comparison with standard oral treatment. The same centers are also conducting a second trial to assess the benefit of the IVR in the prevention of osteoporosis and in reducing indicator factors for cardiovascular disease. This trial will cover over 100 patients and is expected to be completed in early 2001. Galen has filed applications for UK marketing authorizations following completion of the first trial and these applications are now under evaluation by the Medicines Control Agency (MCA). A third Phase III trial to gather additional data for a U.S. filing is underway. Results from this third trial are expected in late 2000 with a target of late 2000 for an NDA application.

     - Opposed Hormone Replacement Therapy (estradiol/progestogen). This product is intended to reduce the risk of endometrial hyperplasia (or more serious pathology) which is an undesirable consequence of estradiol only therapy in women with an intact womb. A Phase II dose finding study has been completed with an estradiol/progestogen releasing IVR. The Phase III program for this product is in its initial phase. Galen currently anticipates filing for marketing authorizations in the United States and United Kingdom in 2002, with filings in the rest of Europe to be made the following year.

     - Testosterone Releasing IVR. Galen's third IVR product is being developed to deliver systemic doses of testosterone. Deficiency of testosterone in post-menopausal women has been associated with adverse psychosexual effects. Galen's testosterone IVR is aimed at addressing the problems of those patients where an augmentation of sexual motivation is required. The IVR offers a more convenient delivery system for this hormone than existing treatments such as implants. Galen is currently developing the methodology for the clinical evaluation of this product prior to a Phase II dose ranging study.

     The intellectual property associated with these treatments is the subject of two international patents, one of which has been approved with the second having completed PCT examination in September 1999. Galen's IVR products will make available to physicians a new and alternative method for hormone replacement therapy which is currently dominated by oral and transdermal patch products. The current global market for HRT products is estimated to be worth approximately $2.0 billion.

     Other IVR Developments. The pharmaceutical research team (at the School of Pharmacy, The Queen's University of Belfast) is developing an IVR releasing oxybutynin indicated for the treatment of urinary incontinence. IVRs containing antimicrobials for the local treatment of vaginal infections, including sexually transmitted diseases, are also under investigation. Both of these products are currently in pharmaceutical development.

     In conjunction with the Population Council, New York, Galen is contributing to the pharmaceutical development of an estrogen/progestogen contraceptive product based on their injection molding manufacturing technology. The Population Council has completed Phase II clinical trials for this product.

     Topical Drug Delivery. Galen has a patent pending for topical compositions containing a eutectic mixture of pharmacologically active agents. Eutectics are mixtures of chemicals in which the constituents are in proportions which ensure that their melting point is depressed. This technology is directed towards topical products with significantly enhanced penetrative properties. The first application of this technology is in early pharmaceutical development and will focus on an improved topical formulation of an anti-inflammatory drug. Galen has filed patent applications for this technology which received PCT approval in September 1999.

     Other Drug Delivery Projects. Galen also actively develops new ethical products and line extensions of existing products, including the development of a number of oral controlled release products, which are in pre-clinical development and are in the analgesic therapeutic area.

  Ethical Pharmaceutical Services

     In the year ended September 30, 1999, Galen's ethical pharmaceutical services business reported turnover of L28.4 million (or $41.8 million), which represented a 73.0% increase over the previous financial year and 42.3% of Galen's total sales from continuing operations. The ethical pharmaceutical services business was established in response to the trend among multi-national pharmaceutical companies to outsource specialized research and development series such as clinical trials' supplies and custom chemical synthesis. The ethical pharmaceutical services business consists of the Clinical Trial Services
(CTS) division and the chemical synthesis division.

     The acquisition of the drug reconciliation business of J Dana Associates Inc. and ICTI during fiscal 1999 has given Galen the opportunity to strengthen existing services offered and expand its customer base.

  Clinical Trials Services

     CTS division. Pharmaceutical companies are increasingly outsourcing specialist activities due in part to a substantial rise in the research and development investment necessary to develop pharmaceutical products and increased pressure to control healthcare costs. The CTS division was established to provide clinical trials services to pharmaceutical companies which choose to outsource the manufacture, packaging and distribution of both active drugs and placebos to targeted clinical trial patients.

     As a dedicated provider of these specialist services, ensuring that the exacting cGMP requirements for the manufacture and distribution of clinical trials are met fully, the CTS division offers an integrated international solution to pharmaceutical companies. Initially, the CTS division was established to meet clients' needs in the United Kingdom. However, it has expanded rapidly to market its dedicated clinical trials services to the healthcare industry in Europe and the United States.

     The CTS division offers a full-range of clinical trials services typically outsourced by multinational pharmaceutical companies, including the design, manufacture, packaging and distribution of patient packs for clinical trials to specific investigator centers around the world. The CTS division is able to manufacture active and placebo tablets and capsules to the customer's specification, ensuring that the placebo formulation is identical in appearance to the active formulation. Design and manufacture of patient wallets is customer specific and includes the capability to produce randomized and multi-lingual, patient-specific labels. The CTS division also offers analytical services, including stability testing in FDA compliant facilities, complete analytical testing and release and analytical method development.

     The CTS division has conducted outsourced clinical trials work for a large majority of the top 20 international pharmaceutical companies. The CTS division's major clients include Glaxo Wellcome, Janssen, Pfizer and AstraZeneca as well as major contract research organizations and a number of virtual and biotech organizations.

     Galen also has a CTS manufacturing operation in Pennsylvania, where it offers specialized clinical trials services to pharmaceutical companies in the United States. With this facility and Galen's UK facility it offers a coordinated international service to clients which are increasingly establishing international clinical trials. In 1998 Galen acquired the drug reconciliation business of J Dana Associates Inc. to further strengthen its CTS offering in the United States by providing services relating to drug returns from clinical trials including drug reconciliation accountability, storage and destruction.

     Development program. The CTS division's development program is aimed at enhancing the services it offers, in particular, through process improvement and service extension by means of implementing new technologies, including an interactive voice response system ("IVRS") for clinical trials inventory management. In 1999 Galen acquired Interactive Clinical Technologies Inc. ("ICTI") in New Jersey to complement and further strengthen the IVRS capabilities of its CTS business. ICTI's technological developments are designed to enable their clients to manage drug supplies efficiently and collect real-time patient enrolment data.

     Chemical Synthesis

     Galen formed the chemical synthesis division in response to the increasing demand from pharmaceutical companies for small capacity manufacturing facilities required for the manufacture of kilogram quantities of development compound. Cost reduction measures at many pharmaceutical companies have resulted in a shortage of capacity. Consequently many pharmaceutical companies have increasingly used facilities available from third party suppliers, rather than commit their own capital to develop similar facilities internally. In addition to the increasing trend among pharmaceutical companies to outsource many phases of drug development, many emerging biopharmaceutical and biotechnology companies tend to have a high degree of dependence on third party contractors for provision of development services in order to permit them to focus their resources on discovery research.

     The chemical synthesis division works to meet the needs of these companies for pilot-plant scale custom chemical synthesis and is well-placed to offer manufacturing services for active pharmaceutical ingredients required for toxicological investigation as well as pre-clinical and early clinical studies. SynGal operates from a newly operational, specially constructed cGMP facility at Craigavon and will provide a range of additional services, including analytical method development and quality control of raw materials, in-process intermediates and finished products.

     QuChem Ltd. In 1997 Galen acquired 76% of QuChem Ltd to offer a complementary service to SynGal. QuChem Ltd was formed by The Queen's University of Belfast in 1992 to offer a range of contract development services incorporating the use of complex chemical technologies, process research and development, custom synthesis and structure determination. Based at the School of Chemistry at The Queen's University of Belfast, QuChem Ltd is able to access a range of analytical techniques not normally available to small, research and development based companies. The current client list at QuChem Ltd includes companies from the pharmaceutical, biopharmaceutical, agrochemical, flavor and fragrances industries. QuChem Ltd has particular expertise in enantiospecific synthesis, organophosphorus chemistry, oxidations and clean, environmentally friendly chemistry. In January 1999 Galen completed a L1.3m ($1.9 million) investment in new laboratory facilities at The Queen's University of Belfast.

PRODUCTION FACILITIES AND OPERATIONS

     Galen operates from modern dedicated facilities based at three sites in Northern Ireland and one in Pennsylvania.

  Ethical Pharmaceutical Products

     Galen's manufacturing facilities are located at two sites that total in excess of 30 acres. Galen's facility at Craigavon manufactures all the tablets, capsules, and non-sterile liquid formulations, as well as sacheting powders and granules. Dedicated suites for the manufacture of cephalosporin and penicillin antibiotic products are also located at Craigavon, as are pharmaceutical research and development laboratories. Galen's tablet facility at Craigavon was given the approval recommendation by the FDA's inspectors in June 1999.

     Galen is currently implementing a strategic plan for expansion of the products and services manufacturing capacity at Craigavon and the US over the next three years. To assist with this expansion, the Industrial Development Board for Northern Ireland will be providing selective financial support to Galen totalling L10.3 million ($15.2 million) for its continuing expansion in Northern Ireland.

     Galen's administration, regulatory compliance activities, sales and marketing and distribution activities are based at the Craigavon site. As at April 2000, approximately 410 employees worked at the Craigavon site.

     Galen has an 80,000 sq. ft. facility at Larne, Northern Ireland for the manufacture of its sterile product range. Further manufacturing efficiencies have been achieved through the establishment of an in-house suite to manufacture unfilled PVC bags. The Larne facility also houses some pharmaceutical research and development facilities and Galen's dedicated facility for the manufacture of IVRs. The facility has the capacity to produce in excess of 3 million IVRs annually. As at April 2000, approximately 160 people were employed at the Larne site.

     All existing facilities used in Galen's ethical pharmaceutical products business, which together extend to approximately 300,000 sq. ft., are approved by the MCA.

     In addition to the sites at Craigavon and Larne, Galen has jointly established a pharmaceutical drug delivery technology laboratory at the School of Pharmacy at The Queen's University of Belfast.

  Ethical Pharmaceutical Services

     In early 1998 Galen invested L9.2 million in the construction of an additional CTS facility at Craigavon of approximately 100,000 sq. ft. A complementary 102,000 sq. ft. CTS facility in Pennsylvania has been established to service the US market and offer a coordinated service with CTS in the United Kingdom for international clinical trials. As major pharmaceutical companies are increasingly developing products on an international basis, Galen management believes this co-ordinated service is a key strength, permitting the CTS operations to compete more effectively in this rapidly developing business.

     The CTS division offers a full-range of clinical trial services, including manufacture of active and placebo products, design and production of clinical trial packs, and world-wide distribution to investigator sites. Design and manufacture of customer specific tooling for trial packs is undertaken by TechniGal, Galen's specialized engineering subsidiary, at dedicated facilities at Craigavon. This internal capability reduces significantly the lead-times for customers and management believes it provides a key competitive strength to Galen.

     ICTI provides interactive voice response systems ("IVRS") for clinical trials management from its bases in Princeton, New Jersey and San Francisco.

     SynGal operates from a 28,000 sq. ft. facility at the Craigavon site. This newly constructed facility incorporates the latest processes in custom chemical synthesis. The SynGal facility comprises a cGMP pilot plant scale production, quality control and research and development laboratories, plant service areas and staff offices. QuChem Ltd's laboratories are situated at the School of Chemistry at The Queen's University of Belfast and enable Galen to provide a comprehensive research and development service and bench-scale production to customers requiring custom chemical synthesis.

     As at April 2000 approximately 380 people were employed within the ethical pharmaceutical services operations at Craigavon with a further 200 employed at the CTS facility in Pennsylvania and a further 50 employed by ICTI in the US.

DISTRIBUTION

  Ethical Pharmaceutical Products

     The ethical pharmaceutical products business has two marketing groups, one covering the United Kingdom and Ireland and the other covering speciality manufacture and export.

     United Kingdom and Ireland. The ethical pharmaceuticals products business has a sales and marketing operation in the United Kingdom and Ireland consisting of a director of sales and marketing, a sales director, two divisional managers, ten regional business managers and approximately 55 representatives supported by a marketing and administrative staff of ten. The sales force directly contacts general practitioners, community pharmacists and hospital staff throughout the United Kingdom and Ireland. In the year ended December 31, 1999, approximately
1.96 million prescriptions were written for Galen's products, ranking it twenty seventh of the 246 companies supplying prescription medicines in the United Kingdom.

     Galen intends to utilise this sales force for the marketing of any HRT products launched in the United Kingdom and Ireland. In anticipation of the approval of the first IVR product to be launched in the United Kingdom during 2000, Galen has initiated the creation of a marketing infrastructure to establish the IVR prelaunch program.

     Speciality Manufacture and Export. The Galen division and the sterile solutions division have a dedicated specialty manufacture and export marketing group which comprises a divisional director and three key account representatives. This marketing group is responsible for obtaining contracts under which Galen manufactures and, in certain instances, develops products for third party pharmaceutical and healthcare companies. The ethical pharmaceutical products business exports products to more than 40 countries.

  Ethical Pharmaceutical Services

     CTS Divisions. The CTS divisions in Europe and the US markets their services to the clinical trials departments and the medical departments of multinational pharmaceutical companies, contract research organizations and biotech organizations based in Europe.

     Chemical Synthesis Division. SynGal has its own commercial manager who is responsible for marketing operations. SynGal and QuChem Ltd. are targeting customers who have decision making responsibility for the outsourcing of activities which multinational pharmaceutical and biotech companies traditionally performed in their own research and development departments.

TRADEMARKS, PATENTS AND PROPRIETARY RIGHTS

  Patents

     Protection of intellectual property, patents and trademarks is a key company strategy for projects and products of significant business importance.

     The patenting strategy for the estradiol IVR (which also covers the technology used in the opposed IVR) has been to obtain a short-term Irish patent and then file for global protection using the PCT procedure together with national applications in certain countries which are not party to the PCT. The priority date for this program is December 19, 1994. The PCT application was filed in December 1995. Following a favorable World Intellectual Property Organization preliminary assessment, the patent received approval to go to grant in the United States and Europe in the first half of 1998. Patents have now been granted for the estradiol IVR in the United States, Australia, New Zealand, South Africa, Ireland, Singapore and by the European Patent Office. In addition, this patent is pending in several other countries including Japan, India and China.

     Galen lodged a further international filing (PCT) in May 1998 for an IVR dealing with the administration of testosterone by this route. A favourable examination report has now been received and patent grant is expected in the United States and Europe by early 2001.

     A patent application relating to the enhanced mutual topical absorption of eutectic mixtures of pharmacologically active compounds was submitted for international filing (PCT) in May 1998. A favourable examination report has now been received and patent grant is expected in the United States and Europe by early 2001.

  Trademarks

     It is Galen's policy to protect its trademarks, where appropriate, in all areas where it operates.

GOVERNMENT REGULATION

     Pharmaceutical companies like Galen operating in the United Kingdom are subject to regulatory controls governing the marketing development, manufacture, labelling, supply and marketing of its products.

  Obtaining A Marketing Authorization

     No pharmaceutical product may be marketed in the European Union without a marketing authorization. The UK Medicines Act 1968 (the "Medicines Act") governs applications for marketing authorizations for human use in the United Kingdom. The Medicines Act implements detailed European Union directives on the licensing of pharmaceuticals in the United Kingdom. Each time new legislation is introduced at the European level, it is implemented in the United Kingdom pursuant to the Medicines Act. As a result, the core rules in force in the United Kingdom are the same as those in force in other states within the European Union. In addition, individual countries within the European Union may implement additional national legislation relating to, for example, specific labelling requirements or in areas where there is no existing European Union directive.

     Registration Systems. Three principal systems exist in the European Union for registering pharmaceutical products: the national system, the mutual recognition system and the centralized system.

     The national system involves the submission of a marketing authorizations application to one member state of the European Union. Where a company wishes to make applications for marketing authorizations in more than one European Union state, the mutual recognition system described below must be used.

     The mutual recognition system involves a marketing authorization application initially directed to one national regulatory authority. As soon as one member state has given approval for marketing, this decision is circulated to other member states nominated by the applicant. There is a specified timetable for this procedure which includes an arbitration process for resolving disputes and for arriving at a final decision. Such decision is legally binding both on the applicant and on the European Union member states involved. The arbitration process may significantly lengthen the time from initial application to approval in all nominated member states. The results of such process may impose limitations not just on the marketing authorization applied for, but also marketing authorizations obtained prior to the arbitration process.

     The centralized system is a process for which there is a single application, a single evaluation and a single authorization for a medicinal product. This system applies only to certain types of application (compulsory for certain biotechnology products and optional for certain other products, including new chemical entities not previously authorized in the European Union, medicinal products administered by significantly innovative and novel delivery systems and significant new indications for existing products). The process is administered by the EMEA (described below). A marketing authorization which is granted following the centralized procedure is recognised in all European Union member states. As with the mutual recognition system, a specific timetable is specified for evaluation of the application, including allowances for appeals.

     The European Agency for the Evaluation of Medicinal Products was established by Council Regulation EEC No. 2309/93 of July 1993 with effect from January 1, 1995 ("EMEA"). The EMEA is responsible for co-ordinating the evaluation and supervision of medicinal products for both human and veterinary use across the European Union. On the basis of the EMEA's opinion, the European Commission authorizes the marketing of a product approved by the centralized system and arbitrates between member states of the European Union on other medicinal products submitted under the mutual recognition system. The EMEA comprises a management board, two committees of scientific experts responsible for preparing the EMEA's opinion and a permanent secretariat.

     Criteria Assessed in Obtaining a Marketing Authorization. European Directive 65/65/EEC, as amended, sets out the basic principles for the regulation of marketing of medicinal products within the European Union. The criteria for the grant of a marketing authorization are quality, safety and efficacy. In order to demonstrate these criteria, a wide range of information and data are required to be submitted to the relevant regulatory authority.
Article 4(8) of the directive requires, as a general rule, that any application for a marketing authorization must be accompanied by, among other things, the results of:

     (a) physico-chemical, biological or microbiological tests (directed principally at establishing the quality of the product);

     (b) pharmacological and toxicological tests (directed principally at establishing the safety of the product); and

     (c) clinical trials (studies in humans directed at establishing efficacy and safety in humans when used for the specified indications).

     The quality of the product is determined by laboratory studies and tests. These verify both the chemical constitution and stability of the product as well as the manufacturing processes used.

     The safety of the product is initially determined by studies to show matters such as toxicity, the effect on reproductive potential, adverse effects on genes, whether the product has the ability to cause cancer, how the product is distributed within the body, how quickly the body eliminates the product and the products inter-reaction with other body chemicals.

     The efficacy and safety of the product in use are derived from clinical trials in volunteers and patients. Clinical trials are generally classified into Phase I and IV although there are not always distinct divisions between each phase.

     Phase I clinical trials are normally conducted in healthy human volunteers. The purpose of the trial is to obtain a preliminary evaluation of a product's safety, its pharmacokinetic profile and its biological effect on humans.

     In Phase II clinical trials, the product is assessed for its short-term safety and preliminary efficacy in a limited number of patients. Later Phase II trials may be comparative (e.g. comparing the product with a placebo). The appropriate dose ranges and regimens for Phase III (safety and efficacy) trials are also determined during this phase.

     It is during Phase III clinical trials that a comprehensive evaluation of safety and efficacy of the product takes place in larger patient groups. The pattern and profile of the more frequent adverse reactions are investigated in detail and special features of the product are explored.

     Phase IV clinical trials are studies performed after a marketing authorization has been granted. They are designed to monitor drug use in the normal patient population. These studies are usually larger in scale and focus on efficacy in clinical practice and side-effects.

     In certain well-defined situations, the results of pharmacological and toxicological tests on clinical trials do not have to be provided, thus allowing for "abridged" applications. Directive 65/65/EEC provides for abridged applications in three defined cases:

        (a) an essentially similar medicinal product to one which has already been authorized in the European Union member state and for which consent has been given for reference to the first applicant's data; or

        (b) where the constituent or constituents of the medicinal product have a well-established medicinal use, with recognised efficacy and safety demonstrated by detailed references to published literature; or

        (c) a medicinal product which is essentially similar to a medicinal product which has been authorized in the European Union for six years (or ten for some member states of the European Union) and is marketed in the member state concerned where consent to refer to the first applicant's data has not been given.

     The European Union have formulated numerous guidelines which provide guidance on existing European directives relating to safety, quality and efficacy. In addition, Galen, operates within a system of good practice procedures which are standards by which laboratory studies, manufacturing procedures, clinical trials and regulatory processes are conducted.

     A marketing authorization may be submitted when appropriate data is available. The submission of an application to a regulatory authority does not guarantee that a license to market the product will be granted by that regulatory authority. Furthermore, each regulatory authority may impose its own requirements and may refuse to grant or may require additional data before granting an approval, even though the relevant product may have been approved by authorities in other countries. The time taken to obtain approvals in individual countries varies, but can take from a few months to several years from the date of application. The trend over the years has been towards greater regulation. Marketing authorizations are granted subject to certain generally applicable conditions and may also be subject to product-specific restrictions determined by regulatory authorities.

     Maintenance of Marketing Authorizations

     A marketing authorization is granted for five years and is renewable for five year periods thereafter. However, regulatory authorities have the power to amend, suspend or revoke a marketing authorization at any time if they are no longer satisfied as to the product's safety, quality or efficacy. In addition, the holder of the marketing authorization retains obligations to ensure that the product keeps pace with the state of scientific and technical knowledge in terms of its production and control and to review and report adverse events to the relevant authority. As a result, the holder of a marketing authorization may also seek to amend that marketing authorization. Any changes made to the authorization must be approved by the relevant regulatory authority by way of variation applications before the changes can be implemented by the holder of the marketing authorization.

THE ROLE OF THE UK NATIONAL HEALTH SERVICE ("NHS")

     Pharmaceutical products with a marketing authorization and requiring a prescription in order to be dispensed may be prescribed other than through the NHS but the vast majority of prescription only medicines are prescribed under NHS prescriptions. The price the NHS pays for the products prescribed is determined by the PPRS (described below).

     The NHS has recently instituted an evaluation process for new technologies and products to assess such technologies cost effectiveness. Technologies and products for review are selected by the Department of Health and assessed by the Appraisals Board of the National Institute for Clinical Excellence, a body of clinicians and scientific experts, on the basis of representations made by the manufacturer of the relevant new technology or product.

     Its is highly unlikely that a product which is not recommended by the appraisals board as being cost effective will be prescribed in significant numbers via the NHS.

PHARMACEUTICAL PRICE REGULATION SCHEME ("PPRS")

     All companies that sell products to the NHS may elect to join the PPRS and in practice almost all companies which sell products to the NHS do elect to join the scheme. The PPRS is administered by the UK Department of Health and the scheme operates for a five year period from October 1, 1999. Under the scheme, companies are permitted to earn a return on capital employed on products sold to the NHS. In order to determine the return on capital employed, a company supplying the NHS is required to supply certain financial information to the regulatory authority each year. The amount and detail of the financial information required is determined by a company's level of sales to the NHS, however, the Department of Health has the right to call for a full financial return from any company within the scheme if the circumstances appear to warrant it.

     On the current PPRS coming into effect pharmaceuticals supplied to the NHS were cut in price by 4.5% on average. Such prices may not be increased again until January 1, 2001. After that date prices may be increased by agreement with the UK Department of Health if the company requesting the increase has a return on capital employed for the current and subsequent financial year of less than 8.5% per annum, though such price increases may not provide a return on capital employed to that company of more than 13.6%. If the Department of Health considers a company's return on capital employed exceeds 29.4%, it will negotiate with the company in respect of price reductions on existing products sold to the NHS and/or delays or restitution in proposed price increases of products sold to the NHS and/or repayments of that amount of past profits which the Department of Health considers the return on capital employment threshold.

PERSONNEL

     The Galen group employed an average of 1,029 employees for the twelve months ended 30 September 1999, including employees at the CTS and ICTI facilities in the US, of which 133 employees were involved in the administration of the Galen group compared to an average of 788 persons in the prior year of which 112 employees were involved in the administration of the Galen group.

LEGAL PROCEEDINGS

     Galen is not involved in any legal or arbitration proceedings which they consider material to the Galen business, its financial condition or results of operations.

                                     GALEN

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion and analysis of financial condition and results of operations of Galen should be read in conjunction with the selected financial information of Galen, the consolidated financial statements for the years 1997, 1998, 1999 and for the six-month periods ended March 31, 2000 and 1999, together with the notes to the consolidated financial statements, as well as the business description included in this document. The financial data analyzed in this discussion has been prepared in accordance with UK GAAP.

     U.K. GAAP differs in certain significant respects from U.S. GAAP. For a discussion of the principal differences between U.K. GAAP and U.S. GAAP as they relate to Galen, and a reconciliation of profit and loss and equity shareholders' funds to U.S. GAAP, see note 33 to the Galen consolidated financial statements.

     The 1990s have marked a period of significant growth for Galen. In fiscal 1997 (the year in which the group floated on the London Stock Exchange) group revenues from continuing operations were L39.3 million. By fiscal 1999 revenues had increased by 70.7% to L67.0 million. For the six months to March 2000 revenues were L42.4 million representing an increase of 36.5% over the corresponding period in fiscal 1999.

     This period showed significant growth in the ethical pharmaceutical services business in particular. Revenues for the six months March 2000 were L19.3 million compared to L10.4 million for the full fiscal year ended September 1997. This resulted largely from an expansion of the clinical trial services division in Europe through the investment in a dedicated CTS facility in Northern Ireland, an expansion in to the North American market through the creation of a facility in the United States and the acquisition of ICTI. These facilities allowed the division to take advantage of a trend towards outsourcing of elements of clinical trials by multi-national pharmaceutical companies, bio-tech companies and virtual companies along with a growth in overall research and development expenditures in the pharmaceutical industry. During the same period the chemical synthesis business was established to provide bench to pilot scale chemical synthesis for research based pharmaceutical companies. Total assets of the ethical pharmaceutical services business rose from L23.9 million at September 30, 1997 to L75.8 million at March 31, 2000.

     Over the same period the ethical pharmaceutical products business also grew significantly with revenues increasing from L28.9 million in fiscal 1997 to L38.6 million in fiscal 1999. Over this period this division also invested significant funds and effort in to the development of the IVR.

     The following tables show Galen's results and profit and loss accounts as a percentage of total turnover for fiscal 1997, 1998 and 1999 and the six-month periods ended March 31, 1999 and 2000:

                                                                         SIX MONTHS ENDED    SIX MONTHS ENDED
                            FISCAL 1997    FISCAL 1998    FISCAL 1999     MARCH 31, 1999      MARCH 31, 2000
                            -----------    -----------    -----------    ----------------    ----------------
Turnover..................     100.0%         100.0%         100.0%           100.0%              100.0%
Cost of sales.............      50.5           47.8           48.6             48.0                51.3
Operating expenses........      22.8           23.4           22.5             21.8                20.3
                               -----          -----          -----            -----               -----
  Operating profit before
     goodwill and
     exceptional items....      26.7           28.8           28.9             30.2                28.4
  Exceptional items.......       1.9           (5.6)            --               --                  --
  Goodwill amortization...        --             --            1.0               --                 2.1
                               -----          -----          -----            -----               -----
Operating profit..........      28.6           23.2           27.9             30.2                26.3
Net interest(expense)/
  increase................       0.3            1.2           (0.4)             0.2                 0.2
Corporation tax...........       7.5            7.4            6.6              7.2                 5.9
                               -----          -----          -----            -----               -----
NET INCOME................      21.4%          17.0%          20.9%            23.2%               20.6%
                               =====          =====          =====            =====               =====

COMPARISON OF SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND MARCH 31, 2000.

  Turnover

     Galen's total turnover increased by 36.7% from L31.0 million in the six-month period ended March 31, 1999 to L42.4 million in the six-month period ended March 31, 2000.

     Turnover of the ethical pharmaceutical products business increased 22.3% from L18.9 million in the six-month period ended March 31, 1999 to L23.2 million in the six-month period ended March 31, 2000. The increase in ethical pharmaceutical products turnover was achieved despite the enforced price reduction of 4% for NHS medicines in the UK under the Pharmaceutical Price Regulation Scheme (PPRS). The increase was due in part to the consolidation of the products from the acquisition of Bartholomew Rhodes in fiscal 1999. Progress was also made in the core therapeutic areas of analgesics, gastrointestinal, respiratory, cardiovascular and antibiotics. In addition sterile solutions division revenues increased by 19.9% from the corresponding period to March 1999 as a result of the strategy to focus on the development and production of specialized products for third party pharmaceutical companies. The ethical pharmaceutical products division accounted for 54.7% of Galen's turnover in the six-month period ended March 31, 2000 compared to 61.0% of Galen's turnover in the six-month period ended March 31, 1999.

     Turnover of the ethical pharmaceutical services business increased 59.2% from L12.1 million in the six-month period ended March 31, 1999 to L19.3 million in the six-month period ended March 31, 2000. The increase in ethical pharmaceutical services turnover was partly attributable to the inclusion of revenues from ICTI for the six months but also reflected the underlying growth of the CTS division in the United States. Revenues in the chemical synthesis division also increased from L0.8 million in the six months to March 1999 to L1.8 million in the six months to March 2000. The ethical pharmaceutical services business accounted for 45.3% of Galen's turnover in the six-month period ended March 31, 2000 compared to 39.0% of Galen's turnover in the six-month period ended March 31, 1999.

     Geographically, Galen's turnover in the United Kingdom increased 26.8% from the six-month period ended March 31, 1999 to the six-month period ended March 31, 2000. North American turnover increased by 50.1%, with turnover in the rest of the world increasing 47.4%.

  Cost of sales

     Cost of sales increased 46.0% from L14.9 million in the six-month period ended March 31, 1999 to L21.8 million in the six-month period ended March 31, 2000. This represented an increase in cost of sales as a proportion of turnover from 48.0% to 51.3%. This was mainly attributable to the PPRS price reduction referred to above which impacted on gross margins.

  Operating expenses

     Operating expenses before goodwill amortization increased 27.9% from L6.8 million in the six-month period ended March 31, 1999 to L8.6 million in the six-month period ended March 31, 2000. As a percentage of total turnover, operating expenses before goodwill amortization decreased from 21.8% in the six-month period ended March 31, 1999 to 20.4% in the six-month period ended March 31, 2000.

     Distribution costs increased 30.3% from L3.2 million in the six-month period ended March 31, 1999 to L4.2 million in the six-month period ended March 31, 2000. The increase was broadly in line with the increase in revenues.

     Administration costs increased 19.8% from L4.4 million in the six-month period ended March 31, 1999 to L5.3 million in the six-month period ended March 31, 2000. The increase was due principally to the growth in revenues and increased investment in research and development.

  Operating profit

     Galen's operating profit before goodwill amortization increased 28.3% from L9.4 million in the six-month period ended March 31, 1999 to L12.0 million in the six-month period ended March 31, 2000. The major element of the growth in operating profit came from the ethical pharmaceutical services part of the group with an increase in operating profit of 40.5%. This is a result of the investment in this part of the group in recent years in both the clinical trial services division and in the chemical synthesis division.

  Net interest expense

     Net interest expense remained relatively constant at L0.1 million. This was a result of L36.9 million of funding being raised by a placing of shares approximately matching the investment in capital expenditure and acquisitions over the period

  Corporation tax

     Galen's corporation tax in the six-month period ended March 31, 2000 was L2.5 million (an effective rate of 22.2% calculated as the ratio of taxation results from ordinary activities) compared to L2.2 million in the six-month period ended March 31, 1999 (an effective rate of 23.8%). The decrease in Galen's effective tax rate resulted from the effect of capital allowances relating to the capital investments which reduced taxable income and also the reduction in the United Kingdom corporation tax rate.

  Net income

     As a result of the foregoing, net income in the six-month period ended March 31, 2000 was 21.5% higher, at L8.7 million, than in the six-month period ended March 31, 1999.

COMPARISON OF YEAR ENDED SEPTEMBER 30, 1999 AND SEPTEMBER 30, 1998.

  Turnover

     Galen's total turnover increased 37.1% from L48.9 million in fiscal 1998 to L67.0 million in fiscal 1999.

     Turnover of the ethical pharmaceutical products business increased 19.0% from L32.5 million in fiscal 1998 to L38.6 million in fiscal 1999. The increase in ethical pharmaceutical products business turnover was principally due the 21.1% increase in turnover attributable to the Galen products division (which includes the effect of the purchase of the products of the Bartholomew Rhodes group of companies). The increase in turnover attributable to the ethical pharmaceutical products business would have been 15.2% if such acquisition had not occurred. Following a decline in the sterile solutions division's turnover in fiscal 1998 after the withdrawal from the intravenous fluid market, fiscal 1999 saw the division recommence modest growth with turnover increasing by 10.5% to L7.2 million. This growth was fuelled by higher margin specialty manufacturing projects sold to both existing and new customers. The ethical pharmaceutical products business accounted for 57.6% of Galen's turnover in fiscal 1999 compared to 66.4% of Galen's turnover in fiscal 1998.

     Turnover of the ethical pharmaceutical services business increased 73.0% from L16.4 million in fiscal 1998 to L28.4 million in fiscal 1999. This represents an overall growth of 174% since the flotation of Galen in 1997. The increase in ethical pharmaceutical services turnover was mainly attributable to a 65.1% increase in the clinical trials division turnover from L15.9 million in fiscal 1998 to L26.2 million in fiscal 1999 and a 308.6% increase in chemical synthesis division turnover from L0.5 million in fiscal 1998 to L2.2 million in fiscal 1999. The growth in the clinical trials division turnover was primarily attributable to growth in the United States and, to a lesser extent, continued growth for clinical trial services in Europe. The ethical pharmaceutical services business accounted for 42.3% of Galen's turnover in fiscal 1999 compared to 33.6% of Galen's turnover in fiscal 1998.

     Geographically, Galen's turnover in the United Kingdom increased 16.4% from fiscal 1998 to fiscal 1999. North American turnover increased by 118.3%, with turnover in the rest of the world increasing 29.9%.

  Cost of sales

     Cost of sales increased 39.5% from L23.3 million in fiscal 1998 to L32.6 million in the fiscal 1999. This was mainly attributable to the increase in turnover.

  Operating expenses

     Operating expenses before goodwill and exceptional items increased 31.6% from L11.5 million in fiscal 1998 to L15.1 million in fiscal 1999. As a percentage of total turnover, operating expenses decreased from 23.5% in fiscal 1998 to 22.5% in fiscal 1999.

     Distribution and administration expenses increased by 28.8% and 27.5% from L5.3 million and L7.5 million respectively in fiscal 1998 to L6.8 million and L9.6 million in fiscal 1999. This increase is primarily attributable to the increased turnover.

     Research and development costs increased 30.0% from L3.1 million in fiscal 1998 to L4.0 million in fiscal 1999. The increase was due principally to investment in clinical trials for the IVR products, including completion of the European phase III clinical development and lodging of a marketing authorization in the United Kingdom for the estradiol IVR and completion of a phase II dose ranging study on the estradiol/ progestrogen IVR. Galen believes research and development expenditures will increase next year as the HRT development program moves towards the market place and large global phase III studies are initiated.

  Operating profit

     Galen's operating profit before goodwill amortization and exceptional items increased 37.6% from L14.1 million in fiscal 1998 to L19.4 million in fiscal 1999. This excludes the L2.7 million of exceptional costs recognized in fiscal 1998 for the aborted merger with Ferring Pharmaceuticals. The increase was broadly in line with growth in revenues. Operating profit before goodwill amortization or exceptional items of the Galen division increased from L8.0 million in fiscal 1998 to L9.7 million in fiscal 1999 as turnover, administration and distribution costs rose broadly in line with the increase in turnover. Operating profit before goodwill of the clinical trial services division increased from L5.5 million in fiscal 1998 to L9.3 million in fiscal 1999 also as turnover, administration and distribution costs rose broadly in line with the increase in turnover.

  Net interest expense

     Net interest expense increased 28.9% from L0.9 million in fiscal 1998 compared to L1.2 million in fiscal 1999. The increase resulted principally from the investment in acquisitions of L23.7 million and capital expenditure of L10.6 million during fiscal 1999 partially offset by the generation of cash from operating activities.

  Corporation tax

     Galen's corporation tax in fiscal 1999 was L4.4 million (an effective rate of 23.0% calculated as the ratio of taxation results from ordinary activities) compared to L3.6 million in fiscal 1998 (an effective rate of 24.5%). The decrease in Galen's effective tax rate resulted from the reduction in the United Kingdom corporate tax rate and the continuing level of capital expenditure.

  Net income

     As a result of the foregoing, net income in fiscal 1999 was 68.3% higher, at L14.0 million, than in fiscal 1998. These results encouraged the Board to recommend the payment of a final dividend of 1.10p per share, an increase of 25.0%, making a total for the year of 1.65p per share compared to 1.32p in fiscal 1998.

COMPARATIVE RESULTS OF OPERATIONS, FISCAL 1998 VERSUS FISCAL 1997

  Turnover

     Galen's total turnover increased 24.5% from L39.3 million in fiscal 1997 to L48.9 million in fiscal 1998.

     Turnover of the ethical pharmaceutical products business increased 12.3% from L28.9 million in fiscal 1997 to L32.5 million in fiscal 1998. The increase in ethical pharmaceutical products business turnover was partially due to the introduction of line extensions for Kapake(R) and Tramake(R). However, this was partially offset by a 9.9% decline in turnover in the Sterile Solutions division due to the decision to withdraw Sterile

Solutions from the United Kingdom National Health Service commodity IV fluid market. In addition, turnover from sales of seasonal respiratory products were affected by a reduced level of demand during a particularly mild winter. The ethical pharmaceutical products business accounted for 66.4% of Galen's turnover in fiscal 1998 compared to 73.6% of Galen's turnover in fiscal 1997.

     Turnover of the ethical pharmaceutical services business increased 58.4% from L10.4 million in fiscal 1997 to L16.4 million in fiscal 1998. The increase in ethical pharmaceutical services turnover was mainly attributable to a 53.2% increase in turnover to L15.9 million from the core clinical trials services division. This increase was the result of the new facility at Craigavon becoming fully operational in the second half of the year and the facility in the United States completing its first full year of trading. The ethical pharmaceutical services business accounted for 33.6% of Galen's turnover in fiscal 1998 compared to 26.4% of Galen's turnover in fiscal 1997.

     Geographically, Galen's turnover in the United Kingdom increased 4.7% from fiscal 1997 to fiscal 1998. North American turnover increased by 346.6%, with turnover in the rest of the world increasing 19.4%.

  Cost of sales

     Cost of sales increased 17.7% from L19.8 million in fiscal 1997 to L23.3 million in fiscal 1998. This was mainly attributable to the growth in revenues. Gross margins increased by 2.7% to 52.2% from 49.5% mainly as a result of increased margins in the clinical trial division as revenues increased.

  Operating expenses

     Operating expenses before goodwill amortization and exceptional items increased 28.4% from L8.9 million in fiscal 1997 to L11.5 million in fiscal 1998. As a percentage of total turnover, operating expenses increased from 22.7% in fiscal 1997 to 23.5% in fiscal 1998.

     Distribution expenses increased 22.2% from L4.3 million in fiscal 1997 to L5.3 million in fiscal 1998 as revenues increased. Administration costs increased 33.2% from L5.7 million in fiscal 1997 to L7.5 million in fiscal 1998 also largely as a result of the increase in revenues. Research and development costs increased 34.6% from L2.3 million in fiscal 1997 to L3.1 million in fiscal 1998. The increase was due principally to completion of phase III clinical trials for the estradiol IVR in Europe.

  Operating profit

     Galen's operating profit before goodwill amortization and exceptional items increased 34.0% from L10.5 million in fiscal 1997 to L14.1 million in fiscal 1998. This increase was largely due the increase in turnover associated with the clinical trial services division. Operating profit of the clinical trial services division increased from L2.9 million in fiscal 1997 to L5.5 million in fiscal 1998 as a result of becoming fully operational at our new facility in Northern Ireland in the second half of the year and our facility near Philadelphia, USA completing its first year's trading. The increase in operating profit was offset in large part by the L2.7 million of exceptional costs recognized in fiscal 1998 for the aborted merger with Ferring Pharmaceuticals.

  Net interest expense

     Net interest expense increased 169.8% from L0.3 million in fiscal 1997 compared to L0.9 million in fiscal 1998. The increase resulted principally from capital expenditure of L18.9 million in fiscal 1998 and L25.3 million in fiscal 1997 partially offset by L31.9 million raised as part of the initial public offering.

  Corporation tax

     Galen's corporation tax in fiscal 1998 before the impact of the exceptional items was L3.6 million (an effective rate of 24.5% calculated as the ratio of taxation results from ordinary activities) compared to L2.9 million in fiscal 1997 (an effective rate of 27.8%). The increase in Galen's effective tax rate resulted from the reduction in the UK corporate tax rate and the continuing level of capital expenditure.

  Net income

     As a result of the foregoing, net income in fiscal 1998 was 1.0% lower, at L8.4 million, than in fiscal 1997. Earnings per share before the exceptional item were 9.50p. These results encouraged the Board to recommend the payment of a final dividend of 0.88p per share, making a total for the year of 1.32p per share compared to 0.367p during 1997.

LIQUIDITY AND CAPITAL RESOURCES

     Cash flow from operations before exceptional items increased by 26.0% to L7.9 million in the six-month period ended March 31, 2000 compared to L6.3 million in the six-month period ended March 31, 1999. Investment in tangible and intangible fixed assets during the six-month period ended March 31, 2000 was L7.5 million. A further L1.9 million of cash was invested in acquisitions during the six-month period ended March 31, 2000 as payment of deferred consideration relating to the acquisition of ICTI. This compares to L4.5 million which was invested in capital expenditure on tangible fixed assets during the six months ending March 31, 1999 and L0.4 million which was paid to acquire J Dana Associates Inc. during this period. Working capital also increased by a total of L5.6 million between September 30, 1999 and March 31, 2000 as a result of the growth in the business.

     Cash flow from operations before exceptional items increased by 16.8% to L16.7 million in fiscal 1999 compared to L14.3 million in fiscal 1998 and L8.8 million in fiscal 1997. Investment in tangible and intangible fixed assets during fiscal 1999 was L10.6 million. A further L23.7 million of cash was invested in acquisitions during fiscal 1999. During fiscal 1998, L19.0 million was invested in capital expenditure on tangible fixed assets with a further L25.3 million invested during fiscal 1997. Working capital also increased by a total of L5.7 million between September 30, 1996 and September 30, 1999 as a result of the growth in the business.

     These investments and increased working capital requirements were partially funded by net cash inflows from operating activities and from the receipt of L31.9 million of cash (net of expenses) of the placing as part of the initial public offering in 1997 along with increased bank borrowings.

     Galen received L1.1 million of grants from certain government bodies in the six-month period ended March 31, 2000 compared to L0.5 million in the six-month period ended March 31, 1999. Galen received L0.6 million of grants from certain government bodies in fiscal 1999 compared to L1.7 million in fiscal 1998 and L2.0 million in fiscal 1997. Galen has obtained grant assistance for capital expenditure and for research and development. Galen continues to receive assistance for current projects and remains eligible for assistance for future projects.

     At March 31, 2000, Galen held cash of L38.2 million compared to L17.0 million at March 31, 1999 and had total bank borrowings of L27.7 million, an increase of L14.8 million from the level at March 31, 1999 of L12.9 million. In addition, Galen had a maximum possible liability of L10.6 million for contingent consideration relating to the acquisition of ICTI. This gave a net cash position of L10.5 million compared to a net cash position of L4.1 million at March 31, 1999. This includes a U.S. dollar loan of L15.0 million which is being used to finance the development of CTS and ICTI in the United States. It is intended that this loan will be repaid from earnings in the United States.

     At September 30, 1999 Galen held cash of L6.4 million compared to L16.2 million at September 30, 1998 and had total bank borrowings of L28.2 million, an increase of L16.3 million from the level at September 30, 1998 of L12.1 million.

     In addition Galen had U.S. dollar liabilities of L1.8 million in relation to deferred consideration and a maximum potential liability of L10.3 million in respect of contingent consideration relating to the acquisition of ICTI.

     Committed investment at September 30, 1999 was L6.2 million. This will not only allow for the completion of the capital projects, but will also provide for ongoing capital investment to ensure that Galen's facilities are able to accommodate the expansion plans without disruption.

     At March 31, 2000, Galen had undrawn committed bank facilities of L5.2 million from the Bank of Ireland and First Union National Bank.

     At March 31, 2000, Galen's net assets had risen by 79.1% to L112.5 million compared to L62.8 million at March 31, 1999. The increase was as a result of growth in the business.

     At September 30, 1999, Galen's net assets had risen by 21.2% to L68.2 million compared to L56.2 million at September 30, 1998. Net assets had increased by 13.5% the previous year from L49.5 million at September 30, 1997. The increase in both years was as a result of growth in the business.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     The principal market risks (i.e. the risk of loss arising from adverse changes in market rates and prices) to which Galen is exposed are:

     - Interest rates on debt; and

     - Foreign exchange rates.

     The following risk management discussion and the estimated amounts generated form analytical techniques are forward-looking statements of market risk assuming certain market conditions occur. Actual results in the future may differ materially from these projected results due to actual developments in the global financial markets.

INTEREST RATES

     Galen manages debt and overall financing strategies centrally using a combination of short and long term loans with either fixed or variable rates. Currently Galen does not hedge exposure to interest rate fluctuations through the use of derivative instruments.

     Based on variable rate debt levels including higher purchase liabilities at September 30, 1999 of L27.3 million, a one percent change in interest rates would impact net interest expense by approximately L0.3m per annum. Fixed rate bank debt outstanding at September 30, 1999 with a book value of L0.9 million has been excluded from the above interest sensitivity analysis.

FOREIGN EXCHANGE

     Most of the revenues generated and expenses incurred during the six month periods ended March 31, 2000 and 1999 and the fiscal years 1999, 1998 and 1997 were denominated in the functional currency of the country in which they were generated. To the extent that Galen has expanded and continues to expand its operations in the United States revenues and expenses will continue to be generated in the local currency. Galen intends to use foreign currency cash flows to pay similarly denominated expenses to the extent available, although it cannot be certain that it will be able to implement this strategy.

     Galen has no foreign currency option contracts at March 31, 2000. To date Galen has not extensively used foreign currency hedging transactions because its exposure to foreign exchange fluctuations has been limited. Capital investment in the United States has been funded by U.S. dollar borrowings as a hedge against foreign currency movements. Galen intends to use foreign currency hedging more extensively in the future, but cannot give assurances that the use of such instruments will effectively limit its exposure.

     Operating in international markets involves exposure to movements in currency exchange rates that typically affect economic growth, inflation, interest rates, governmental actions and other factors. The sensitivity analysis presented below does not take account of the possibility that rates in the currencies of different countries can move in opposite directions and that gains from one category may or may not be offset by losses from another category.

     Operations outside the United Kingdom generated approximately 14.3% of Galen's profit before interest for the six month period ended March 31, 2000 and 11.0% of Galen's profit before interest for fiscal 1999. The increase was due, in part, to the inclusion of ICTI's results in such period. The change in currency exchange rate which would have the greatest impact on translating Galen's international operating profit is with the U.S. dollar.

     Galen estimates that a 10% adverse change between the British pound and the U.S. dollar would have impacted reported operating results for fiscal 1999 by approximately L0.2 million. The potential exposure has not changed significantly in the six months ended March 31, 2000. As part of the development of our U.S. operations, Galen has borrowed in U.S. dollars to hedge against future revenue streams.

     Galen's total U.S. dollar borrowing at March 31, 2000 was L15.0 million in bank debt with a further L10.6 million in contingent consideration denominated in U.S. dollars. A 10% adverse movement between the British pound and U.S. dollar would increase bank debt by approximately L1.5 million and contingent consideration by L1.1 million, respectively.

     Galen's total U.S. dollar borrowing at September 30, 1999 was L11.2 million in bank debt with a further L1.8 million in deferred consideration and L10.3 million in contingent consideration denominated in U.S. dollars.

INFLATION

     Inflation had no material impact on the group's operations during the six month periods ended March 31, 2000 and 1999 and fiscal 1999, 1998 or 1997.

U.S. GAAP RECONCILIATION

     Galen's consolidated financial statements have been prepared in accordance with U.K. GAAP. U.K. GAAP as applied by Galen differs in certain significant respects from U.S. GAAP. See note 33 to the Galen consolidated financial statements for a reconciliation of Galen's profit and loss and equity shareholders' funds to U.S. GAAP.

     Under U.S. GAAP, Galen's profit for the financial period ended March 31, 2000 and 1999 was L8.2 million and L6.6 million respectively. Galen's profit for the years ended September 30, 1999 and 1998 was L11.7 million and L7.2 million respectively. Galen's U.S. GAAP profit differed from U.K. GAAP profit principally as a result of differences in accounting for business combinations, capitalization of interest, deferred taxation and share compensation expense. See note 33 to the Galen consolidated financial statements for a more detailed description of the differences between Galen's accounting policies under U.K. GAAP and those that would be required under U.S. GAAP.

NEW ACCOUNTING STANDARDS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued FAS 133, "Accounting for Derivative Instruments and Hedging Activities." FAS 133 establishes a new model for accounting for derivatives and hedging activities and supersedes and amends a number of existing standards. FAS 133 is effective for fiscal years beginning after June 15, 1999, but earlier application is permitted as of the beginning of any fiscal quarter subsequent to June 15, 1998. Upon initial application, all derivatives are required to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. In addition, all hedging relationships must be reassessed and documented pursuant to the provisions of FAS 133. Subsequent to the issuance of FAS 133, the FASB issued FAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of FAS 133 to periods beginning after June 15, 2000. Galen is currently evaluating the likely impact of the adoption of FAS 133 on its results of operations and financial position.

     In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements," which summarizes certain of the SEC staff views in applying generally accepted accounting principles to revenue recognition in financial statements. Galen adopted SAB 101 in these financial statements. Such adoption had no impact on Galen's financial statements.

                     OPINION OF CREDIT SUISSE FIRST BOSTON

     Credit Suisse First Boston has acted as financial advisor to Warner Chilcott in connection with the business combination. Warner Chilcott selected Credit Suisse First Boston based on Credit Suisse First Boston's experience, expertise and familiarity with Warner Chilcott and its business. Credit Suisse First Boston is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     In connection with Credit Suisse First Boston's engagement, Warner Chilcott requested that Credit Suisse First Boston evaluate the fairness, from a financial point of view, to the holders of Warner Chilcott ordinary shares, including those represented by Warner Chilcott ADRs, of the consideration to be received by such holders pursuant to the scheme of arrangement. On May 3, 2000, the date on which the Warner Chilcott board approved the transaction agreement, including the scheme, Credit Suisse First Boston rendered to the Warner Chilcott Board of Directors a written opinion to the effect that, as of that date and based on and subject to the matters described in the opinion, the exchange ratio to be offered to the holders of Warner Chilcott ordinary shares and Warner Chilcott ADRs (other than Galen and its affiliates), pursuant to the scheme was fair to such holders from a financial point of view.

     THE FULL TEXT OF CREDIT SUISSE FIRST BOSTON'S WRITTEN OPINION, DATED MAY 3, 2000, TO THE WARNER CHILCOTT BOARD OF DIRECTORS, WHICH SETS FORTH THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX C AND IS INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. HOLDERS OF WARNER CHILCOTT ORDINARY SHARES AND WARNER CHILCOTT ADRS ARE URGED TO READ THIS OPINION CAREFULLY IN ITS ENTIRETY. CREDIT SUISSE FIRST BOSTON'S OPINION IS ADDRESSED TO THE WARNER CHILCOTT BOARD OF DIRECTORS AND RELATES ONLY TO THE FAIRNESS OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW, DOES NOT ADDRESS ANY OTHER ASPECT OF THE PROPOSED SCHEME OR ANY RELATED TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF WARNER CHILCOTT ORDINARY SHARES OR WARNER CHILCOTT ADRS AS TO ANY MATTER RELATING TO THE SCHEME.

     In arriving at its opinion, Credit Suisse First Boston reviewed a draft of the transaction agreement provided to it on May 2, 2000 and publicly available business and financial information relating to Warner Chilcott and Galen. Credit Suisse First Boston also reviewed other information relating to Warner Chilcott and Galen, including financial forecasts, that Warner Chilcott and Galen provided to or discussed with Credit Suisse First Boston, and met with the managements of Warner Chilcott and Galen to discuss the businesses and prospects of Warner Chilcott and Galen.

     Credit Suisse First Boston also considered financial and stock market data of Warner Chilcott and Galen and compared those data with similar data for other publicly held companies in businesses similar to Warner Chilcott and Galen, and considered, to the extent publicly available, the financial terms of other business combinations and other transactions recently effected. Credit Suisse First Boston also considered other information, financial studies, analyses and investigations and financial, economic and market criteria which Credit Suisse First Boston deemed relevant.

     In connection with its review, Credit Suisse First Boston did not assume any responsibility for independent verification of any of the information provided to or otherwise reviewed by it and relied on that information being complete and accurate in all material respects. With respect to the financial forecasts, Credit Suisse First Boston assumed that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of Warner Chilcott and Galen as to the future financial performance of Warner Chilcott and Galen. Credit Suisse First Boston also assumed, with Warner Chilcott's consent, that the scheme of arrangement would be treated as a tax-free reorganization for federal income tax purposes.

     Credit Suisse First Boston was not requested to, and did not, make an independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of Warner Chilcott or Galen, and was not furnished with any evaluations or appraisals. Credit Suisse First Boston's opinion was necessarily based on information available to it, and financial, economic, market and other conditions as they existed and could be evaluated, on the date of its opinion. Credit Suisse First Boston did not express any opinion as to the actual value of the Galen ordinary shares or Galen ADRs when issued pursuant to the scheme or the prices at which the Galen ordinary shares or Galen ADRs will trade or otherwise be transferable after the business combination. In connection with its engagement, Credit Suisse First Boston was not requested to, and did not, solicit third party indications of interest in acquiring all or any part of Warner Chilcott. Although Credit Suisse First Boston evaluated the exchange ratio from a financial point of view, Credit Suisse First Boston was not requested to, and did not, recommend the specific consideration payable pursuant to the scheme, which consideration was determined between Warner Chilcott and Galen. No other limitations were imposed on Credit Suisse First Boston with respect to the investigations made or procedures followed by Credit Suisse First Boston in rendering its opinion.

     In preparing its opinion to the Warner Chilcott Board of Directors, as to the fairness, from a financial point of view, of the exchange ratio to be offered to the holders of Warner Chilcott ordinary shares, including those represented by Warner Chilcott ADRs, Credit Suisse First Boston performed a variety of financial and comparative analyses, including those described below. The summary of Credit Suisse First Boston's analyses described below is not a complete description of the analyses underlying its opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, Credit Suisse First Boston made qualitative judgments as to the significance and relevance of each analysis and factors considered by it. Accordingly, Credit Suisse First Boston believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

     In its analyses, Credit Suisse First Boston considered industry performance, regulatory, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Warner Chilcott and Galen. No company, transaction or business used in Credit Suisse First Boston's analyses as a comparison is identical to Warner Chilcott or Galen or the proposed business combination, nor is an evaluation of the results of those analyses entirely mathematical; rather the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions being analyzed.

     The estimates contained in Credit Suisse First Boston's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Credit Suisse First Boston's analyses and estimates are inherently subject to substantial uncertainty.

     Credit Suisse First Boston's opinion and financial analyses were only one of many factors considered by the Warner Chilcott Board of Directors in its evaluation of the proposed business combination and should not be viewed as determinative of the views of the Warner Chilcott Board of Directors or management of Warner Chilcott with respect to the exchange ratio or the proposed business combination.

     The following is a summary of the material analyses underlying Credit Suisse First Boston's opinion dated May 3, 2000 delivered to the Warner Chilcott Board of Directors. In connection with its opinion, Credit Suisse First Boston, among other things, performed the following analyses with respect to Warner Chilcott and Galen and derived an implied exchange ratio reference range from such analyses.

WARNER CHILCOTT FINANCIAL ANALYSES

     Discounted Cash Flow Analyses. Credit Suisse First Boston performed discounted cash flow analyses on Warner Chilcott in order to estimate the present value of the unlevered after-tax free cash flows of Warner Chilcott for the period from July 1, 2000 through 2005, based upon projected financial information provided to

Credit Suisse First Boston by the management of Warner Chilcott. Ranges of terminal values for the discounted cash flow analysis were estimated using multiples of terminal year 2005 earnings before interest, taxes, depreciation and amortization, commonly known as EBITDA, of 8.0x to 10.0x. Credit Suisse First Boston then discounted to present value the free cash flow streams and terminal values using discount rates of 11.0% to 13.0%. The discount rate range was selected based on a weighted average cost of capital analysis.

     Credit Suisse First Boston also derived terminal values for the discounted cash flow analysis using perpetuity cash flow growth rates ranging from 1% to 4%. Credit Suisse First Boston then discounted to present value the free cash flow streams and terminal values using discount rates of 11.0% to 13.0%.

     Based on the discounted cash flow analyses Credit Suisse First Boston developed an enterprise value reference range of $350 million to $440 million for Warner Chilcott, or an equity value reference range of $13.30 to $19.61 per Warner Chilcott ordinary share or Warner Chilcott ADR.

     Based on the foregoing analysis and the discounted cash flow analysis of Galen described below, Credit Suisse First Boston developed an implied exchange ratio reference range of 1.453x to 1.704x, as compared to the exchange ratio in the proposed business combination of 2.500x.

     Selected Companies Analysis. Credit Suisse First Boston compared financial, operating and stock market data for Warner Chilcott with corresponding data of the following selected companies placing emphasis on companies identified as in the process of transforming from marketing low-margin generic pharmaceuticals to marketing branded products obtained either through acquisition or internal development:

TRANSFORMING GENERICS COMPANIES                   ESTABLISHED GROWTH COMPANIES
-------------------------------                   ----------------------------
- K-V Pharmaceutical Company                      - King Pharmaceuticals, Inc.
- Barr Laboratories, Inc.                         - Jones Pharma Incorporated
- Watson Pharmaceuticals, Inc.                    - Medicis Pharmaceuticals Corporation
                                                  - Shire Pharmaceuticals plc

     Credit Suisse First Boston reviewed enterprise values, calculated as equity market value, plus total debt, preferred stock and minority interests, less cash and cash equivalents, of the selected companies as multiples of the last 12 months revenue, estimated EBITDA for 2000 and 2001, and estimated earnings before interest and taxes, commonly known as EBIT, for 2000 and 2001. Credit Suisse First Boston also reviewed equity values of the selected companies as multiples of estimated 2000 and 2001 earnings per share. Credit Suisse First Boston then applied a range of selected multiples derived from the selected companies to the corresponding financial data of Warner Chilcott. All multiples were based on closing stock prices on May 2, 2000. Estimated financial data for the selected companies were based on publicly available research analysts' estimates and estimated financial data for Warner Chilcott were based on internal estimates of Warner Chilcott management.

     Based on the selected companies analysis, Credit Suisse First Boston developed an enterprise value reference range of $350 million to $420 million for Warner Chilcott, or an equity value reference range of $13.30 to $18.21 per Warner Chilcott ordinary share or Warner Chilcott ADR.

     Based on the foregoing analysis and the selected companies analysis of Galen described below, Credit Suisse First Boston developed an implied exchange ratio reference range of 1.832x to 1.849x, as compared to the exchange ratio in the proposed business combination of 2.500x.

     Selected Mergers and Acquisitions Analysis. Using publicly available information, Credit Suisse First Boston analyzed the purchase prices and implied transaction multiples paid or proposed to be paid in the following selected merger and acquisition transactions involving pharmaceutical companies with a sales and marketing focus and pharmaceutical companies with a research and development focus.

SELECTED SALES AND MARKETING COMPANY TRANSACTIONS

  Acquiror

     - Celltech Chiroscience
     - Teva Pharmaceuticals
     - Watson Pharmaceuticals, Inc.
     - Amersham International
     - Rhone-Poulenc Rorer, Inc.
     - BASF AG

  Target

     - Medeva plc
     - Copley Pharmaceutical, Inc.
     - Royce Laboratories
     - Sorin Diagnostics SpA
     - Fisons plc
     - Boots Pharmaceuticals

SELECTED RESEARCH AND DEVELOPMENT COMPANY TRANSACTIONS

  Acquiror

     - King Pharmaceuticals, Inc.
     - Shire Pharmaceuticals Group, plc
     - Abbot Labs
     - Shering AG
     - Teva Pharmaceuticals
     - Sandoz AG

  Target

     - Medco Research
     - Roberts Pharmaceuticals
     - Alza
     - Leiras
     - Biocraft Laboratories
     - Roferm SpA

     Credit Suisse First Boston reviewed enterprise purchase price transaction values, calculated as the amount paid in the transaction for the equity of the target company, plus total debt, preferred stock and minority interests, less cash and cash equivalents, of the selected transactions as multiples of latest 12 months revenue and EBITDA. Credit Suisse First Boston also reviewed the equity purchase price of the selected transactions as multiples of latest 12 months net income. Credit Suisse First Boston then applied a range of selected multiples derived from the selected transactions to corresponding financial data of Warner Chilcott. All multiples for the selected transactions were based on financial information available at the time of the announcement of the relevant transaction.

     Based on the selected mergers and acquisitions analysis, Credit Suisse First Boston developed an enterprise value reference range of $450 million to $500 million for Warner Chilcott, or an equity value reference range of $20.31 to $23.82 per Warner Chilcott ordinary share or Warner Chilcott ADR.

  GALEN FINANCIAL ANALYSES

     Discounted Cash Flow Analyses. Credit Suisse First Boston performed discounted cash flow analyses on Galen in order to estimate the present value of the unlevered after-tax free cash flows of Galen for the period from July 1, 2000 through 2004, based on publicly available analysts estimates of Galen's future financial performance. Ranges of terminal values for the discounted cash flow analysis were estimated using multiples of terminal year 2004, EBITDA, of 17.0x to 20.0x. Credit Suisse First Boston then discounted to present value the free cash flow streams and terminal values using discount rates of 8.0% to 10.0%. The discount rate range was selected based on a weighted average cost of capital analysis.

     Credit Suisse First Boston also derived terminal values for the discounted cash flow analysis using perpetuity cash flow growth rates ranging from 2% to 4%. Credit Suisse First Boston then discounted to present value the free cash flow streams and terminal values using discounted rates of 8.0% to 10.0%.

     Based on the discounted cash flow analyses Credit Suisse First Boston developed an enterprise value reference range of $1,200 million to $1,500 million for Galen, or an equity value reference range of $9.15 to $11.51 per Galen ordinary share.

     Selected Companies Analysis. Credit Suisse First Boston compared financial, operating and stock market data for Galen with corresponding data of the following selected U.K. and U.S. specialty pharmaceutical companies:

U.K. SPECIALTY PHARMACEUTICAL COMPANIES

- Bioglan Pharmaceuticals Limited
- Goldshield Group
- Shire Pharmaceuticals plc
- Celltech Group, plc

U.S. SPECIALTY PHARMACEUTICAL COMPANIES

- King Pharmaceutical, Inc.
- Jones Pharma Incorporated
- Medicia Pharmaceuticals Corporation

Credit Suisse First Boston reviewed enterprise values of the selected companies as multiples of the latest 12 months revenue, estimated EBITDA for 2000 and 2001, and estimated EBIT for 2000 and 2001. Credit Suisse First Boston also reviewed equity values of the selected companies as multiples of estimated 2000 and 2001 earnings per share. Credit Suisse First Boston then applied a range of selected multiples derived from the selected companies to Galen's latest twelve months revenue, estimated 2000 and 2001 EBITDA, and 2000 and 2001 net income. All multiples were based on closing stock prices on May 2, 2000. Estimated financial data for the selected companies and Galen were based on publicly available research analysts' estimates.

     Based on the selected companies analysis, Credit Suisse First Boston developed an enterprise value reference range of $950 million to $1,300 million for Galen, or an equity value reference range of $7.19 to $9.94 per Galen ordinary share.

HISTORICAL EXCHANGE RATIO ANALYSIS

     Credit Suisse First Boston performed an exchange ratio analysis comparing the average daily closing prices for Warner Chilcott ADSs and Galen ordinary shares over various time periods leading up to May 2, 2000, and the exchange ratio in the proposed business combination. This comparison yielded an implied exchange ratio reference range of 1.096x to 1.744x and an implied premium reference range of 43.3% to 128.1%, as indicated in the following table:

                                                                         IMPLIED PREMIUM AT
PERIOD                                       IMPLIED EXCHANGE RATIO    PROPOSED EXCHANGE RATIO
----------------------------------------------------------------------------------------------
May 2, 2000................................          1.744x                      43.3%
Preceding 5 trading days...................          1.687x                      48.2%
Preceding 10 trading days..................          1.603x                      56.0%
Preceding 15 trading days..................          1.503x                      66.3%
Preceding 30 trading days..................          1.458x                      71.5%
Preceding 90 trading days..................          1.348x                      85.5%
One year preceding.........................          1.096x                     128.1%

  AGGREGATE REFERENCE RANGE

     Based on the valuation methodologies described above, Credit Suisse First Boston derived an aggregate implied exchange ratio reference range of 2.008x to 2.222x, as compared to the exchange ratio in the proposed business combination of 2.500x.

MERGER CONSEQUENCES ANALYSIS

     Credit Suisse First Boston analyzed the potential pro forma effect of the business combination on the reported earnings per share and cash earnings per share of Galen in calendar years 2000 and 2001, based on internal estimates of the management of Warner Chilcott and publicly available analyst's estimates for Galen. This analysis indicated that the business combination would be accretive to the cash earnings per share of Galen, and dilutive to the reported earnings per share of Galen in calendar years 2000 and 2001. The actual results achieved by the combined company may vary from projected results and the variations may be material.

OTHER FACTORS

     In the course of preparing its opinion, Credit Suisse First Boston considered other information and data, including the historical trading characteristics of Warner Chilcott ADRs and Galen ordinary shares over the twelve months ended May 2, 2000.

  MISCELLANEOUS

     Pursuant to the terms of Credit Suisse First Boston's engagement, Warner Chilcott has agreed to pay Credit Suisse First Boston an opinion fee of $500,000 payable upon delivery of its fairness opinion and a transaction fee for its financial advisory services payable upon completion of the business combination equal to the greater of 1.0% of the equity consideration payable in connection with the business combination and $3.75 million. The opinion fee will be creditable against the transaction fee. Assuming the business combination was
completed on                , 2000, the aggregate amount payable to Credit
Suisse First Boston in connection with its services as financial advisor would
have been approximately        million. Warner Chilcott also has agreed to
reimburse Credit Suisse First Boston for all of its out-of-pocket expenses, including the fees and expenses for legal counsel and any other advisor retained by Credit Suisse First Boston, and to indemnify Credit Suisse First Boston and related persons and entities against liabilities, including liabilities under the federal securities laws, arising out of Credit Suisse First Boston's engagement.

     Credit Suisse First Boston and its affiliates have in the past provided financial services to Warner Chilcott unrelated to the proposed business combination, for which services Credit Suisse First Boston and its affiliates have received compensation. In the ordinary course of business, Credit Suisse First Boston and its affiliates may actively trade the debt and equity securities of both Warner Chilcott and Galen for their own accounts and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.

                    INTERESTS OF WARNER CHILCOTT'S EXECUTIVE
                   OFFICERS AND DIRECTORS IN THE TRANSACTION

     In considering the recommendation of the board of directors with respect to the scheme, shareholders of Warner Chilcott should be aware that some executive officers and directors of Warner Chilcott have interests in the transaction that may be substantial or in addition to the interests of shareholders of Warner Chilcott generally. As noted below, Roger Boissonneault and Paul Herendeen, each an executive officer of Warner Chilcott, have entered into employment agreements with Warner Chilcott, Inc. conditional upon completion of the transaction under which they will receive, among other things, options to purchase ordinary shares of Galen. James Andress, an executive officer of Warner Chilcott, has entered into a separation agreement conditional upon completion of the transaction. Accordingly, the interests of these officers, each of whom owns ADSs, differ or may differ from those of other persons owning ordinary shares or ADSs, and these officers have therefore agreed to instruct the depositary not to exercise the voting rights attaching to the ordinary shares represented by the ADSs owned by them and have agreed to be bound by the scheme in respect of those shares. The disinterested directors of the board and the board of directors were aware of these interests and considered them, among other factors, in approving the transaction agreement and the scheme. The interests are summarized below.

GALEN'S ARRANGEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS OF WARNER CHILCOTT

  Separation Agreement

     James Andress, who currently serves as President and Chief Executive Officer, as well as a director, of Warner Chilcott has decided that upon completion of the transaction, he will retire from employment with Warner Chilcott. Mr. Andress and Warner Chilcott are currently parties to an employment agreement dated August 1, 1999, which according to its terms will expire on December 31, 2002, unless extended.

     Under a Separation Agreement and Mutual Release between Warner Chilcott and Mr. Andress, Mr. Andress is entitled to receive $350,000 as a severance payment, representing his current annual base salary. Mr. Andress is also entitled under the terms of this agreement to receive an aggregate amount which is expected to be approximately $675,000 in consideration for his release of any actual or potential claims against Warner Chilcott, as well as for an extension of non-compete covenants contained in his current employment agreement and for amounts payable under the terms of a consultancy agreement to be entered into between Mr. Andress and Galen prior to the effective date of the transaction. Mr. Andress will be entitled to continue his participation in Warner Chilcott's health plan, at Warner Chilcott's expense, for a period of up to eighteen months or until he becomes entitled to Medicare, whichever is sooner. In the event that any of the payments made to Mr. Andress are determined to be subject to an excise tax under the Internal Revenue Code, Warner Chilcott has agreed to reimburse Mr. Andress for the amount of this excise tax. In addition Mr. Andress is entitled to receive options over 375,000 Galen ordinary shares in consideration of waiving his right to receive options to purchase 150,000 ordinary shares in Warner Chilcott.

  Board of Directors of Galen

     Galen's Board of Directors currently consists of seven directors. Under their new employment agreements, Messrs. Boissonneault and Herendeen will each serve as a director of Galen, subject to Galen shareholder approval following completion of the transaction.

  Management Positions in Galen to be Filled by Current Executives and Directors of Warner Chilcott Upon Completion of the Transaction

     Roger M. Boissonneault and Paul Herendeen have each entered into an Employment Agreement as of May 4, 2000. Each employment agreement will be effective upon the completion of the transaction and shall continue until terminated. Roger M. Boissonneault will serve as Chief Executive Officer of Galen. Paul Herendeen will serve as Executive Vice President and Director of Business Development of Galen.

     The new employment agreements executed by Messrs. Boissonneault and Herendeen are similar in many material respects to their existing employment agreements with Warner Chilcott dated August 1, 1999. Their base salaries remain unchanged from the current amounts paid to them by Warner Chilcott: Mr. Boissonneault will continue to receive $285,000 per year and Mr. Herendeen will continue to receive $270,000 per year. In addition, the new employment agreements have not changed either executive's cash bonus eligibility amounts: both will continue to be eligible to receive an annual cash bonus in a target amount equal to 50% of their base salary. Similarly, Messrs. Boissonneault and Herendeen will continue to be entitled to participate on a basis comparable to other key executives in any benefit plan, incentive compensation plan or program for which key executives are or will become eligible. There are certain terms of their new employment agreements which differ from their current ones. Under the new employment agreements, both executives would receive twelve months severance in the event of a termination without cause, instead of the eighteen months provided for in their current employment agreements. In the event of a change in control, both would receive eighteen months severance.

     In consideration for Messrs. Boissonneault's and Herendeen's forfeiture of potential Warner Chilcott options, and other covenants and obligations contained in their current employment agreements, including the right to terminate their employment with Warner Chilcott and receive eighteen months base salary and benefits 60 days after close of the transaction, Messrs. Boissonneault and Herendeen will each receive a signing bonus and, provided that each of them are still employed within the Galen group of companies upon the first anniversary of the completion of the transaction, a retention bonus. The aggregate value of these bonuses is expected to be approximately $450,000 for each of Messrs. Boissonneault and Herendeen. In addition, each of Messrs. Boissonneault and Herendeen will be granted new options over 250,000 shares in Galen, in consideration of waving their rights to receive options to purchase 100,000 ordinary shares in Warner Chilcott.

     Each of Messrs. Boissonneault's and Herendeen's employment agreements contains non-competition and non-solicitation provisions.

OWNERSHIP OF ORDINARY SHARES; SHARE OPTIONS

     As of May 19, 2000, directors and executive officers of Warner Chilcott owned an aggregate of 2,058,615 Warner Chilcott ordinary shares, including options and warrants to purchase 1,353,831 Warner Chilcott ordinary shares exercisable within 60 days.

     The following table sets forth information, as of May 19, 2000, regarding beneficial ownership of Warner Chilcott ordinary shares, as well as the estimated beneficial ownership of Galen ordinary shares following completion of the transaction (based on beneficial ownership as of May 19, 2000, by each current Warner Chilcott Director and named executive officer, and by all directors and executive officers of Warner Chilcott as a group.

                                                             PERCENT OF
                                                            OUTSTANDING                                PERCENT OF
                                         NUMBER OF        WARNER CHILCOTT          NUMBER OF           OUTSTANDING
                                      WARNER CHILCOTT     ORDINARY SHARES        GALEN ORDINARY      GALEN ORDINARY
                                      ORDINARY SHARES          BEFORE             SHARES AFTER        SHARES AFTER
                                        BEFORE THE         COMPLETION OF         COMPLETION OF        COMPLETION OF
BENEFICIAL OWNER                      TRANSACTION(21)    THE TRANSACTION(1)    THE TRANSACTION(2)    THE TRANSACTION
----------------                      ---------------    ------------------    ------------------    ---------------
5% SHAREHOLDERS
Elan Corporation, plc...............     2,631,290(3)          20.87%(3)           6,578,225               4.16%
  Lincoln House, Lincoln Place
  Dublin 2, Ireland
William H. Gates III................     1,518,039(4)          12.21%(4)           3,795,098               2.40%
  2365 Carillon Point
  Kirkland, WA 98033
Warner-Lambert Company..............     1,130,158(5)           8.35%(5)           2,825,395               1.75%
  201 Tabor Road
  Morris Plains, NJ 07950

                                                      PERCENT OF
                                                     OUTSTANDING                                PERCENT OF
                                  NUMBER OF        WARNER CHILCOTT          NUMBER OF           OUTSTANDING
                               WARNER CHILCOTT     ORDINARY SHARES        GALEN ORDINARY      GALEN ORDINARY
                               ORDINARY SHARES          BEFORE             SHARES AFTER        SHARES AFTER
                                 BEFORE THE         COMPLETION OF         COMPLETION OF        COMPLETION OF
BENEFICIAL OWNER               TRANSACTION(21)    THE TRANSACTION(1)    THE TRANSACTION(2)    THE TRANSACTION
----------------               ---------------    ------------------    ------------------    ---------------
Wellington Management Company                                %                                          %
  LLP........................       955,100              7.70               2,387,750               1.50
  75 State Street
  Boston, MA 02109
Halisol S.A.(6) .............       801,343              6.45%              2,003,358               1.27%
  112 Avenue Kleber
  75116 Paris
  France
Kopp Investment Advisors,                                    %                                          %
  Inc. ......................       650,600              5.25               1,626,500               1.03
  7701 France Avenue South
  Suite 500
  Edina, MN 55435
DIRECTORS
James G. Andress(8)..........       645,000(7)           4.99%(7)           1,531,250(22)              *%(22)
Roger M. Boissonneault(9)....       302,938(7)           2.41%(7)             698,750(22)              *%(22)
Paul S. Herendeen(10)........       266,875(7)           2.13%(7)             606,250(22)              *%(22)
James H. Bloem(11)...........         6,875                 *                  50,000                  *%
Harold H. Chefitz(12)........        24,181                 *                  87,795                  *%
Bruce L. Downey(13)..........         7,875                 *                  52,500                  *%
Arthur F. Haney(14)..........        20,000                 *                  75,000                  *%
Thomas G. Lynch(15)..........        73,506                 *                 211,108                  *%
David B. Pinkerton(16)(18)...        16,595                 *                  68,830                  *%
Didier Voydeville(17)........         2,500                 *                  37,500                  *%
NON-DIRECTOR NAMED EXECUTIVE
  OFFICERS
Norma A. Enders(19)..........       110,313(7)              *(7)              200,000(22)              *%(22)
Beth P. Hecht(20)............        94,251(7)              *(7)              238,753(22)              *%(22)

---------------
  *  less than 1%.

 (1) Figures are based upon 12,400,461 shares outstanding as of May 19, 2000. The figures assume exercise by only the shareholder or group named in each row of all warrants and/or options for the purchase of ADRs held by such shareholder or group which are exerciseable within 60 days of May 19, 2000.

 (2) Figures are based on: (a) all outstanding options and warrants vest and become immediately exercisable upon completion of the transaction and (b) the assumption that all Warner Chilcott ordinary shares, options and warrants outstanding as of May 19, 2000, are converted at the per share consideration of 2.5 Galen ordinary shares for every one Warner Chilcott ordinary share outstanding.

 (3) Amount shown represents the aggregate number of: (a) 2,426,768 ADRs, and
     (b) 204,522 ordinary shares subject to warrants which are currently exercisable; both (a) and (b) held by Elan International Services, Ltd.

 (4) Amount shown represents the aggregate number of: (a) 1,484,441 ADRSs, and
     (b) 33,598 ordinary shares subject to warrants which are currently exercisable; both (a) and (b) held by Mr. Gates and Castle Gate, LLC.

 (5) Based on 1,130,158 ordinary shares subject to warrants which are currently exerciseable, held by Warner-Lambert Company.

 (6) Amount shown represents the aggregate number of (a) 773,825 ADRs (b) 15,018 ordinary shares subject to warrants which are currently exercisable and (c) 12,500 options and warrants which are currently exercisable; (a) and (b) held by Halisol, S.A. and its Chairwoman Madam Nicole Bru, who was a director of Warner Chilcott until 1999 and (c) held by Madam Bru personally.

 (7) Amounts shown include ordinary shares held by an entity formed by selected members of senior management, including the named executives. The amount shown for each named shareholder includes the number of shares held by such entity in which such named shareholder has a pecuniary interest. Such ordinary shares were acquired from Elan Corporation as announced on January 8, 1999. The entity, and not the named persons, has the sole power to vote such shares.

 (8) Amount shown includes 512,500 ordinary shares issuable upon exercise of currently exercisable options and warrants.

 (9) Amount shown includes 178,438 ordinary shares issuable upon exercise of currently exercisable options and warrants.

(10) Amount shown includes 144,375 ordinary shares issuable upon exercise of currently exercisable options and warrants.

(11) Amount shown represents 6,875 ordinary shares issuable upon exercise of currently exercisable options.

(12) Amount shown includes 14,181 ordinary shares issuable upon exercise of currently exercisable options and warrants.

(13) Amount shown includes 6,875 ordinary shares issuable upon exercise of currently exercisable options. Excludes (a) 250,000 ADSs; and (b) 62,500 ordinary shares subject to warrants which are currently exercisable, both
     (a) and (b) held by Barr Laboratories of which Mr. Downey serves as Chairman, Chief Executive Officer and President. Mr. Downey disclaims beneficial ownership of ADSs and shares in (a) and (b).

(14) Amount shown represents 20,000 ordinary shares issuable upon exercise of currently exercisable options.

(15) Amount shown includes 14,675 ordinary shares issuable upon exercise of currently exercisable warrants and options. Excludes 2,631,290 ordinary shares, including warrants, owned by Elan (see footnote 2 above). Mr. Lynch, who serves as a director of Warner Chilcott is Executive Vice President and Chief Financial Officer of Elan. Accordingly, Mr. Lynch may be deemed to share voting and dispositive power as to the shares held by Elan. Mr. Lynch disclaims beneficial ownership of such shares.

(16) Amount shown includes 14,133 ordinary shares issuable upon exercise of currently exercisable options and warrants.

(17) Amount shown includes 2,500 ordinary shares issuable upon exercise of currently exercisable options.

(18) Excludes (a) 496,120 ADSs; and (b) 7,056 ordinary shares subject to warrants which are currently exercisable: both (a) and (b) held by National Union Fire Insurance Company of Pittsburgh of which Mr. Pinkerton serves as Vice President. Mr. Pinkerton disclaims beneficial ownership of these shares.

(19) Amount shown includes 65,313 ordinary shares issuable upon exercise of currently exercisable options.

(20) Amount shown includes 63,750 ordinary shares issuable upon exercise of currently exercisable options.

(21) The following table shows the interests of each director and officer named in the table above in the equity share capital of Warner Chilcott in the form of options granted under the Warner Chilcott, plc Incentive Share Option Scheme adopted in April 1997. The Incentive Share Option Scheme, as amended, provides for the grant of options to officers, directors, employees, consultants and members of Warner Chilcott's medical advisory board. The option price is the fair market value at the date of grant. All options are granted for no consideration. Unless otherwise stated below, options vest quarterly over four years on a calendar quarter basis and expire on the earlier of ten years from the date of grant or after a specified period following the participant's separation from Warner Chilcott. All options become fully vested if Warner Chilcott undergoes a change in control. The proposed transaction with Galen would constitute a change in control.

                                                    NUMBER OF
                                                 WARNER CHILCOTT
     DIRECTORS                                   ORDINARY SHARES    EXERCISE PRICE    DATE OF GRANT
     ---------                                   ---------------    --------------    -------------
     James G. Andress..........................      50,000            $  9.77          1/23/1998
                                                     50,000            $ 8.125          2/10/1999

     Roger M. Boissoneault.....................      25,000            $  9.77          1/23/1998
                                                     40,000            $ 8.125          2/10/1999
                                                     60,000            $7.0625          8/13/1999

     Paul S. Herendeen.........................      30,000            $ 8.125          2/10/1999

     James H. Bloem............................      10,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     Harold H. Chefitz.........................       5,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     Bruce L. Downey...........................      10,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     Arthus F. Haney, M.D......................      20,000(a)         $ 8.125          6/30/1999
                                                     10,000            $ 20.00          5/16/2000

     Thomas G. Lynch...........................       5,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     David B. Pinkerton........................       5,000            $  9.77          1/23/1998
                                                      5,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

     Didier Voydeville.........................      10,000            $ 7.875           6/3/1999
                                                      5,000            $ 20.00          5/16/2000

                                                    NUMBER OF
     NON-DIRECTOR NAMED                          WARNER CHILCOTT
     EXECUTIVE OFFICERS                          ORDINARY SHARES    EXERCISE PRICE    DATE OF GRANT
     ------------------                          ---------------    --------------    -------------
     Norma A. Enders...........................      35,000             $   20.00(b)     4/3/1997
                                                     10,000             $    9.77       1/23/1998
                                                     15,000             $    8.125      2/10/1999
                                                     20,000             $   15.50(a)    2/28/2000
     Beth P. Hecht.............................      75,000             $    6.75(c)   12/31/1998
                                                     20,000             $   15.50(a)    2/28/2000

---------------
     (a) Options are currently fully exercisable.

     (b) Options vest quarterly over four years beginning July 1, 1996.

     (c) One-third of the options vested at the time of grant and the remaining options vest quarterly over four years beginning January 1, 1999.

     The following table shows the interests of each director and officer named in the table above in the equity share capital of Warner Chilcott in the form of compensatory warrants granted. Warrants granted with a vesting provision become fully exercisable if Warner Chilcott undergoes a change of control. The proposed transaction with Galen would constitute a change in control.

                                                    NUMBER OF
                                                 WARNER CHILCOTT
     DIRECTORS                                   ORDINARY SHARES    EXERCISE PRICE    DATE OF GRANT
     ---------                                   ---------------    --------------    -------------
     James G. Andress..........................      100,000            $ 1.00(a)       3/31/1997
                                                     400,000            $20.00(a)       3/31/1997
     Roger M. Boissoneault.....................       30,000            $ 1.00(a)       3/31/1997
                                                     120,000            $20.00(a)       3/31/1997
     Paul S. Herendeen.........................       10,000            $20.00(b)       6/28/1996
                                                     200,000            $ 9.77(c)        2/3/1998
     Thomas G. Lynch...........................       10,000            $20.00(b)       6/28/1996
     Harold N. Chefitz.........................       10,000            $20.00(b)       6/28/1996
     David B. Pinkerton........................       10,000            $20.00(b)       6/28/1996

---------------
     (a) Warrants vest quarterly over four years beginning on October 1, 1996.

     (b) Warrants were fully vested at the time of grant.

     (c) Warrants vest quarterly over four years beginning on January 1, 1998.

(22) Amounts shown do not include the conversion of ordinary shares of Warner Chilcott, formed by selected members of senior management, including the named executives (the amounts of which are included in the calculation of beneficial ownership of ordinary shares of Warner Chilcott for the following individuals: James G. Andress, Roger M. Boissonneault, Paul S. Herendeen, Norma A. Enders and Beth P. Hecht).

INDEMNIFICATION; DIRECTOR'S AND OFFICER'S INSURANCE

     Galen is obligated, for at least six years after the completion of the transaction, to maintain in effect Warner Chilcott's current director's and officers's liability insurance (or a substitute policy or policies not less advantageous to the beneficiaries of the current policies) covering acts and omissions occurring prior to the completion of the transaction. Galen is also obligated to extend for a period of not less than six years from the date of the completion of the transaction, all rights to indemnification now existing in favor of any director of Warner Chilcott or its subsidiaries (including but not limited to Warner Chilcott, Inc.) as provided in their respective charters or by-laws or, in an agreement between an indemnified party and Warner Chilcott or one of its subsidiaries (including, but not limited to, Warner Chilcott, Inc.).

                    THE TRANSACTION AGREEMENT AND THE SCHEME

     The following is a summary of the material terms of the transaction agreement and the scheme. This summary does not purport to be complete and is qualified in its entirety by the transaction agreement and the scheme, which are attached to this proxy statement as Annex A and Annex B. We have not filed with the commission all exhibits or other agreements referred to in the transaction agreement or the scheme.

GENERAL

     The transaction agreement provides that, following approval by the shareholders of Warner Chilcott and the sanctioning of the scheme and confirmation of the reduction of Warner Chilcott's share capital by the High Court, all of the issued ordinary shares and deferred shares of Warner Chilcott will be canceled and the holders thereof will be allotted a number of ordinary shares of Galen as set out below.

CANCELLATION AND ALLOTMENT OF SHARES

     Upon the scheme becoming effective, the share capital of Warner Chilcott will be reduced by the cancelation of Warner Chilcott's ordinary shares and deferred shares, and the holders of the ordinary shares and deferred shares will be allotted ordinary shares of Galen. In consideration for the cancelation of the ordinary shares and deferred shares, Galen will issue 2.5 shares of Galen to the holders of ordinary shares for each ordinary share outstanding at the effective time of the transaction, and one ordinary share of Galen jointly to the holders of deferred shares.

     No fractional ordinary shares of Galen will be issued to any holder of ordinary shares. The number of ordinary shares to be allocated and issued to the relevant holders will be rounded down to the next whole ordinary share of Galen.

REPRESENTATIONS AND WARRANTIES

     In the transaction agreement, Warner Chilcott makes representations and warranties about itself and its subsidiaries, including the following: (a) due incorporation, valid existence and good standing and certain similar corporate matters; (b) capital structure; (c) the authorization, execution, delivery and enforceability of the transaction agreement and related matters; (d) consents and approvals; (e) documents and financial statements filed with the Commission and the accuracy of information contained therein; (f) information provided for public documents; (g) the absence of certain material adverse changes or events;
(h) possession of necessary permits and compliance with charters and by-laws;
(i) tax matters; (j) litigation; (k) certain agreements relating to employee share plans; (l) employee benefit plans; (m) labor matters; (n) intellectual property; (o) environmental matters; (p) insurance; (q) the Credit Suisse First Boston fairness opinion; (r) finders or brokers fees; (s) real property; (t) material contracts; (u) compliance with laws and (v) Warner Chilcott approvals.

     In the transaction agreement, Galen makes representations and warranties about itself and its subsidiaries, including the following: (a) due incorporation, valid existence and good standing and certain similar corporate matters; (b) capital structure; (c) the authorization, execution, delivery and enforceability of the transaction agreement and related matters; (d) consents and approvals; (e) public documents and the accuracy of the information contained therein; (f) information provided for public documents; (g) the absence of certain material adverse changes or events; (h) possession of necessary permits and compliance with charters and by-laws; (i) tax matters; (j) litigation; (k) certain agreements relating to employee share plans; (l) labor matters; (m) intellectual property; (n) environmental matters; (o) insurance;
(p) Galen shareholder approval; (q) finders or brokers fees; (r) real property;
(s) material contracts; and (t) compliance with laws.

CERTAIN COVENANTS

     Under the transaction agreement, Warner Chilcott and Galen have agreed that from the date of the transaction agreement to the effective time of the transaction, except as set forth in the transaction agreement or as otherwise agreed to in writing by the other party, Warner Chilcott and Galen and their subsidiaries will, among other things:

     - carry on their businesses in the ordinary course;

     - use their reasonable best efforts to preserve intact their business organizations and relationships with third parties and keep available the services of their present officers and employees;

     - not amend their memorandum or articles of association or by-laws; and

     - amend the terms of any outstanding securities;

     - merge with any other entity; and

     - abide by certain customary restrictions on and requirements with respect to, among others: (1) the issuance, pledge or transfer of any shares or assets, (2) the creations of liens, (3) the making of loans, (4) the declaration or payment of dividends, (5) splitting, redeeming or repurchasing shares, (6) substantial transactions and dispositions and
       (7) the incurrence of debt.

     Warner Chilcott, in addition to the above restrictions, has also agreed to abide by certain requirements in relation to (1) capital expenditure, (2) employee benefit plans and other employment arrangements, (3) tax and accounting matters, (4) breach of any warranty, (5) waiver or compromise of claims and proceedings, (6) winding up, dissolution or reorganization, and (7) insurance.

     In addition to the covenants above, the parties have also agreed on the following matters, among others:

ACCESS TO INFORMATION

     Upon reasonable notice and except as may otherwise be required by law, both Warner Chilcott and Galen will provide each other and their respective representatives with full access during normal business hours to their offices and other facilities and to their respective books and records, subject to limited exceptions. Further, both Warner Chilcott and Galen will provide each other and their respective representatives with financial and operating data and other information with respect to the respective businesses of Warner Chilcott and Galen and their subsidiaries as Galen or Warner Chilcott, as the case may be, may reasonably request, subject to limited exceptions.

OTHER ACTIONS

     The transaction agreement provides that both Warner Chilcott and Galen will use their respective reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, as promptly as practicable all things necessary, proper, desirable or advisable to complete the transaction and the other transactions contemplated by the scheme and the transaction agreement. This includes the obtaining of any necessary government or other regulatory consents.

NO SOLICITATION

     Warner Chilcott also agreed to certain restrictions concerning any competing transaction, which is defined in the transaction agreement as any proposal with respect to any recapitalization, merger, consolidation or other business combination involving Warner Chilcott, or acquisition of any capital or any material portion of the assets of Warner Chilcott and its subsidiaries. Specifically, Warner Chilcott agreed, among other things, that during the term of the transaction agreement, or if sooner until the date upon which the transaction agreement is terminated:

     - neither Warner Chilcott nor any of its subsidiaries, directors, officers, employees, agents or representatives, will, directly or indirectly, solicit, initiate or furnish or disclose non-public information in furtherance of any inquiries or make any proposal with respect to any competing transaction, or negotiate or otherwise engage in discussions with any person with respect to any competing transaction, or enter into any agreement, arrangement or understanding requiring Warner Chilcott to abandon, terminate or fail to complete the transaction;

     - neither the board of directors of Warner Chilcott nor any committee of the board of directors will withdraw or modify, or propose publicly to withdraw or modify in a manner adverse to Galen, their recommendation of the transaction and the scheme;

     - neither the board of directors of Warner Chilcott nor any committee of the board of directors will approve or recommend, or propose publicly to approve or recommend, any competing transaction, unless the board of directors, after having been advised, determines in good faith that failure to do so would be likely to result in a breach of its fiduciary duties under applicable law; and

     - to advise Galen immediately of the receipt, directly or indirectly, of any inquiries, discussions, negotiations or proposals relating to a competing transaction provided that Warner Chilcott does not need to provide Galen with the identity of any third party involved in any such competing transaction unless and until the board of directors of Warner Chilcott proposes to withdraw or modify its recommendation of the transaction, or to approve or recommend any competing transaction.

     Warner Chilcott also agreed, together with its subsidiaries, directors, officers, employees, agents and representatives to cease with immediate effect on signing the agreement, all existing activities, discussions and negotiations with any third parties with respect to any competing transaction.

     However, prior to the hearing of the petition for the court's sanction of the scheme, Warner Chilcott may furnish information to, and negotiate or otherwise engage in discussions with, any party who initiates contact with Warner Chilcott regarding a competing transaction provided that the board of directors of Warner Chilcott determines in good faith, after being advised by its outside counsel and independent financial advisor, that failing to consider and cooperate with a third party regarding such a competing transaction would be likely to constitute a breach of their fiduciary duties under applicable law.

     In the event that Warner Chilcott's board of directors receives a proposal for a competing transaction that it determines in good faith is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the proposal and which would, if completed, result in a transaction determined by a majority of the members of the board of directors, in good faith, to be more favorable to Warner Chilcott's shareholders than the transaction and the scheme, referred to as a superior proposal, then the board of directors of Warner Chilcott may, subject to the terms set out below, terminate the transaction agreement.

     Warner Chilcott must notify Galen of any intention to take any action in relation to a superior proposal, together with the material terms and conditions of, and the identity of the person making, any superior proposal. Warner Chilcott has agreed, for a period of five business days following receipt by Galen of any such notice, not to proceed in any way with the superior proposal. During this period Galen may either present to Warner Chilcott a revised proposal, or give notice to Warner Chilcott that it does not intend to revise its current proposal with respect to the transaction. Any revised proposal from Galen must be considered by the board of directors of Warner Chilcott, and if determined by a majority of the members of the board of directors, in good faith after receiving advice from Warner Chilcott's independent financial advisor, to be more favorable to Warner Chilcott's shareholders than the superior proposal, after taking into account all legal, financial, regulatory and other aspects of the proposal, then Warner Chilcott and its subsidiaries, directors, officers, employees, agents and representatives must cease all activities, discussions and negotiations with any party with respect to the superior proposal. If the revised proposal is determined by Warner Chilcott's board of directors to be less favorable than the superior proposal, or if Galen does not make a revised proposal, then Warner Chilcott may terminate the transaction agreement and proceed with the superior proposal.

RELATED MATTERS AFTER THE TRANSACTION

     At the effective time of the transaction, Warner Chilcott will become a wholly owned subsidiary of Galen. Galen will own 100% of the issued share capital of Warner Chilcott. After the effective time of the transaction, all ordinary shares of Warner Chilcott represented by ADSs and evidenced by ADRs will cease to be listed on the Nasdaq National Market. Galen will use its reasonable best efforts to cause the ordinary shares of Galen to be issued as consideration under the transaction to be listed for trading on the Nasdaq National Market at the effective time of the transaction.

STOCK OPTIONS AND EMPLOYEE BENEFITS

     Warner Chilcott and Galen have agreed that they will use their reasonable best efforts to implement arrangements whereby the outstanding Warner Chilcott options and warrants will be modified to become options and warrants to acquire the number of whole ordinary shares of Galen equal to the number of ordinary shares that were issuable upon exercise of the Warner Chilcott option or warrant immediately prior to the effective time of the transaction multiplied by the per share consideration, rounded down to the nearest whole number of ordinary shares of Galen. The per share exercise price of ordinary shares of Galen issuable upon exercise of these Galen options and warrants will be equal to the exercise price per share at which the Warner Chilcott option or warrant was exercisable immediately prior to the effective time of the transaction divided by the per share consideration, rounded up to the nearest whole cent. After conversion, the substitute options will continue to be subject to the provisions of the existing Warner Chilcott share plans and in accordance with the terms of those plans, the substitute options will become fully vested.

     For a period of one year following the effective time of the transaction, Galen has agreed to provide to the employees of Warner Chilcott and its subsidiaries who become employees of Galen as of the effective time of the transaction broad-based employee benefit plans and arrangements which are in the reasonable opinion of Galen no less favorable, in the aggregate, to those employees than the benefits currently provided by Warner Chilcott and its subsidiaries to those employees.

INDEMNIFICATION

     All rights to indemnification now existing in favor of a director or officer of Warner Chilcott, as in effect on the date of the transaction agreement, with respect to matters occurring through the transaction, shall survive the transaction and continue in full force and effect for a period of six years from the transaction. In addition, under the transaction agreement, for not less than six years after the transaction, Galen has agreed to maintain in effect the current policies of directors' and officers' liability insurance maintained by Warner Chilcott; provided, that (1) Galen may substitute policies containing terms and conditions which are not less advantageous, to such parties and (2) Galen will not be required to pay an annual premium in excess of 300% of the last annual premium paid by Warner Chilcott.

CONDITIONS

     The respective obligations of Galen and Warner Chilcott to complete the transaction is subject to the satisfaction or waiver on or prior to the effective date of the transaction of the following conditions:

     - the absence of any judgment, order, decree, statute, law, ordinance, rule or regulation by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition (1) imposing or seeking to impose material limitations on the ability of Galen to acquire or hold or to exercise full rights of ownership of any ordinary shares of Warner Chilcott; (2) imposing or seeking to impose material limitations on the ability of Galen and its affiliates to combine, operate or control the business and assets of Warner Chilcott; (3) imposing or seeking to impose other material sanctions, damages, or liabilities directly arising out of the transaction on Galen or Warner Chilcott; (4) requiring or seeking to require divestiture by Galen of all or any material portion of the business, assets or property of Warner Chilcott; or (5) preventing the completion of the transaction;

     - the absence of any action or proceeding instituted, proposed or threatened by any governmental entity seeking to prevent completion of the transaction, asserting the illegality of the transaction or the transaction agreement or seeking material damages directly arising out of the transactions contemplated thereby;

     - the expiration or termination of the applicable waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976;

     - to the extent applicable, written clearance from the Irish Minister for Enterprise, Trade and Employment under the Mergers, Takeovers and Monopolies (Control) Act, 1978, as amended;

     - the absence of any action by the Department of Justice or Federal Trade Commission or any foreign or supranational agency or entity charged with enforcement of antitrust laws that are applicable to the transactions contemplated by the transaction agreement;

     - Warner Chilcott and Galen shareholders have approved the transaction, and in the case of Warner Chilcott, also the scheme;

     - the scheme has been approved, and the capital reduction of Warner Chilcott has been confirmed, by the High Court;

     - the Galen American Depositary Shares to be issued under the scheme must be listed for trading on the Nasdaq National Market; and

     - the new ordinary shares of Galen to be issued under the scheme must be admitted to trading to the official list of the London Stock Exchange.

     The obligation of Warner Chilcott to complete the transaction is further subject to the satisfaction or waiver of the following conditions:

     - the representations and warranties of Galen must be true, complete and correct in all material respects both when made on and as of the effective time of the transaction, as if made at and as of such time;

     - Galen must perform or comply with, in all material respects, all its obligations under the transaction agreement;

     - the absence of any change, condition, event or development that would result in a material adverse affect on Galen; and

     - Warner Chilcott must be reasonably satisfied that the transaction will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code;

     - unless prevented by laws or regulations, Messrs. Boissonneault and Herendeen must be appointed to the board of directors of Galen with effect from the effective time of the transaction.

     The obligation of Galen to complete the transaction is further subject to the satisfaction or waiver of the following conditions:

     - the representations and warranties of Warner Chilcott must be true, complete and correct in all material respects both when made and on and as of the effective time of the transaction, as if made at and as of such time;

     - Warner Chilcott must perform or comply with in all material respects all its obligations under the transaction agreement; and

     - the absence of any change, condition, event or development that would result in a material adverse effect on Warner Chilcott.

TERMINATION

     The transaction agreement provides that either Warner Chilcott or Galen may terminate the transaction agreement and abandon the scheme, whether before or after approval of the scheme by Warner Chilcott's shareholders or sanction of the scheme by the High Court, as follows:

     - by mutual written consent;

     - if any court or governmental entity issues, enacts, promulgates or expenses any order, judgment, decree, injunction, ruling or taken any other action prohibiting the transaction, and such order, judgment, decree, injunction, ruling or other action becomes final and nonappealable;

     - if either Warner Chilcott's or Galen's board of directors withdraws or modifies in a manner adverse to Galen or Warner Chilcott, as the case may be, its recommendation of the transaction to its respective shareholders, or publicly discloses its intention to change such recommendation;

     - if either Warner Chilcott or Galen breaches any representation, warranty or covenant contained in the transaction agreement which has a material adverse effect;

     - if either Warner Chilcott or Galen fail to obtain their requisite shareholder approval by October 31, 2000;

     - subject to certain conditions, if Warner Chilcott receives a proposal for a competing transaction that the board of directors of Warner Chilcott considers in good faith to be reasonably capable of being completed and to be a superior proposal;

     - if there occurs a change, condition, event or development that constitutes a material adverse effect on either Warner Chilcott or Galen; and

     - by Warner Chilcott if Credit Suisse First Boston withdraws its fairness opinion.

TERMINATION FEES AND EXPENSES

     If the transaction agreement is terminated

          (1) by Galen if Warner Chilcott's board of directors withdraws or modifies in a manner adverse to Galen its recommendation of the transaction and the scheme,

          (2) by Warner Chilcott if, subject to conditions, it receives a superior proposal,

          (3) by Warner Chilcott if the fairness opinion given to Warner Chilcott by Credit Suisse is withdrawn, or

          (4) by Galen if Warner Chilcott does not, subject to conditions, obtain its shareholder approval of the transaction and the scheme on or prior to October 31, 2000,

then, in each case, Warner Chilcott must reimburse Galen on demand for all reasonable and documented costs and expenses incurred by Galen in connection with the transaction agreement and the transactions contemplated thereby up to a maximum aggregate amount of $4.25 million.

     If the transaction agreement is terminated by either Warner Chilcott or Galen at a time when Galen is entitled to terminate the transaction agreement under paragraphs 1, 2 or 3 above, Warner Chilcott must also pay to Galen a termination fee of $4.25 million in cash, such payment to be made promptly, but in no event later than the fifth business day following any such termination. Provided, however, that the termination fee will be reduced by the aggregate amount of any costs and expenses paid by Warner Chilcott to Galen as described above.

     Notwithstanding any of the foregoing, if the transaction agreement is terminated by Warner Chilcott because

          (1) Galen does not obtain its shareholder approval of the transaction on or prior to October 31, 2000, or

          (2) Galen's board of directors withdraws or modifies in a manner adverse to Warner Chilcott its recommendation of the transaction,

then Galen must reimburse Warner Chilcott on demand for all reasonable and documented costs and expenses incurred by Warner Chilcott in connection with the transaction agreement and the transactions contemplated thereby up to a maximum aggregate amount of $4.25 million.

     In addition, if the transaction agreement is terminated by Warner Chilcott under paragraph 2 above, Galen must also pay to Warner Chilcott a termination fee of $4.25 million as described above.

                                  CHAPTER TWO

                                 FINANCIAL DATA

       SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF WARNER CHILCOTT

     Set forth below is selected consolidated financial data of Warner Chilcott Public Limited Company and its subsidiaries at the dates and for the periods indicated. The selected consolidated statements of operations data for the years ended December 31, 1999 and 1998 and the selected balance sheet data as of December 31, 1999 and 1998 were derived from the historical financial statements of Warner Chilcott Public Limited Company and its subsidiaries that were audited by KPMG LLP and appear elsewhere herein. The selected consolidated statements of operations data for the year ended December 31, 1997 was derived from the historical financial statements of Warner Chilcott Public Limited Company and subsidiaries that were audited by KPMG Chartered Accountants and appear elsewhere herein. The selected consolidated statements of operations data for the years ended December 31, 1996 and 1995 and the selected balance sheet data as of December 31, 1997, 1996 and 1995 were derived from audited historical statements of Warner Chilcott Public Limited Company and subsidiaries that do not appear elsewhere herein. The selected consolidated financial data as of and for the three months ended March 31, 2000 and 1999 are unaudited and, in our opinion, contain all adjustments, consisting only of normal, recurring accruals, which are necessary for a fair statement of the results of those periods. Results for the three months ended March 31, 2000 are not necessarily indicative of results that may be expected for the entire year. The above described financial statements have been prepared in accordance with U.S. GAAP.

     The selected financial data set forth below should be read in conjunction with, and are qualified by reference to, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the audited consolidated financial statements and accompanying notes included elsewhere in this proxy statement.

                                                                                                          THREE MONTHS
                                                                                                              ENDED
                                                     YEARS ENDED DECEMBER 31,                               MARCH 31,
                                 ----------------------------------------------------------------   -------------------------
                                    1995         1996         1997         1998          1999          1999         2000(4)
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
                                                       (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenues(1)....................  $       48   $   62,734   $   75,827   $    64,894   $    74,035   $    21,048   $    26,079
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Costs and expenses
  Cost of goods sold...........          --       53,367       62,863        34,230        27,704         8,449         6,127
  Selling, general and
    administrative.............       1,934       10,373       23,618        41,709        46,409        12,111        12,647
  Depreciation and
    amortization...............          14        3,419        5,458         5,621         5,520         1,412         2,421
  Research and development.....       7,434       10,915        6,526         3,241         3,100           841           469
  One-time charge -- acquired
    in-process research and
    development(2).............          --       16,000           --            --            --            --            --
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Total costs and expenses.......       9,382       94,074       98,465        84,801        82,733        22,813        21,664
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Operating income (loss)........      (9,334)     (31,340)     (22,638)      (19,907)       (8,698)       (1,765)        4,415
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Net interest income
  (expense)....................       1,560       (7,999)      (5,736)         (390)         (747)         (232)       (3,103)
Gain on sale of assets(3)......          --           --           --            --         2,744            --            --
                                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
Income (loss) before
  extraordinary item...........      (7,774)     (39,339)     (28,374)      (20,297)       (6,701)       (1,997)        1,312
Net income (loss)..............  $   (7,774)  $  (39,339)  $  (28,374)  $   (20,297)  $    (6,701)  $    (1,997)  $       581
                                 ==========   ==========   ==========   ===========   ===========   ===========   ===========
Net income (loss) per ordinary
  share -- diluted.............  $    (3.17)  $    (9.62)  $    (3.39)  $     (1.64)  $     (0.54)  $     (0.16)  $      0.05
                                 ==========   ==========   ==========   ===========   ===========   ===========   ===========
Weighted average ordinary
  shares outstanding --
  diluted......................   2,454,710    4,807,210    8,359,623    12,366,808    12,367,706    12,366,808    12,726,250
                                 ==========   ==========   ==========   ===========   ===========   ===========   ===========

                                                                  AT DECEMBER 31,
                                              -------------------------------------------------------    AT MARCH 31,
                                               1995        1996        1997        1998        1999          2000
                                              -------    --------    --------    --------    --------    ------------
                                                                        (IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents...................  $21,055    $  2,663    $ 52,786    $ 43,133    $ 50,954      $ 36,112
Working capital.............................   20,107      10,498      51,770      58,901      56,465        50,715
Total assets................................   21,575     123,668     171,737     157,017     132,462       311,174
Working capital debt........................       --      18,200      14,511      20,393      12,098            --
Long-term debt..............................       --      53,204       7,902       8,897      10,476       196,370
Shareholders' equity........................  $20,366    $ 28,183    $124,646    $104,943    $ 98,984      $100,177

---------------
(1) The increase in revenue from 1995 to 1996 reflects our acquisition, in March 1996, of the Warner Chilcott division from Warner-Lambert Company.

(2) Represents the writeoff of acquired in-process research and development related to the acquisition of the Warner Chilcott division in 1996.

(3) Represents the gain on the sale of our Vectrin(R) branded minocycline product in September 1999.

(4) Included in net income for the three months ended March 31, 2000 is an extraordinary loss of $731,000 (or $.06 per diluted share) related to the repayment of certain debt.

            SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF GALEN

     The following selected consolidated financial data insofar as it relates to each of the years 1995 through 1999, has been derived from annual financial statements, including the consolidated balance sheets at September 30, 1998 and 1999 and the related consolidated statement of profit and loss for the three years ended September 30, 1999 and notes thereto appearing elsewhere herein. The selected consolidated financial data for the six months ended March 31, 1999 and 2000 are derived from the unaudited financial statements also appearing herein. The financial statements have been prepared in accordance with U.K. GAAP which differs in certain respects from U.S. GAAP. See note 33 to Galen's consolidated financial statements for a summary of the main differences between U.K. GAAP and U.S. GAAP.

     You should read the data set out below in conjunction with "Galen's Management's Discussion and Analysis of Financial Condition and Results of Operations", the pro forma financial information and the audited consolidated financial statements and notes thereto set out on page F-38 and thereafter.

            PROFIT AND LOSS ACCOUNT DATA IN ACCORDANCE WITH UK GAAP

                                                                                                 SIX MONTH PERIODS ENDED
                                                   YEAR ENDED SEPTEMBER 30                              MARCH 31
                                  ----------------------------------------------------------   ---------------------------
                                   1995      1996       1997      1998      1999     1999(1)    1999      2000     2000(1)
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
Turnover
Continuing operations...........  L23,312   L31,068   L 39,252   L48,867   L67,010   $98,692   L31,050   L42,446   $62,514
Discontinued operations(2)......   33,906    43,797         --        --        --        --        --        --        --
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Total turnover..................   57,218    74,865     39,252    48,867    67,010    98,692    31,050    42,446    62,514
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Operating profit
Continuing operations:
Before exceptional item and
  goodwill amortisation.........    3,867     7,493     10,498    14,067    19,361    28,515     9,389    12,044    17,738
Exceptional item(3).............       --        --         --    (2,731)       --        --        --        --        --
Goodwill amortisation...........       --        --         --        --      (671)     (988)       --      (901)   (1,327)
Discontinued operations.........    1,690     1,457         --        --        --        --        --        --        --
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Total operating profit..........    5,557     8,950     10,498    11,336    18,690    27,527     9,389    11,143    16,411
Gain on disposal of intangible
  asset.........................       --        --        750        --        --        --        --        --        --
Investment income...............       --        --        446     1,507       925     1,362       622       747     1,100
Interest payable and similar
  charges.......................     (389)    (440)       (348)     (939)   (1,210)   (1,782)     (565)     (644)     (948)
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Profit before taxation..........    5,168     8,510     11,346    11,904    18,405    27,107     9,446    11,246    16,563
Taxation on profit on ordinary
  activities....................    1,377     2,303      2,948     3,580     4,396     6,475     2,246     2,499     3,681
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Profit after taxation...........    3,791     6,207      8,398     8,324    14,009    20,632     7,200     8,747    12,882
Minority interests..............       --        --         --       (12)      (19)      (28)       13       (39)      (57)
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Profit for the financial
  period........................    3,791     6,207      8,398     8,312    13,990    20,604     7,213     8,708    12,825
Dividends.......................       --     5,522(2)      427    1,535     1,915     2,820       640       910     1,340
                                  -------   -------   --------   -------   -------   -------   -------   -------   -------
Retained profit for the
  period........................  L 3,791   L   685   L  7,971   L 6,777   L12,075   $17,784   L 6,573    L7,798   $11,485
                                  =======   =======   ========   =======   =======   =======   =======   =======   =======
Earnings per share..............      3.8p      6.2p       8.0p      7.1p     12.0p     17.7c      6.2p      7.2p     10.6c
Diluted earnings per share......      3.8p      6.2p       8.0p      7.1p     12.0p     17.7c      6.2p      7.2p     10.6c
Dividend per share..............       --        --        0.3p      1.3p      1.6p      2.4c      0.5p      0.7p      1.0c
                                  =======   =======   ========   =======   =======   =======   =======   =======   =======

---------------
(1) Translated solely for the reader from British pounds into U.S. dollars at the Noon Buying Rate on May 23, 2000 of L1.00 = $1.4728.

(2) Discontinued operations relate to the Connors Chemists retail chemist business in Northern Ireland which was demerged from the Group on August 30, 1996 to allow Galen to focus on its pharmaceutical businesses. The dividend in 1996 was a demerger dividend comprising the net assets of Connors Chemists at the date of demerger.

(3) The exceptional item in 1998 related to the abortive costs of the proposed acquisition of Ferring AB.

            BALANCE SHEET DATA OF GALEN IN ACCORDANCE WITH U.K. GAAP

                                               AS AT SEPTEMBER 30                               AS AT MARCH 31
                           -----------------------------------------------------------   -----------------------------
                            1995      1996      1997      1998       1999     1999(1)     1999       2000     2000(1)
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
                                                                 (IN THOUSANDS)
Fixed assets:
  Intangible assets......  L   326   L   453   L   434   L   401   L 35,337   $ 52,044   L   774   L 34,974   $ 51,510
  Tangible assets........   13,641    15,117    40,835    57,154     65,173     95,987    61,014     73,343    108,019
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
                            13,967    15,570    41,269    57,555    100,510    148,031    61,788    108,317    159,529
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Current assets:
  Stocks.................   10,735     2,901     4,338     4,811      8,829     13,003     5,558     10,781     15,878
  Debtors................    7,729     6,456     9,123    12,402     15,826     23,309    13,412     19,057     28,067
  Cash at bank and in
     hand(2).............      217       138    22,251    16,213      6,351      9,354    17,042     38,237     56,316
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
                            18,681     9,495    35,712    33,426     31,006     45,666    36,012     68,075    100,261
Creditors: amounts
  falling due within one
  year...................   16,095     6,695    10,449    17,317     27,112     39,931    17,416     28,399     41,826
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Net current assets.......    2,586     2,800    25,263    16,109      3,894      5,735    18,596     39,676     58,435
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Total assets less current
  liabilities............   16,553    18,370    66,532    73,664    104,404    153,766    80,384    147,993    217,964
Creditors: amounts
  falling due after more
  than one year..........    2,716     2,767    11,373    10,746     29,981     44,156    10,946     28,700     42,269
Provision for liabilities
  and charges:
  Deferred taxation......      347        --        --        --         --         --        --         --         --
Deferred income..........    2,613     4,041     5,625     6,691      6,270      9,234     6,677      6,762      9,959
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Net assets...............  L10,877   L11,562   L49,534   L56,227   L 68,153   $100,376   L62,761   L112,531   $165,736
                           =======   =======   =======   =======   ========   ========   =======   ========   ========
Capital and reserves:
  Called up share
     capital.............      133       133    12,127    12,127     12,127     17,861    12,127     12,727     18,744
  Share premium
     account.............    1,367     1,367    19,377    19,264     19,264     28,372    19,264     55,031     81,050
  Profit and loss
     account.............    9,377    10,062    18,030    24,824     36,731     54,097    31,371     44,703     65,839
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
Equity shareholders'
  funds..................   10,877    11,562    49,534    56,215     68,122    100,330    62,762    112,461    165,633
Minority
  interests -- equity....       --        --        --        12         31         46        (1)        70        103
                           -------   -------   -------   -------   --------   --------   -------   --------   --------
                           L10,877   L11,562   L49,534   L56,227   L 68,153   $100,376   L62,761   L112,531   $165,736
                           =======   =======   =======   =======   ========   ========   =======   ========   ========

---------------
(1) Translated solely for the reader from British pounds into U.S. dollars at the Noon Buying Rate on May 23, 2000 of L1.00 = $1.4728.

(2) In July 1997 net proceeds of L30.0 million were raised in connection with admission to the Official List of the London Stock Exchange.

            SELECTED CONSOLIDATED FINANCIAL DATA OF GALEN -- US GAAP

                   CONSOLIDATED PROFIT AND LOSS ACCOUNT DATA

                                                            YEAR TO           SIX MONTHS TO
                                                         SEPTEMBER 30           MARCH 31
                                                       -----------------    -----------------
                                                        1998      1999       1999      2000
                                                       ------    -------    ------   --------
                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
Profit.............................................    L7,217    L11,683    L6,592   L  8,193
Basic earnings per share...........................       6.2p      10.0p     5.7p       6.8p
Diluted earnings per share.........................       6.2p      10.0p     5.7p       6.8p
                                                       ======    =======    ======   ========

                        CONSOLIDATED BALANCE SHEET DATA

                                                                                      AS AT
                                                              AS AT SEPTEMBER 30     MARCH 31
                                                              -------------------    --------
                                                               1998        1999        2000
                                                              -------    --------    --------
                                                                      (IN THOUSANDS)
Total assets..............................................    L92,059    L132,755    L177,805
Equity shareholders' funds................................    L54,266    L 64,921    L108,415
                                                              =======    ========    ========

        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma consolidated condensed financial statements reflect the acquisition by Galen of Bartholomew Rhodes Limited and certain of its subsidiaries during the year ended September 30, 1999, the placing made by Galen in November 1999 (the "Galen placing"), the product acquisitions and note issuance completed by Warner Chilcott in February 2000 (the "Warner transactions") and the proposed acquisition by Galen of Warner Chilcott in a transaction to be accounted for as a purchase.

     The unaudited pro forma consolidated profit and loss account is derived from the historical consolidated profit and loss accounts of Galen for the year ended September 30, 1999 and the six-month period ended March 31, 2000 which includes Bartholomew Rhodes from the actual acquisition date of June 4, 1999 combined with the historical unaudited profit and loss account of Bartholomew Rhodes from October 1, 1998 to the date of acquisition and the historical profit and loss accounts of Warner Chilcott for the year ended December 31, 1999 and the six-month period ended March 31, 2000.

     The unaudited pro forma consolidated profit and loss account gives effect to the acquisition of Bartholomew Rhodes, the Galen placing, the Warner transactions and the acquisition of Warner Chilcott as if they had occurred on October 1, 1998.

     The operations of Warner Chilcott for the three months ended December 31, 1999 resulting in turnover and net loss of L10,878,000 ($16,021,118) and L832,000 ($1,225,370) respectively have been included in the pro forma consolidated profit and loss accounts for the year ended September 30, 1999 and for the six-month period ended March 31, 2000.

     The unaudited pro forma condensed balance sheet as at March 31, 2000 is based on the individual balance sheets of Galen and Warner Chilcott appearing elsewhere in this document and presents the combined financial position as at March 31, 2000 as if the acquisition of Warner Chilcott had occurred on March 31, 2000.

     The unaudited pro forma adjustments reflect estimates made by Galen based on available information and certain assumptions that Galen believes to be reasonable. The unaudited pro forma consolidated condensed financial statements is provided for illustrative purposes only and does not purport to represent what Galen's results of operations or financial condition would actually have been, had the various transactions in fact occurred on such date, nor does it purport to project the results of operations or financial condition of Galen for any future period or date.

     The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the audited consolidated financial statements and accompanying notes of Galen, Bartholomew Rhodes and Warner Chilcott which are included elsewhere herein.

            UNAUDITED PRO FORMA CONSOLIDATED PROFIT AND LOSS ACCOUNT
                     FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                                               BARTHOLOMEW
                                                                                 RHODES
                                   GALEN                         GALEN         HISTORICAL       WARNER CHILCOTT
                                 HISTORICAL                    HISTORICAL        US GAAP          HISTORICAL
                                  UK GAAP                       US GAAP          FOR THE            US GAAP
                                    YEAR                          YEAR         PERIOD FROM           YEAR
                                   ENDED                         ENDED        OCT. 1, 1998           ENDED            WARNER
                                 SEPT. 30,       US GAAP       SEPT. 30,       TO JUNE 4,          DEC. 31,          CHILCOTT
                                    1999      ADJUSTMENTS(1)      1999           1999(2)            1999(3)       TRANSACTIONS(4)
                                 ----------   --------------   ----------   -----------------   ---------------   ---------------
                                                                (IN THOUSANDS, EXCEPT SHARE DATA)
Turnover.......................   L 67,010       L    --        L 67,010         L 3,163           L 45,751          L 30,897
Cost of sales..................    (32,558)           --         (32,558)         (2,662)           (17,120)           (1,174)
                                  --------       -------        --------         -------           --------          --------
Gross profit...................     34,452            --          34,452             501             28,631            29,723
Net operating expenses.........    (15,762)         (277)        (16,039)         (2,537)           (34,006)           (7,750)
                                  --------       -------        --------         -------           --------          --------
Operating profit/(loss)........     18,690          (277)         18,413          (2,036)            (5,375)           21,973
Gain/(loss) on fixed asset
 disposals.....................         --            --              --            (430)             1,696                --
Investment income..............        925            --             925              --              1,399              (284)
Interest payable...............     (1,210)          671            (539)           (498)            (1,861)          (14,559)
                                  --------       -------        --------         -------           --------          --------
Profit/(loss) before tax.......     18,405           394          18,799          (2,964)            (4,141)            7,130
Tax............................     (4,396)       (1,680)         (6,076)            369                 --                --
                                  --------       -------        --------         -------           --------          --------
Profit/(loss) after tax........     14,009        (1,286)         12,723          (2,595)            (4,141)            7,130
Minority interests.............        (19)           --             (19)             --                 --                --
                                  --------       -------        --------         -------           --------          --------
Profit/(loss) for the financial
 year before non-recurring
 charges.......................   L 13,990       L(1,286)       L 12,704         L(2,595)          L (4,141)         L  7,130
                                  ========       =======        ========         =======           ========          ========
Basic earnings per share.......       12.0p
Diluted earnings per share.....       12.0p
Shares used in computing basic
 earnings per share
 (thousands)...................    116,329
Shares used in computing
 diluted earnings per share
 (thousands)...................    116,621
                                  ========


                                                                 PRO FORMA      PRO FORMA
                                                                CONSOLIDATED   CONSOLIDATED
                                      GALEN                       US GAAP        US GAAP
                                 ACQUISITION OF                 FOR THE YEAR   FOR THE YEAR
                                 WARNER CHILCOTT                   ENDED          ENDED
                                    PURCHASE         GALEN       SEPT. 30,      SEPT. 30,
                                 ADJUSTMENTS(5)    PLACING(6)       1999         1999(7)
                                 ---------------   ----------   ------------   ------------
                                             (IN THOUSANDS, EXCEPT SHARE DATA)
Turnover.......................      L    --         L  --        L146,821       $216,238(8)
Cost of sales..................           --            --         (53,514)       (78,815)
                                     -------         -----        --------       --------
Gross profit...................           --            --          93,307        137,423
Net operating expenses.........       (6,959)(f)        --         (67,291)       (99,106)
                                     -------         -----        --------       --------
Operating profit/(loss)........       (6,959)           --          26,016         38,317
Gain/(loss) on fixed asset
 disposals.....................           --            --           1,266          1,865
Investment income..............         (726)(g)        --           1,314          1,935
Interest payable...............           --           419         (17,038)       (25,094)
                                     -------         -----        --------       --------
Profit/(loss) before tax.......       (7,685)          419          11,558         17,023
Tax............................          218          (128)         (5,617)        (8,273)
                                     -------         -----        --------       --------
Profit/(loss) after tax........       (7,467)          291           5,941          8,750
Minority interests.............           --            --             (19)           (28)
                                     -------         -----        --------       --------
Profit/(loss) for the financial
 year before non-recurring
 charges.......................      L(7,467)        L 291        L  5,922       $  8,722
                                     =======         =====        ========       ========
Basic earnings per share.......                                        4.0p           5.9c
Diluted earnings per share.....                                        3.3p           4.9c
Shares used in computing basic
 earnings per share
 (thousands)...................                                    147,306        147,306
Shares used in computing
 diluted earnings per share
 (thousands)...................                                    177,913        177,913
                                                                  ========       ========

            UNAUDITED PRO FORMA CONSOLIDATED PROFIT AND LOSS ACCOUNT

                    FOR THE SIX MONTHS ENDED MARCH 31, 2000

                                                                  PRO FORMA
                         GALEN                         GALEN        WARNER
                       HISTORICAL                    HISTORICAL    CHILCOTT        GALEN
                        UK GAAP                       US GAAP      US GAAP      ACQUISITION
                       SIX MONTHS                    SIX MONTHS   SIX MONTHS     OF WARNER
                         ENDED                         ENDED        ENDED         CHILCOTT
                        MAR. 31,       US GAAP        MAR. 31,     MAR. 31,       PURCHASE
                          2000      ADJUSTMENTS(1)      2000       2000(9)     ADJUSTMENTS(5)
                       ----------   --------------   ----------   ----------   --------------
                                         (IN THOUSANDS, EXCEPT SHARE DATA)
Turnover.............   L 42,446        L  --         L 42,446     L 36,625       L     --
Cost of sales........    (21,758)          --          (21,758)      (7,624)            --
                        --------        -----         --------     --------       --------
Gross profit.........     20,688           --           20,688       29,001             --
Net operating
  expenses...........     (9,545)        (188)          (9,733)     (20,806)        (3,480)(f)
                        --------        -----         --------     --------       --------
Operating
  profit/(loss)......     11,143         (188)          10,955        8,195         (3,480)
Investment income....        747           --              747          650           (363)(g)
Interest payable.....       (644)         202             (442)      (8,208)            --
                        --------        -----         --------     --------       --------
Profit/(loss) before
  tax................     11,246           14           11,260          637         (3,843)
Tax..................     (2,499)        (529)          (3,028)          --            109
                        --------        -----         --------     --------       --------
Profit/(loss) after
  tax................      8,747         (515)           8,232          637         (3,734)
Minority interests...        (39)          --              (39)          --             --
                        --------        -----         --------     --------       --------
Profit/(loss) for the
  financial year
  before non-
  recurring charges..   L  8,708        L(515)        L  8,193     L    637       L (3,734)
                        ========        =====         ========     ========       ========
Basic earnings per
  share..............        7.2p
Diluted earnings per
  share..............        7.2p
Shares used in
  computing basic
  earnings per share
  (thousands)........    120,541
Shares used in
  computing diluted
  earnings per share
  (thousands)........    120,975
                        ========

                                     PRO FORMA      PRO FORMA
                                    CONSOLIDATED   CONSOLIDATED
                                      US GAAP        US GAAP
                                      FOR THE        FOR THE
                                     SIX MONTHS     SIX MONTHS
                                       ENDED          ENDED
                         GALEN        MAR. 31,       MAR. 31,
                       PLACING(6)       2000         2000(7)
                       ----------   ------------   ------------
                          (IN THOUSANDS, EXCEPT SHARE DATA)
Turnover.............     L --        L 79,071       $116,456(8)
Cost of sales........       --         (29,382)       (43,274)
                          ----        --------       --------
Gross profit.........       --          49,689         73,182
Net operating
  expenses...........       --         (34,019)       (50,103)
                          ----        --------       --------
Operating
  profit/(loss)......       --          15,670         23,079
Investment income....       --           1,034          1,522
Interest payable.....       58          (8,592)       (12,654)
                          ----        --------       --------
Profit/(loss) before
  tax................       58           8,112         11,947
Tax..................      (17)         (2,936)        (4,324)
                          ----        --------       --------
Profit/(loss) after
  tax................       41           5,176          7,623
Minority interests...       --             (39)           (57)
                          ----        --------       --------
Profit/(loss) for the
  financial year
  before non-
  recurring charges..     L 41        L  5,137       $  7,566
                          ====        ========       ========
Basic earnings per
  share..............                      3.4p           5.0c
Diluted earnings per
  share..............                      2.8p           4.1c
Shares used in
  computing basic
  earnings per share
  (thousands)........                  151,518        151,518
Shares used in
  computing diluted
  earnings per share
  (thousands)........                  183,685        183,685
                                      ========       ========

      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS AT MARCH 31, 2000

                                                                    WARNER
                         GALEN                         GALEN       CHILCOTT        GALEN
                       HISTORICAL                    HISTORICAL   HISTORICAL    ACQUISITION
                         UKGAAP                       US GAAP      US GAAP       OF WARNER
                         AS AT                         AS AT        AS AT         CHILCOTT       PRO FORMA      PRO FORMA
                        MAR. 31,       US GAAP        MAR. 31,     MAR. 31,       PURCHASE      CONSOLIDATED   CONSOLIDATED
                          2000      ADJUSTMENTS(1)      2000       2000(10)    ADJUSTMENTS(5)     US GAAP       US GAAP(7)
                       ----------   --------------   ----------   ----------   --------------   ------------   ------------
                                                                  (IN THOUSANDS)
FIXED ASSETS:
  Intangible
    assets...........   L 34,974       L(10,834)      L 24,140    L 153,692       L134,009(a)    L 311,841       $459,279
  Tangible assets....     73,343          1,918         75,261          706             --          75,967        111,884
                        --------       --------       --------    ---------       --------       ---------       --------
                         108,317         (8,916)        99,401      154,398        134,009         387,808        571,163
                        --------       --------       --------    ---------       --------       ---------       --------
CURRENT ASSETS:
  Stocks.............     10,781             --         10,781        3,853          1,492          16,126         23,751
  Debtors............     19,057             --         19,057       14,505             --          33,562         49,430
  Cash at bank and in
    hand.............     38,237             --         38,237       22,681        (12,906)(b)      48,012         70,712
                        --------       --------       --------    ---------       --------       ---------       --------
                          68,075             --         68,075       41,039        (11,414)         97,700        143,893
  Creditors: amounts
    falling due
    within one
    year.............    (28,399)         3,646        (24,753)      (9,187)      (126,868)       (160,808)      (236,838)
                        --------       --------       --------    ---------       --------       ---------       --------
NET CURRENT ASSETS/
  (LIABILITIES)......     39,676          3,646         43,322       31,852       (138,282)        (63,108)       (92,945)
                        --------       --------       --------    ---------       --------       ---------       --------
TOTAL ASSETS LESS
  CURRENT
  LIABILITIES........    147,993         (5,270)       142,723      186,250         (4,273)        324,700        478,218
  Creditors: amounts
    falling due after
    more than one
    year.............    (28,700)         7,527        (21,173)    (123,333)       123,333         (21,173)       (31,184)
  Deferred
    taxation.........         --         (6,303)        (6,303)          --             --          (6,303)        (9,283)
  Deferred income....     (6,762)            --         (6,762)          --             --          (6,762)        (9,959)
                        --------       --------       --------    ---------       --------       ---------       --------
NET ASSETS...........   L112,531       L (4,046)      L108,485    L  62,917       L119,060       L 290,462       $427,792
                        ========       ========       ========    =========       ========       =========       ========
CAPITAL AND RESERVES:
  Called up share
    capital..........   L 12,727       L     --       L 12,727    L     417       L  2,681(c)    L  15,825       $ 23,307
  Share premium/other
    reserves.........     55,031             --         55,031      131,397         62,929(d)      249,357        367,253
  Profit and loss
    account..........     44,703         (4,046)        40,657      (68,897)        53,450(e)       25,210         37,129
                        --------       --------       --------    ---------       --------       ---------       --------
EQUITY SHAREHOLDERS'
  FUNDS..............    112,461         (4,046)       108,415       62,917        119,060         290,392        427,689
MINORITY INTERESTS --
  EQUITY.............         70             --             70           --             --              70            103
                        --------       --------       --------    ---------       --------       ---------       --------
                        L112,531       L (4,046)      L108,485    L  62,917       L119,060       L 290,462       $427,792
                        ========       ========       ========    =========       ========       =========       ========

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL DATA

NOTE 1

     U.K. GAAP differs in certain respects from U.S. GAAP. A summary of the significant differences as they affect Galen are set out in note 33 to the historical consolidated financial statements of Galen included elsewhere herein. The proforma consolidated profit and loss account for the year ended September 30, 1999 in accordance with U.S. GAAP excludes the charge of L1,021,000 in respect of acquired in-process research and development as this is a non-recurring charge relating to the Bartholomew Rhodes acquisition.

NOTE 2

                                                                                           BARTHOLOMEW
                                                                                              RHODES
                                                                                            HISTORICAL
                                             BARTHOLOMEW                                     US GAAP
                                               RHODES                                       FOR PERIOD
                                             HISTORICAL                                        FROM
                                               UK GAAP                                     OCT. 1, 1998
                                             YEAR ENDED      ADJUSTMENTS    ADJUSTMENTS         TO
                                            MAR. 31, 1999        (A)          (B)(C)       JUNE 4, 1999
                                            -------------    -----------    -----------    ------------
                                                                  (IN THOUSANDS)
Turnover..................................     L 4,328         L(1,165)       L    --        L 3,163
Cost of sales.............................      (2,679)             17             --         (2,662)
                                               -------         -------        -------        -------
Gross profit..............................       1,649          (1,148)            --            501
Net operating expenses....................      (2,795)            927           (669)        (2,537)
                                               -------         -------        -------        -------
Operating (loss)/profit...................      (1,146)           (221)          (669)        (2,036)
Loss on fixed asset disposals.............          --            (430)            --           (430)
Interest payable..........................         (30)             (1)          (467)          (498)
                                               -------         -------        -------        -------
(Loss)/profit before tax..................      (1,176)           (652)        (1,136)        (2,964)
Tax.......................................         363            (136)           142            369
                                               -------         -------        -------        -------
(Loss)/profit after tax...................     L  (813)        L  (788)       L  (994)       L(2,595)
                                               =======         =======        =======        =======

---------------
(a) Adjustments are made to the historical audited statements of operations of Bartholomew Rhodes for the 12 months ended March 31, 1999 to exclude the results of operations for the six months ended September 30, 1998 and to add the results of operations for the period April 1, 1999 to June 4, 1999

(b) Adjustments have been included to reflect the impact on Galen group results had the acquisition of Bartholomew Rhodes taken place on October 1, 1998. These adjustments represent increased amortization of goodwill, additional interest costs and related taxation.

(c) There are no U.S. GAAP adjustments relating to the results of Bartholomew Rhodes for the period from October 1, 1998 through June 4, 1999.

NOTE 3

     The historical results of Warner Chilcott for the year ended December 31, 1999 have been calculated from the U.S. dollar audited financial statements of Warner Chilcott for that period. The results have been translated from U.S. dollars to pounds sterling using the average rate for the year of U.S.$1.6182 = L1.00.

     No adjustment has been made to recognize income tax expense in relation to Warner Chilcott in preparing the pro forma statements. As of December 31, 1999, Warner Chilcott had net operating loss carryforwards of $62.0 million for U.S. federal income tax purposes and $40.0 million for state income tax purposes. The pro forma financial statements assume that the pre-tax pro forma income would be offset by the utilization of these tax losses.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                    CONDENSED FINANCIAL DATA -- (CONTINUED)

     Once Warner Chilcott's net operating loss carry forwards are fully utilized for financial reporting purposes, Warner Chilcott will be required to recognize income tax expense at the then current effective tax rate.

NOTE 4

     These adjustments, in the column headed "Warner Chilcott transactions," relate to the acquisition on February 15, 2000 by Warner Chilcott of three branded pharmaceutical products from Bristol Myers Squibb for $175.1 million, the issue contemporaneously of $200 million in principal amount of senior notes, the repayment of amounts outstanding under their existing working capital facility, the redemption of remaining senior subordinated discount notes due 2001 and the closing of a new senior credit facility. The unaudited pro forma consolidated profit and loss account for the year ended September 30, 1999 gives effect to the above transactions as if they had occurred on October 1, 1998.

NOTE 5

                                                              (IN THOUSANDS)
                                                              --------------
(a) Excess purchase price (see below).......................     L158,293
    Warner historical goodwill eliminated...................      (19,119)
    Deferred financing costs eliminated.....................       (5,165)
                                                                 --------
                                                                 L134,009
                                                                 ========

     Excess purchase price arising on the acquisition is calculated as follows:

                                                              (IN THOUSANDS)
                                                              --------------
    Consideration (see below)...............................     L204,656
    Estimated expenses of the acquisition...................       11,022
    Less estimated proportion of expenses relating to
   registration of shares...................................       (5,348)
                                                                 --------
                                                                  210,330
    Less fair value of net assets of Warner Chilcott at
   March 31, 2000...........................................      (52,037)
                                                                 --------
    Excess purchase price...................................     L158,293
                                                                 ========

     Consideration consists of L178,272,000 ($262,559,002) representing 30,976,826 shares of Galen valued at L5.755 per share, which represents the average closing share price of Galen shares traded on the London Stock Exchange for the five days before and after the announcement of the transaction on May 4, 2000, to be issued in exchange for the 12,390,730 outstanding shares of Warner Chilcott as of March 31, 2000, together with an amount of L24,500,000 ($36,083,600) representing the fair value of Galen share options which are to be exchanged for Warner Chilcott options and warrants and L1,884,000 ($2,774,755) representing severance and other charges arising as a result of the acquisition.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                    CONDENSED FINANCIAL DATA -- (CONTINUED)

     Galen's preliminary allocation of the estimated purchase price to assets purchased is as follows:

                                                   WARNER
                                                 HISTORICAL                   FAIR VALUE
                                                  US GAAP                      OF WARNER
                                                   AS AT       PRELIMINARY    NET ASSETS
                                                  MARCH 31     FAIR VALUE     AT MARCH 31
                                                    2000       ADJUSTMENTS       2000        NOTES
                                                 ----------    -----------    -----------    -----
                                                              (IN THOUSANDS)
Goodwill.......................................  L  19,119      L (19,119)     L     --
Other intangible assets........................    134,573         (5,165)      129,408
In process research and development............         --         15,447        15,447
                                                 ---------      ---------      --------
                                                   153,692         (8,837)      144,855
Tangible assets................................        706             --           706
                                                 ---------      ---------      --------
                                                   154,398         (8,837)      145,561
                                                 ---------      ---------      --------
Stocks.........................................      3,853          1,492         5,345
Other net current assets/(liabilities).........     27,999       (126,868)      (98,869)      (h)
                                                 ---------      ---------      --------      -----
Net current assets/(liabilities)...............     31,852       (125,376)      (93,524)
                                                 ---------      ---------      --------
Total assets less current liabilities..........    186,250       (134,213)       52,037
Creditors: amounts falling due after more than
one
year...........................................   (123,333)       123,333            --       (h)
                                                 ---------      ---------      --------
Net assets.....................................  L  62,917      L (10,880)     L 52,037
                                                 =========      =========      ========

     Under purchase accounting, the total purchase price will be allocated to Warner Chilcott's assets and liabilities based on their relative fair values. Allocations above are preliminary and are subject to completion of valuations as of the date of the consummation of the acquisition. Valuations of specifically identifiable intangible assets and in-process research and development are in progress. Consequently, the actual allocation of the purchase price could differ from that presented above.

(b) Reflects the estimated expenses of the acquisition, severance and other charges arising as a result of the acquisition.

(c) Reflects the elimination of the share capital of Warner Chilcott, L417,000 ($614,158) and the issue of Galen shares as consideration, at par value L3,098,000 ($4,562,734).

(d) Reflects the elimination of share premium and other reserves of Warner Chilcott, L131,397,000 ($193,521,502) and the addition to share premium and other reserves on issue of Galen shares and options as consideration, L194,326,000 ($286,203,333).

(e) Reflects the elimination of the profit and loss account deficit of Warner Chilcott and the write-off of Warner Chilcott in-process research and development.

(f) Reflects the amortisation of excess purchase price arising on the acquisition (net of Warner Chilcott historical goodwill eliminated) on a straight-line basis over 20 years. The pro forma consolidated profit and loss account excludes any charge in respect of acquired in-process research and development as this is a non-recurring charge relating to the acquisition of Warner Chilcott.

(g) Reflects the reduction in investment income from cash used for transaction expenses incurred.

(h) Long term liabilities in Warner Chilcott's balance sheet at March 31, 2000, includes $200 million in principal amount of senior notes issued by Warner Chilcott on February 15, 2000 which are repurchasable upon a change of control. The acquisition of Warner Chilcott by Galen represents such a change in control. The liability has been reclassified as current in the pro forma balance sheet at a purchase price equal to 101% of the principal amount in accordance with the terms of the notes. Should such repurchase be required, Galen intends to replace the liability with currently unutilized long-term bank facilities and additional long-term financing, the terms of which are currently being negotiated by Galen.

                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                    CONDENSED FINANCIAL DATA -- (CONTINUED)

NOTE 6

     This adjustment relates to the placing on November 25, 1999 of 6,000,000 new ordinary Galen shares of 10p each at a premium of L6.05 per share. Total proceeds, net of costs, amounted to L36,385,464 ($53,588,511). The adjustment to the consolidated pro forma profit and loss accounts represents the interest saving on borrowings eliminated by the proceeds, as if the proceeds had been received on October 1, 1998.

NOTE 7

     Represents the translation of the pro forma consolidated financial information solely for the convenience of the reader at the noon buying rate for cable transfers of the Federal Reserve Bank of New York on May 23, 2000 of U.S.$1.4728 = L1.00.

NOTE 8

     On May 4, 2000, Warner Chilcott and Galen issued a joint press release announcing the transaction and setting forth certain pro forma financial data. A copy of such press release was filed with the Securities and Exchange Commission by both of Galen and Warner Chilcott on May 4, 2000, pursuant to Rule 425 under the Securities Act and Rule 14a-12 under the Exchange Act.

     The pro forma financial data in such press release indicated pro forma turnover in the year ended September 30, 1999, of approximately $233 million for the combined company. In deriving such number, the profit and loss account of Warner Chilcott was translated into pounds sterling at a rate of $1.6295 = L1.00, the average exchange rate ruling during the twelve-month period ended September 30, 1999. The pounds sterling pro forma turnover was then translated back into U.S. dollars using the same ratio.

     Since May 4, 2000, the pound has weakened against the dollar. Pursuant to Rule 3-20 of Regulation S-X, the convenience translation provided above is as of a more recent date (May 23, 2000) rather than the balance sheet date due to the recent weakening of the pound against the dollar. If the convenience translation provided above had been made using the rate of L1.00 = $1.6295 (the same rate that the Warner Chilcott numbers were converted into pounds), turnover for the year ended September 30, 1999 and the six-month period ended March 31, 2000 would have been $239.2 million and $128.8 million, respectively.

NOTE 9

     The results of Warner Chilcott for the six months ended March 31, 2000 have been derived from a combination of their unaudited results for the quarter ended December 31, 1999 and their unaudited results for the quarter ended March 31, 2000. The combined amounts have been adjusted to reflect the impact on Warner Chilcott results had the Warner transactions (referred to in 4 above) taken place on October 1, 1998.

     No adjustment has been made to recognize income tax expense in relation to Warner Chilcott in preparing the pro forma statements. As of December 31, 1999, Warner Chilcott had net operating loss carryforwards of $62.0 million for U.S. federal income tax purposes and $40.0 million for state income tax purposes. The pro forma financial statements assume that the pre-tax pro forma income would be offset by the utilization of these tax losses.

     Once Warner Chilcott's net operating loss carry forwards are fully utilized for financial reporting purposes, Warner Chilcott will be required to recognize income tax expense at the then current effective tax rate.

NOTE 10

     The historical unaudited balance sheet of Warner at March 31, 2000 has been translated from U.S. dollars to Pounds sterling using the noon buying rate on March 31, 2000 of U.S.$1.5922 = L1.00.

                    COMPARATIVE PER SHARE DATA -- UNAUDITED

     The following tabulation reflects (a) the historical earnings, dividends and book value per share of Galen shares in comparison with the pro forma earnings, dividends and book value per share after giving effect to the proposed acquisition of Warner Chilcott and (b) the historical net loss and book value per share of Warner Chilcott common stock in comparison with the equivalent pro forma net profit and book value per share attributable to 2.5 shares of Galen ordinary shares which will be received for each share of Warner Chilcott. The information presented in this tabulation should be read in conjunction with the pro forma combined financial statements and the separate financial statements of the respective companies and the notes thereto appearing elsewhere herein.

                                                     YEAR ENDED SEPTEMBER 30, 1999
                                ------------------------------------------------------------------------
                                  GALEN                                     PRO FORMA    WARNER CHILCOTT
                                HISTORICAL               WARNER CHILCOTT    COMBINED       EQUIVALENT
                                    UK         GALEN       HISTORICAL          US           PRO FORMA
                                   GAAP       US GAAP        US GAAP          GAAP           US GAAP
                                  PENCE        PENCE          PENCE           PENCE           PENCE
                                ----------    -------    ---------------    ---------    ---------------
Basic earnings/(loss) per
  ordinary share..............     12.0        10.0           (33.4)           4.0            10.0
Diluted earnings/(loss) per
  ordinary share..............     12.0        10.0           (33.4)           3.3             8.3
Dividends declared per
  ordinary share..............      1.6         1.6              --            1.6             4.0

                                            AS OF OR FOR THE SIX MONTHS ENDED MARCH 31, 2000
                                ------------------------------------------------------------------------
                                  GALEN                                     PRO FORMA    WARNER CHILCOTT
                                HISTORICAL               WARNER CHILCOTT    COMBINED       EQUIVALENT
                                    UK         GALEN       HISTORICAL          US           PRO FORMA
                                   GAAP       US GAAP        US GAAP          GAAP           US GAAP
                                  PENCE        PENCE          PENCE           PENCE           PENCE
                                ----------    -------    ---------------    ---------    ---------------
Basic earnings/(loss) per
  ordinary share..............      7.2         6.8            (6.8)            3.4             8.5
Diluted earnings/(loss) per
  ordinary share..............      7.2         6.8            (6.2)            2.8             7.0
Dividends declared per
  ordinary share..............      0.7         0.7              --             0.7             1.7
Book value per ordinary
  share.......................     88.4        85.l           499.8           228.2           571.0

                                 CHAPTER THREE

                   INFORMATION ABOUT THE MEETINGS AND VOTING

GENERAL

     The transaction is to be effected principally by means of a scheme of arrangement under Section 201 of the Companies Act, 1963. The scheme will require the approval of the holders of ordinary shares at the court meeting. This meeting is being held at the direction of the High Court of Ireland. The transaction also requires the approval of the holders of ordinary shares at the extraordinary general meeting of the reduction of Warner Chilcott's share capital and certain other matters proposed in or incidental to the scheme.

     This proxy statement is being furnished to holders of ordinary shares, including those represented by ADSs by directions given to the depositary, and holders of deferred shares: (1) for the purposes of soliciting proxies by and on behalf of Warner Chilcott's board of directors for use at the court meeting and the extraordinary general meeting to be held at 10:00 a.m. and 10:15 a.m. respectively, local time (or, in the case of the extraordinary general meeting, as soon thereafter as the court meeting has concluded or been adjourned), on
            , 2000, and at any adjournment thereof and (2) to explain the effect of the scheme and to describe any material interests of the directors of Warner Chilcott, whether as directors, shareholders, creditors or otherwise, and any effects which the scheme will have upon them which are different from the effects which it will have on others affected by the scheme. This proxy statement and the accompanying notices and proxy cards are first being mailed on
or about             , 2000 to holders of ordinary shares, including those
represented by ADRs, whose names appear on Warner Chilcott's register of shareholders at the time of mailing.

     The obligations of Warner Chilcott and Galen to complete the transaction are subject to, among other things, the condition that the shareholders of Warner Chilcott, by the requisite votes thereof, approve the scheme and the other matters to be proposed at the meetings.

     The board of directors is not aware of any matters other than those described in the notices of the meetings transmitted with this proxy statement that may be brought before the meetings.

     HOLDERS OF WARNER CHILCOTT'S ORDINARY SHARES ARE REQUESTED PROMPTLY TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING SHAREHOLDERS' PROXY CARDS IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     HOLDERS OF WARNER CHILCOTT'S ORDINARY SHARES SHOULD NOT FORWARD ANY CERTIFICATES REPRESENTING ORDINARY SHARES WITH THEIR PROXY CARDS. IN THE EVENT THE TRANSACTION IS COMPLETED, CERTIFICATES SHOULD BE DELIVERED IN ACCORDANCE WITH INSTRUCTIONS SET FORTH IN A LETTER OF TRANSMITTAL WHICH WILL BE SENT TO SHAREHOLDERS PROMPTLY AFTER THE COMPLETION OF THE TRANSACTION.

MATTERS TO BE CONSIDERED AT THE MEETINGS

     The court meeting has been convened to consider and, if thought fit, to approve the scheme.

     The extraordinary general meeting has been convened to consider and, if thought fit, pass a special resolution to approve the reduction of Warner Chilcott's capital and the subsequent creation and issuance by Warner Chilcott of new shares to Galen in accordance with the scheme.

     It is also proposed, as part of the resolution to be considered at the extraordinary general meeting, to amend Warner Chilcott's articles of association to ensure that ordinary shares issued upon the exercise of options or otherwise between the commencement of the court meeting and 5:00 p.m. on the day before the final court order is made will be subject to the scheme. It is also proposed to amend Warner Chilcott's articles of association so that any ordinary shares issued to any person (other than Galen, its subsidiary undertakings or any person on behalf of them) at or after 5:00 p.m. on the day before the final court order is made will be automatically exchanged for ordinary shares of Galen on the same terms as under the scheme. Part (ii) of the resolution set out in the notice of the extraordinary general meeting included in this document seeks shareholder approval for such amendments.

                                      III-1

BOARD RECOMMENDATION OF WARNER CHILCOTT

     The board of directors has determined by a unanimous vote of its disinterested directors and a unanimous vote of all of its directors that the transaction is fair to, and in the best interests of, Warner Chilcott and its shareholders and has approved the transaction and the scheme. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE SCHEME, THE REDUCTION OF WARNER CHILCOTT'S SHARE CAPITAL AND THE OTHER MATTERS TO BE PROPOSED AT THE MEETINGS.

SHAREHOLDERS ENTITLED TO VOTE

     Each holder of record of ordinary shares is entitled to vote either in person or by proxy at the court meeting and will have one vote for each ordinary share held by him. Voting will be by way of a poll.

     Roger Boissonneault and Paul Herendeen, each an executive officer of Warner Chilcott, have entered into employment agreements with Warner Chilcott, Inc. conditional upon completion of the transaction under which they will receive, among other things, options to purchase ordinary shares of Galen. James Andress, an executive officer of Warner Chilcott, has entered into a separation agreement conditional upon completion of the transaction. Accordingly, the interests of the excluded officers, each of whom owns ADRs, differ or may differ from those of other persons owning ordinary shares, or ADRs, and the excluded officers have therefore agreed to instruct the depositary not to exercise the voting rights attaching to the ordinary shares represented by the ADRs owned by them and have agreed to be bound by the scheme in respect of those shares.

     Each holder of record of ordinary shares is entitled to vote in person or by proxy and at the extraordinary general meeting. On a show of hands, each shareholder will have one vote, and on a poll each shareholder will have one vote for each ordinary share held by him.

     The holders of deferred shares have agreed separately to be bound by the scheme with respect to those shares.

VOTING SECURITIES

     As of the close of business on May 19, 2000, there were outstanding and entitled to vote an aggregate of 12,400,461 ordinary shares and 30,000 deferred shares of Warner Chilcott.

QUORUM

     The Companies Act 1963 does not specify the quorum for the transaction of business at the court meeting. However, Warner Chilcott has been advised by McCann FitzGerald, its Irish counsel, that, unless the High Court decides that the circumstances justify a different quorum, two holders of record of ordinary shares entitled to vote at the meeting, each appearing in person or by proxy, will constitute a quorum for the transaction of business at the court meeting.

     Three holders of record of ordinary shares, each appearing in person or represented by proxy, holding not less than one-third of the outstanding ordinary shares will constitute a quorum for the transaction of business at the extraordinary general meeting.

VOTES REQUIRED

     In order to complete the transaction, the affirmative vote of shareholders is required at the court meeting and the extraordinary general meeting.

     The scheme must be approved at the court meeting by a majority in number, representing 75% in aggregate par value, of those holders or ordinary shares present and voting in person or by proxy. The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs.

                                      III-2

     As of May 19, 2000, executive officers, directors (other than the excluded officers) beneficially owned an aggregate of 325,284 ordinary shares, or approximately 2.62% of the outstanding ordinary shares.

     The resolution to be proposed at the extraordinary general meeting must, in order to be passed, be approved by not less than 75% of the votes cast at the extraordinary general meeting by the holders of ordinary shares. The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs.

     Holders of shares that abstain from voting such shares and holders of ADRs that instruct the depositary not to vote the shares represented by ADRs which their ADRs evidence as to a particular matter will not have such shares counted as votes in favor of such matter, and such shares will also not be counted as shares voted on such matter and may not count towards a quorum on such matter. Accordingly, such abstentions will have no effect on the voting on the matters presented for approval by the shareholders at any of the meetings.

NO APPRAISAL RIGHTS

     If the shareholders of Warner Chilcott approve the scheme and the reduction of Warner Chilcott's share capital in accordance with the scheme, and the High Court sanctions the scheme and confirms the reduction of Warner Chilcott's capital, then, subject to the scheme becoming effective in accordance with its terms, each of Warner Chilcott's ordinary shares and deferred shares will be automatically deemed canceled and in consideration therefore holders of those ordinary shares will receive the number of ordinary shares of Galen determined by the per share consideration and holders of the deferred shares will receive one ordinary share of Galen. No holder of any of Warner Chilcott's ordinary shares or deferred shares will have a right under Irish law to dissent or obtain the "full value" of, or otherwise seek a court appraisal of the value of, Warner Chilcott shares.

VOTING; PROXIES; REVOCATION OF PROXIES

     In the case of each meeting, votes may be given either personally or by proxy. In the case of the court meeting, each shareholder present in person or by proxy will be entitled to one vote for each ordinary share held by him. In the case of the extraordinary general meeting, voting will be by way of a show of hands unless a poll is demanded; on a show of hands each holder of ordinary shares present in person or by proxy will have one vote but so that no individual can have more than one vote, and on a poll each holder of ordinary shares will have one vote for each share held by him. Where there is an equality of votes at the extraordinary general meeting, the chairman of the meeting is entitled to a casting vote in addition to any other vote he may have.

     To be valid, proxy forms for any of the meetings must be deposited not less than 48 hours prior to the time appointed for the holding of that meeting with the Secretary of Warner Chilcott at its registered office, Lincoln House, Lincoln Place, Dublin 2, Ireland, or alternatively, in the case of the court meeting, delivered to the chairman of the court meeting. Any proxy may be revoked at any time by a shareholder before it is voted by:

     - voting in person at the relevant meeting (although mere personal attendance at the relevant meeting will not constitute a revocation of a proxy);

     - delivery of a subsequently dated proxy to either of the above offices, provided that such subsequently dated proxy must be received at the above office not less than 48 hours prior to the time appointed for holding of the relevant meeting or, in the case of the court meeting, delivered to the chairman of the court meeting; or

     - delivery of written revocation of such proxy, provided that such revocation must be received at either of the above office not less than one hour prior to the time appointed for the holding of the relevant meeting.

     The custodian for the depositary is the shareholder of record in respect of those ordinary shares represented by ADRs. Warner Chilcott has requested the depositary, and the depositary is required pursuant

                                      III-3
to Warner Chilcott's agreement with the depositary, to mail to all owners of ADRs evidencing ADSs of Warner Chilcott, or a notice, the form of which notice will be in the sole discretion of the depositary, containing:

     - the information included in the notice of meeting received by the depositary from Warner Chilcott;

     - a statement that the owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Irish law and of the memorandum and articles of association of Warner Chilcott, to instruct the depositary as to the exercise of the voting rights, if any, pertaining to the amount of ordinary shares or other deposited securities represented by their respective ADRs; and

     - a statement as to the manner in which such instructions may be given, including an express indication that instructions may be given or deemed given to the depositary to give a discretionary proxy to a person designated by Warner Chilcott, as described in the next paragraph.

     Upon the written request of an owner, received on or before the date established by the depositary for such purpose, the depositary will endeavor, insofar as practicable, to vote or cause to be voted the amount of ordinary shares or other deposited securities represented by the ADRs evidenced by such owner's ADRs in accordance with the nondiscretionary instructions set forth in such request. Accordingly, pursuant to Warner Chilcott's memorandum and articles of association and applicable Irish law, the depositary will cause its authorized representative to attend the extraordinary general meeting and call for a poll as instructed in accordance with clause (c) above for the purpose of effecting such vote. The depositary will not vote or attempt to exercise the right to vote that attaches to the ordinary shares or other depositary securities, other than in accordance with such instructions received.

SOLICITATION OF PROXIES

     Warner Chilcott will bear the costs of soliciting proxies in the accompanying forms from shareholders. In addition to soliciting proxies by mail, directors, officers and employees of Warner Chilcott, without receiving additional compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of ordinary shares (or ADRs) held of record by such persons, and Warner Chilcott will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                      III-4

                       DESCRIPTION OF GALEN SHARE CAPITAL

     The following is a summary of provisions contained in the articles of association of Galen, statutory laws of Northern Ireland and the regulations of the UK Listing Authority and London Stock Exchange in relation to the rights attaching to the ordinary share capital of Galen.

     This summary is not intended to provide a complete discussion of all matters which will affect the rights of holders of Galen ordinary shares and is qualified in its entirety by reference to the laws of Northern Ireland and other laws and rules referred to in this summary.

SHAREHOLDER MEETINGS

     Under Northern Ireland law, a company must in each year hold a general meeting of its shareholders as its annual general meeting. Any other general meetings are called extraordinary general meetings. Under Northern Ireland law, an extraordinary general meeting of shareholders may be called either by the board of directors whenever they think fit or (notwithstanding any contrary provision in the company's articles of association) by shareholders holding at least 10% of the paid-up share capital of the company carrying the right to vote at general meetings.

     Three types of resolution may be proposed at a general meeting of shareholders of a Northern Ireland company. An ordinary resolution requires the approval of a majority vote of those present and voting at a general meeting of which 14 clear days' notice has been given. An extraordinary resolution requires the approval of a 75% majority vote of those present and voting at a meeting of which 14 clear days' notice has been given. A special resolution requires the approval of a 75% majority vote of those present and voting at a general meeting of which 21 clear days' notice has been given. The term "clear days' notice" means calendar days and excludes the date of mailing, the deemed date of receipt of such notice (which, according to Galen's articles of association, if sent by first class mail means the day following such mailing) and the date of the meeting itself.

     "Extraordinary resolutions" are relatively unusual and are confined to certain matters out of the ordinary course of business such as a proposal to wind up the affairs of the company. Proposals which are the subject of "special resolutions" are proposals to change the name of a company, to reduce its issued share capital, to change the rights of shareholders, to permit the company to issue new shares for cash without applying the shareholders' pre-emptive rights, to amend the company's objects (purpose clause) or its articles of association and to carry out certain other matters where the company's articles of association or the law require a special resolution. All other proposals relating to the ordinary course of the company's business, such as the election of directors, would be the subject of an "ordinary resolution".

     Under Galen's articles, the quorum for a general meeting of shareholders is two shareholders present in person or by proxy and entitled to vote at the meeting. Under its articles, Galen is not required to give notice of general meetings or other matters to a shareholder who has no registered address within the United Kingdom unless that shareholder has supplied Galen with an address within the United Kingdom for that purpose.

VOTING RIGHTS

     The voting rights of shareholders of a Northern Ireland company at general meetings of the company are governed primarily by its articles of association. Under Galen's articles, subject to any special rights or restrictions attaching to any shares, on a show of hands every shareholder present in person has one vote, and on a poll every shareholder present in person or by proxy has one vote for each share held by him. A body corporate which is a shareholder will be deemed present at a general meeting if its authorized representative attends the meeting.

     Under Galen's articles, a resolution put to the vote of a general meeting will be decided on a show of hands unless a poll (which is a vote by the number of shares held rather than by a show of hands) is demanded before or on the declaration of the result of the show of hands. Shareholders have a statutory right to demand a poll at a general meeting in certain circumstances. Under Galen's articles, a poll may be demanded at any general meeting by the chairman of the meeting, by at least three shareholders present in person or by proxy
                                      III-5
and entitled to vote, by a shareholder or shareholders present in person or by proxy and representing not less than 10% of the total voting rights of all the shareholders having the right to vote at the meeting, or by a shareholder or shareholders present in person or by proxy holding shares conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all shares conferring that right.

ACTIONS BY WRITTEN CONSENT

     Galen's articles of association provide that a resolution in writing signed by or on behalf of all the shareholders entitled to vote at general meetings will be as effective as if the resolution had been passed at a general meeting of the company.

SOURCE AND PAYMENT OF DIVIDENDS

     Under Northern Ireland law, a company may pay dividends and make certain other permissible distributions of the company's assets on its ordinary shares only out of its distributable profits (namely, its accumulated, realized profit so far as not previously utilise by distribution or capitalization, less accumulated, realized losses so far as not previously written off in a reduction or reorganization of capital) and not out of share capital or share premium (paid -in surplus). In addition, a public company such as Galen may make a distribution at any time only if, at that time and immediately after such distribution, the amount of its net assets is not less than the aggregate of its called-up (namely, its issued and paid-up) share capital and undistributable reserves. Under Galen's articles, subject to applicable law, the shareholders may by ordinary resolution declare dividends in accordance with the respective rights of shareholders, but no dividend may exceed the amount recommended by the board of Galen. In addition, subject to applicable law, if the distributable profits of Galen justify such payments, its board of directors may from time to time pay such interim dividends as the board sees fit. The board may, if previously authorized by an ordinary resolution, offer holders of Galen ordinary shares the right to elect to receive Galen ordinary shares, credited as fully paid, instead of cash in respective of any dividend specified in such authority. All unclaimed dividends may be invested or otherwise made use of for the benefit of Galen until claimed. Dividends unclaimed for a period of twelve years or more after being declared or becoming due for payment will be forfeited and will revert to Galen.

AMENDMENT OF GOVERNING INSTRUMENTS

     Under Northern Ireland law, the provisions of a company's memorandum of association as to its name and its objects (namely, its purposes) and any of the provisions of its articles of association (subject to any limitations in its memorandum) may be amended by a special resolution, although certain alterations of its share capital may be effected by ordinary resolution. In the case of an amendment made to a company's objects, the holders of at least 15% of the company's issued shares who did not vote in favour of the amendment may apply to the court for the cancelation of the amendment.

     Under Northern Ireland law, where a company has more than one class of shares, amendments of its memorandum or articles of association which affect the rights of the holders of any class of shares may, depending on the rights attaching to that class and the nature of the amendments, also require approval of an extraordinary resolution passed at a separate general meeting of the shareholders of that class, although an amendment so approved will be subject to confirmation by the court if the holders of at least 15 % of the shares of that class apply to the court for the cancelation of the amendment.

PRE-EMPTIVE RIGHTS

     Under Northern Ireland law, the issue for cash of equity securities -- this means (i) shares which with respect to dividends or capital carry a right to participate beyond a specified amount or (ii) rights to subscribe for, or to convert securities into, such shares -- must be offered in the first instance to the existing holders of such shares in proportion to the respective nominal values of their holdings, unless a special resolution to the contrary has been passed at a general meeting of shareholders. As is the custom of many United Kingdom

                                      III-6
companies listed on the London Stock Exchange, at its annual general meeting each year Galen proposes a resolution to authorise its board of directors, until its next annual general meeting, to allot equity securities for cash up to a certain aggregate nominal value otherwise than pro rata to its existing shareholders. On February 22, 2000, the shareholders of Galen passed such a resolution to authorise the board of directors to exercise the powers of the company to allot equity securities up to an aggregate nominal value of L636,333 or by way of rights. This authorization expires on February 21, 2005.

RIGHTS OF INSPECTION

     Except when closed in accordance with Northern Ireland law, the register of shareholders and index of names of shareholders of a Northern Ireland public company may be inspected during business hours by its shareholders without charge and by other persons upon payment of a charge, and copies may be obtained on payment of a charge. The shareholders of a Northern Ireland public company may, without charge, also inspect during business hours the minutes of meetings of the shareholders and obtain copies upon payment of a charge. The published annual accounts of a Northern Ireland company are required to be laid before the shareholders in general meeting and a shareholder is entitled to a copy of such accounts. However, a listed public company is entitled, in certain circumstances, to send to those of its shareholders not wising to receive full accounts summary financial statements in lieu of such full accounts. The shareholders are not entitled to inspect the accounting records of a company or the minutes of meetings of directors.

     Certain other registers required to be kept by a Northern Ireland company are open to public inspection during business hours, including the register of directors and secretaries, the register of director's interests in shares and debentures, the register of charges, the register of debenture holders and the register of interests in shares. Service contracts of directors of the company, which have an unexpired term of at least twelve months or which cannot be terminated by the company within twelve months without payment of compensation, must be available for inspection by members during business hours. Rights of inspection during business hours mean that the company must make the register, index or document available for inspection for not less than two hours during the period between 9:00 a.m. and 5:00 p.m. on each business day. The rules of the UK Listing Authority require the service contracts of directors to be open for inspection at certain times for periods longer then two hours.

BOARD OF DIRECTORS

     Under Northern Ireland law, a public company must have at least two directors. Under Galen's articles, subject to variation by ordinary resolution the number of its directors must not be less than two or more than ten. The Galen articles provide that one third of the directors or, if their number is three or a multiple of three, then the number nearest to but not exceeding one third, shall retire from office at each annual general meeting of Galen. Any director retiring by rotation or otherwise will be eligible for re-election. Subject to the articles, the company by ordinary resolution or the board may at any time appoint a person to be a director, either to fill a casual vacancy or as an additional director; a director so appointed by the board will hold office only until the next annual general meeting and will not be taken into account in determining the directors who are to retire by rotation at that meeting. No person other than a director retiring at the meeting will, unless recommended by the board, be eligible for appointment as a director at any general meeting unless not less than seven nor more than forty-two days before the meeting a notice, signed by a shareholder, of his intention to propose that person for appointment, and also a notice signed by that person of his willingness to be appointed, have been delivered to Galen's registered office.

REMOVAL OF DIRECTORS

     Shareholders of a Northern Ireland company have a statutory right to remove a director by ordinary resolution of which special notice (28 clear days) has been given to the company, irrespective of the provisions of the company's articles of association. Such removal would be without prejudice to any claim such director might have for damages for breach of any contract of service between him and the company. Under Galen's articles, a director may be removed from office in a number of circumstances, including where his resignation is requested by at least 75% of the other directors.
                                      III-7

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Northern Ireland law does not permit a company to indemnify a director or an officer of the company or any person employed by the company as auditor against any liability which by virtue of any rule of law would otherwise attach to him in respect of negligence, default, breach of duty or breach of trust in relation to the company, except liability incurred by such director, officer or auditor in defending any legal proceedings (whether civil or criminal) in which judgment is given in his favour or in which he is acquitted or in certain incidences where, although he is liable, the court finds that such director, officer or auditor acted honestly and reasonably and that having regard to all the circumstances he ought fairly to be excused and relief is granted by the court. Galen's articles provide that directors and officers of Galen will be entitled to indemnification in respect of those liabilities.

RIGHTS OF REDEMPTION AND PURCHASE

     Under Northern Ireland law, a company may issue redeemable shares if authorized by its articles of association. Such shares may be redeemed only if fully paid and, in the case of public company, only out of distributable profits or the proceeds of a new issue of shares made for the purpose of the redemption. Except as mentioned below, any premium payable on redemption must be paid out of distributable profits of the company. Any amount payable on redemption of any redeemable shares in excess of their par value may be paid out of the proceeds of a fresh issue of shares up to an amount equal to whichever is the lesser of the aggregate of the premiums received by the company on the issue of those shares and the amount of the company's share premium account as at the time of the redemption, including any sum transferred to that account in respect of premiums on the new issue. Where redeemable shares are redeemed wholly out of distributable profits, the amount by which the par value of the company's issued share capital is diminished must be transferred to a reserve known as the capital redemption reserve, which is generally treated as paid-up share capital. Where shares are redeemed wholly or partly out of the proceeds of a new issue of shares and the aggregate amount of the those proceeds is less than the aggregate nominal value of the shares redeemed, the amount of that difference must be transferred to the capital redemption reserve. Shares redeemed are treated as canceled on redemption.

     Under Northern Ireland law, a company may purchase its own shares, including any redeemable shares, if authorized by its articles of association and provided that the purchase has been previously approved by an ordinary resolution in the case of an on-market purchase or a special resolution in other cases. The above rules relating to redemption of redeemable shares apply also to purchases by a company of its own shares. Galen's articles authorise it to issue redeemable shares and to purchase its own shares. The London Stock Exchange, on which the Galen ordinary shares are listed, requires that purchases within a period of twelve months of 15% or more of a Company's share capital must be made way of a tender or partial offer to all shareholders, in the case of a tender offer, at a stated maximum price or a fixed price. Notice of a tender offer must be given by advertising in two United Kingdom national newspapers at least 7 days before the offer closes. Purchases below the 15% threshold may be made through the market in the ordinary way at a price not more than 5% above the average of the market values of the shares for the 5 trading days before the purchase or by way of an off-market purchase negotiated with one or more shareholders.

     At the last annual general meeting of Galen held on February 22, 2000 shareholders authorised the company to make market purchases of its own shares up to a maximum aggregate nominal value of L19,089,997 or, if less, 15% of the company's issued share capital. This authorisation expires on the earlier conclusion of Galen's annual general meeting to be held in respect of fiscal 2000 and May 22, 2001.

SHAREHOLDERS' VOTES ON CERTAIN MERGERS, ACQUISITIONS AND OTHER TRANSACTIONS

     In the case of a company such as Galen whose shares are listed on the London Stock Exchange, shareholder approval will usually be required under the listing rules of the UK Listing Authority for an acquisition or disposal by it, if the net assets of the company or business to be acquired or disposed of represent 25% or more of its net asset value or 25% or more to its value on the basis of any of the other criteria prescribed by those rules. Where the size of the acquisition or disposal falls below that level, certain

                                      III-8
information may nevertheless be required to be published or circulated to shareholders. Under those rules, shareholder approval may also be required for an acquisition or disposal of assets between a listed company and certain parties including (i) directors of the company or its subsidiaries, (ii) persons entitled to exercise 10% or more of the voting rights at general meetings of the company or of its holding company or of any subsidiary of its holding company or
(iii) any associate of the persons at (i) or (ii). Such persons will not be permitted to vote at the relevant general meeting.

     Northern Ireland law provides for schemes of arrangement, which are arrangements or compromises between a company and any class of its shareholders (or any class of its creditors) and used for certain types of mergers, amalgamations or reconstruction. They require the approval at a special meeting of the company of a majority in number, representing 75% in value, of the shareholders of the relevant class voting at the meeting either in person or proxy, and also the sanction of the court. Once so approved and sanctioned, all shareholders of the relevant class are bound by the terms of the scheme; a dissenting shareholder would have no rights comparable to the dissenters' rights described below.

     Under another procedure authorized by Northern Ireland law, one public company may acquire all the assets and liabilities of another public company in exchange for the issue of shares to the shareholders in the acquired company which will subsequently be dissolved. This procedure requires the approval of a special resolution of each company and the sanction of the court. In this case, a shareholder in either company who votes against the relevant special resolution will have dissenters' rights and may require the acquiring company to acquire his shares for cash.

     In the United Kingdom, acquisitions of companies are commonly effected by way of a "takeover bid", meaning an offer addressed to the shareholders of a company to acquire, for cash or securities, shares of that company with a view to giving the offeror voting control of the company. Under Northern Ireland law, where a takeover offer is made for the shares of a company incorporated in Northern Ireland and, within four months after the date of the offer the offeror has acquired or contracted to acquire at least 90% in value of the shares to which the offer relates (excluding the shares held on the date of the offer by the offeror), the offeror may, before the expiry of 6 months from the date of the offer, by notice require shareholders who have not accepted the offer to transfer their shares on the terms of the offer. A dissenting shareholder may apply to the court within 6 weeks after the date of that notice objecting to the transfer or its proposed terms. The court is unlikely (in the absence of fraud or oppression) to exercise its discretion to order that the transfer should not take effect, but it may specify such terms for the transfer as it thinks fit. A minority shareholder is also entitled in these circumstances to require the offeror to acquire his shares on the terms of the offer.

REGULATION OF TAKEOVERS

     Takeovers of public companies such as Galen which are incorporated in the United Kingdom are regulated by the City Code on Takeovers and Mergers, consisting of non-statutory rules not enforceable at law which are administered by the Panel on Takeovers and Mergers, a body comprising representatives of certain City of London financial and professional institutions which oversees the conduct of such takeovers. One of the provisions of the City Code is to the effect that (i) when any person. acquires, whether by a series of transactions over a period of time or not, shares which (taken together with shares held or acquired by persons acting in concert with him) carry 30% or more of the voting rights of the public company or (ii) when any person, together with persons acting in concert with him, holds not less than 30% but not more than 50% of the voting rights and such person, or any person acting in concert with him, acquires in any period of 12 months additional shares carrying voting rights, that person must, unless the Panel agrees otherwise, make an offer for all of the equity shares of the company (whether voting or non-voting) for cash, or for a non-cash consideration accompanied by a cash alternative, at not less then the highest price paid for the relevant shares by that person or persons acting in concert with him during the 12 months preceding the offer.

                                      III-9

RIGHTS OF APPRAISAL

     Northern Ireland law does not provide generally for appraisal rights. However, dissenting shareholders are entitled to make application to the court in the circumstances described under "Shareholders' Votes on Certain Mergers, Acquisitions and Other Transactions" above.

SHAREHOLDER SUITS

     Under Northern Ireland law, a shareholder of a company generally has no right to sue in the name of the company; when a wrong has been done to or against the company, the proper plaintiff is normally the company itself. There are exceptions in the case of fraud on minority shareholders or where the act complained of is illegal or ultra vires. Northern Ireland law permits an individual shareholder to apply for a court order where the company's affairs are being or have been conducted in a manner unfairly prejudicial to the interest of one or more of the shareholders (including himself) or when any actual or proposed act or omission of the company is or would be so prejudicial. When granting relief a court has wide discretion and may authorise civil proceedings to be brought in the name of the company by a shareholder on such terms as the court may direct. Except in these limited respects, Northern Ireland law does not permit class action law suits by shareholders on behalf of the company or on behalf of other shareholders.

DISCLOSURE OF INTERESTS

     Under Northern Ireland law, a person (including a company and other legal entities) who acquires an interest or becomes aware that he has acquired an interest of 3% or more of any class of shares comprised in a public company's "relevant share capital" (which, for these purposes, means that company's issued share capital carrying rights to vote in all circumstances at general meetings of the company) is obliged to notify that company of his interest within two business days (that is, excluding Saturdays, Sundays or bank holidays in Northern Ireland) after becoming so interested or so aware. Thereafter any changes in such interest of at least 1% calculated as required by the legislation or which reduce such interest below 3% must be notified to the company. The Galen ordinary shares are "relevant share capital" for this purpose. Failure to comply with any of these notification obligations will be a criminal offence, and the Department of Enterprise, Trade and Investment in Northern Ireland may impose in respect of the relevant shares restrictions of the type referred to in the last paragraph of this section.

     In addition, Northern Ireland law provides that a public company may by notice in writing (an "Article 220 Notice") require a person whom the company knows or has reasonable cause to believe to be, or to have been at any time during the three years immediately preceding the date on which the notice is issued, interested in shares comprised in the company's "relevant share capital" to confirm that fact or (as the case may be) to indicate whether or not that is the case, and, where he holds or has during the relevant time held an interest in such shares, to give such further information as may be required relating to his interest and any other interest in the shares of which he is aware. The disclosure must be made within such reasonable period as may be specified in the relevant notice (which may, depending on the circumstances, be as short as one or two days). For the purposes of the above obligations, the interest of a person in shares means any kind of interest in shares, including interests in any shares (i) in which his spouse, or his child or stepchild under the age of 18 is interested, (ii) in which a corporate body is interested if either (a) that corporate body is or its directors are accustomed to act in accordance with that person's directions or instructions or (b) that person controls one-third or more of the voting power of that corporate body or (iii) in which another party is interested in shares if that person and that other party are parties to a "concert party" agreement under the relevant legislation (being an agreement which provides for one or more parties to it to acquire interests in shares of a particular public company, which imposes obligations or restrictions an any one or more of the parties as to the use, retention or disposal of such interests acquired pursuant to such agreement) and any interest in the company's shares is in fact acquired by any of the parties pursuant to the agreement. The holding of a Galen ADR evidencing a Galen ADS would generally constitute an interest in the underlying Galen ordinary share capital.

                                     III-10

     Where an Article 220 notice is served by a company on a person who is or was interested in shares of the company and that person fails to give the company any information required by the notice within the time specified in the notice, the company may apply to the court for an order directing that the shares in question be subject to restrictions prohibiting, amongst other things, any transfer of those shares, the exercise of voting rights in respect of such shares, the issue of further shares in respect of such shares and, other than in a liquidation, payments, including dividends, in respect of such shares. A person who fails to fulfil the obligations described above will commit a criminal offence. In addition, in the event of any such failure, under its articles of association Galen may, without application to the court, prohibit the exercise of voting rights in respect of such shares, may refuse to register any transfer of such shares and may retain any dividend or other money held by Galen in respect of those shares.

LISTING REQUIREMENTS OF THE UK LISTING AUTHORITY

     In addition to Northern Ireland company legislation and the provisions of its articles of association, Galen is subject to the listing rules made by the UK Listing Authority under section 142 of the UK Financial Services Act 1986 and in particular to the continuing obligations under those rules. These rules (already referred to under "Shareholders' Votes on Certain Mergers, Acquisitions and Other Transactions" above) require a company listed on a relevant investment exchange (which expression includes the London Stock Exchange), to notify the UK Listing Authority without delay (a) of any major new developments in that company's sphere of activity which are not public knowledge and which may lead to a substantial movement in the price of its listed securities or, in the case of a company with debt securities, may significantly affect its ability to meet its commitments; and (b) of all relevant information which is not public knowledge concerning a change in the company's financial condition, the performance of its business or the company's expectation as to its performance, which, if made public, would be likely to lead to a substantial movement in the price of its listed securities. The Admissions Standards of the London Stock Exchange have similar provisions which require the company to make a simultaneous notification of such matters to the London Stock Exchange. The listed company must ensure equality of treatment for all shareholders who are in the same position and, where its securities are listed on more than one stock exchange, must ensure that equivalent information is made available to the market on each exchange on which its securities are listed. The listing rules also oblige listed companies to send certain information to shareholders, including details in relation to certain acquisitions, disposals, takeovers, mergers and offers made by or in respect of the company.

     In addition to the above requirements, a company is required to inform the UK Listing Authority of certain notifications received by the company concerning persons holding an interest of 3% or more of the company's share capital, any changes in its board of directors, any purchase or redemption by the company of its own shares, any changes in directors' interests in the shares or debentures of the company, and any changes in the capital structure of the company. The Admissions Standards of the London Stock Exchange have similar provisions which require the company to make a simultaneous notification of such matters to the London Stock Exchange.

                                     III-11

             COMPARISON OF WARNER CHILCOTT/GALEN SHAREHOLDER RIGHTS

     As a result of the transaction, holders of ordinary shares of Warner Chilcott, a public limited company incorporated in the Republic of Ireland, will receive ordinary shares of Galen, a public limited company incorporated in Northern Ireland. The following is a summary of material differences between the rights of holders of Galen ordinary shares and the rights of holders of Warner Chilcott ordinary shares which arise from differences between the corporate laws of Northern Ireland and those of the Republic of Ireland as well as from differences between the governing instruments of the two companies, namely, Galen's memorandum and articles of association and Warner Chilcott's memorandum and articles of association.

     This summary, which should be read in conjunction with "Description of the Share Capital of Galen" above, is not intended to be complete and is qualified in its entirety by reference to the laws of Northern Ireland and of the Republic of Ireland (and other laws or rules referred to herein), Galen's memorandum and articles of association and Warner Chilcott's memorandum and articles of association.

SHAREHOLDER MEETINGS

     The position under Irish law and Warner Chilcott's articles of association on general meetings of shareholders and types of shareholder resolutions is substantially similar to that described under "Description of the Share Capital of Galen" above, except that under Irish law the concept of an "extraordinary resolution" does not exist and under Warner Chilcott's articles the quorum required for a general meeting is three shareholders present in person or by proxy being holders of not less than one-third of the issued ordinary shares, and Warner Chilcott is required to give notices of meetings and other matters to all shareholders, wherever their registered addresses.

VOTING RIGHTS

     The position on shareholders' voting rights under Irish law and Warner Chilcott's articles of association is substantially similar to that described under "Description of the Share Capital of Galen" above, except that in Ireland proxies have a statutory right to vote on a show of hands as well as on a poll, and, under Warner Chilcott's articles, any shareholder present in person or by proxy and having the right to vote at a meeting may demand a poll.

ACTIONS BY WRITTEN CONSENT

     Under both Northern Ireland law and Irish law, a company's articles of association may provide that a resolution in writing signed by or on behalf of all the shareholders entitled to vote at general meetings will be as effective as if the resolution had been passed at a general meeting of the company. Unlike Warner Chilcott's articles, Galen's articles contain such provision.

SOURCE AND PAYMENT OF DIVIDENDS

     The position under Irish law and Warner Chilcott's articles in relation to payment and source of dividends is substantially similar to that described under "Description of the Share Capital of Galen" above.

AMENDMENT OF GOVERNING INSTRUMENTS

     Under Northern Ireland law, the provisions of a company's memorandum of association as to its name and its objects (namely, its purposes) and any of the provisions of its articles of association (subject to any limitations in its memorandum) may be amended by a special resolution, although certain alterations of its share capital may be effected by ordinary resolution. In the case of an amendment made to a company's objects, the holders of at least 15% of the company's issued shares who did not vote in favour of the amendment may apply to the court for the cancelation of the amendment. The position under Irish law is similar except that in the case of an amendment to the objects of a company, the holders of at least 10% of the company's issued share capital are entitled to apply to the court for the cancelation of the amendment.

                                     III-12

     Under Northern Ireland law, where a company has more than one class of shares, amendments of its memorandum or articles of association which affect the rights of the holders of any class of shares may, depending on the rights attaching to that class and the nature of the amendments, also require approval of an extraordinary resolution passed at a separate general meeting of the shareholders of that class, although an amendment so approved will be subject to confirmation by the court if the holders of at least 15 % of the shares of that class apply to the court for the cancelation of the amendment. The position under Irish law is similar, except that the approval required at such a separate general meeting of the shareholders of the class in question would be by special resolution, and the holders of at least 10% of the shares of that class would be entitled to apply to the court for cancelation of an amendment so approved.

PRE-EMPTIVE RIGHTS

     The position under Irish law concerning pre-emption rights of shareholders is substantially similar to that set out in "Description of the Share Capital of Galen" above. As Warner Chilcott shares have not been listed on the London Stock Exchange or the Irish Stock Exchange, Warner Chilcott has customarily at its annual general meeting each year proposed a resolution to disapply pre-emptive rights in respect of all allotments of equity securities that may be made prior to the next annual general meeting.

RIGHTS OF INSPECTION

     The position under Irish law in relation to entitlement to financial statements and inspection of registers and directors' service agreements is substantially similar to that described in "Description of the Share Capital of Galen" above. However, Irish law does not entitle a company to send summary financial statements instead of full accounts to any shareholder. The obligation under Irish law to make directors' service contracts available for inspection applies only to contracts which have an unexpired term of at least three years or which cannot be terminated by the company within the next three years without payment of compensation.

BOARD OF DIRECTORS

     The position under Irish law and Warner Chilcott's articles on the board of directors and the appointment and retirement of directors is substantially similar to that described in "Description of the Share Capital of Galen" above, except that under those articles the maximum number of directors is twelve.

REMOVAL OF DIRECTORS

     The position on the removal of directors under Irish law and Warner Chilcott's articles is similar to that described in "Description of the Share Capital of Galen" above, except that under those articles a request made to a director by the other directors that he resign would, in order to be effective, have to be made by all of them.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The position under Irish law and Warner Chilcott's articles is substantially similar to that set out in "Description of the Share Capital of Galen" above.

RIGHTS OF REDEMPTION AND PURCHASE

     Under Irish law and Warner Chilcott's articles, the position regarding the issue by a company of redeemable shares and the purchase of its own shares is substantially the same in relation to "Rights of Redemption and Purchase" as set out in "Description of the Share Capital of Galen", except that shares redeemed or purchased out of distributable profit may, instead of being canceled immediately, be kept as treasury shares which the company may subsequently re-issue or cancel. Warner Chilcott has never issued redeemable shares or purchased its own shares, and would be entitled to make on-market purchases of its own shares only if its shares were listed on the Irish Stock Exchange.

                                     III-13

SHAREHOLDERS' VOTES ON CERTAIN MERGERS, ACQUISITIONS AND OTHER TRANSACTIONS

     The position under Irish law on the matters referred to in the section headed "Shareholders' Votes on Certain Mergers, Acquisitions and Other Transactions" in "Description of the Share Capital of Galen" is substantially similar, except that in a takeover bid for an Irish company the offeror will become entitled to issue compulsory acquisition notices to the dissenting shareholders upon acquiring at least 80% in value of the shares to which the offer relates.

REGULATION OF TAKEOVERS

     Takeovers of public companies such as Galen which are incorporated in the United Kingdom are regulated by the City Code on Takeovers and Mergers, consisting of non-statutory rules not enforceable at law which are administered by the Panel on Takeovers and Mergers, a body comprising representatives of certain City of London financial and professional institutions which oversees the conduct of such takeovers.

     Takeovers of Irish public companies whose shares are listed on the Irish Stock Exchange are supervised by the Irish Takeover Panel pursuant to the Irish Takeover Panel Act, 1997 by reference to certain statutory principles and certain statutory rules similar to the principles and rules contained in the City Code. As Warner Chilcott's shares are not listed on the Irish Stock Exchange, a takeover of Warner Chilcott is not subject to supervision by the Irish Takeover Panel.

SHAREHOLDER SUITS

     The position under Irish law in relation to the above matters is substantially similar to that set out in the section headed "Shareholder Suits" in "Description of the Share Capital of Galen".

DISCLOSURE OF INTERESTS

     The position under Irish law on the matters referred to in the section headed "Disclosure of Interests" in "Description of the Share Capital of Galen" is substantially similar, except that an interest of 5%, rather than 3%, is the threshold level for disclosure, disclosure must be made within five rather than two business days, and a person who fails to make due disclosure will automatically become unable to enforce by legal action any right or interest in respect of the relevant shares. The Warner Chilcott articles of association do not contain any additional provisions relating to such disclosure.

                                     III-14

                       DESCRIPTION OF GALEN ADSS AND ADRS

     The following is a summary of material provisions of the deposit agreement to be entered into by Galen and The Bank of New York, as depositary, the registered holders of ADRs and the owners of a beneficial interest in book-entry ADRs pursuant to which the ADSs are to be issued.

     This summary is not complete and is subject to and qualified in its entirety by reference to the deposit agreement, including the form of ADR which will be filed as an exhibit to the Form F-6. Terms used in this section and not otherwise defined have the meanings set forth in the deposit agreement. Copies of the deposit agreement and the Articles of Association of Galen are available for inspection at the Corporate Trust Office of the depositary, currently located at 1 Wall Street, New York, New York.

AMERICAN DEPOSITORY SHARES AND AMERICAN DEPOSITORY RECEIPTS

     ADRs evidencing ADSs are issuable by the depositary pursuant to the deposit agreement. Each ADS will represent four ordinary shares or evidence the right to receive four ordinary shares and any and all other securities, cash and property received by the depositary or the custodian in respect thereof and at such time held under the deposit agreement (together, "deposited securities"). Only persons in whose names ADRs are registered on the books of the depositary will be treated by the depositary and Galen as registered holders of ADRs.

DEPOSIT, TRANSFER AND WITHDRAWAL

     The depositary has agreed, subject to the terms and conditions of the deposit agreement, that upon delivery to the custodian of ordinary shares, or evidence of rights to receive ordinary shares accompanied by any of the appropriate instruments of transfer, or endorsement in a form satisfactory to the custodian, the depositary will, upon payment of the fees, charges and taxes provided in the deposit agreement, execute and deliver at its corporate trust office to, or upon the written order of, the person or persons named in the notice of the custodian delivered to the depositary or requested by the person depositing such ordinary shares with the depositary, an ADR or ADRs, registered in the name or names of such person or persons, and evidencing any authorized number of ADSs requested by such person or persons.

     Upon surrender at the corporate trust office of the depositary of an ADR for the purpose of withdrawal of the deposited securities represented by the ADSs evidenced by the ADR, and upon payment of the fees of the depositary for the surrender of ADRs, governmental charges and taxes provided in the deposit agreement, and subject to the terms and conditions of the deposit agreement, the registered holder of the ADRs will be entitled to delivery, to him or upon his order, of the amount of deposited securities or evidence of ownership of and title to the deposited securities at the time represented by the ADS or ADSs evidenced by such ADR. The forwarding of share certificates, other securities, property, cash and other document of title for such delivery will be at the risk and expense of the registered holder.

     No ordinary share will be accepted for deposit unless accompanied by evidence satisfactory to the depositary that any necessary approval has been granted by the governmental body in the United Kingdom, if any, which is then performing the function of the regulation of currency exchange.

     Subject to the terms and conditions of the deposit agreement and any limitations established by the depositary, the depositary may execute and deliver ADRs prior to the receipt of ordinary shares, known as a pre-release, and deliver ordinary shares upon the receipt and cancelation of ADRs which have been pre-released whether or not such cancelation is prior to the termination of such pre-release or the depositary knows such ADR has been pre-released. Each pre-release must be:

          (1) preceded or accompanied by a written representation from the person to whom the ADRs or ordinary shares are to be delivered that such person, or its customer, owns the ordinary shares or ADRs to be remitted, as the case may be;

                                     III-15

          (2) at all times fully collateralized with cash or such other collateral as the depositary deems appropriate;

          (3) terminable by the depositary on not more than three business days' notice; and

          (4) subject to such further indemnities and credit regulations as the depositary deems appropriate.

DIVIDENDS, OTHER DISTRIBUTIONS AND RIGHTS

     Subject to any restrictions imposed by the law of the United Kingdom, regulations or applicable permits, the depositary or the custodian is required, whenever the depositary or the custodian shall receive any cash dividend or other cash distribution to convert or cause to be converted into dollars, to the extent that in its judgment it can do so on a reasonable basis and can transfer the resulting dollars to the United States, all cash dividends and other cash distributions denominated in a currency other than dollars, including pounds sterling, that it receives in respect of the deposited securities, and to distribute, as promptly as practicable, the resulting dollar amount net of reasonable and customary expenses incurred by the depositary in converting such foreign currency, to the owners entitled thereto, in proportion to the number of ADSs representing such deposited securities evidenced by ADRs held by them.

     If the depositary determines that in its judgment any foreign currency received by the depositary or the custodian cannot be converted on a reasonable basis into dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the depositary, the depositary may distribute the foreign currency received by the depositary or the custodian to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the registered holders of ADRs entitled to receive the same. If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the registered holders of ADRs entitled thereto, the depositary may in its discretion make such conversion and distribution in dollars to the extent permissible to the owners entitled thereto, and may distribute the balance of the foreign currency received by the depositary to, or hold such balance uninvested and without liability for interest thereon for, the respective accounts of, the registered holders of ADRs entitled thereto.

     If Galen declares a dividend in, or free distribution of, ordinary shares, the depositary may distribute to the registered holders of outstanding ADRs entitled thereto, in proportion to the number of ADSs evidenced by the ADRs held by them, respectively, additional ADRs evidencing an aggregate number of ADSs that represents the amount of ordinary shares received as such dividend or free distribution, subject to the terms and conditions of the deposit agreement with respect to the deposit of ordinary shares and the issuance of ADSs evidenced by ADRs, including the withholding of any tax or other governmental charge and the payment of fees of the depositary. The depositary may withhold any such distribution of ADRs if it has not received satisfactory assurances from Galen that such distribution does not require registration under the Securities Act or is exempt from registration thereunder. In lieu of delivering ADRs for fractional ADSs in any such case, the depositary will sell the amount of ordinary shares represented by the aggregate of such fractions and distribute the net proceeds in accordance with the deposit agreement. If additional ADRs are not so distributed, each ADS will then represent the additional ordinary shares distributed upon the deposited securities represented thereby.

     If Galen offers or causes to be offered to the holders of any deposited securities any rights to subscribe for additional ordinary shares or any rights of any other nature, the depositary will have discretion as to the procedure to be followed in making such rights available to any registered holder of ADRs or in disposing of such rights for the benefit of any registered holder of ADRs and making the net proceeds available to such registered bolder or, if by the terms of such rights offering or for any other reason, the depositary may not either make such rights available to any registered holders of ADRs or dispose of such rights and make the net proceeds available to such registered holders, then the depositary shall allow the rights to lapse; provided, however, if at the time of the offering of any rights the depositary determines in its discretion, that it is lawful and feasible to make such rights available to all or certain registered holders but not to other registered
                                     III-16
holders, the depositary may distribute to any registered holder to whom it determines the distribution to be lawful and feasible, in proportion to the number of ADSs held by such registered holder, warrants or other instruments in such form as it deems appropriate. If the depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain registered holders, it may sell the rights, warrants or other instruments in proportion to the number of ADSs held by the registered holders to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales for the account of such registered holders otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such registered holders because of exchange restrictions or the date of delivery of any ADR or otherwise. The depositary will not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to registered holders in general or any registered holder or registered holders in particular.

     In circumstances in which rights would not otherwise be distributed, if a registered holder of ADRs requests the distribution of warrants or other instruments in order to exercise the rights allocable to the ADSs of such a registered holder, the depositary will make such rights available to such a registered bolder upon written notice from Galen to the depositary that:

          (1) Galen has elected in its sole discretion to permit such rights to be exercised; and

          (2) such a registered holder has executed such documents as Galen has determined in its sole discretion are required under applicable law.

     If the depositary has distributed warrants or other instrument for rights to all or certain registered holders, then upon:

          (1) instruction pursuant to such warrants or other instruments to the depositary from such registered holders to exercise such rights;

          (2) payment by such registered holder to the depositary for the account of such a registered holder of an amount equal to the purchase price of the ordinary shares to be received in exercise of the rights; and

          (3) payment of the fees and expenses of the depositary as provided in the deposit agreement and any other charges as set forth in such warrants or other instruments, the depositary will, on behalf of such registered holders, exercise the rights and purchase the ordinary shares, and Galen shall cause the ordinary shares so purchased to be delivered to the depositary on behalf of such registered holder.

     As agent for such registered holder, the depositary will cause the ordinary shares so purchased to be deposited, and will execute and deliver ADRs to such registered holder, pursuant to the deposit agreement.

     The depositary will not offer rights to registered holders unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all registered holders or are so registered thereunder; provided, that nothing in the deposit agreement will create any obligation on the part of Galen to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective. If a registered holder of ADRs requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act, the depositary will not effect such distribution unless it has received an opinion from legal counsel in the United States reasonably acceptable to the depositary for Galen upon which the depositary may rely that such distribution to such registered bolder is exempt from such registration. The depositary will not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to registered holders in general or any registered holder in particular.

     Whenever the depositary or the custodian receives any distribution other than cash, ordinary shares or rights in respect of the deposited securities, the depositary will cause the securities or property received by it to be distributed to the registered holders entitled thereto, after deduction or upon payment of any fees and expenses of the depositary or any taxes or other governmental charges, in proportion to their holdings, respectively, in any manner that the depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the depositary such distribution cannot be made
                                     III-17
proportionately among the registered holders entitled thereto, or if for any other reason, including, but not limited to, any requirement that Galen or the depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act in order to be distributed to registered holders or owners of a beneficial interest in book-entry ADRs, the depositary deems such distribution not to be feasible, the depositary may adopt such method as it may deem equitable and practicable for the purposes of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale, net of the fees and expenses of the depositary, will be distributed by the depositary to the registered holders entitled thereto as in the case of a distribution received in cash.

     If the depositary determines that any distribution of property, including ordinary shares and rights to subscribe therefor, is subject to any taxes or other governmental charges which the depositary is obligated to withhold, the depositary may, by public or private sale, dispose of all or a portion of such property in such amounts and in such manner as the depositary deems necessary and practicable to pay such taxes or charges and the depositary will distribute the net proceeds of any such sale after deduction of such taxes or charges to the registered holder of ADRs entitled thereto in proportion to the number of ADSs held by them respectively.

CHANGES AFFECTING DEPOSITED SHARES

     Upon any change in nominal value, split-up, consolidation or any other reclassification of deposited securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting Galen or to which it is a party, any securities which shall be received by the depositary or custodian in exchange for, in conversion of, or in respect of deposited securities will be treated as new deposited securities under the deposit agreement, and the ADSs will then represent, in addition to the existing deposited securities, the right to receive the new deposited securities so received in exchange or conversion, unless additional ADRs are delivered pursuant to the following sentence. In any such case the depositary may execute and deliver additional ADRs as in the case of a dividend in ordinary shares, or call for the surrender of outstanding ADRs to be exchanged for new ADRs specifically describing such new deposited securities.

RECORD DATES

     Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the deposited securities, or whenever for any reason the depositary causes a change in the number of ordinary shares that are represented by each ADS, or whenever the depositary shall receive notice of any meeting of holders of ordinary shares or other deposited securities, or whenever the depositary shall find it necessary or convenient, the depositary will fix a record date which shall be the record date, if any, established by Galen for such purpose, or, if different, as close thereto as practicable:

          (1) for the determination of the registered holders of ADRs who will be:

             (a) entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof; or

             (b) entitled to give instructions for the exercise of voting rights at any such meeting, or

          (2) on or after which each ADS will represent the changed number of ordinary shares, each of the foregoing subject to the provisions of the deposit agreement.

VOTING OF DEPOSITED SECURITIES

     Upon receipt of notice of any meeting of holders of ordinary shares or other deposited securities, if requested in writing by Galen, the depositary shall, as soon as practicable thereafter, mail to the registered

                                     III-18
holders of ADRs a notice, the form of which notice shall be in the sole discretion of the depositary, which shall contain:

          (1) all of the information contained in such notice of meeting received by the depositary from Galen;

          (2) a statement that the registered holders of ADRs as of the close of business on a specified record date will be entitled, subject to any applicable provision of English law and of the Memorandum and Articles of Association of Galen, to instruct the depositary as to the exercise of the voting rights, if any, pertaining to the amount of ordinary shares or other deposited securities represented by their respective ADSs;

          (3) a statement that registered holders of ADRs who instruct the depositary as to the exercise of their voting rights will be deemed to have instructed the depositary or its authorized representative to call for a poll with respect to each matter for which such instructions are given, subject to any applicable provisions of English law and of the Memorandum and Articles of Association of Galen; and

          (4) if applicable, a statement as to the manner in which such instructions may be given, including an express indication that instructions may be given or deemed given in accordance with the last sentence of this paragraph if no instruction is received, to the depositary to give a discretionary proxy to a person designated by Galen.

     Upon the written request of a registered holder on such record date, received on or before the date established by the depositary for such purpose, the depositary shall endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other deposited securities represented by the ADSs evidenced by such ADR in accordance with the instructions set forth in such request. Accordingly, pursuant to Galen's Memorandum and Articles of Association and applicable English law, the depositary will cause its authorized representative to attend each meeting of holders of shares and call for a poll as instructed in accordance with clause (3) above for the purpose of effecting such vote. The depositary shall not vote or attempt to exercise the right to vote that attaches to the shares or other deposited securities, other than in accordance with such instructions or deemed instructions.

     The deposit agreement provides that if no instructions are received by the depositary from any registered holder of ADRs with respect to any of the deposited securities represented by the ADSs evidenced by such registered holder's ADRs on or before the date established by the depositary for such purpose, the depositary will deem such registered holder to have instructed the depositary to give a discretionary proxy to a person designated by Galen with respect to such deposited securities and the depositary will give a discretionary proxy to a person designated by Galen to vote such deposited securities; provided, that no such instructions will be deemed given and no such discretionary proxy will be given when Galen notifies the depositary, and Galen agrees to provide such notice as promptly as practicable in writing, that the matter to be voted upon is one of the following:

          (1) is a matter that has not been submitted to shareholders by means of a proxy statement comparable to that specified in Schedule 14-A of the Securities and Exchange Commission;

          (2) is the subject of a counter-solicitation, or is part of a proposal made by a shareholder which is being opposed by management;

          (3) relates to a merger or consolidation, except when Galen's proposal is to merge with its own wholly-owned subsidiary, provided its shareholders dissenting thereto do not have rights of appraisal;

          (4) involves rights of appraisal;

          (5) authorizes mortgaging of property;

          (6) authorizes or creates indebtedness or increases the authorized amount of indebtedness;

          (7) authorizes or creates preferred shares or increases the authorized amount of existing preferred shares;

                                     III-19

          (8) alters the terms or conditions of any shares of Galen's stock then outstanding or existing indebtedness;

          (9) involves waiver or modification of preemptive rights, except when Galen's proposal is to waive such rights with respect to ordinary shares being offered pursuant to stock option or purchase plans involving the additional issuance of not more than 10% of Galen's outstanding ordinary shares;

          (10) alters voting provisions or the proportionate voting power of a class of shares, or the number of its votes per share, except where cumulative voting provisions govern the number of votes per share for election of directors and Galen's proposal involves a change in the number of its directors by not more than 10% or not more than one;

          (11) changes existing quorum requirements with respect to shareholder meetings;

          (12) authorizes issuance of ordinary shares, or options to purchase ordinary shares, to directors, officers, or employees in an amount which exceeds 10% of the total amount of the class outstanding, and when no plan is amended to extend its duration, Galen shall factor into the calculation the number of ordinary shares that remain available for issuance, the number of ordinary shares subject to outstanding options and any ordinary shares being added; should there be more than one plan being considered at the same meeting, all ordinary shares are aggregated;

          (13) authorizes (a) a new profit-sharing or special remuneration plan, or a new retirement plan, the annual cost of which will amount to more than 10% of average annual income before taxes for the preceding five years, or
     (b) the amendment of an existing plan which would bring its costs above 10% of such average annual income before taxes and should there be more than one plan being considered at the same meeting, all costs are aggregated; exceptions may be made in cases of retirement plans based on agreement or negotiations with labor unions or which have been or are to be approved by such unions and any related retirement plan for benefit of non-union employees having terms substantially equivalent to the terms of such union-negotiated plan, which is submitted for action of stockholders concurrently with such union-negotiated plan;

          (14) changes the purposes of powers of Galen to an extent which would permit it to change a materially different line of business and it is Galen' s stated intention to make such a change;

          (15) authorizes the acquisition of property, assets, or a company, where the consideration to be given has a fair value of 20% or more of the market value of the previously outstanding shares;

          (16) authorizes the sale or other disposition of assets or earning power of 20% or more of those existing prior to the transaction;

          (17) authorizes a transaction not in the ordinary course of business in which an officer, director or substantial security holder has a direct or indirect interest; or

          (18) reduces earned surplus by 51% or more, or reduces earned surplus to an amount less than the aggregate of three years' ordinary share dividends computed at the current dividend rate.

     There can be no assurance that the registered holder of ADRs generally or any bolder in particular will receive the notice described in this paragraph sufficiently prior to the date established by the depositary for the receipt of instructions to ensure that the depositary will in fact receive such instructions on or before such date.

REPORTS AND OTHER COMMUNICATIONS

     The depositary will make available for inspection by registered holders of ADRs at its corporate trust office any reports and communications, including proxy soliciting material received from Galen, which are both (1) received by the depositary as the holder of the deposited securities and (2) made generally available to the holders of such ordinary shares or other deposited securities by Galen. The depositary will also send to the registered holders of ADRs copies of such reports and communications furnished by Galen pursuant to the deposit agreement.

                                     III-20

     Any such reports and communications furnished to the depositary by Galen will be furnished in English when so required pursuant to any regulations of the Securities and Exchange Commission.

AMENDMENT AND TERMINATION OF THE DEPOSIT AGREEMENT

     The form of ADRs and any provisions of the deposit agreement may at any time and from time to time be amended by agreement between Galen and the depositary deemed necessary or desirable without the consent of the registered holders of ADRs or owners of a beneficial interest in book-entry ADRs; provided, however, that any amendment that imposes or increases any fees or charges, other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses, or which otherwise prejudices any substantial existing right of registered holders of ADRs, will not take effect with respect to outstanding ADRs until the expiration of 30 days after notice of any amendment given to the registered holders of outstanding ADRs. Every registered holder, at the time any amendment becomes effective, will be deemed, by continuing to hold such ADR, to consent and agree to such amendment and to be bound by the deposit agreement as amended thereby. In no event will such amendment impair the right of the registered holder of any ADR to surrender such ADR and receive therefor the deposited securities represented thereby, except to comply with mandatory provisions of applicable law.

     The depositary will at any time at the direction of Galen terminate the deposit agreement by mailing notice of such termination to the owners of the ADRs then outstanding at least 90 days prior to the date fixed in such notice for such termination. The depositary may likewise terminate the deposit agreement by mailing notice of such termination to Galen and the registered holders of all ADRs outstanding if, at any time after 90 days have expired after the depositary has delivered to Galen a written notice of its election to resign and a successor depositary has not been appointed and accepted such appointment, in accordance with the terms of the deposit agreement. If any ADRs remain outstanding after the date of termination of the deposit agreement, the depositary thereafter shall discontinue the registration of transfers of ADRs, will suspend the distribution of dividends to the registered holders thereof and will not give any further notices or perform any further acts under the deposit agreement, except the collection of dividends and other distributions pertaining to the deposited securities, the sale of rights and other property and the delivery of other deposited securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for surrendered ADRs, after deducting, in each case, the fee of the depositary for the surrender of an ADR and other expenses set forth in the deposit agreement and any applicable taxes or governmental charges. At any time after the expiration of one year from the date of termination, the depositary may sell the deposited securities then held thereunder and hold uninvested the net proceeds of such sale, together with any other cash, unsegregated and without liability for interest, for the pro rata benefit of the registered holders of ADRs that have not theretofore surrendered their ADRs, such registered holders thereupon becoming general creditors of the depositary with respect to such net proceeds. After making such sale, the depositary will be discharged from all obligations under the deposit agreement, except to account for net proceeds and other cash, after deducting, in each case, the fee of the depositary and other expenses set forth in the deposit agreement for the surrender of an ADR and any applicable taxes or other governmental charges.

CHARGES OF DEPOSITARY

     The depositary will charge any party depositing or withdrawing ordinary shares or any party surrendering ADRs or to whom ADRs are issued, including, without limitation, issuance pursuant to a stock dividend or stock split declared by Galen or an exchange of stock regarding the ADRs or deposited securities or a distribution of ADRs pursuant to the deposit agreement, where applicable:

          (1) a fee not in excess of $5.00 per 100 ADSs, or portion thereof, for the execution and delivery of ADRs pursuant to the deposit agreement, and the surrender of ADRs pursuant to the deposit agreement;

          (2) taxes and other governmental charges;

          (3) such registration fees as may from time to time be in effect for the registration of transfers of shares generally on the share register of Galen or foreign registrar and applicable to transfers of shares to
                                     III-21
     the name of the depositary or its nominee or the custodian or its nominee on the making of deposits or withdrawals;

          (4) such cable, telex and facsimile transmission expenses as are expressly provided in the deposit agreement;

          (5) such expenses as are incurred by the depositary in the conversion of foreign currency pursuant to the deposit agreement;

          (6) a fee not in excess of $0.02 per ADS, or portion thereof, for any distribution of proceeds of a sale of shares, rights or property made pursuant to the deposit agreement;

          (7) a fee for the distribution of securities pursuant to the deposit agreement, such fee being in an amount equal to the fee for the execution and delivery of ADS s referred to above which would have been charged as a result of the deposit of such securities, for purposes of this clause 7 treating all such securities as if they were ordinary shares, but which securities are instead distributed by the depositary to registered holders of ADRs; and

          (8) a fee not in excess of $1.50 per certificate for an ADR or ADRs for transfers made pursuant to the deposit agreement.

     The depositary may, subject to the provisions of the deposit agreement, own and deal in any class of securities of Galen and its affiliates and in ADRs.

LIABILITY OF OWNER FOR TAXES

     If any tax or other governmental charge shall become payable by the custodian or the depositary with respect to any ADR or any deposited securities represented by any ADRs, such tax or other governmental charge will be payable by the registered holder of an ADR or owner of a beneficial interest in book-entry ADRs to the depositary. The depositary may refuse to effect any transfer of such ADR or any withdrawal of deposited securities evidenced by such ADR until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the registered holder of an ADR or owner of a beneficial interest in book-entry ADRs thereof any part or all of the deposited securities evidenced by such ADR and may apply such dividends, other distributions or the proceeds of any such sale to pay any such tax or other governmental charge and the registered holder of an ADR or owner of a beneficial interest in book-entry ADRs will remain liable for any deficiency.

GENERAL

     Neither the depositary nor Galen nor any of their respective directors, employees, agents or affiliates will be liable to any registered holder of an ADR or owner of a beneficial interest in book-entry ADRs, if by reason of any provision of any present or future law or regulation of the United States, the United Kingdom or any other country, or of any other governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Memorandum and Articles of Association of Galen, or by reason of any provision of any securities issued or distributed by Galen, or any offering or distribution thereof, or by reason of any act of God or war or other circumstances beyond its control, the depositary or Galen shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of the deposit agreement or deposited securities it is provided will be done or performed; nor will the depositary or Galen or any of their respective directors, employees, agents or affiliates incur any liability to any registered holder of an ADR or owner of a beneficial interest in book-entry ADRs by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the deposit agreement it is provided will or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for under the deposit agreement Where, by the terms of a distribution pursuant to the deposit agreement or an offering or distribution pursuant to the deposit agreement, or for any other reason, such distribution or offering may not be made available to registered holders of ADRs, and the depositary may not dispose of such distribution or offering on behalf of such

                                     III-22
registered holders of ADRs and make the net proceeds available to such registered holders of ADRs, then the depositary will not make such distribution or offering, and will allow the rights, if applicable, to lapse.

     Galen and the depositary assume no obligation nor will they be subject to any liability under the deposit agreement to registered holders of ADRs or owners of a beneficial interest in book-entry ADRs, except that they agree to perform their respective obligations specifically set forth under the deposit agreement without negligence or bad faith.

     The depositary will keep books at its corporate trust office for the registration and transfer of ADRs, which at all reasonable times will be open for inspection by the registered holders of ADRs, provided that such inspection will not be for the purpose of communication with registered holders of ADRs in the interest of a business or object other than the business of Galen or a matter related to the deposit agreement or the ADRs. The ADRs are transferable on the books of the depositary, provided that the depositary may close the transfer books at any time or from time to time when deemed expedient by it in connection with the performance of its duties under the deposit agreement. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any ADR or withdrawal of any deposited securities, the depositary, the custodian or the registrar may require payment from the person presenting the ADR or the depositor of the ordinary shares of a sum sufficient to reimburse it for any tax or other governmental charge and any stock, transfer or registration fee with respect thereto, including any such tax or charge and fee with respect to ordinary shares being deposited or withdrawn, and payment of any applicable fees payable by the registered holders of ADRs and owners of beneficial interests in book-entry ADRs. The depositary may refuse to deliver ADRs, to register the transfer of any ADR or to make any distribution on, or related to, ordinary shares until it has received such proof of citizenship or residence, exchange control approval, or other information as it may deem necessary or proper. The delivery, transfer, registration of transfer of outstanding ADRs and surrender of ADRs generally may be suspended or refused during any period when the transfer books of the depositary are closed or if any such action is deemed necessary or advisable by the depositary or Galen at any time or from time to time.

     The depositary may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of ADRs at designated transfer offices on behalf of the depositary In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by registered holders of ADRs or persons entitled to ADRs and will be entitled to protection and indemnity to the same extent as the depositary.

GOVERNING LAW

     The deposit agreement is governed by the laws of the State of New York.

                                     III-23

                                  CHAPTER FOUR

                    ADDITIONAL INFORMATION FOR SHAREHOLDERS

MARKET PRICE INFORMATION

     Warner Chilcott's ordinary shares are quoted on the Nasdaq National Market in the form of American Depositary Shares, which are evidenced by American Depositary Receipts under the symbol "WCRX." The ordinary shares are not traded on the Irish Stock Exchange or any other exchange. The deferred shares are not traded on any exchange.

     Galen's ordinary shares are listed on the London Stock Exchange under the symbol "GAL," and on the Irish Stock Exchange under the symbol "GAL."

     The following table sets forth the high and low sales prices per share of:

     - Warner Chilcott's ADRs for the periods indicated; and

     - Galen's ordinary stock,

as quoted on the Nasdaq National Market and the London Stock Exchange, respectively, for the periods indicated.

                                    WARNER CHILCOTT
                                    ORDINARY SHARES                GALEN ORDINARY SHARES
                                  --------------------      -----------------------------------
                                   HIGH          LOW             HIGH                 LOW
                                  -------      -------      ---------------      --------------
                                    ($)          ($)         (L)      ($)         (L)      ($)
1998:
  First Quarter...............    12.5000       9.5000      5.235     7.710      3.455    5.089
  Second Quarter..............    12.6250       9.2500      5.275     7.769      4.150    6.112
  Third Quarter(1)............    11.5000       5.8750      4.375     6.444      4.375    6.444
  Fourth Quarter..............    10.2500       5.5000      4.975     7.327      3.375    4.971
1999:
  First Quarter...............     9.7500       4.7500      5.450     8.027      4.475    6.591
  Second Quarter..............     9.0000       5.6250      5.425     7.990      4.650    6.849
  Third Quarter...............     8.7500       7.0000      5.775     8.505      4.850    6.701
  Fourth Quarter..............    10.1875       7.6250      6.675     9.831      5.050    7.438
2000:
  First Quarter...............    17.5625       8.3750      7.650    11.267      5.050    7.438
  Second Quarter (through May
     24, 2000)................    20.6875      12.1250      6.925    10.199      5.175    7.622

---------------
(1) During this period, the ordinary shares of Galen were suspended from trading on the London Stock Exchange following the announcement of an intended merger with Ferring Pharmaceuticals in accordance with the listing rules of the London Stock Exchange.

     On May 3, 2000, the last trading day before public announcement of the execution of the transaction, the closing mid-market price of Warner Chilcott's ADRs was $18.00 per share and the closing mid-market price of Galen's ordinary shares was 612.5p ($9.58) per share, as quoted on the Nasdaq National Market and the London Stock Exchange, respectively. On May 24, 2000, the closing price of Warner Chilcott's ADRs was $17.875 per share and the closing mid-market price of Galen's ordinary shares was 530p per share.

DIVIDEND HISTORY

     Warner Chilcott has not declared or paid any cash dividends on its share capital for the periods presented. Galen has paid total dividends of L0, L979,000 ($1,441,871) and L1,648,000, ($2,427,174) in each of its fiscal years ended September 30, 1997, 1998 and 1999. ANY DETERMINATION TO PAY DIVIDENDS IN THE FUTURE WILL BE AT

THE DISCRETION OF THE GALEN BOARD OF DIRECTORS AND WILL BE DEPENDENT UPON GALEN'S RESULTS OF OPERATIONS, FINANCIAL CONDITION, CAPITAL EXPENDITURES, WORKING CAPITAL REQUIREMENTS, ANY CONTRACTUAL RESTRICTIONS AND OTHER FACTORS DEEMED RELEVANT BY ITS BOARD OF DIRECTORS.

     SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR WARNER CHILCOTT'S ADRS AND GALEN'S ORDINARY SHARES.

CURRENCIES AND EXCHANGE RATES

     Galen publishes its financial statements in pounds sterling. Warner Chilcott publishes its financial statements in US Dollars. In this proxy statement, references to "pounds sterling", "L", "p" or "pence" are to the currency of the United Kingdom, and references to "US Dollars", "$" or "c" are to the currency of the United States. Where this proxy statement contains translations of pound sterling amounts into US dollar amounts, solely for your convenience, unless otherwise indicated, the translations have been made at L1.00 = $1.4728, which was the noon buying rate in The City of New York for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate") on May 23, 2000. You should not construe these translations as representations that the pound sterling amounts actually represent such US dollar amounts or could have been or could be converted into US dollars at the rates indicated or at any other rates.

     The table below sets forth, for the periods and dates indicated, information concerning the noon buying rates for pounds sterling expressed in US dollars per pound. Fluctuations in the exchange rate between the pound sterling and the US dollar will affect, among other things, the US dollar equivalent of the pound price of the shares of the London Stock Exchange, which is likely to affect the market price of the ADSs.

                                                                                             END
                                                                                              OF
YEAR ENDED DECEMBER 31,                                HIGH    LOW     PERIOD AVERAGE(1)    PERIOD
-----------------------                                ----    ----    -----------------    ------
  1995...............................................  1.53    1.64          1.55            1.58
  1996...............................................  1.50    1.71          1.57            1.71
  1997...............................................  1.58    1.71          1.64            1.65
  1998...............................................  1.62    1.72          1.66            1.66
  1999...............................................  1.55    1.68          1.61            1.61
  2000 (to May 23, 2000).............................  1.48    1.65          1.57            1.48

     (1) The average of the exchange rates on the last day of each month during the applicable period.

WHERE YOU CAN FIND MORE INFORMATION

     Warner Chilcott files annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and other information with the Commission. You may read and copy any reports, statements or other information that Warner Chilcott files at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Such filings are also available to the public from commercial document retrieval services. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549. In addition, Warner Chilcott is required to file electronic versions of such material with the Commission through the Commission's Electronic Data and Gathering, Analysis and Retrieval (EDGAR) system. The Commission maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Warner Chilcott ADRs are quoted on the Nasdaq National Market under the symbol "WCRX".

     Galen files their annual report and accounts, interim financial statements and other information with the Registrar of Companies in Northern Ireland. Such filings are available to the public from commercial document retrieval services. Copies of such material can also be obtained at prescribed rates from Companies House, Belfast, Northern Ireland.

     Warner Chilcott has supplied all information contained in this proxy statement relating to Warner Chilcott, and Galen has supplied all such information relating to Galen.

     Documents that we make reference to herein are available from us without charge, excluding all exhibits unless we have specifically made reference to an exhibit in this proxy statement. Shareholders may obtain such documents by requesting them in writing or by telephone at the following addresses:

Warner Chilcott PLC                Galen Holdings PLC
80 Corporate Centre                Seagoe Industrial Estate
100 Enterprise Drive               Craigavon
Suite 280                          Northern Ireland BT63 5UA
Rockaway                           Attention: Company Secretary
New Jersey 07866
Attention: Investor Relations

     If you would like to request documents from us, please do so by , 2000 to receive them before the meetings.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS BROUGHT BEFORE THE MEETINGS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT
IS DATED             , 2000. YOU SHOULD NOT ASSUME THAT THE INFORMATION
CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE PROXY STATEMENT TO THE SHAREHOLDERS NOR THE COMPLETION OF THE TRANSACTION SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                                  CHAPTER FIVE

                              FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
WARNER CHILCOTT PUBLIC LIMITED COMPANY
Audited Consolidated Financial Statements:
Independent Auditors' Report................................   F-2
Statement of Independent Chartered Accountants..............   F-3
Consolidated Balance Sheets as of December 31, 1999 and
  1998......................................................   F-4
Consolidated Statements of Operations for the years ended
  December 31, 1999, 1998 and 1997..........................   F-5
Consolidated Statements of Shareholders' Equity for the
  years ended December 31, 1999, 1998 and 1997..............   F-6
Consolidated Statements of Cash Flows for the years ended
  December 31, 1999, 1998 and 1997..........................   F-7
Notes to Consolidated Financial Statements..................   F-8
Financial Statement Schedule: Valuation and Qualifying
  Accounts..................................................  F-24
Consolidated Financial Statements (unaudited):
Consolidated Balance Sheet as of March 31, 2000.............  F-25
Consolidated Statements of Operations for the Three Months
  Ended March 31, 2000 and 1999.............................  F-26
Consolidated Statements of Cash Flows for Three Months Ended
  March 31, 2000 and 1999...................................  F-27
Notes to the Unaudited Consolidated Financial Statements....  F-28

OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON (A SUBSIDIARY
  OF BRISTOL-MYERS SQUIBB COMPANY)
Independent Auditors' Report................................  F-34
Historical Statements of Net Sales and Product Contribution
  for the Years Ended December 31, 1999, 1998 and 1997......  F-35
Notes to the Historical Statements of Net Sales and Product
  Contribution..............................................  F-36

GALEN HOLDINGS PUBLIC LIMITED COMPANY
Independent Auditors' Report................................  F-38
Consolidated Profit and Loss Accounts.......................  F-39
Reconciliation of Movements in Shareholders' Funds..........  F-40
Consolidated Statement of Total Recognized Gains and
  Losses....................................................  F-40
Cumulative Foreign Currency Translation Differences.........  F-40
Consolidated Balance Sheets.................................  F-41
Consolidated Cash Flow Statements...........................  F-42
Notes to the Accounts.......................................  F-43

BARTHOLOMEW RHODES LIMITED (A SUBSIDIARY OF GALEN)
Report of the Auditors......................................  F-79
Profit and Loss Account for the Year Ended March 31, 1999...  F-81
Cash Flow Statement for the Year Ended March 31, 1999.......  F-82
Notes to the Financial Statements...........................  F-83

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
  Warner Chilcott Public Limited Company

     We have audited the accompanying consolidated balance sheets of Warner Chilcott Public Limited Company and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, shareholders' equity, and cash flows for the years then ended. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedule as listed in the accompanying index. These consolidated financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

     We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Warner Chilcott Public Limited Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with United States generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

KPMG LLP
Short Hills, New Jersey
February 22, 2000

                 STATEMENT OF INDEPENDENT CHARTERED ACCOUNTANTS

To the Directors and Shareholders of
  Warner Chilcott Public Limited Company

     We have audited the accompanying consolidated statements of operations, shareholders' equity and cash flows of Warner Chilcott Public Limited Company and subsidiaries for the year ended December 31, 1997. In connection with our audit of the consolidated financial statements, we have also audited the financial statement schedule as listed in the accompanying index. These consolidated financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Warner Chilcott Public Limited Company and subsidiaries for the year ended December 31, 1997, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, based on our audit, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

KPMG
Chartered Accountants
Dublin, Ireland
February 24, 1998

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                          CONSOLIDATED BALANCE SHEETS
                         (IN THOUSANDS OF U.S. DOLLARS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                1999         1998
                                                              ---------    --------
ASSETS
  Current Assets:
     Cash and cash equivalents..............................  $  50,954    $ 43,133
     Accounts receivable, net...............................     11,526      18,050
     Inventories............................................      4,025      13,099
     Prepaid expense and other assets.......................        915       7,403
                                                              ---------    --------
          Total current assets..............................     67,420      81,685
                                                              ---------    --------
  Fixed Assets:
     Equipment, furniture and fixtures, net.................      1,177       1,076
  Intangible assets, net....................................     63,865      74,256
                                                              ---------    --------
          Total assets......................................  $ 132,462    $157,017
                                                              =========    ========
LIABILITIES
  Current Liabilities:
     Accounts payable.......................................  $   3,204    $  8,833
     Accrued liabilities....................................      7,438       6,254
     Due to Elan Corporation, plc and subsidiaries..........        262       7,697
                                                              ---------    --------
          Total current liabilities.........................     10,904      22,784
                                                              ---------    --------
  Other Liabilities:
     Working capital facility...............................     12,098      20,393
     Long-term debt.........................................     10,476       8,897
                                                              ---------    --------
          Total liabilities.................................     33,478      52,074
                                                              ---------    --------
SHAREHOLDERS' EQUITY
  Ordinary Shares, par value $.05 per share; 50,000,000
     shares authorized, 12,377,034 shares issued and
     outstanding at December 31, 1999, and 12,366,808 issued
     and outstanding at December 31, 1998...................        619         618
  Deferred Shares, par value IRL1 per share; 30,000 shares
     authorized, 30,000 shares issued and outstanding at
     December 31, 1999 and December 31, 1998................         45          45
  Additional paid-in capital................................    209,062     208,939
  Accumulated deficit.......................................   (110,279)   (103,578)
  Deferred compensation.....................................       (463)     (1,081)
                                                              ---------    --------
          Total shareholders' equity........................     98,984     104,943
                                                              ---------    --------
          Total liabilities and shareholders' equity........  $ 132,462    $157,017
                                                              =========    ========

          See accompanying notes to consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

                                                               YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
                                                          1999           1998           1997
                                                       -----------    -----------    ----------
REVENUES
  Branded product sales..............................  $    34,813    $    16,440    $    8,322
  Generic product sales..............................       13,767         31,405        67,505
  Marketing alliance and other revenue...............       25,455         17,049            --
                                                       -----------    -----------    ----------
          Total revenues.............................       74,035         64,894        75,827
                                                       -----------    -----------    ----------
OPERATING EXPENSES
  Cost of goods sold.................................       27,704         34,230        62,863
  Selling, general and administrative................       46,409         41,709        23,618
  Depreciation and amortization......................        5,520          5,621         5,458
  Research and development...........................        3,100          3,241         6,526
                                                       -----------    -----------    ----------
          Total operating expenses...................       82,733         84,801        98,465
                                                       -----------    -----------    ----------
OPERATING LOSS.......................................       (8,698)       (19,907)      (22,638)
                                                       -----------    -----------    ----------
OTHER INCOME (EXPENSE)
  Interest income....................................        2,264          2,622         1,524
  Interest expense...................................       (3,011)        (3,012)       (7,260)
  Gain on sale of assets.............................        2,744             --            --
                                                       -----------    -----------    ----------
          Total other income (expense)...............        1,997           (390)       (5,736)
                                                       -----------    -----------    ----------
LOSS BEFORE TAXES....................................       (6,701)       (20,297)      (28,374)
                                                       -----------    -----------    ----------
Income taxes.........................................           --             --            --
                                                       -----------    -----------    ----------
NET LOSS.............................................  $    (6,701)   $   (20,297)   $  (28,374)
                                                       ===========    ===========    ==========
Net loss per ordinary share
  Basic and Diluted..................................  $     (0.54)   $     (1.64)   $    (3.39)
                                                       ===========    ===========    ==========
Weighted average ordinary shares outstanding.........   12,367,706     12,366,808     8,359,623
                                                       ===========    ===========    ==========

          See accompanying notes to consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                         (IN THOUSANDS OF U.S. DOLLARS)

                                                            DEFERRED   ADDITIONAL
                                     NUMBER OF     SHARE     SHARE      PAID-IN     ACCUMULATED     DEFERRED
                                       SHARES     CAPITAL   CAPITAL     CAPITAL       DEFICIT     COMPENSATION    TOTAL
                                     ----------   -------   --------   ----------   -----------   ------------   --------
BALANCE AT DECEMBER 31, 1996.......   4,764,563    $238       $45       $ 82,807     $ (54,907)     $    --      $ 28,183
  Stock issued for cash............   4,775,000     239        --         82,267            --           --        82,506
  Issue expenses...................          --      --        --         (7,918)           --           --        (7,918)
  Conversion of senior subordinated
    notes into ordinary shares.....   2,827,245     141        --         49,336            --           --        49,477
  Stock compensation...............          --      --        --          2,470            --       (2,470)           --
  Stock compensation expense.......          --      --        --             --            --          772           772
  Net loss.........................          --      --        --             --       (28,374)          --       (28,374)
                                     ----------    ----       ---       --------     ---------      -------      --------
BALANCE AT DECEMBER 31, 1997.......  12,366,808     618        45        208,962       (83,281)      (1,698)      124,646
  Issue expenses...................          --      --        --            (23)           --           --           (23)
  Stock compensation expense.......          --      --        --             --            --          617           617
  Net loss.........................          --      --        --             --       (20,297)          --       (20,297)
                                     ----------    ----       ---       --------     ---------      -------      --------
BALANCE AT DECEMBER 31, 1998.......  12,366,808    $618       $45       $208,939     $(103,578)     $(1,081)     $104,943
  Stock option/warrant exercises
    and miscellaneous capital......      10,226       1        --             39            --           --            40
  Stock compensation expense.......          --      --        --             84            --          618           702
  Net loss.........................          --      --        --             --        (6,701)          --        (6,701)
                                     ----------    ----       ---       --------     ---------      -------      --------
BALANCE AT DECEMBER 31, 1999.......  12,377,034    $619       $45       $209,062     $(110,279)     $  (463)     $ 98,984
                                     ==========    ====       ===       ========     =========      =======      ========

          See accompanying notes to consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (IN THOUSANDS OF U.S. DOLLARS)

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                               1999        1998        1997
                                                             --------    --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss.................................................  $ (6,701)   $(20,297)   $(28,374)
  Adjustments to reconcile net loss to net cash provided by
     (used in) operating activities
     Depreciation and amortization.........................     5,520       5,621       5,458
     Accretion of loan discount............................        --         995       4,174
     Deferred financing cost write-off.....................        --          --       1,069
     Stock compensation expense............................       702         617         772
     (Gain) loss on sale of assets.........................    (2,744)         --          98
     Notes issued in lieu of cash interest payments........     1,579          --          --
     Changes in assets and liabilities:
       Decrease (increase) in accounts receivable, prepaid
          expense and other assets.........................    12,562      (3,455)     (1,326)
       Decrease in inventories.............................     6,396       3,076       7,125
       (Decrease) increase in accounts payable and accrued
          liabilities......................................    (4,445)     (4,324)      5,327
                                                             --------    --------    --------
          Net cash provided by (used in) operating
            activities.....................................    12,869     (17,767)     (5,677)
                                                             --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sale of assets.............................    11,000          --       1,168
  Purchase of intangible assets............................        --          --     (12,389)
  Purchase of fixed assets.................................      (358)       (175)       (495)
                                                             --------    --------    --------
          Net cash provided by (used in) investing
            activities.....................................    10,642        (175)    (11,716)
                                                             --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Working capital facility (repayment) proceeds, net.......    (8,295)     20,393          --
  Short-term debt repayment................................        --     (14,511)     (2,343)
  (Repayment) proceeds -- Elan Corporation, plc............    (7,435)      2,430      (4,729)
  Net proceeds from issuance of share capital..............        40         (23)     74,588
                                                             --------    --------    --------
          Net cash (used in) provided by financing
            activities.....................................   (15,690)      8,289      67,516
                                                             --------    --------    --------
Net increase (decrease) in cash and cash equivalents.......     7,821      (9,653)     50,123
  Cash and cash equivalents, beginning of year.............    43,133      52,786       2,663
                                                             --------    --------    --------
  Cash and cash equivalents, end of year...................  $ 50,954    $ 43,133    $ 52,786
                                                             ========    ========    ========
  Cash paid for interest...................................  $  1,328    $  1,542    $  1,395
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

1.  GENERAL

     Warner Chilcott Public Limited Company ("Warner Chilcott" or the "Company") is an Irish company with operations in Dublin, Ireland and Rockaway, NJ, USA. The Company's consolidated financial statements include the financial statements for Warner Chilcott Public Limited Company and all of its subsidiaries and are prepared in U.S. dollars in conformity with United States generally accepted accounting principles.

     The Company is engaged in the development, marketing, sale and distribution of branded prescription pharmaceutical products in the United States. Warner Chilcott's primary focus is the women's health care market, with a continued presence in the cardiology and dermatology markets. All of the Company's branded products are promoted by the Company's sales force. The Company manages and operates its business as one segment and the majority of its operating revenues were generated in the United States.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The accounting policies followed in the preparation of the accompanying consolidated financial statements are in conformity with generally accepted accounting principles in the United States.

  (a) Basis of consolidation

     The consolidated financial statements include the accounts of Warner Chilcott Public Limited Company and its subsidiaries. Significant intercompany transactions and balances have been eliminated.

  (b) Estimates and assumptions

     The preparation of financial statements in accordance with United States generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

  (c) Financial instruments

     The Company considers all liquid interest-earning investments with original maturities of ninety days or less to be cash equivalents. Investments with maturities between ninety days and one year are considered short-term investments. Cash and short-term investments are stated at cost plus accrued interest, which approximates market value. From time to time, the Company pledges cash and equivalents as collateral for borrowings under its working capital facility. (See Note 8)

  (d) Inventories

     Inventories are valued at the lower of cost or market. Cost is determined principally on the basis of first-in, first-out or standards, which approximate average cost.

  (e) Equipment, furniture and fixtures

     Equipment, furniture and fixtures are stated at cost, net of accumulated depreciation. Depreciation is computed on the straight-line basis over the estimated useful lives of the various assets (primarily five years or the life of the lease or leasehold improvement).

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

  (f) Intangible assets

     Purchased goodwill and other intangible assets resulting from business acquisitions are carried at cost and are amortized over their estimated useful lives, which range between 5 and 20 years. Where events or circumstances are present which indicate that the carrying amount of an intangible asset may not be recoverable, the Company estimates the future undiscounted cash flows expected to result from use of the asset and its eventual disposition. Where future undiscounted cash flow is less than the carrying amount of the asset, the Company will recognize an impairment loss. Otherwise, no loss is recognized.

  (g) Revenue recognition

     Revenue from sales is recognized upon shipment of product to the customer. The Company warrants products against defects and for specific quality standards, permitting the return of products under certain circumstances. Sales are recorded net of deductions for cash discounts, sales returns, customer rebates and pricing adjustments. Revenue from marketing alliances is recognized when earned under the terms of the associated contracts.

  (h) Research and development

     Research and development costs are expensed as incurred.

  (i) Foreign currency transactions

     The Company's financial statements are prepared in U.S. dollars. In general, the Company's operating and other business transactions are denominated in U.S. dollars. Accordingly, the Company's exposure to currency fluctuations is limited. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than U.S. dollars are included in the results of operations as incurred.

  (j) Income taxes

     Corporation tax is provided on the results for the year. The Company applies Statement of Financial Accounting Standard ("SFAS") No. 109 "Accounting for Income Taxes," which requires deferred tax assets and liabilities to be recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to be recovered or settled.

  (k) Stock based compensation

     The Company grants stock options for fixed numbers of shares to employees and directors generally with an exercise price equal to the fair value of the shares at the date of grant. The Company accounts for stock option grants to employees and directors in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations, and includes appropriate disclosures as required by SFAS No. 123, "Accounting for Stock-Based Compensation."

  (l) Impairment of long-lived assets and long-lived assets to be disposed of

     SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of" requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

not be recoverable. The application of this Statement did not have any impact on the Company's consolidated financial statements.

  (m) Net loss per ordinary share

     The Company calculates net loss per ordinary share in accordance with the provisions of SFAS No. 128, "Earnings Per Share." Net loss and weighted average shares outstanding used for computing diluted loss per share were the same as that used for computing basic loss per share for each of the years ended December 31, 1999, 1998 and 1997. Stock options and warrants have not been included in the calculation since the inclusion of such shares would be antidilutive (See Notes 9 and 10).

  (n) Comprehensive income

     SFAS No. 130, "Reporting Comprehensive Income" defines comprehensive income as the total change in shareholders' equity during the period other than from transactions with shareholders. For the Company, comprehensive loss is comprised solely of net loss.

3.  ACCOUNTS RECEIVABLE

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
Trade receivables...........................................  $ 5,823    $10,189
Marketing alliance receivables..............................    6,044      8,869
Other non-trade receivables.................................    1,082        559
                                                              -------    -------
                                                               12,949     19,617
Less allowance for doubtful accounts........................    1,423      1,567
                                                              -------    -------
                                                              $11,526    $18,050
                                                              =======    =======

4.  INVENTORIES

                                                                DECEMBER 31,
                                                              -----------------
                                                               1999      1998
                                                              ------    -------
Raw materials...............................................  $   17    $ 1,897
Finishing supplies..........................................       3          3
Work-in-process.............................................     957        932
Finished goods..............................................   3,936     11,597
                                                              ------    -------
                                                               4,913     14,429
Less reserve for obsolescence...............................     888      1,330
                                                              ------    -------
                                                              $4,025    $13,099
                                                              ======    =======

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

5.  EQUIPMENT, FURNITURE AND FIXTURES

                                                                DECEMBER 31,
                                                              ----------------
                                                               1999      1998
                                                              ------    ------
Equipment, furniture and fixtures...........................  $1,924    $1,565
Less accumulated depreciation...............................     747       489
                                                              ------    ------
                                                              $1,177    $1,076
                                                              ======    ======

     Depreciation expense amounted to $258, $247 and $179 for the years ended December 31, 1999, 1998 and 1997, respectively.

6.  INTANGIBLE ASSETS

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
Goodwill....................................................  $29,624    $29,624
Tradename and other intangibles.............................   52,189     58,389
                                                              -------    -------
                                                               81,813     88,013
Less accumulated amortization...............................   17,948     13,757
                                                              -------    -------
                                                              $63,865    $74,256
                                                              =======    =======

     Amortization expense amounted to $5,262, $5,374 and $5,279 for the years ended December 31, 1999, 1998, and 1997, respectively.

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used to estimate the fair value of each material class of financial instrument:

          Cash, cash equivalents and accounts receivable carrying amount approximates fair value due to the short-term maturities of these instruments.

          Other creditors and due to Elan carrying amount approximates fair value due to the short term maturities of these instruments.

          Long-term debt and working capital facility carrying amount approximates fair value based on market comparables.

     The Company invests its cash in U.S. government securities and debt instruments of financial institutions and corporations with investment grade credit ratings. The Company has established guidelines relative to diversification and maturities that are designed to help ensure safety and liquidity.

8.  DEBT

  Working Capital Facility

     On March 30, 1998 Warner Chilcott, Inc., the Company's U.S. operating subsidiary ("WCI"), entered into a $30,000 revolving credit facility and security agreement with a syndicate of banks led by PNC Business Credit ("the "PNC facility"). The facility expires in March 2001. The PNC facility replaced a facility provided by Bankers Trust Commercial Corporation.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

     The PNC facility is collateralized by substantially all of the assets of WCI including cash balances, accounts receivable, inventory, fixed assets and other intangible assets. Availability under the credit facility is based upon the balances of qualified collateral, primarily accounts receivable, inventory and certain cash balances. Under the credit agreement, WCI is required to maintain a minimum balance of shareholders' equity. At December 31, 1999 the Company was in compliance with the covenants of the PNC facility. Warner Chilcott, plc, Warner Chilcott Ireland Limited, and Warner Chilcott Limited (Bermuda) have also pledged certain assets and financial support for the facility.

     Interest on outstanding borrowings accrues at either PNC's Base Rate or LIBOR plus one and three-quarter percent. In addition, the Company pays a commitment fee equal to three-eighths of one percent on the unused portion of the facility. Interest expense related to the PNC and predecessor credit facilities in 1999, 1998 and 1997, including commitment fees, were $1,592, $1,735 and $1,761, respectively.

  Senior Subordinated Discount Notes

     In April 1996 WCI issued $69,000 principal amount of Senior Subordinated Discount Notes ("Notes") due 2001 at a 30% discount to the principal amount. Gross proceeds to WCI amounted to $48,300, which were utilized to fund the acquisition of the Warner-Lambert division. The Notes are unsecured and rank subordinate in right of payment to all senior indebtedness of WCI. The Notes are redeemable at the option of WCI, in whole or in part, at any time prior to maturity at redemption prices equal to 105% of the principal amount of the Notes plus accrued interest. The discount on the Notes was amortized to interest expense at a rate of 14.8%, compounded semi-annually.

     In June 1997 the Company offered all holders of the Notes the right to exchange Notes for newly issued Convertible Senior Subordinated Discount Notes ("the Convertible Notes") and detachable warrants to purchase Ordinary Shares of the Company. The holders of 87% of the principal amount of the Notes accepted the offer and the Company issued $49,477 of Convertible Notes and detachable warrants in exchange for $49,477 of Notes. The conversion price for the Convertible Notes, the number of shares subject to the detachable warrants and the exercise price of the warrants were ultimately determined by the price at which the Company sold shares in its IPO in August 1997. Following the exchange, the Company exercised an option to convert the Convertible Notes into Ordinary Shares. The net result of the exchange of Notes for Convertible Notes and detachable warrants and the subsequent conversion of the Convertible Notes into shares was that the Company issued 2,827,245 Ordinary Shares and warrants to purchase an aggregate 141,362 Ordinary Shares exercisable at $17.50 per share.

     At October 25, 1998 the discount on the Notes was fully amortized and the Notes were carried at 100% of their principal amount. Beginning October 25, 1998, interest began to accrue on the Notes at a rate of 16.8% per annum paid semi-annually on each April 30th and October 31st. At its sole discretion, the Company may issue additional Notes in lieu of cash payment of any or all interest due on the Notes. The Company issued additional Notes in payment of the interest installments due April 30, 1999 and October 31, 1999.

     The table below shows the components of long-term debt as of December 31, 1999 and 1998:

                                                                DECEMBER 31,
                                                              -----------------
                                                               1999       1998
                                                              -------    ------
Principal, beginning of year................................  $ 8,897    $6,228
Accreted interest...........................................       --     2,669
Notes issued for interest payments..........................    1,579        --
                                                              -------    ------
                                                              $10,476    $8,897
                                                              =======    ======

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

9.  SHARE CAPITAL

  Ordinary Shares

     In August 1997 the Company completed its initial public offering (the "IPO") selling 3,500,000 shares at an issue price of $17.50 per Ordinary Share. Concurrent with the IPO, Barr Laboratories Inc. purchased 250,000 Ordinary Shares in a private placement at an issue price of $16.275 per share that equated to the IPO issue price net of underwriting discounts and commissions. Also, at the time of the IPO, Elan Corporation, plc exercised a warrant to purchase 500,000 Ordinary Shares at a price of $16.00 per share. In September 1997 the underwriters of the Company's IPO exercised an option to cover over-allotments and purchased an additional 525,000 Ordinary Shares from the Company at a price of $17.50 per share less underwriting discounts and commissions. The net proceeds to the Company of the IPO and related financings totaled $74,588.

     In 1997 the Company issued 2,827,245 Ordinary Shares and 141,362 detachable warrants in exchange for Convertible Senior Subordinated Discount Notes (See
Note 8).

  Deferred Shares

     Holders of Deferred Shares will not be entitled to receive dividends or to receive notice of or be represented at shareholder meetings of the Company or to vote at such meetings. On liquidation or a winding up of the Company the holders of Deferred Shares will be entitled to receive the par value of the Deferred Shares after the holders of the Ordinary Shares have received the par value of the Ordinary Shares but shall not be entitled to otherwise participate in the assets which are available for distribution.

  Warrants Issued In Connection With Financing Activities

     The Company from time to time has issued warrants in connection with various financing activities.

     On September 30, 1997 the Company issued a five-year warrant to Elan to purchase 150,000 Ordinary Shares at an exercise price of $22.75 per share in conjunction with bridge financing for the purchase of five products from Warner-Lambert Company.

     In connection with Barr's purchase of shares at the time of the IPO, the Company issued to Barr a warrant to purchase up to 250,000 Ordinary Shares exercisable at $16.275 per share. The warrant becomes exercisable as to 62,500 shares during four one-year periods beginning on each of the first, second, third and fourth anniversaries of the IPO. If Barr does not exercise, in full, its right to purchase the 62,500 shares during any one-year period, such portion of the warrant expires. At December 31, 1999, this warrant entitled Barr to purchase 187,500 shares and was exercisable as to 62,500 shares.

     In connection with the acquisition of the Warner-Lambert division in 1996, the Company issued a warrant to Warner-Lambert Company for $672. This warrant entitles Warner-Lambert to purchase 1,130,158 Ordinary Shares of the Company for an aggregate of $18,003. This warrant is exercisable through January 31, 2001.

  Other Warrants

     During 1996 100,000 warrants were issued to an individual who was, at the time, an officer and director of the Company. The exercise price of $20.00 per share was equal to the estimated fair value of the shares on the date of the grant. The warrants are exercisable through June 28, 2001.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

  Other

     In December 1998 Elan Corporation, plc, contributed 600,000 shares of the Company's stock to an entity formed by it and selected members of senior management of the Company. Under the terms of the transaction, Elan retained the right to 100% of the proceeds from the sale of the shares at a price up to $11.50 per share, and certain additional proceeds from the sale of these shares at higher amounts.

     During 1999 warrants for the purchase of a total of 410,189 Ordinary Shares expired. A warrant for the purchase of 10,000 Ordinary Shares at an exercise price of $0.05 was exercised in 1999.

10.  STOCK OPTIONS AND COMPENSATORY WARRANTS

  Incentive Share Option Scheme

     In April 1997 the Company adopted an Incentive Share Option Scheme for officers, directors and employees that provides for stock options. In June 1999 the Scheme was amended to provide for grants to consultants and members of the Company's medical advisory board. The option exercise price is the fair market value at the date of grant. Options generally vest over four years and expire on the earlier of ten years from the date of grant or after a specified period following the participant's separation from the Company. At December 31, 1999 options for 1,384,413 shares were outstanding under the Scheme, 115,243 shares were available for future grants and 545,687 were exercisable.

  Warrants Issued to Officers and Directors

     The Company has issued warrants to certain executives and to directors that are not governed by the Incentive Share Option Scheme. These warrants are described below:

     In June 1996 the Company issued warrants to directors to purchase up to an aggregate 60,000 Ordinary Shares at an exercise price of $20.00 per share. The exercise price on the date of grant was equal to the estimated fair value of the shares on that date. The warrants are exercisable through June 28, 2001.

     In March 1997 the Company issued warrants to two executives pursuant to employment agreements approved by the Board of Directors. The warrants allow the executives to purchase up to an aggregate 650,000 shares (520,000 at an exercise price of $20.00 per share and 130,000 at an exercise price of $1.00 per share). These warrants become exercisable ratably over 16 quarterly periods which began October 1, 1996, but would be immediately exercisable in full if the Company undergoes a change of control. The warrants expire on the earlier of October 31, 2006 or after a specified period following the termination of the executive's employment with the Company. The difference between the estimated fair value of the shares on the date of grant ($20.00) and the $1.00 per share exercise price was recorded as deferred compensation expense totaling $2,470 on the date of grant and is being amortized over the vesting period. Compensation expense charged against income in respect of these warrants was $618, $617 and $772 for the years ended December 31, 1999, 1998 and 1997.

     In February 1998 the Company issued a warrant to an executive pursuant to an employment agreement approved by the Board of Directors. The warrant allows the executive to purchase up to 200,000 Ordinary Shares at an exercise price of $9.77 per share. The exercise price on the date of grant was equal to the fair market value of the shares on that date. The warrant becomes exercisable (vests) over 16 quarterly periods that began January 1, 1998, but would be immediately exercisable in full if the Company undergoes a change of control. The warrant expires on the earlier of February 3, 2008 or after a specified period following the termination of the executive's employment with the Company.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

     Options outstanding under the Scheme and warrants issued to officers and directors are summarized below:

                                                                   PRICE PER SHARE
                                                              --------------------------
                                                                                WEIGHTED
                                                  SHARES          RANGE         AVERAGE
                                                 ---------    --------------    --------
Balance at December 31, 1996...................     60,000        $20.00         $20.00
  Granted......................................    926,750    $1.00 - $20.00     $17.33
  Exercised....................................         --          --               --
  Cancelled....................................     (7,500)       $20.00         $20.00
                                                 ---------    --------------     ------
Balance at December 31, 1997...................    979,250    $1.00 - $20.00     $17.48
  Granted......................................    748,450    $6.00 - $ 9.88     $ 9.22
  Exercised....................................         --          --               --
  Cancelled....................................    (18,250)   $9.77 - $20.00     $14.70
                                                 ---------    --------------     ------
Balance at December 31, 1998                     1,709,450    $1.00 - $20.00     $13.89
  Granted......................................    628,575    $7.00 - $10.19     $ 7.82
  Exercised....................................       (344)   $6.75 - $ 8.13     $ 6.99
  Cancelled....................................    (43,268)   $6.75 - $20.00     $ 9.14
                                                 ---------    --------------     ------
Balance at December 31, 1999...................  2,294,413    $1.00 - $20.00     $12.32
                                                 =========    ==============     ======
Exercisable at December 31, 1999...............  1,233,812    $1.00 - $20.00     $14.60
                                                 =========    ==============     ======

     Following is option and warrant data at December 31, 1999 by exercise price range:

                                       $1.00 TO     $6.00 TO     $10.00 TO
EXERCISE PRICE RANGE                    $5.99        $10.00       $20.00        TOTAL
--------------------                   --------    ----------    ---------    ----------
Number of shares subject to options
  and warrants.......................   130,000     1,305,863     858,550      2,294,413
Weighted average exercise price......     $1.00         $8.54      $19.78         $12.32
Weighted average remaining
  contractual life (years)...........      6.75          8.70        6.60           7.80
Number of exercisable options and
  warrants...........................   105,625       418,843     709,344      1,233,812
Weighted average exercise price of
  exercisable options and warrants...     $1.00         $8.90      $20.00         $14.60
                                       --------    ----------    --------     ----------

     The Company applies APB Opinion No. 25 in accounting for option grants under its Incentive Share Option scheme and the issuance of warrants to officers and directors. Accordingly, no compensation cost has been recorded in the Consolidated Statement of Operations for stock options or warrants granted at exercise prices at least equal to fair market value on the date of grant. Had the Company determined compensation cost based on the fair value of options and warrants issued at the grant date under SFAS No. 123, the Company's net loss and net loss per ordinary share would have been increased to the pro forma amounts indicated below.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

                                                       1999        1998        1997
                                                      -------    --------    --------
AS REPORTED
  Net loss..........................................  $(6,701)   $(20,297)   $(28,374)
  Basic and diluted net loss per ordinary share.....  $ (0.54)   $  (1.64)   $  (3.39)
PRO FORMA
  Net loss..........................................  $(8,756)   $(22,767)   $(30,817)
  Basic and diluted net loss per ordinary share.....  $ (0.71)   $  (1.84)   $  (3.69)

     The per share weighted-average fair value of options and warrants granted during 1999, 1998 and 1997 was $2.23, $4.54 and $5.53, respectively, using the Black-Scholes option pricing model. Values were estimated using a weighted average life of 2.5, 3.0 and 3.6 years in 1999, 1998 and 1997, no expected dividend yield in any year, volatility of 38.8% in 1999, 72.8% in 1998 and 25.6% in 1997, and risk free interest rates of 5.4 %, 4.6% and 6.0% in 1999, 1998 and 1997, respectively.

11.  401(k) SAVINGS PLAN

     In April 1996 Warner Chilcott adopted a 401(k) savings plan that provides eligible employees with the option to defer amounts not in excess of 15% of his or her compensation. The Company makes matching contributions to the plan on behalf of all participants who make elective deferrals. The Company contributes and allocates to each participant's account matching contributions equal to 50% of up to 6% of the participant's contributions. The Company's contributions vest at 25% per year up to 100% at the participant's completion of four years of employment.

     The Company's contributions recognized for the years ended December 31, 1999, 1998 and 1997 were $375, $174 and $59, respectively.

12.  SALE OF VECTRIN(R)

     In September 1999 the Company completed the sale of its Vectrin(R) product line including certain inventory, samples and the related FDA approval, and received $11,000 in cash at closing. The Company reported a pre-tax gain of $2,744 from the sale that is included in the Statement of Operations under the caption "Other income -- Gain on sale of assets". As part of the sale and purchase agreement, the Company will also receive royalties and milestone payments based on certain future events. Royalty and milestone revenues from this agreement are included in the Statement of Operations under the caption "Marketing alliance and other revenue". Vectrin(R) net sales were recognized by the Company until the date of sale and, such net sales amounted to $3,236 for the year ended December 31, 1999. Net sales for the years ended December 31, 1998 and 1997 amounted to $3,799 and $2,902, respectively.

13.  ELAN AGREEMENTS

     In March 1999 the Company reached a binding agreement with Elan Corporation, plc ("Elan") under which Elan agreed to acquire Warner Chilcott's marketing rights to an extended-release nifedipine product. Under terms of the agreement, as of March 31, 1999 Elan was obligated to make a non-refundable payment, which was received, of $3,000 to Warner Chilcott and such amount was recorded as revenue in the first quarter of 1999 under the caption "Marketing alliance and other revenue". In June 1999 the Company executed the definitive agreement licensing the extended-release nifedipine product to Elan and received an additional $4,000 that was recorded as revenue in the second quarter of 1999. Under the agreement, additional license fees would be due to Warner Chilcott upon the completion of certain milestones including FDA approval of the pending ANDA for the product. Warner Chilcott would also be entitled to receive royalties

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

based upon revenues derived from the product. As of December 31, 1999 the Company had not earned any additional fees or royalties from this agreement.

     Also in March 1999 the Company reached a binding agreement with Elan under which Elan re-acquired the marketing rights to an isosorbide-5-mononitrate product ("IS5MN-PM") that Elan had been developing for Warner Chilcott. Under terms of the agreement, as of March 31, 1999, Elan was obligated to make a payment to Warner Chilcott in an amount equal to Warner Chilcott's remaining contractual obligation relating to the development of IS5MN-PM. Such amount had been carried by Warner Chilcott as an asset in "Prepaid expense and other assets" and as a liability in "Due to Elan Corporation, plc and subsidiaries". In concluding this transaction and reducing both the related asset and liability, Warner Chilcott did not recognize an income statement effect.

14.  TAXES

     The Company operates in Ireland and the United States and is subject to various taxes on income in both jurisdictions. Although the Company is currently generating losses, tax relief may be available to offset future taxable earnings. However, there can be no assurance that such relief will be available to the Company.

     SFAS No. 109 requires, among other things, recognition of future tax benefits measured at enacted rates attributable to temporary differences between financial statement and income tax basis of assets and liabilities and to tax net operating losses if realization of such benefits were more likely than not. Under SFAS No. 109, the Company's deferred tax assets as of December 31, 1999 and 1998 are estimated as follows:

                                                                  DECEMBER 31,
                                                              --------------------
                                                                1999        1998
                                                              --------    --------
Deferred tax assets
  Net operating loss carryforward...........................  $ 23,428    $ 18,026
  Amortization of intangibles...............................     5,256       5,329
  Disqualified interest carryforward........................       826         826
  Other, net................................................    (1,630)       (252)
                                                              --------    --------
     Subtotal...............................................    27,880      23,929
  Valuation allowance.......................................   (27,880)    (23,929)
                                                              --------    --------
     Net deferred tax asset.................................  $     --    $     --
                                                              ========    ========

     At December 31, 1999 the Company had available net operating loss carryforwards for United States Federal income tax reporting purposes of approximately $62,000 which begins expiring in 2011. At December 31, 1999, the Company had net operating loss carryforwards for state income tax reporting purposes of approximately $40,000 which expire at various dates. Ultimate utilization or availability of such net operating losses and certain deferred tax assets may be limited if a significant change in ownership occurs, as defined by rules enacted with the United States Tax Reform Act of 1986. The Company did not pay any Federal income taxes in 1999, 1998 or 1997.

15.  SIGNIFICANT CONCENTRATIONS

  Significant customers/revenue sources

     In 1999 the Company derived 24% of its total revenue from the promotion of several products under an agreement with Schering Corporation. The Company's sales force promotes these Schering products to a targeted physician population and in turn receives a fee based on the market performance of the products. The agreement expires in December 2000 but may be terminated sooner by either party under certain circum-

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

stances. Amounts earned by the Company under the promotion agreement are paid on a quarterly basis within 45 days of the end of each calendar quarter. At December 31, 1999 $5,555 of the Company's accounts receivable balance represents amounts due from Schering.

     The Company distributes its pharmaceutical products through wholesalers, distributors and direct to certain retailers. The following table shows significant customer sales as a percentage of total sales:

                                                              1999    1998    1997
                                                              ----    ----    ----
Customer A..................................................   21%     17%     12%
Customer B..................................................   13%     12%      7%
Customer C..................................................    9%     10%     15%

  Credit risk

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of short-term investments and accounts receivable. The Company's short-term investments consist of interest-bearing securities issued by investment grade entities and exposure to any one entity is limited.

     Trade receivables are primarily due from wholesalers, distributors, major retailers of pharmaceutical products, and multi-national pharmaceutical companies located in the United States. The Company completes ongoing credit evaluations of its customers and sales made on credit are generally not collateralized. The following table shows significant trade receivables as a percentage of total accounts receivable:

                                                              DECEMBER 31,
                                                              ------------
                                                              1999    1998
                                                              ----    ----
Customer A..................................................   10%     11%
Customer B..................................................    0%     10%
Customer C..................................................    6%      9%

16.  COMMITMENTS AND CONTINGENCIES

  Leases

     The Company has various operating leases for the rental of office space and sales force vehicles and equipment. Future minimum rental commitments for operating leases with non-cancellable terms in excess of one year are as follows:

                            MINIMUM RENTAL PAYMENTS

2000........................................................  $  532
2001........................................................     538
2002........................................................     543
2003........................................................     548
2004........................................................      38
Thereafter..................................................      --
                                                              ------
          Total.............................................  $2,199
                                                              ------

     Rent expense under operating leases during the years ended 1999, 1998 and 1997 was $2,124, $571, and $206, respectively.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

  Employment Agreements

     The Company has employment agreements with six of its executives. The agreements provide for minimum salary levels as well as incentive bonuses that are payable if specified management goals are attained. The agreements also contain provisions that would entitle each executive to severance payments based upon their then current base salary in the event of termination other than for "cause" as defined in the agreements. The maximum contingent liability for such severance payments at December 31, 1999 totalled $1,770.

17.  RELATED PARTIES

     The Company has ongoing business dealings with three companies, as described below, that are related parties. The Company employs certain procedures to ensure that transactions with these parties take place on terms no more favorable than could be obtained from unrelated third parties.

  Elan Corporation, plc.

     At December 31, 1999 Elan Corporation, plc ("Elan") and its subsidiaries held 19.6% of the Company's outstanding ADSs, representing Ordinary Shares, (excluding shares that are part of the transaction described in Note 9). Mr. Thomas G. Lynch, Executive Vice President, Chief Financial Officer and a member of the Board of Directors of Elan, serves on the Company's Board of Directors. Although the companies did not have a product development relationship at December 31, 1999, they have had such relationships prior to this date and may have similar relationships in the future (see Note 13). Also, Elan provides certain administrative and support services to the Company for a fee.

     The Company incurred research and development costs charged by Elan of $4,083 in the year ended December 31, 1997. No research and development costs were charged by Elan in 1999 and 1998. The Company recorded administrative and support fees charged by Elan of $237, $326 and $583 in the years ended December 31, 1999, 1998 and 1997. Amounts billed to the Company by Elan for administrative services are due within 30 days of receipt of invoice.

  Barr Laboratories, Inc.

     In 1997 the Company entered into an agreement under which Barr Laboratories, Inc. ("Barr") distributed minocycline capsules manufactured under the Company's ANDA. Royalties from this agreement of $63, $94 and $262 were included in the Company's financial results for the years ended December 31, 1999, 1998 and 1997, respectively. This agreement was mutually terminated in 1998. Barr holds 250,000 of the Company's Ordinary Shares and a warrant to purchase an additional 187,500 shares. Mr. Bruce Downey, the Chairman, President and Chief Executive Officer of Barr, serves on Warner Chilcott's Board of Directors.

  Boron-LePore Group, Inc.

     Boron-LePore Group, Inc. ("Boron-LePore") provides a range of services to the Company including providing contract sales personnel, recruitment of sales representatives and certain sample data record keeping. Mr. Roger Boissonneault, the President and Chief Operating Officer of Warner Chilcott, serves on the Board of Boron-LePore. For the years ended December 31, 1999, 1998 and 1997 fees of $2,232, $5,654 and $2,160, respectively, were charged by Boron-LePore and expensed to operations.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

18.  CONSOLIDATING SCHEDULE

     Following are consolidation schedules reflecting Balance Sheet and Statement of Operations information for the Company as of December 31, 1999 and 1998, and for the years ended December 31, 1999, 1998 and 1997:

                                                                                          WARNER
                                                           WARNER                        CHILCOTT
                                                          CHILCOTT                     LABORATORIES
                                            WARNER       (BERMUDA),       WARNER         IRELAND      ELIMINATION
                                         CHILCOTT, PLC      LTD.      CHILCOTT, INC.       LTD.         ENTRIES     CONSOLIDATED
                                         -------------   ----------   --------------   ------------   -----------   ------------
DECEMBER 31, 1999
BALANCE SHEET INFORMATION:
ASSETS
  Cash and cash equivalents............    $     44       $29,021        $ 21,889         $   --       $      --      $ 50,954
  Accounts receivable..................          --            --          11,351            175              --        11,526
  Inventories..........................          --            --           4,025             --              --         4,025
  Other assets.........................          64            --             851             --              --           915
                                           --------       -------        --------         ------       ---------      --------
         Total current assets..........         108        29,021          38,116            175              --        67,420
                                           --------       -------        --------         ------       ---------      --------
  Long-term assets.....................          --            --          61,242          3,800              --        65,042
  Investment in subsidiaries...........     161,938            --              --             --        (161,938)           --
                                           --------       -------        --------         ------       ---------      --------
         Total assets..................    $162,046       $29,021        $ 99,358         $3,975       $(161,938)     $132,462
                                           ========       =======        ========         ======       =========      ========
LIABILITIES AND EQUITY
  Current liabilities..................    $    261       $    --        $ 10,431         $  212       $      --      $ 10,904
  Inter-company accounts...............      (3,574)        7,506          (4,941)         1,009              --            --
  Working capital facility.............          --            --          12,098             --              --        12,098
  Long-term debt.......................          --            --          10,476             --              --        10,476
  Shareholders' equity.................     165,359        21,515          71,294          2,754        (161,938)       98,984
                                           --------       -------        --------         ------       ---------      --------
         Total liabilities and
           shareholders' equity........    $162,046       $29,021        $ 99,358         $3,975       $(161,938)     $132,462
                                           ========       =======        ========         ======       =========      ========
STATEMENT OF OPERATIONS INFORMATION:
REVENUES
  Product sales........................    $     --       $    --        $ 48,580         $   --       $      --      $ 48,580
  Marketing alliance and other
    revenue............................          --            --          18,546          7,101            (192)       25,455
                                           --------       -------        --------         ------       ---------      --------
         Total revenues................          --            --          67,126          7,101            (192)       74,035
                                           --------       -------        --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold...................          --            --          27,704             --              --        27,704
  Selling, general & administration ...       1,359             6          44,649            395              --        46,409
  Dep. & amortization..................           6            --           5,202            312              --         5,520
  Research and development.............          --            --             356          2,936            (192)        3,100
                                           --------       -------        --------         ------       ---------      --------
         Total operating expenses......       1,365             6          77,911          3,643            (192)       82,733
                                           --------       -------        --------         ------       ---------      --------
Interest income (expense), net.........          --         1,437          (2,184)            --              --          (747)
Gain on sale of assets.................          --            --           2,744             --              --         2,744
Income taxes...........................          --            --              --             --              --            --
                                           --------       -------        --------         ------       ---------      --------
NET LOSS...............................    $ (1,365)      $ 1,431        $(10,225)        $3,458       $      --      $ (6,701)
                                           ========       =======        ========         ======       =========      ========

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

                                                                                          WARNER
                                                           WARNER                        CHILCOTT
                                                          CHILCOTT                     LABORATORIES
                                            WARNER       (BERMUDA),       WARNER         IRELAND      ELIMINATION
                                         CHILCOTT, PLC      LTD.      CHILCOTT, INC.       LTD.         ENTRIES     CONSOLIDATED
                                         -------------   ----------   --------------   ------------   -----------   ------------
DECEMBER 31, 1998
BALANCE SHEET INFORMATION:
ASSETS
  Cash and cash equivalents............    $      7       $27,160        $ 15,953         $   13       $      --      $ 43,133
  Accounts receivable..................          --           291          16,834            925              --        18,050
  Inventories..........................          --            --          13,099             --              --        13,099
  Other assets.........................          94             2           2,807          4,500              --         7,403
                                           --------       -------        --------         ------       ---------      --------
         Total current assets..........         101        27,453          48,693          5,438              --        81,685
                                           --------       -------        --------         ------       ---------      --------
  Long-term assets.....................          --            --          71,220          4,112              --        75,332
  Investment in subsidiaries...........     146,949            --              --             --        (146,949)           --
                                           --------       -------        --------         ------       ---------      --------
         Total assets..................    $147,050       $27,453        $119,913         $9,550       $(146,949)     $157,017
                                           ========       =======        ========         ======       =========      ========
LIABILITIES AND EQUITY
  Current liabilities..................    $    569       $    --        $ 14,389         $7,826       $      --      $ 22,784
  Inter-company accounts...............     (19,502)       22,358          (5,283)         2,427              --            --
  Working capital facility.............          --            --          20,393             --              --        20,393
  Long-term debt.......................          --            --           8,897             --              --         8,897
  Shareholders' equity.................     165,983         5,095          81,517           (703)       (146,949)      104,943
                                           --------       -------        --------         ------       ---------      --------
         Total liabilities and
           shareholders' equity........    $147,050       $27,453        $119,913         $9,550       $(146,949)     $157,017
                                           ========       =======        ========         ======       =========      ========
STATEMENT OF OPERATIONS INFORMATION:
REVENUES
  Product sales........................    $     --       $    --        $ 47,845         $   --       $      --      $ 47,845
  Marketing alliance and other
    revenue............................          --            --          16,484            750            (185)       17,049
                                           --------       -------        --------         ------       ---------      --------
         Total revenues................          --            --          64,329            750            (185)       64,894
                                           --------       -------        --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold...................          --            --          34,230             --              --        34,230
  Selling, general & administration ...       2,741            10          38,360            598              --        41,709
  Dep. & amortization..................         234            --           5,311             76              --         5,621
  Research and development.............       2,316            --             330            780            (185)        3,241
                                           --------       -------        --------         ------       ---------      --------
         Total operating expenses......       5,291            10          78,231          1,454            (185)       84,801
                                           --------       -------        --------         ------       ---------      --------
Interest income (expense), net.........          --         2,143          (2,533)            --              --          (390)
Income taxes...........................          --            --              --             --              --            --
                                           --------       -------        --------         ------       ---------      --------
NET LOSS...............................    $ (5,291)      $ 2,133        $(16,435)        $ (704)      $      --      $(20,297)
                                           ========       =======        ========         ======       =========      ========

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

                                                                                          WARNER
                                                           WARNER                        CHILCOTT
                                                          CHILCOTT                       PHARMA-
                                            WARNER       (BERMUDA),       WARNER         CEUTICAL     ELIMINATION
                                         CHILCOTT, PLC      LTD.      CHILCOTT, INC.      CORP.         ENTRIES     CONSOLIDATED
                                         -------------   ----------   --------------   ------------   -----------   ------------
DECEMBER 31, 1997
STATEMENT OF OPERATIONS INFORMATION:
REVENUES
  Product sales........................    $     --       $    --        $ 75,827         $   --       $      --      $ 75,827
                                           --------       -------        --------         ------       ---------      --------
         Total revenues................          --            --          75,827             --              --        75,827
                                           --------       -------        --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold...................          --            --          62,863             --              --        62,863
  Selling, general & administration ...       2,720            23          20,791             84              --        23,618
  Dep. & amortization..................          10           409           5,039             --              --         5,458
  Research and development.............       5,054            --           1,472             --              --         6,526
                                           --------       -------        --------         ------       ---------      --------
         Total operating expenses......       7,784           432          90,165             84              --        98,465
                                           --------       -------        --------         ------       ---------      --------
Interest income (expense), net.........          40         1,228          (7,004)            --              --        (5,736)
Income taxes...........................          --            --              --             --              --            --
                                           --------       -------        --------         ------       ---------      --------
NET LOSS...............................    $ (7,744)      $   796        $(21,342)        $  (84)      $      --      $(28,374)
                                           ========       =======        ========         ======       =========      ========

19.  SUBSEQUENT EVENTS

  Product Acquisitions

     On February 15, 2000 the Company completed the acquisition of three branded pharmaceutical products from Bristol-Myers Squibb Company ("BMS") for a purchase price of $180,000. The purchase price is subject to downward adjustment under certain circumstances. The products acquired were Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50. Unaudited revenues for these products in total were estimated to be approximately $50,000 in 1999. In connection with the acquisition, WCI entered into transitional support and supply agreements with BMS under which BMS will supply WCI with its requirements for Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50 for a period up to 10 years. The Company acquired all of the intangible assets associated with the three products including the trademarks, regulatory files, manufacturing know-how and other intellectual property. The acquisition of the products will be accounted for as a purchase. Under purchase accounting, the purchase price will be allocated to the tangible and intangible assets acquired based upon their respective fair values as of the purchase date in accordance with Accounting Principle Board Opinion No. 16. The final purchase price and allocation of the purchase price have not been determined. However, a preliminary allocation of the $180,000 purchase price based upon current estimates resulted in $168,000 being allocated to intangible assets associated with the products, primarily the product rights, and $12,000 to goodwill. There were no tangible assets acquired. The Company will amortize the acquired intangible assets over 20 years, their estimated useful life.

  Issuance of Senior Notes

     The Company financed the acquisition of the BMS products discussed above through the sale of senior notes by WCI. On February 15, 2000 WCI issued $200,000 of 12 5/8% senior notes due 2008 at a discount of $3,664 to yield 13%. Interest payments on the senior notes are due semi-annually in arrears on each February 15th and August 15th beginning August 15, 2000. Proceeds from the issuance of the senior notes, net of the discount and estimated transaction expenses, were approximately $186,300. The senior notes will be shown on the Company's balance sheet net of the discount. The discount and transaction fees will be

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)

amortized to interest expense over the eight-year term of the senior notes. The senior notes are unconditionally guaranteed by Warner Chilcott, plc, WCI's parent company.

  Other Transactions

     In connection with the sale of the 12 5/8% senior notes, on February 14, 2000 the Company prepaid all $10,476 of the senior subordinated discount notes outstanding at a redemption price equal to 105% of the principal amount outstanding. The redemption premium of $524 will be recognized as an extraordinary loss in the first quarter of the year 2000.

     Also in connection with the sale of the 12 5/8% senior notes, on February 18, 2000 the Company prepaid all amounts outstanding under its senior secured working capital facility. On February 28, 2000 the Company amended its working capital facility to reduce the maximum amount available to $10,000 from its previous $30,000 and to extend the life of the agreement for two years under terms substantially the same as were in place under the previous facility.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                          FINANCIAL STATEMENT SCHEDULE
                       VALUATION AND QUALIFYING ACCOUNTS
                         (IN THOUSANDS OF U.S. DOLLARS)

                                                    BALANCE AT                   WRITE-OFF'S    BALANCE
                                                   BEGINNING OF    ADDITIONAL      AGAINST      END OF
                                                      PERIOD        RESERVES      RESERVES      PERIOD
                                                   ------------    ----------    -----------    -------
1999:
Allowance for doubtful accounts..................     $1,567         $   22        $  (166)     $1,423
Reserve for inventory obsolescence...............     $1,330         $2,320        $(2,762)     $  888
1998:
Allowance for doubtful accounts..................     $1,519         $   50        $    (2)     $1,567
Reserve for inventory obsolescence...............     $  471         $1,672        $  (813)     $1,330
1997:
Allowance for doubtful accounts..................     $2,030             --        $  (511)     $1,519
Reserve for inventory obsolescence...............     $1,331         $  790        $(1,650)     $  471

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                CONSOLIDATED BALANCE SHEETS AS OF MARCH 31, 2000
                         (IN THOUSANDS OF U.S. DOLLARS)
                                  (UNAUDITED)

                                                              MARCH 31,
                                                                2000
                                                              ---------
ASSETS
  Current Assets:
     Cash and cash equivalents..............................  $  36,112
     Accounts receivable, net...............................     21,753
     Inventories............................................      6,135
     Prepaid expense and other assets.......................      1,342
                                                              ---------
       Total current assets.................................     65,342
                                                              ---------
  Fixed Assets:
     Equipment, furniture and fixtures, net.................      1,124
  Intangible assets, net....................................    236,484
  Other assets..............................................      8,224
                                                              ---------
       Total assets.........................................  $ 311,174
                                                              =========
LIABILITIES
  Current Liabilities:
     Accounts payable.......................................  $   5,733
     Accrued liabilities....................................      8,722
     Due to Elan Corporation, plc and subsidiaries..........        172
                                                              ---------
       Total current liabilities............................     14,627
                                                              ---------
  Other Liabilities:
     Working capital facility...............................         --
     Long-term debt.........................................    196,370
                                                              ---------
       Total liabilities....................................    210,997
                                                              ---------
SHAREHOLDERS' EQUITY
  Ordinary Shares, par value $.05 per share; 50,000,000
     shares authorized, 12,390,730 shares issued and
     outstanding at March 31, 2000..........................        619
  Deferred Shares, par value IRL1 per share; 30,000 shares
     authorized, 30,000 shares issued and outstanding at
     March 31, 2000.........................................         45
  Additional paid-in capital................................    209,520
  Accumulated deficit.......................................   (109,698)
  Deferred compensation.....................................       (309)
                                                              ---------
     Total shareholders' equity.............................    100,177
                                                              ---------
       Total liabilities and shareholders' equity...........  $ 311,174
                                                              =========

     See accompanying notes to unaudited consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                     CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
             (IN THOUSANDS OF U.S. DOLLARS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                 THREE MONTHS ENDED
                                                                     MARCH 31,
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
REVENUES
  Branded product sales.....................................  $   14,168    $    8,300
  Generic product sales.....................................       3,367         5,566
  Marketing alliance and other revenue......................       8,544         7,182
                                                              ----------    ----------
     Total revenues.........................................      26,079        21,048
                                                              ----------    ----------
OPERATING EXPENSES
  Cost of goods sold........................................       6,127         8,449
  Selling, general and administrative.......................      12,647        12,111
  Depreciation and amortization.............................       2,421         1,412
  Research and development..................................         469           841
                                                              ----------    ----------
     Total operating expenses...............................      21,664        22,813
                                                              ----------    ----------
OPERATING INCOME (LOSS).....................................       4,415        (1,765)
                                                              ----------    ----------
OTHER INCOME (EXPENSE)
  Interest income...........................................         565           539
  Interest expense..........................................      (3,668)         (771)
                                                              ----------    ----------
     Total other income (expense)...........................      (3,103)         (232)
                                                              ----------    ----------
INCOME (LOSS) BEFORE TAXES AND EXTRAORDINARY ITEM...........       1,312        (1,997)
                                                              ----------    ----------
Income taxes................................................          --            --
                                                              ----------    ----------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM.....................       1,312        (1,997)
                                                              ----------    ----------
Extraordinary item..........................................        (731)           --
                                                              ----------    ----------
NET INCOME (LOSS)...........................................  $      581    $   (1,997)
                                                              ==========    ==========
EARNINGS (LOSS) PER SHARE:
Basic
  Income (loss) before extraordinary item...................  $     0.11    $    (0.16)
  Extraordinary item........................................  $    (0.06)   $       --
  Net income (loss).........................................  $     0.05    $    (0.16)
                                                              ==========    ==========
Diluted Income (loss) before extraordinary item.............  $     0.10    $    (0.16)
  Extraordinary item........................................  $    (0.05)   $       --
  Net income (loss).........................................  $     0.05    $    (0.16)
                                                              ==========    ==========
WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING:
  Basic.....................................................  12,382,742    12,366,808
                                                              ==========    ==========
  Diluted...................................................  12,726,250    12,366,808
                                                              ==========    ==========

     See accompanying notes to unaudited consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                         (IN THOUSANDS OF U.S. DOLLARS)
                                  (UNAUDITED)

                                                               THREE MONTHS ENDED
                                                                   MARCH 31,
                                                              --------------------
                                                                2000        1999
                                                              ---------    -------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss).........................................  $     581    $(1,997)
  Adjustments to reconcile net loss to net cash (used in)
     provided by operating activities
     Depreciation and amortization..........................      2,421      1,412
     Amortization on senior notes...........................         33         --
     Deferred financing cost write-off......................        207         --
     Stock compensation expense.............................        495        155
     Changes in assets and liabilities:
       (Increase) decrease in accounts receivable, prepaid
        expense and other assets............................    (10,853)    11,121
       (Increase) decrease in inventories...................     (2,110)     2,053
       Increase (decrease) in accounts payable and accrued
        liabilities.........................................      3,813     (1,602)
       Decrease in due to/from Elan Corporation, plc and
        subsidiaries........................................        (90)    (9,060)
                                                              ---------    -------
          Net cash (used in) provided by operating
            activities......................................     (5,503)     2,082
                                                              ---------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of branded products from Bristol-Myers Squibb....   (175,054)        --
  Purchase of fixed assets..................................        (26)       (54)
                                                              ---------    -------
     Net cash used in investing activities..................   (175,080)       (54)
                                                              ---------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Working capital facility repayment, net...................    (12,098)    (2,200)
  Proceeds from issuance of senior notes due 2008...........    196,337         --
  Redemption of senior subordinated discount notes due
     2001...................................................    (10,476)        --
  Increase in other assets..................................     (8,139)        --
  Net proceeds from issuance of share capital -- stock
     option exercises.......................................        117         --
                                                              ---------    -------
     Net cash provided by (used in) financing activities....    165,741     (2,200)
                                                              ---------    -------
Net decrease in cash and cash equivalents...................    (14,842)      (172)
  Cash and cash equivalents, beginning of period............     50,954     43,133
                                                              ---------    -------
  Cash and cash equivalents, end of period..................  $  36,112    $42,961
                                                              =========    =======

     See accompanying notes to unaudited consolidated financial statements.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                         (IN THOUSANDS OF U.S. DOLLARS)

1. BASIS OF PRESENTATION

     The unaudited consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for reporting on Form 10-Q. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. The statements should be read in conjunction with the accounting policies and notes to the consolidated financial statements included in Warner Chilcott Public Limited Company's (the "Company") 1999 Annual Report on Form 10-K.

     The Company is an Irish public limited company with operations in Dublin, Ireland and Rockaway, NJ, USA. The Company's financial statements include the financial statements for Warner Chilcott Public Limited Company and all of its subsidiaries and are prepared in U.S. dollars in conformity with United States generally accepted accounting principles.

     In the opinion of management, the financial statements reflect all adjustments necessary for a fair statement of the operations for the interim periods presented.

2. INVENTORIES

     Inventories are valued at the lower of cost or market. Cost is determined principally on the basis of first-in, first-out or standards that approximate average cost.

                                                              MARCH 31,
                                                                2000
                                                              ---------
Raw materials...............................................   $   17
Finishing supplies..........................................       19
Work in process.............................................      678
Finished goods..............................................    5,839
                                                               ------
                                                                6,553
Less: Reserves for obsolescence.............................      418
                                                               ------
  Inventories...............................................   $6,135
                                                               ======

3. DEBT

  Issuance of Senior Notes Due 2008

     On February 15, 2000 Warner Chilcott, Inc., the Company's wholly-owned U.S. operating subsidiary ("WCI"), issued $200,000 of 12 5/8% senior notes due 2008 at a discount of $3,663 to yield 13% (the "Notes"). Interest payments on the Notes are due semi-annually in arrears on each February 15th and August 15th beginning August 15, 2000. Proceeds from the issuance of the Notes, net of the discount and estimated transaction expenses, were approximately $188,300, and were utilized to fund the acquisition of the three branded pharmaceutical products from Bristol-Myers Squibb (see note 4). The Notes are included in the Company's Balance Sheet net of the discount. The discount and transaction fees are being amortized to interest expense over the eight-year term of the Notes. The Notes are unconditionally guaranteed by Warner Chilcott, plc, WCI's parent company.

     On or after February 15, 2004 the Notes are redeemable at the option of WCI, in whole or part, prior to maturity at redemption prices which decrease annually and range from 106.3125% to 100% of the principal amount of the Notes plus accrued interest. In addition, before February 15, 2003 up to 35% of the aggregate principal amount of the Notes are redeemable at the option of WCI from the proceeds of one or more public

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

equity offerings of the Company at a redemption price of 112.625% plus accrued interest. If the Company were to undergo a change of control, each Note holder would have the right to require that WCI repurchase the Notes at a purchase price equal to 101% of the principal amount plus accrued interest. The Note indenture limits the Company's ability to incur or guarantee additional debt, as well as pay dividends or distributions on, or redeem or repurchase, capital stock.

  Redemption of Senior Subordinated Discount Notes Due 2001

     On February 14, 2000 the Company prepaid all $10,476 of the senior subordinated discount notes outstanding at a redemption price equal to 105% of the principal amount outstanding. The redemption premium of $524 and the write-off of the deferred financing costs of $93 associated with theses notes are included in the extraordinary item in the Company's Statement of Operations for the three months ended March 31, 2000.

  Amendment to Working Capital Credit Facility

     On February 18, 2000 WCI prepaid all amounts outstanding under its senior secured working capital credit facility. On February 28, 2000 WCI amended its credit facility to reduce the maximum amount available to $10,000 from $30,000 and to extend the expiration date to February 2, 2002. Warner Chilcott, plc unconditionally guaranteed WCI's obligation under the amended credit facility. Other terms of the amended credit facility, provided by PNC Business Credit, are substantially the same as the previous credit facility. The write-off of the deferred financing costs of $114 associated with the previous credit facility is included in the extraordinary item in the Company's Statement of Operations for the three months ended March 31, 2000.

4. PRODUCT ACQUISITIONS

     On February 15, 2000 the Company completed the acquisition of three branded pharmaceutical products from Bristol-Myers Squibb Company ("BMS") for a purchase price of $175,054. The products acquired were Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50. In connection with the acquisition, the Company entered into transitional support and supply agreements with BMS under which BMS will supply the Company with its requirements for Estrace(R) cream, Ovcon(R) 35 and Ovcon(R) 50 for a period of up to 10 years. The Company acquired all of the intangible assets associated with the three products including the trademarks, regulatory files, manufacturing know-how and other intellectual property. The acquisition of the products is being accounted for as a purchase. Under purchase accounting, the purchase price is allocated to the tangible and intangible assets acquired based upon their respective fair values as of the purchase date in accordance with Accounting Principles Board Opinion No. 16. The allocation of the purchase price for the branded pharmaceutical products from BMS resulted in an allocation of $168,000 to the products and $7,054 to goodwill, as there were no tangible assets acquired. The acquired intangible assets are being amortized over 20 years, their estimated useful life.

     The following unaudited pro forma information has been prepared as if the February 2000 acquisition of the products, the issuance of the senior notes due 2008, the early redemption of senior subordinated discount notes due 2001 and the prepayment of amounts outstanding under the working capital credit facility (see note 3) had occurred on January 1, 1999 and does not include cost savings expected from the transactions. The unaudited pro forma information does not purport to represent our consolidated results of operations that would have been achieved had the transaction to which pro forma effect is given been consummated as the date or period indicated.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

                                                            THREE MONTHS ENDED MARCH 31,
                                                    --------------------------------------------
                                                            2000                    1999
                                                    --------------------    --------------------
                                                    ACTUAL     PRO FORMA    ACTUAL     PRO FORMA
                                                    -------    ---------    -------    ---------
Revenues..........................................  $26,079     $26,379     $21,048     $32,788
Income (Loss) before extraordinary item...........  $ 1,312     $(2,535)    $(1,997)    $   316
Earnings (Loss) per share -- before extraordinary
  item -- Basic...................................  $  0.11     $ (0.20)    $ (0.16)    $  0.03
Earnings (Loss) per share -- before extraordinary
  item -- Diluted.................................  $  0.10     $ (0.20)    $ (0.16)    $  0.03

5. SCHERING PLOUGH AGREEMENT

     During the three months ended March 31, 2000 the Company derived 15% of its total revenue from the promotion of certain branded pharmaceutical products on behalf of Schering-Plough. The Company's sales force promotes these Schering-Plough products to a targeted physician population and in turn receives a fee based on the market performance of the products. The agreement under which the Company promotes these products expires in December 2000 but may be terminated sooner by either party under certain circumstances. Revenue from this arrangement is included in the Statement of Operations under the caption "Marketing alliance and other revenue."

6. ELAN AGREEMENTS

     In March 1999 the Company reached a binding agreement with Elan Corporation, plc ("Elan") under which Elan agreed to acquire the Company's marketing rights to an extended-release nifedipine product. Under terms of the agreement, as of March 31, 1999 Elan was obligated to make a non-refundable payment, which was received, of $3,000 to the Company and such amount was recorded as revenue in the first quarter of 1999 under the caption "Marketing alliance and other revenue." In June 1999 the Company executed the definitive agreement licensing the extended-release nifedipine product to Elan and received an additional $4,000 that was recorded as revenue in the second quarter of 1999. Under the agreement, additional license fees may be earned by the Company upon the completion of certain milestones including FDA approval of the pending ANDA for the product. The Company is also entitled to receive royalties based upon revenues derived from the product. Other than the $7,000 described above, the Company earned no additional fees or royalties under this agreement during the year ended December 31, 1999. During the three months ended March 31, 2000 the Company earned a milestone payment of $2,000 upon the FDA approval of the ANDA for the product and $600 in royalty fees, both of which are included under the caption "Marketing alliance and other revenue."

7. SALE OF VECTRIN(R)

     During September 1999 the Company completed the sale of its Vectrin(R) product line including certain inventory, samples and the related FDA approval, and received $11,000 in cash at closing. The Company reported a pre-tax gain of $2,744 from the sale. As part of the sale and purchase agreement, the Company is also entitled to receive royalties and milestone payments based on certain future events. During the three months ended March 31, 2000 the Company earned milestone and royalty payments totaling $2,044. Both the milestone and royalty revenues are included in the Statement of Operations under the caption "Marketing alliance and other revenue."

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

8. NET INCOME (LOSS) PER ORDINARY SHARE

     Basic net income (loss) per ordinary share has been computed by dividing net income available to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. Diluted net income per ordinary share is computed by adjusting the weighted average number of ordinary shares outstanding during the period for all potentially dilutive ordinary shares outstanding during the period, and adjusting net income for any changes in income or loss that would result from the conversion of such potential ordinary shares.

     The amount of dilution attributable to share options and warrants issued by the Company is computed under the treasury stock method and depends on the average market price of the Company's ordinary shares for the period. For the three months ended March 31, 2000 an additional 343,508 shares were added to the weighted average number of ordinary shares outstanding in computing diluted earnings per share. Net income used for computing diluted earnings per share was the same as that used for computing basic earnings per share for the three months ended March 31, 2000. Net loss and weighted average shares outstanding used for computing basic and diluted loss per share for the three months ended March 31, 1999 were the same. Stock options and warrants were not included in the diluted calculation since the inclusion of such shares would be antidilutive.

9. COMPREHENSIVE INCOME

     In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". Comprehensive income is defined as the total change in shareholders' equity during the period other than from transactions with shareholders. For the Company, comprehensive loss is comprised solely of net loss.

10. CONTINGENCIES

     The Company is involved in various legal proceedings of a nature considered normal to its business including patent litigation, product liability and other matters. In the event of the adverse outcome of these proceedings, resulting liabilities are either covered by insurance, established reserves or, in the opinion of management, would not have a material adverse effect on the financial condition or results of operations of the Company.

11. UNITED STATES FEDERAL INCOME TAXES

     The Company operates in Ireland and the United States and is subject to various taxes on income in both jurisdictions. The Company's wholly-owned United States subsidiary, Warner Chilcott, Inc., is a United States corporation and, as such, is subject to United States taxation. Ultimate utilization or availability of net operating losses and certain deferred tax assets may be limited if a significant change in ownership occurs, as defined by rules enacted with the United States Tax Reform Act of 1986. The Company did not accrue a liability for Federal or State income taxes in the three months ended March 31, 2000 as a result of the anticipated utilization of these net operating loss carryforwards.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

12. CONSOLIDATING SCHEDULE

     Following are consolidating schedules reflecting Balance Sheet and Statement of Operations information for the Company as of March 31, 2000, and for the three months ended March 31, 2000 and 1999:

                                                                               WARNER
                                                WARNER                        CHILCOTT
                                               CHILCOTT                     LABORATORIES
                                 WARNER       (BERMUDA),       WARNER         IRELAND      ELIMINATION
                              CHILCOTT, PLC      LTD.      CHILCOTT, INC.       LTD.         ENTRIES     CONSOLIDATED
                              -------------   ----------   --------------   ------------   -----------   ------------
MARCH 31, 2000
BALANCE SHEET INFORMATION:
ASSETS
  Cash and cash
     equivalents............    $     17       $  6,066       $ 30,029         $   --       $      --      $ 36,112
  Accounts receivable.......          --             --         20,978            775              --        21,753
  Inventories...............          --             --          6,135             --              --         6,135
  Other assets..............          45             --          1,297                             --         1,342
                                --------       --------       --------         ------       ---------      --------
     Total current assets...          62          6,066         58,439            775              --        65,342
                                --------       --------       --------         ------       ---------      --------
  Long-term assets..........          --             --        242,109          3,723              --       245,832
  Investment in
     subsidiaries...........     185,594             --             --             --        (185,594)           --
                                --------       --------       --------         ------       ---------      --------
     Total assets...........    $185,656       $  6,066       $300,548         $4,498       $(185,594)     $311,174
                                ========       ========       ========         ======       =========      ========
LIABILITIES AND EQUITY
  Current liabilities.......    $    257       $     --       $ 14,258         $  112       $      --      $ 14,627
  Inter-company accounts....      19,947        (15,676)        (3,893)          (378)             --            --
  Working capital
     facility...............          --             --             --             --              --            --
  Long-term debt............          --             --        196,370             --              --       196,370
  Shareholders' equity......     165,452         21,742         93,813          4,764        (185,594)      100,177
                                --------       --------       --------         ------       ---------      --------
     Total liabilities and
       shareholders'
       equity...............    $185,656       $  6,066       $300,548         $4,498       $(185,594)     $311,174
                                ========       ========       ========         ======       =========      ========
STATEMENT OF OPERATIONS
  INFORMATION:
REVENUES
  Product sales.............    $     --       $     --       $ 17,535         $   --       $      --      $ 17,535
  Marketing alliance and
     other revenue..........          --             --          5,975          2,600             (31)        8,544
                                --------       --------       --------         ------       ---------      --------
     Total revenues.........          --             --         23,510          2,600             (31)       26,079
                                --------       --------       --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold........          --             --          6,127             --              --         6,127
  Selling, general &
     admin..................         499              6         12,105             37              --        12,647
  Depreciation and
     amortization...........          --             --          2,343             78              --         2,421
  Research and
     development............          --             --             24            476             (31)          469
                                --------       --------       --------         ------       ---------      --------
     Total operating
       expenses.............         499              6         20,599            591             (31)       21,664
                                --------       --------       --------         ------       ---------      --------

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                         (IN THOUSANDS OF U.S. DOLLARS)

                                                                               WARNER
                                                WARNER                        CHILCOTT
                                               CHILCOTT                     LABORATORIES
                                 WARNER       (BERMUDA),       WARNER         IRELAND      ELIMINATION
                              CHILCOTT, PLC      LTD.      CHILCOTT, INC.       LTD.         ENTRIES     CONSOLIDATED
                              -------------   ----------   --------------   ------------   -----------   ------------
  Interest income (expense),
     net....................          --            234         (3,337)            --              --        (3,103)
  Income taxes..............          --             --             --             --              --            --
  Extraordinary item........          --             --           (731)            --              --          (731)
                                --------       --------       --------         ------       ---------      --------
     NET INCOME (LOSS)......    $   (499)      $    228       $ (1,157)        $2,009       $      --      $    581
                                ========       ========       ========         ======       =========      ========
MARCH 31, 1999
STATEMENT OF OPERATIONS
  INFORMATION:
REVENUES
     Product sales..........    $     --       $     --       $ 13,866         $   --       $      --      $ 13,866
     Marketing alliance and
       other revenue........          --             --          3,853          3,379             (50)        7,182
                                --------       --------       --------         ------       ---------      --------
     Total revenues.........          --             --         17,719          3,379             (50)       21,048
                                --------       --------       --------         ------       ---------      --------
OPERATING EXPENSES
  Cost of goods sold........          --             --          8,449             --              --         8,449
  Selling, general &
     admin..................         270              6         11,487            348              --        12,111
  Depreciation and
     amortization...........          --             --          1,334             78                         1,412
  Research and
     development............          --             --            131            760             (50)          841
                                --------       --------       --------         ------       ---------      --------
     Total operating
       expenses.............         270              6         21,401          1,186             (50)       22,813
                                --------       --------       --------         ------       ---------      --------
  Interest income (expense),
     net....................          --            349           (581)            --              --          (232)
  Income taxes..............          --             --             --             --              --            --
                                --------       --------       --------         ------       ---------      --------
     NET INCOME (LOSS)......    $   (270)      $    343       $ (4,263)        $2,193       $      --      $ (1,997)
                                ========       ========       ========         ======       =========      ========

13. SUBSEQUENT EVENT

     On May 4, 2000 the Company entered into an agreement with Galen Holdings, plc under which the Company would be acquired by Galen Holdings, plc. The acquisition would be effected through a scheme of arrangement under the laws of the Republic of Ireland. Under the agreement Galen Holdings, plc proposes to issue 2.5 new Galen ordinary shares for each of the Company's ordinary shares. The acquisition is subject to various conditions, including, among other things, sanction by the High Court of Ireland, regulatory approval, approval by the Company's and Galen's shareholders and Galen obtaining a listing of its shares, in American Depositary Share form, on NASDAQ.

     The proposed transaction with Galen would constitute a change of control under the 12 5/8% senior note indenture. Accordingly, holders of the $200,000 face amount of senior notes would have the right to require that WCI repurchase the senior notes at a purchase price equal to 101% of the principal amount plus accrued interest (see note 3).

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Warner Chilcott Public Limited Company

     We have audited the accompanying historical statements of net sales and product contribution for the years ended December 31, 1999, 1998 and 1997, of the Ovcon and Estrace Cream product lines (the "Products") of Apothecon, a subsidiary of Bristol-Myers Squibb Company. These historical statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these historical statements based on our audits.

     We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statements of net sales and product contribution are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these historical statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statements. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 2, the accompanying historical statement of net sales and product contribution attributable to the Products are not intended to be a complete presentation of the Ovcon and Estrace Cream financial position or results of operations.

     In our opinion, the historical statements referred to above present fairly, in all material respects, the net sales and product contribution of the Products as described in Note 2 for the years ended December 31, 1999, 1998 and 1997, in conformity with United States generally accepted accounting principles.

KPMG
Short Hills, New Jersey
March 31, 2000

                 OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON
                 (A SUBSIDIARY OF BRISTOL-MYERS SQUIBB COMPANY)

          HISTORICAL STATEMENTS OF NET SALES AND PRODUCT CONTRIBUTION
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                               1999       1998       1997
                                                              -------    -------    -------
Net sales...................................................  $49,998    $68,696    $62,225
Cost of goods sold..........................................    2,613      4,173      2,889
Distribution................................................      613        728        606
Marketing...................................................    1,861        837        842
Promotion...................................................    1,314        588        631
                                                              -------    -------    -------
     Product contribution...................................  $43,597    $62,370    $57,257
                                                              -------    -------    -------

    See accompanying notes to historical statements of net sales and product contribution.

                 OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON
                 (A SUBSIDIARY OF BRISTOL-MYERS SQUIBB COMPANY)

    NOTES TO THE HISTORICAL STATEMENTS OF NET SALES AND PRODUCT CONTRIBUTION
                        DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)

1. DESCRIPTION OF BUSINESS

     Ovcon and Estrace Cream (the "Products") are manufactured and marketed by Apothecon, a subsidiary of Bristol-Myers Squibb Company ("BMS"). Ovcon is an oral contraceptive and is indicated for the prevention of pregnancy. Estrace Cream is a hormone replacement vaginal cream. The Products are sold primarily through distributors in the United States. The Products were acquired by Warner Chilcott, plc (WC) on February 15, 2000.

2. BASIS OF PRESENTATION

     The accompanying historical statements present the combined net sales and product contribution of the Products. These historical statements include all the adjustments necessary for a fair presentation of the net sales and product contribution of the Products. These historical statements set forth the net sales and operational expenses attributable to the Products and do not purport to represent all the costs, expenses and resultant operating earnings or complete financial statements associated with a stand alone, separate entity.

     The statements of net sales and product contribution include amounts attributable to the manufacture, distribution, marketing and promotion of the Products. Net sales include gross sales less product specific sales returns, cash discounts, government rebates, and certain other customer discounts.

     Inventories are valued at average cost, not in excess of market value.

     In January of 1999, BMS entered into a co-promotion agreement to expand promotion of the Products to physicians. Fees relating to this agreement were $716 in 1999 and are classified in marketing expense.

3. NET SALES

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1999        1998        1997
                                                              --------    --------    --------
Gross sales.................................................  $57,171     $75,348     $70,284
  Returns...................................................    3,384       3,137       4,977
  Cash discounts............................................    1,279       1,679       1,472
  Government rebates........................................      482         709         540
  Other customer discounts..................................    2,028       1,127       1,070
                                                              -------     -------     -------
Net sales...................................................  $49,998     $68,696     $62,225
                                                              -------     -------     -------

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1999        1998        1997
                                                              --------    --------    --------
Net sales
  Ovcon.....................................................  $28,566     $48,394     $47,852
  Estrace Cream.............................................   21,432      20,302      14,373
                                                              -------     -------     -------
                                                              $49,998     $68,696     $62,225
                                                              -------     -------     -------
Product contribution
  Ovcon.....................................................  $24,982     $43,519     $43,699
  Estrace Cream.............................................   18,615      18,851      13,558
                                                              -------     -------     -------
                                                              $43,597     $62,370     $57,257
                                                              -------     -------     -------

                 OVCON AND ESTRACE CREAM PRODUCTS OF APOTHECON
                 (A SUBSIDIARY OF BRISTOL-MYERS SQUIBB COMPANY)

          NOTES TO THE HISTORICAL STATEMENTS OF NET SALES AND PRODUCT
                          CONTRIBUTION -- (CONTINUED)
                        DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)

     Sales are recorded when goods are shipped. Returns in 1997 include a voluntary recall relating to Ovcon packaging.

     There were four customers individually accounting for more than 10% of the Products' gross sales in all periods presented. In the aggregate these customers accounted for approximately 65% -- 85% of total gross sales.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Galen Holdings PLC

     We have audited the accompanying consolidated balance sheets of Galen Holdings PLC and subsidiaries ("the Company") as at 30 September 1999 and 1998 and the related consolidated profit and loss accounts, consolidated cashflow statements, consolidated reconciliation of movements in shareholders' funds and consolidated statements of total recognised gains and losses for each of the years in the three year period ended 30 September 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom, which are substantially consistent with those in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Galen Holdings PLC and subsidiaries as of 30 September 1999 and 1998 and the results of their operations and their cash flows for each of the years in the three year period ended 30 September 1999 in conformity with generally accepted accounting principles in the United Kingdom.

     Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations for both of the years in the two year period ended 30 September 1999, and shareholders' funds as at 30 September 1999 and 1998 to the extent summarised in Note 33 to the consolidated financial statements.

                                          PRICEWATERHOUSECOOPERS
                                          Chartered Accountants and Registered
                                          Auditors
                                          Belfast
                                          Northern Ireland

17 November 1999 except as to Note 33
which is as of 17 April 2000

                               GALEN HOLDINGS PLC

                     CONSOLIDATED PROFIT AND LOSS ACCOUNTS

                                                   SIX MONTHS TO 31 MARCH       YEAR TO 30 SEPTEMBER
                                                 --------------------------   ------------------------
                                         NOTES    2000     2000      1999      1999     1998     1997
                                         -----   ------   -------   -------   ------   ------   ------
                                                 $'000     L'000     L'000    L'000    L'000    L'000
                                                          UNAUDITED UNAUDITED
TURNOVER
Continuing operations..................          62,514    42,446    31,050   64,247   48,867   39,252
Acquisitions...........................              --        --        --    2,763       --       --
                                          --     ------   -------   -------   ------   ------   ------
TOTAL TURNOVER.........................    2     62,514    42,446    31,050   67,010   48,867   39,252
COST OF SALES..........................    3     32,045    21,758    14,902   32,558   23,334   19,826
                                          --     ------   -------   -------   ------   ------   ------
GROSS PROFIT...........................    3     30,469    20,688    16,148   34,452   25,533   19,426
                                          --     ------   -------   -------   ------   ------   ------
NET OPERATING EXPENSES.................          12,731     8,644     6,759   15,091   11,466    8,928
Exceptional item.......................    3         --        --        --       --    2,731       --
Goodwill amortisation..................           1,327       901        --      671       --       --
                                          --     ------   -------   -------   ------   ------   ------
TOTAL NET OPERATING EXPENSES...........    3     14,058     9,545     6,759   15,762   14,197    8,928
                                          --     ------   -------   -------   ------   ------   ------
OPERATING PROFIT
CONTINUING OPERATIONS:
Before exceptional item and goodwill
  amortisation.........................          17,738    12,044     9,389   18,679   14,067   10,498
Exceptional item.......................              --        --        --       --    2,731       --
                                          --     ------   -------   -------   ------   ------   ------
                                                 17,738    12,044     9,389   18,679   11,336   10,498
Acquisitions...........................              --        --        --      682       --       --
Goodwill amortisation..................          (1,327)     (901)       --     (671)      --       --
                                          --     ------   -------   -------   ------   ------   ------
TOTAL OPERATING PROFIT                           16,411    11,143     9,389   18,690   11,336   10,498
Gain on disposal of intangible fixed
  asset................................    4         --        --        --       --       --      750
Investment income......................    5      1,100       747       622      925    1,507      446
                                          --     ------   -------   -------   ------   ------   ------
PROFIT ON ORDINARY ACTIVITIES BEFORE
  INTEREST                                       17,511    11,890    10,011   19,615   12,843   11,694
Interest payable and similar charges...    6        948       644       565    1,210      939      348
                                          --     ------   -------   -------   ------   ------   ------
PROFIT ON ORDINARY ACTIVITIES
  BEFORE TAXATION......................    7     16,563    11,246     9,446   18,405   11,904   11,346
Taxation on profit on ordinary
  activities...........................    9      3,681     2,499     2,246    4,396    3,580    2,948
                                          --     ------   -------   -------   ------   ------   ------
PROFIT ON ORDINARY ACTIVITIES AFTER
  TAXATION                                       12,882     8,747     7,200   14,009    8,324    8,398
Minority interests.....................   23        (57)      (39)       13      (19)     (12)      --
                                          --     ------   -------   -------   ------   ------   ------
PROFIT FOR THE FINANCIAL PERIOD                  12,825     8,708     7,213   13,990    8,312    8,398
Dividends..............................   10      1,340       910       640    1,915    1,535      427
                                          --     ------   -------   -------   ------   ------   ------
RETAINED PROFIT FOR THE PERIOD.........   22     11,485     7,798     6,573   12,075    6,777    7,971
                                          ==     ======   =======   =======   ======   ======   ======
EARNINGS PER SHARE.....................   11      10.6C      7.2P      6.2P    12.0P     7.1P     8.0P
ADJUSTED EARNINGS PER SHARE............   11      10.6C      7.2P      6.2P    12.0P     9.5P     8.0P
IIMR EARNINGS PER SHARE................   11      11.8C      8.0P      6.2P    12.6P     7.1P     7.4P
DILUTED EARNINGS PER SHARE.............   11      10.6C      7.2P      6.2P    12.0P     7.1P     8.0P

---------------
All activities relate to continuing operations.

  The accompanying notes are an integral part of these consolidated financial statements.

               RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                       SIX MONTHS TO 31 MARCH             YEAR TO 30 SEPTEMBER
                                  ---------------------------------    --------------------------
                                   2000        2000         1999        1999      1998      1997
                                  -------    ---------    ---------    ------    ------    ------
                                   $'000       L'000        L'000      L'000     L'000     L'000
                                             UNAUDITED    UNAUDITED
Opening shareholders' funds.....  100,330      68,122        56,215    56,215    49,534    11,562
Share issue including premium
  (net of costs)................   53,561      36,367            --        --      (113)   30,004
Profit for the financial
  period........................   12,825       8,708         7,213    13,990     8,312     8,398
Dividends.......................   (1,340)       (910)         (640)   (1,915)   (1,535)     (427)
Exchange difference.............      257         174           (26)     (168)       17        (3)
                                  -------     -------     ---------    ------    ------    ------
CLOSING SHAREHOLDERS' FUNDS.....  165,633     112,461        62,762    68,122    56,215    49,534
                                  =======     =======     =========    ======    ======    ======

          CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

                                         SIX MONTHS TO 31 MARCH         YEAR TO 30 SEPTEMBER
                                       --------------------------    --------------------------
                                        2000      2000      1999      1999      1998      1997
                                       ------    ------    ------    ------    ------    ------
                                       $'000     L'000     L'000     L'000     L'000     L'000
                                                 UNAUDITED UNAUDITED
Profit for the financial period......  12,825     8,708     7,213    13,990     8,312     8,398
Translation differences on foreign
  currency net investments...........     256       174       (26)     (168)       17        (3)
                                       ------    ------    ------    ------    ------    ------
Total recognised gains and losses
  relating to the year...............  13,081     8,882     7,187    13,822     8,329     8,395
                                       ======    ======    ======    ======    ======    ======

              CUMULATIVE FOREIGN CURRENCY TRANSLATION DIFFERENCES

                                                              L'000
                                                              -----
At 1 October 1996...........................................    --
Difference arising in year..................................    (3)
                                                              ----
At 1 October 1997...........................................    (3)
Difference arising in year..................................    17
                                                              ----
At 1 October 1998...........................................    14
Difference arising in year..................................  (168)
                                                              ----
At 30 September 1999........................................  (154)
                                                              ====
Unaudited At 1 October 1999.................................  (154)
Difference arising in period................................   174
                                                              ----
Unaudited At 31 March 2000..................................    20
                                                              ====

  The accompanying notes are an integral part of these consolidated financial statements.

                               GALEN HOLDINGS PLC

                          CONSOLIDATED BALANCE SHEETS

                                                          AS AT 31 MARCH      AS AT 30 SEPTEMBER
                                                        ------------------    -------------------
                                               NOTES     2000       2000        1999       1998
                                               -----    -------    -------    --------    -------
                                                         $'000      L'000      L'000       L'000
                                                                   UNAUDITED
Fixed assets
Intangible assets............................   12       51,510     34,974     35,337        401
Tangible assets..............................   13      108,020     73,343     65,173     57,154
                                                --      -------    -------    -------     ------
                                                --      159,530    108,317    100,510     57,555
                                                --      -------    -------    -------     ------
Current assets:
Stocks.......................................   15       15,878     10,781      8,829      4,811
Debtors......................................   16       28,067     19,057     15,826     12,402
Cash at bank and in hand.....................            56,315     38,237      6,351     16,213
                                                --      -------    -------    -------     ------
                                                        100,260     68,075     31,006     33,426
Creditors: amounts falling due within one
  year.......................................   17       41,826     28,399     27,112     17,317
                                                --      -------    -------    -------     ------
Net current assets...........................            58,434     39,676      3,894     16,109
                                                --      -------    -------    -------     ------
Total assets less current liabilities........           217,964    147,993    104,404     73,664
Creditors: amounts falling due after more
  than one year..............................   18       42,269     28,700     29,981     10,746
Deferred income..............................   20        9,959      6,762      6,270      6,691
                                                --      -------    -------    -------     ------
Net assets...................................           165,736    112,531     68,153     56,227
                                                ==      =======    =======    =======     ======
Capital and reserves
Called up share capital......................   21       18,744     12,727     12,127     12,127
Share premium account........................   22       81,050     55,031     19,264     19,264
Profit and loss account......................   22       65,839     44,703     36,731     24,824
                                                --      -------    -------    -------     ------
Equity shareholders' funds...................           165,633    112,461     68,122     56,215
Minority interests -- equity.................   23          103         70         31         12
                                                --      -------    -------    -------     ------
                                                        165,736    112,531     68,153     56,227
                                                ==      =======    =======    =======     ======

  The accompanying notes are an integral part of these consolidated financial statements.

                               GALEN HOLDINGS PLC

                       CONSOLIDATED CASH FLOW STATEMENTS

                                             SIX MONTHS TO 31 MARCH              YEAR TO 30 SEPTEMBER
                                       ----------------------------------    -----------------------------
                                         2000        2000         1999        1999       1998       1997
                                        $'000        L'000        L'000       L'000      L'000      L'000
                                       --------    ---------    ---------    -------    -------    -------
                                                   UNAUDITED    UNAUDITED
NET CASH INFLOW FROM OPERATING
  ACTIVITIES BEFORE EXCEPTIONAL ITEM
  (NOTE 25)..........................    11,656       7,914       6,283       16,654     14,258      8,781
EXCEPTIONAL ABORTIVE ACQUISITION
  COSTS..............................        --          --          --       (2,692)        --         --
                                       --------    --------      ------      -------    -------    -------
NET CASH INFLOW FROM OPERATING
  ACTIVITIES.........................    11,656       7,914       6,283       13,962     14,258      8,781
                                       --------    --------      ------      -------    -------    -------
RETURNS ON INVESTMENTS AND SERVICING
  OF FINANCE
Interest paid........................      (947)       (643)       (455)      (1,057)      (838)      (342)
Interest paid on hire purchase
  agreements.........................       (22)        (15)        (12)         (26)        (6)        (5)
Interest received....................       451         306         546          724      1,323        195
                                       --------    --------      ------      -------    -------    -------
                                           (518)       (352)         79         (359)       479       (152)
                                       --------    --------      ------      -------    -------    -------
Taxation
UK Corporation tax paid..............    (1,507)     (1,023)       (133)      (3,584)    (2,822)    (1,880)
                                       --------    --------      ------      -------    -------    -------
Capital expenditure
Purchase of tangible fixed assets....   (11,021)     (7,483)     (4,507)     (10,604)   (18,977)   (25,267)
Sale of tangible fixed assets........        46          31          --           15         19          1
Sale of intangible fixed assets......        --          --          --           --         --        750
Purchase of intangible fixed
  assets.............................        --          --          --         (100)        --        (13)
Government grants received...........     1,639       1,113         449          566      1,682      2,020
                                       --------    --------      ------      -------    -------    -------
                                         (9,336)     (6,339)     (4,058)     (10,123)   (17,276)   (22,509)
                                       --------    --------      ------      -------    -------    -------
Acquisitions
Purchase of subsidiary
  undertakings.......................    (2,772)     (1,882)       (399)     (23,709)        --         --
Net borrowings acquired with
  subsidiary undertakings............        --          --          --           (6)        --         --
                                       --------    --------      ------      -------    -------    -------
                                         (2,772)     (1,882)       (399)     (23,715)        --         --
                                       --------    --------      ------      -------    -------    -------
Equity dividends paid................    (2,062)     (1,400)     (1,067)      (1,648)      (979)        --
                                       --------    --------      ------      -------    -------    -------
Net cash (outflow)/inflow before
  management of liquid resources and
  financing..........................    (4,539)     (3,082)        705      (25,467)    (6,340)   (15,760)
                                       --------    --------      ------      -------    -------    -------
Management of liquid resources
(Increase)/decrease/in short-term
  deposits...........................   (45,287)    (30,749)         --       11,500      3,000    (20,000)
                                       --------    --------      ------      -------    -------    -------
Financing
Issue of ordinary share capital (net
  of expenses).......................    53,561      36,367          --           --       (113)    30,004
Loans (repaid)/obtained net..........    (3,183)     (2,161)        225       14,627        469      8,566
Principal repayment under hire
  purchase agreements................      (182)       (124)       (101)        (207)       (55)        (4)
                                       --------    --------      ------      -------    -------    -------
                                         50,196      34,082         124       14,420        301     38,566
                                       --------    --------      ------      -------    -------    -------
Increase/(decrease) in cash in the
  period.............................       370         251         829          453     (3,039)     2,806
                                       ========    ========      ======      =======    =======    =======

  The accompanying notes are an integral part of these consolidated financial statements.

                             NOTES TO THE ACCOUNTS

1 PRINCIPAL ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important group accounting policies, which have been applied consistently, is set out below.

  Basis of accounting

     The financial statements are prepared in accordance with the historical cost convention.

  Changes in accounting presentation

     FRS 13 'Derivatives and other financial instruments; disclosures' came into effect for the 1999 financial statements and the relevant disclosure is included in Note 18. The Group did not have derivative financial instruments at any time during the financial year; the disclosure is limited therefore to primary financial instruments.

     FRS 14 'Earnings per share' has been adopted and consequently basic and diluted earnings per share have been calculated in accordance with the new methodology. Comparative basic and diluted earnings per share have been re-calculated on the same basis. Dividend income arising on shares in the Employee Benefit Trust which was previously included in investment income is now deducted from the aggregate of dividends paid and proposed. Comparative amounts have been restated.

  Basis of consolidation

     The consolidated financial statements incorporate the financial statements of the Company and each of its subsidiaries for the three years ended 30 September 1999. The results of subsidiaries sold or acquired are included in the consolidated profit and loss account up to, or from, the date control passes. Intra-group transactions are eliminated fully on consolidation.

  Goodwill

     Goodwill arising on consolidation, representing the excess of the fair value of the purchase consideration over the fair value of the identifiable net assets acquired, is accounted for as an asset and amortised over its useful economic life. This has been assessed as 5 to 20 years in relation to goodwill arising on the various acquisitions.

  Turnover

     Turnover represents the invoiced value of goods and services supplied by the group exclusive of VAT, and is net of sales returns, trade discounts and rebates. Revenue is recognised upon shipment of product, which is when title to the product is transferred to the customer, or upon completion of services to the customer.

  Stocks

     Stocks are valued at the lower of cost and net realisable value. Cost is determined on a first in, first out basis and includes transport and handling costs. In the case of manufactured products, cost includes all direct expenditure and overheads, based on the normal level of activity. Where necessary, provision is made for obsolete, slow moving and defective stocks.

  Research and development

     Expenditure on research and development is written off in the year in which it is incurred.

  Intangible assets

     Product licences acquired are capitalised and amortised over their estimated useful economic lives, not exceeding 15 years.

  Deferred taxation

     Tax deferred or accelerated is accounted for in respect of all material timing differences to the extent that it is probable that a liability or asset will crystallise.

  Pension costs

     Retirement benefits are provided for employees by a defined contribution pension scheme whereby the assets of the scheme are held separately from those of the group in an independently administered scheme. Contributions are charged against profits as they become due.

  Revenue grants

     Revenue grants relating to research and development expenditure are credited to profit and loss account as a reduction of net operating expenses in the period of receipt. Employment grants are similarly credited in the period in which the expenditure is incurred.

  Capital grants

     Capital grants are treated as deferred income and then credited to revenue over the expected useful lives of the related assets.

  Tangible fixed assets

     The cost of tangible fixed assets is their purchase cost together with any incidental expenses of acquisition.

     No depreciation is charged on land. For all other tangible assets, depreciation is calculated on a straight line basis to write off the cost over their useful lives. The rates used are:-

Buildings................................................         2%
Plant and machinery......................................        10%
Motor vehicles...........................................        25%
Fixtures and fittings....................................  10% - 20%

  Hire purchase and finance leases

     Assets acquired under hire purchase contracts and finance lease agreements are recorded in the balance sheet as tangible fixed assets and depreciated over the shorter of their estimated useful lives and the hire term. Future instalments under such contracts, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account as interest, and the capital element, which reduces the outstanding obligation for future instalments.

  Operating leases

     Costs in respect of operating leases are charged on a straight line basis over the lease term.

  Foreign currencies

     Assets, liabilities, revenues and costs denominated in foreign currencies are recorded at the rate of exchange ruling at the date of the transactions, monetary assets and liabilities at the balance sheet date are translated at the year end rate of exchange. All exchange differences thus arising are reported as part of the results for the year. Differences on exchange arising from the retranslation of the opening net investment in subsidiary companies are taken to reserves.

2 SEGMENTAL ANALYSIS

     Geographical analysis

                                                 SIX MONTHS TO
                                                    31 MARCH           YEAR TO 30 SEPTEMBER
                                                ----------------    --------------------------
                                                 2000      1999      1999      1998      1997
                                                ------    ------    ------    ------    ------
                                                L'000     L'000     L'000     L'000     L'000
                                                ------    ------    ------    ------    ------
                                                   UNAUDITED
SALES BY DESTINATION

UK............................................  22,033    17,370    37,186    31,941    30,518
North America.................................  13,729     9,144    19,359     8,870     1,986
Rest of World.................................   6,684     4,536    10,465     8,056     6,748
                                                ------    ------    ------    ------    ------
                                                42,446    31,050    67,010    48,867    39,252
                                                ======    ======    ======    ======    ======
The above analysis includes the following
  amount relating to acquisitions:

UK............................................      --        --     1,260        --        --
North America.................................      --        --     1,503        --        --
                                                ------    ------    ------    ------    ------
                                                    --        --     2,763        --        --
                                                ======    ======    ======    ======    ======
SALES BY ORIGIN
UK............................................  33,307    25,428    54,577    42,880    37,648
North America.................................   8,570     5,149    11,548     5,164       711
Rest of World.................................     569       473       885       823       893
                                                ------    ------    ------    ------    ------
                                                42,446    31,050    67,010    48,867    39,252
                                                ======    ======    ======    ======    ======
The above analysis includes the following
  amounts relating to acquisitions:

UK............................................      --        --     1,260        --        --
North America.................................      --        --     1,503        --        --
                                                ------    ------    ------    ------    ------
                                                    --        --     2,763        --        --
                                                ======    ======    ======    ======    ======

     Geographical analysis of Group's profit before taxation by territory of origin

                                                 SIX MONTHS TO
                                                    31 MARCH           YEAR TO 30 SEPTEMBER
                                                ----------------    --------------------------
                                                 2000      1999      1999      1998      1997
                                                ------    ------    ------    ------    ------
                                                L'000     L'000     L'000     L'000     L'000
                                                ------    ------    ------    ------    ------
                                                   UNAUDITED
UK............................................  10,186     9,013    17,461    12,113    12,183
North America.................................   1,832       998     2,154       730      (490)
Rest of World.................................    (128)       --        --        --         1
                                                ------    ------    ------    ------    ------
Profit before interest........................  11,890    10,011    19,615    12,843    11,694
Interest payable..............................    (644)     (565)   (1,210)     (939)     (348)
                                                ------    ------    ------    ------    ------
Profit before taxation........................  11,246     9,446    18,405    11,904    11,346
                                                ======    ======    ======    ======    ======
The above analysis includes the following
  amounts relating to acquisitions:
UK............................................      --        --       344        --        --
North America.................................      --        --       338        --        --
                                                ------    ------    ------    ------    ------
Profit before interest........................      --        --       682        --        --
Interest payable..............................      --        --        --        --        --
                                                ------    ------    ------    ------    ------
Profit before taxation........................      --        --       682        --        --
                                                ======    ======    ======    ======    ======

     Geographical analysis of net assets

                                                                          AS AT 30 SEPTEMBER
                                                    AS AT 31 MARCH    --------------------------
                                                         2000          1999      1998      1997
                                                    --------------    ------    ------    ------
                                                        L'000         L'000     L'000     L'000
                                                      UNAUDITED
UK................................................     111,009        67,280    56,557    49,860
North America.....................................       1,648           871      (332)     (328)
Rest of World.....................................        (126)            2         2         2
                                                       -------        ------    ------    ------
Net operating assets..............................     112,531        68,153    56,227    49,534
                                                       =======        ======    ======    ======
The above analysis includes the following amounts
  relating to acquisitions:
UK................................................          --           119        --        --
North America.....................................          --           881        --        --
                                                       -------        ------    ------    ------
Net assets........................................          --         1,000        --        --
                                                       =======        ======    ======    ======

     Geographical analysis of total assets

                                                                         AS AT 30 SEPTEMBER
                                                   AS AT 31 MARCH    ---------------------------
                                                        2000          1999       1998      1997
                                                   --------------    -------    ------    ------
                                                     L'000            L'000     L'000     L'000
                                                     UNAUDITED
UK...............................................     138,530         98,091    77,487    66,626
North America....................................      36,788         32,347    12,960    10,214
Rest of World....................................       1,074          1,078       534       141
                                                      -------        -------    ------    ------
Total assets.....................................     176,392        131,516    90,981    76,981
                                                      =======        =======    ======    ======
The above analysis includes the following amounts
  relating to acquisitions:
UK...............................................          --            968        --        --
North America....................................          --          1,065        --        --
                                                      -------        -------    ------    ------
Total assets.....................................          --          2,033        --        --
                                                      =======        =======    ======    ======

     For internal financial reporting purposes, operating results are analysed into two businesses; pharmaceutical products and pharmaceutical services. Pharmaceutical products comprise prescription and sterile products, Galen and Sterile Solutions divisions respectively. Pharmaceutical services comprise clinical trials services and chemical synthesis services divisions. The divisions are summarised as follows:

ETHICAL PHARMACEUTICAL PRODUCTS

  Galen division

     The Galen pharmaceutical division manufactures and markets prescription medicines to healthcare professionals in key therapy areas: analgesics, antibiotics, gastrointestinal, respiratory and cardiovascular. Research and development is focused on applications of drug delivery technology for international exploitation.

  Sterile Solutions division

     The Sterile Solutions division manufactures and supplies intravenous and other sterile solutions, primarily for human use. The sterile manufacturing facility contains a suite for the production of flexible PVC pouches and provides a strong base for the speciality manufacturing business.

ETHICAL PHARMACEUTICAL SERVICES

  Clinical Trial Services division

     Clinical Trial Services (CTS) designs, manufactures and compiles patient packs for use in clinical trials, which are then distributed worldwide. From its state-of-the-art facilities in Craigavon and Pennsylvania, CTS provides a global service to many multinational pharmaceutical companies.

     Interactive Clinical Technologies Inc. (ICTI) provides interactive voice response systems (IVRS) for clinical trials' management from its bases in Lambertville (New Jersey), San Francisco and Maidenhead (United Kingdom). ICTI's technological developments enable clients to efficiently manage drug supplies and collect real-time patient enrolment data.

  Chemical Synthesis Services division

     SynGal operates a current Good Manufacturing Practice (cGMP) custom chemical development service for the pharmaceutical and related chemicals industry. From its facility at Craigavon, SynGal manufactures highly active pharmaceutical ingredients (APIs), intermediates and fine chemicals to pilot plant scale.

     QuChem offers a complementary service to SynGal, providing laboratory scale research in pharmaceutical chemistry. QuChem is based at Queen's University Belfast, where there are established links in to an extensive technology base.

ANALYSIS OF THE GROUP'S TURNOVER BY CLASS OF BUSINESS

                                                 SIX MONTHS TO
                                                    31 MARCH           YEAR TO 30 SEPTEMBER
                                                ----------------    --------------------------
                                                 2000      1999      1999      1998      1997
                                                ------    ------    ------    ------    ------
                                                L'000     L'000     L'000     L'000     L'000
                                                   UNAUDITED
Pharmaceutical products
  Galen.......................................  18,958    15,425    31,389    25,915    21,635
  Sterile Solutions...........................   4,207     3,511     7,227     6,541     7,256
                                                ------    ------    ------    ------    ------
                                                23,165    18,936    38,616    32,456    28,891
                                                ------    ------    ------    ------    ------
Pharmaceutical services
  Clinical Trial Services.....................  17,480    11,347    26,204    15,875    10,361
  Chemical Synthesis..........................   1,801       767     2,190       536        --
                                                ------    ------    ------    ------    ------
                                                19,281    12,114    28,394    16,411    10,361
                                                ------    ------    ------    ------    ------
                                                42,446    31,050    67,010    48,867    39,252
                                                ======    ======    ======    ======    ======

     Analysis of the Group's profit before taxation by class of business

                                          PHARMACEUTICAL PRODUCTS    PHARMACEUTICAL SERVICES
                                          -----------------------    -----------------------
                                                        STERILE      CLINICAL      CHEMICAL
                                           GALEN       SOLUTIONS      TRIALS       SYNTHESIS    TOTAL
                                          -------      ----------    --------      ---------    ------
                                           L'000         L'000        L'000          L'000      L'000
YEAR TO 30 SEPTEMBER 1999
Turnover................................  31,389         7,227        26,204         2,190      67,010
Cost of sales...........................  14,031         4,714        12,089         1,724      32,558
                                          ------         -----        ------         -----      ------
Gross profit............................  17,358         2,513        14,115           466      34,452
Net operating expenses..................   7,979         1,529         5,182         1,072      15,762
                                          ------         -----        ------         -----      ------
Operating profit........................   9,379           984         8,933          (606)     18,690
                                          ------         -----        ------         -----      ------
Investment income.......................      --            --            --            --         925
                                                                                                ------
Profit before interest..................      --            --            --            --      19,615
                                                                                                ------
Interest payable........................      --            --            --            --       1,210
                                                                                                ------
Profit before taxation..................      --            --            --            --      18,405
                                                                                                ======

                                          PHARMACEUTICAL PRODUCTS    PHARMACEUTICAL SERVICES
                                          -----------------------    -----------------------
                                                        STERILE      CLINICAL      CHEMICAL
                                           GALEN       SOLUTIONS      TRIALS       SYNTHESIS    TOTAL
                                          -------      ----------    --------      ---------    ------
                                           L'000         L'000        L'000          L'000      L'000
YEAR TO 30 SEPTEMBER 1998
Turnover................................  25,915         6,541        15,875           536      48,867
Cost of sales...........................  11,437         3,779         7,718           400      23,334
                                          ------         -----        ------         -----      ------
Gross profit............................  14,478         2,762         8,157           136      25,533
Net operating expenses..................   9,188         1,813         2,679           517      14,197
                                          ------         -----        ------         -----      ------
Operating profit........................   5,290           949         5,478          (381)     11,336
                                          ------         -----        ------         -----      ------
Investment income.......................      --            --            --            --       1,507
Profit before interest..................      --            --            --            --      12,843
Interest payable........................      --            --            --            --         939
Profit before taxation..................      --            --            --            --      11,904
YEAR TO 30 SEPTEMBER 1997
Turnover................................  21,635         7,256        10,361            --      39,252
Cost of sales...........................   9,367         4,805         5,542           112      19,826
                                          ------         -----        ------         -----      ------
Gross profit............................  12,268         2,451         4,819          (112)     19,426
Net operating expenses..................   5,289         1,509         1,928           202       8,928
                                          ------         -----        ------         -----      ------
Operating profit........................   6,979           942         2,891          (314)     10,498
                                          ------         -----        ------         -----      ------
Gain on asset disposal..................      --            --            --            --         750
Investment income.......................      --            --            --            --         446
Profit before interest..................      --            --            --            --      11,694
Interest payable........................      --            --            --            --         348
Profit before taxation..................      --            --            --            --      11,346
UNAUDITED
SIX MONTHS TO 31 MARCH 2000
Turnover................................  18,958         4,207        17,480         1,801      42,446
Cost of sales...........................   9,174         2,702         8,735         1,147      21,758
                                          ------         -----        ------         -----      ------
Gross profit............................   9,784         1,505         8,745           654      20,688
Net operating expenses..................   5,117           692         3,105           631       9,545
                                          ------         -----        ------         -----      ------
Operating profit........................   4,667           813         5,640            23      11,143
                                          ------         -----        ------         -----      ------
Investment income.......................      --            --            --            --         747
Profit before interest..................      --            --            --            --      11,890
Interest payable........................      --            --            --            --         644
Profit before taxation..................      --            --            --            --      11,246

                                          PHARMACEUTICAL PRODUCTS    PHARMACEUTICAL SERVICES
                                          -----------------------    -----------------------
                                                        STERILE      CLINICAL      CHEMICAL
                                           GALEN       SOLUTIONS      TRIALS       SYNTHESIS    TOTAL
                                          -------      ----------    --------      ---------    ------
                                           L'000         L'000        L'000          L'000      L'000
UNAUDITED
SIX MONTHS TO 31 MARCH 1999
Turnover................................  15,425         3,511        11,347           767      31,050
Cost of sales...........................   7,077         2,338         4,714           773      14,902
                                          ------         -----        ------         -----      ------
Gross profit............................   8,348         1,173         6,633            (6)     16,148
Net operating expenses..................   3,468           696         2,098           497       6,759
                                          ------         -----        ------         -----      ------
Operating profit........................   4,880           477         4,535          (503)      9,389
Investment income.......................      --            --            --            --         622
Profit before interest..................      --            --            --            --      10,011
Interest payable........................      --            --            --            --         565
Profit before taxation..................      --            --            --            --       9,446

     Analysis of the Group's net assets by class of business

                                                                          AS AT 30 SEPTEMBER
                                                    AS AT 31 MARCH    --------------------------
                                                         2000          1999      1998      1997
                                                    --------------    ------    ------    ------
                                                        L'000         L'000     L'000     L'000
                                                      UNAUDITED
Pharmaceutical products
  Galen...........................................      87,712        49,745    46,398    45,233
  Sterile Solutions...............................       6,717         5,757     4,776     3,781
Pharmaceutical services
  Clinical Trials.................................      16,807        12,522     5,002       520
  Chemical Synthesis..............................       1,295           129        51        --
                                                       -------        ------    ------    ------
                                                       112,531        68,153    56,227    49,534
                                                       =======        ======    ======    ======

     Analysis of the Group's total assets by class of business

                                                                         AS AT 30 SEPTEMBER
                                                   AS AT 31 MARCH    ---------------------------
                                                        2000          1999       1998      1997
                                                   --------------    -------    ------    ------
                                                       L'000          L'000     L'000     L'000
                                                     UNAUDITED
Pharmaceutical products
  Galen..........................................      88,457         54,608    42,690    45,320
  Sterile Solutions..............................      12,078         11,303    10,063     7,803
Pharmaceutical services
  Clinical Trials................................      59,701         50,286    25,380    18,246
  Chemical Synthesis.............................      16,156         15,319    12,848     5,612
                                                      -------        -------    ------    ------
                                                      176,392        131,516    90,981    76,981
                                                      =======        =======    ======    ======

RELIANCE ON MAJOR CUSTOMERS (10% OR MORE OF REVENUE)

     In the year ended 30 September 1999 revenue from one customer amounted to 11.3% of consolidated revenue. No single customer exceeded 10% of consolidated revenue in the years ended 30 September 1998 and 1997. Amounts outstanding from the major customer at 30 September 1999 totalled [pound sterling] 2,915,000.

RELIANCE ON MAJOR PRODUCTS

     Sales of one pharmaceutical product, Kapake(R), in the year ended 30 September 1999 represented 12.3% of consolidated turnover (1998: 16.3%, 1997:
14.2%).

3  COST OF SALES, GROSS PROFIT AND NET OPERATING EXPENSES

                                                 SIX MONTHS TO
                                                    31 MARCH           YEAR TO 30 SEPTEMBER
                                                ----------------    --------------------------
                                                 2000      1999      1999      1998      1997
                                                ------    ------    ------    ------    ------
                                                            [POUND STERLING] '000
                                                   UNAUDITED
Turnover......................................  42,446    31,050    67,010    48,867    39,252
Cost of sales.................................  21,758    14,902    32,558    23,334    19,826
                                                ------    ------    ------    ------    ------
Gross profit..................................  20,688    16,148    34,452    25,533    19,426
                                                ------    ------    ------    ------    ------
Distribution costs............................   4,215     3,234     6,766     5,254     4,300
                                                ------    ------    ------    ------    ------
Administrative expenses before exceptional
  item........................................   5,298     4,423     9,616     7,544     5,664
Exceptional administrative expenses...........      --        --        --     2,731        --
Goodwill amortisation.........................     901        --       671        --        --
                                                ------    ------    ------    ------    ------
Total administrative expenses.................   6,199     4,423    10,287    10,275     5,664
                                                ------    ------    ------    ------    ------
Other operating income........................    (869)     (898)   (1,291)   (1,332)   (1,036)
                                                ------    ------    ------    ------    ------
Net operating expenses........................   9,545     6,759    15,762    14,197     8,928
                                                ------    ------    ------    ------    ------
Group operating profit........................  11,143     9,389    18,690    11,336    10,498
                                                ======    ======    ======    ======    ======

     The exceptional item in 1998 related to the abortive costs of the proposed acquisition of Ferring AB.

     Cost of sales, gross profit, distribution costs and administrative expenses include, in respect of subsidiary undertakings acquired during 1999, [pound sterling] 1,320,000, [pound sterling] 1,443,000, [pound sterling] 22,000 and [pound sterling] 739,000 respectively.

4 GAIN ON DISPOSAL OF INTANGIBLE FIXED ASSETS

     This gain in 1997 related to the disposal of the business and assets, including goodwill and know-how, in relation to a catheter-care product.

     The taxation charge relating to this gain was [pound sterling] 124,000.

5 INVESTMENT INCOME

                                                         SIX MONTHS TO
                                                            31 MARCH        YEAR TO 30 SEPTEMBER
                                                         --------------    -----------------------
                                                         2000     1999     1999     1998     1997
                                                         -----    -----    -----    -----    -----
                                                                   [POUND STERLING] '000
                                                           UNAUDITED
Interest on bank deposits..............................   747      622      925     1,507     446
                                                          ===      ===      ===     =====     ===

6 INTEREST PAYABLE AND SIMILAR CHARGES

                                                         SIX MONTHS TO
                                                            31 MARCH        YEAR TO 30 SEPTEMBER
                                                         --------------    -----------------------
                                                         2000     1999     1999     1998     1997
                                                         -----    -----    -----    -----    -----
                                                                   [POUND STERLING] '000
                                                           UNAUDITED
On bank loans and overdrafts...........................   629      553     1,184     933      343
On hire purchase agreements............................    15       12        26       6        5
                                                          ---      ---     -----     ---      ---
                                                          644      565     1,210     939      348
                                                          ===      ===     =====     ===      ===

7 PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                               YEAR TO 30 SEPTEMBER
                                                              -----------------------
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                               [POUND STERLING] '000
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION IS AFTER
  CHARGING:
Depreciation -- tangible fixed assets -- owned..............  2,940    1,952    1,298
                                      -- hire purchase and
                                      lease.................     86       45       21
              -- intangible fixed assets....................     36       33       32
Amortisation of goodwill....................................    671       --       --
Auditors' remuneration -- for audit.........................     35       27       25
                         -- other services..................     58      214       12
Research and development expenditure........................  3,978    3,059    2,273
Hire of plant and machinery -- operating leases.............    359      270      271
Hire of other assets -- operating leases....................    237       69       53
                                                              -----    -----    -----
and after crediting:
Transfer from capital grants reserve........................    987      616      436
Revenue grants..............................................  1,291    1,331    1,036
                                                              -----    -----    -----

AUDITORS' REMUNERATION -- OTHER SERVICES

     The 1999 total includes [pound sterling] 12,000 in relation to consultancy (1998: [pound sterling] Nil, 1997: [pound sterling] Nil)) with the balance consisting of taxation services and grants certification. The 1998 amount included [pound sterling] 203,000 for due diligence services relating to the aborted acquisition.

     The auditors also received remuneration during 1999 for due diligence services totalling [pound sterling] 18,000.

     The auditors also received remuneration during 1997 for due diligence services related to the flotation totalling [pound sterling] 175,000.

8 DIRECTORS' EMOLUMENTS AND EMPLOYEE INFORMATION

                                                              1999     1998     1997
                                                              -----    -----    -----
                                                               [POUND STERLING] '000
DIRECTORS' EMOLUMENTS
Aggregate emoluments........................................   655      502      440
Company pension contributions to defined contribution
  schemes...................................................    59       57       56
                                                               ===      ===      ===

     Retirement benefits are accruing to three Directors (1998: three, 1997: three) under the Group's defined contribution schemes.

                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
HIGHEST PAID DIRECTOR
Aggregate emoluments........................................   226      167      156
Company pension contributions to defined contribution
  schemes...................................................    25       25       25
                                                               ===      ===      ===

     Details of individual Directors' emoluments for the year ended 30 September 1999 are as follows:

                                         AJ MCCLAY    JA KING    RG ELLIOTT    AD ARMSTRONG    TOTAL
                                         ---------    -------    ----------    ------------    -----
                                           L'000       L'000       L'000          L'000        L'000
EXECUTIVE DIRECTORS
Salary.................................     50          195         150            105          500
Bonus..................................     --           20          20             20           60
Benefits...............................      8           11          11              5           35
Pension contributions..................     --           25          25              9           59
                                            --          ---         ---            ---          ---
1999 TOTAL.............................     58          251         206            139          654
                                            ==          ===         ===            ===          ===
1998 total (including pension
  contributions).......................     56          192         165             98          511
                                            ==          ===         ===            ===          ===
1998 pension contributions.............     --           25          25              7           57
                                            ==          ===         ===            ===          ===

                                                              FEES     FEES     FEES
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
NON-EXECUTIVE DIRECTORS
HA Ennis....................................................   20       20       18
D Gibbons...................................................   20       20       12
MG Carter...................................................   20        8       --
                                                               --       --       --
                                                               60       48       30
                                                               ==       ==       ==

                                                               1999      1998     1997
                                                              ------    ------    -----
EMPLOYEE INFORMATION
Average monthly number of persons (including Executive
  Directors) employed by the Group during the year was:
Administration staff........................................     133       112       87
Other staff.................................................     896       676      564
                                                              ------    ------    -----
                                                               1,029       788      651
                                                              ======    ======    =====

Staff costs (for the above period):                            L'000     L'000    L'000
Wages and salaries..........................................  16,550    11,285    8,324
Social security costs.......................................   1,483     1,222      710
Other pension costs.........................................     373       191      137
                                                              ------    ------    -----
                                                              18,406    12,698    9,171
                                                              ======    ======    =====

9 TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                               YEAR TO 30 SEPTEMBER
                                                              -----------------------
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
United Kingdom corporation tax at 30.5% (1998: 31%, 1997:
  32%)
Current.....................................................  4,396    3,584    2,971
Adjustment to previous year.................................     --       (4)     (23)
                                                              -----    -----    -----
                                                              4,396    3,580    2,948
                                                              =====    =====    =====

TAX RECONCILIATION TO UK STATUTORY RATE

     The table below reconciles the UK statutory rate tax charge to the Group's tax on profit on ordinary activities:

                                                                 YEAR TO 30 SEPTEMBER
                                                              --------------------------
                                                               1999      1998      1997
                                                              ------    ------    ------
                                                              L'000     L'000     L'000
Profit on ordinary activities before taxation...............  18,405    11,904    11,346
                                                              ------    ------    ------
Tax charge at UK statutory rate of 30.5% for 1999 (31% for
  1998, 32% for 1997).......................................   5,613     3,690     3,630
Timing differences not recognised on excess of tax
  allowances over depreciation..............................  (1,529)   (1,351)   (1,052)
Non taxable grant transfers.................................    (301)     (129)     (106)
Amortisation of goodwill and intangible fixed assets not
  allowable.................................................     216        10        10
Abortive acquisition costs not allowable....................      --       846        --
Other.......................................................     397       514       466
                                                              ------    ------    ------
Tax on profit on ordinary activities........................   4,396     3,580     2,948
                                                              ======    ======    ======

10 DIVIDENDS

                                                               YEAR TO 30 SEPTEMBER
                                                              -----------------------
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
Final dividend proposed of 1.10p per share (1998: 0.88p,
  1997: 0.367p).............................................  1,334    1,067     445
Interim dividend paid of 0.55p per share (1998: 0.44p)......    667      534      --
                                                              -----    -----     ---
Total ordinary dividends on equity shares...................  2,001    1,601     445
Less amounts in respect of shares held by Galen Employee
  Benefit Trust.............................................     86       66      18
                                                              -----    -----     ---
                                                              1,915    1,535     427
                                                              =====    =====     ===

                                                              SIX MONTHS TO
                                                                 31 MARCH
                                                              --------------
                                                              2000     1999
                                                              -----    -----
                                                              L'000    L'000
Interim dividend proposed of 0.69p per share (1999: 0.55p
  per share)................................................   844      640
Adjustment to previous period...............................    66       --
                                                              ----     ----
                                                              L910      640
                                                              ====     ====

the calculation uses the weighted average number of ordinary shares as determined for the basic calculation. The FRS also requires that the additional EPS is reconciled to the basic EPS required by the standard and that the reasons for calculating the additional EPS are explained.

     ADJUSTED EARNINGS PER SHARE figures reflecting the results before the impact of abortive acquisition costs have been calculated in addition to the earnings per share required by FRS 14, since in the opinion of the Directors, this will allow the shareholders to gain a clearer understanding of underlying trading performance of the Group.

                                                   UNAUDITED
                                                 SIX MONTHS TO
                                                    31 MARCH              YEAR TO 30 SEPTEMBER
                                                 --------------    -----------------------------------
                                                 2000     1999       1999         1998         1997
                                                 -----    -----    ---------    ---------    ---------
                                                                     PENCE        PENCE        PENCE
                                                 PENCE    PENCE    PER SHARE    PER SHARE    PER SHARE
Earnings per ordinary share....................   7.2      6.2       12.0          7.1          8.0
Adjustment in relation to loss arising from
  abortive acquisition costs...................    --       --         --          2.4           --
                                                  ---      ---       ----          ---         ----
Adjusted earnings per share....................   7.2      6.2       12.0          9.5          8.0
                                                  ===      ===       ====          ===         ====

     HEADLINE EARNINGS PER SHARE, a measure recommended by the Institute of Investment Management and Research (the "IIMR") adjusts standard earnings per share to eliminate items of a capital nature.

                                                   UNAUDITED
                                                 SIX MONTHS TO
                                                    31 MARCH              YEAR TO 30 SEPTEMBER
                                                 --------------    -----------------------------------
                                                 2000     1999       1999         1998         1997
                                                 -----    -----    ---------    ---------    ---------
                                                                     PENCE        PENCE        PENCE
                                                 PENCE    PENCE    PER SHARE    PER SHARE    PER SHARE
Earnings per ordinary share....................   7.2      6.2       12.0          7.1          8.0
Goodwill amortisation..........................   0.8       --        0.6           --           --
Gain on asset disposal.........................    --       --         --           --         (0.6)
                                                  ---      ---       ----          ---         ----
IIMR earnings per share........................   8.0      6.2       12.6          7.1          7.4
                                                  ===      ===       ====          ===         ====

     DILUTED EARNINGS PER SHARE is calculated on profit for the financial period and on an adjusted number of shares reflecting the number of dilutive shares under option as follows:

                                 UNAUDITED                        UNAUDITED
                        SIX MONTHS TO 31 MARCH 2000      SIX MONTHS TO 31 MARCH 1999       YEAR TO 30 SEPTEMBER 1999
                       ------------------------------   ------------------------------   ------------------------------
                                   NUMBER OF     EPS                NUMBER OF     EPS                NUMBER OF     EPS
                       EARNINGS     SHARES      PENCE   EARNINGS     SHARES      PENCE   EARNINGS     SHARES      PENCE
                       --------   -----------   -----   --------   -----------   -----   --------   -----------   -----
                        L'000                            L'000                            L'000
Basic EPS............   8,708     120,540,888    7.2     7,213     116,316,829    6.2     13,990    116,329,438   12.0
Effect of dilutive
  securities-
  options............                 434,519                          260,201                          291,604
                        -----     -----------    ---     -----     -----------    ---     ------    -----------   ----
Diluted EPS..........   8,708     120,975,407    7.2     7,213     116,577,030    6.2     13,990    116,621,042   12.0
                        =====     ===========    ===     =====     ===========    ===     ======    ===========   ====

12 INTANGIBLE FIXED ASSETS

                                                                          PRODUCT
                                                              GOODWILL    LICENCES    TOTAL
                                                              --------    --------    ------
                                                               L'000       L'000      L'000
Cost
At 1 October 1997...........................................       --       490          490
Additions...................................................       --        --           --
                                                               ------       ---       ------
At 1 October 1998...........................................       --       490          490
Additions...................................................   35,543       100       35,643
                                                               ------       ---       ------
At 30 September 1999........................................   35,543       590       36,133
                                                               ------       ---       ------
Depreciation
At 1 October 1997...........................................       --        56           56
Charge for year.............................................       --        33           33
                                                               ------       ---       ------
At 1 October 1998...........................................       --        89           89
Charge for year.............................................      671        36          707
                                                               ------       ---       ------
At 30 September 1999........................................      671       125          796
                                                               ------       ---       ------
Net book value
At 30 September 1999........................................   34,872       465       35,337
                                                               ======       ===       ======
At 30 September 1998........................................       --       401          401
                                                               ======       ===       ======

13 TANGIBLE FIXED ASSETS

                                              LAND
                                               AND       PLANT AND      FIXTURES       MOTOR
                                            BUILDINGS    MACHINERY    AND FITTINGS    VEHICLES    TOTAL
                                            ---------    ---------    ------------    --------    ------
                                                               [POUND STERLING] '000
COST
At 1 October 1997.........................   27,973       14,597         4,276          336       47,182
Currency adjustment.......................     (329)         (57)          (65)          (5)        (456)
Additions.................................   11,211        4,539         2,961           78       18,789
Disposals.................................       --           --            --          (44)         (44)
                                             ------       ------         -----          ---       ------
At 1 October 1998.........................   38,855       19,079         7,172          365       65,471
Currency adjustment.......................      263           62            70            4          399
Acquisitions..............................       --           --           181           --          181
Additions.................................    2,822        6,030         1,602           42       10,496
Disposals.................................       --           --            --          (28)         (28)
                                             ------       ------         -----          ---       ------
AT 30 SEPTEMBER 1999......................   41,940       25,171         9,025          383       76,519
                                             ------       ------         -----          ---       ------
DEPRECIATION
At 1 October 1997.........................      691        4,596           920          140        6,347
Currency adjustment.......................       (1)          (1)           (1)          (1)          (4)
Charge for year...........................      220        1,080           629           68        1,997
Eliminated on disposal....................       --           --            --          (23)         (23)
                                             ------       ------         -----          ---       ------
At 1 October 1998.........................      910        5,675         1,548          184        8,317
Currency adjustment.......................        4            3             6            1           14
Charge for year...........................      482        1,495           976           73        3,026
Eliminated on disposal....................       --           --            --          (11)         (11)
                                             ------       ------         -----          ---       ------
AT 30 SEPTEMBER 1999......................    1,396        7,173         2,530          247       11,346
                                             ------       ------         -----          ---       ------
NET BOOK VALUE
AT 30 SEPTEMBER 1999......................   40,544       17,998         6,495          136       65,173
                                             ======       ======         =====          ===       ======
At 30 September 1998......................   37,945       13,404         5,624          181       57,154
                                             ======       ======         =====          ===       ======

     The net book value of tangible fixed assets includes an amount of L663,114 (1998: L612,853) in respect of assets held under hire purchase agreements.

     Land and buildings at net book value comprise:

                                                                1999         1998
                                                              ---------    ---------
                                                              [POUND STERLING] '000
Freehold property...........................................   22,195       21,006
Long leasehold property.....................................   18,349       16,939
                                                               ------       ------
                                                               40,544       37,945
                                                               ======       ======

14 GROUP UNDERTAKINGS

     Subsidiary undertakings whose results or financial position, in the opinion of the directors, principally affected the figures of the group are as follows:

SUBSIDIARY                                             COUNTRY OF INCORPORATION
----------                                             ------------------------
Galen Limited                                          Northern Ireland
Quchem Limited                                         Northern Ireland
Galen Chemicals Limited                                Republic of Ireland
Galen Incorporated                                     United States of America
Bartholomew Rhodes Limited                             Great Britain
Interactive Clinical Technologies Inc                  United States of America

15 STOCKS

                                                                                AS AT 30 SEPTEMBER
                                                              AS AT 31 MARCH    -------------------
                                                                   2000          1999        1998
                                                              --------------    -------     -------
                                                                L'000           L'000       L'000
                                                               (UNAUDITED)
Raw materials and consumables...............................       5,642         5,673       3,623
Finished goods..............................................       5,139         3,156       1,188
                                                                  ------         -----       -----
                                                                  10,781         8,829       4,811
                                                                  ======         =====       =====

16 DEBTORS

                                                              AS AT 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                              L'000      L'000
AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
Advance corporation tax recoverable.........................      --        267
                                                              ------     ------
AMOUNTS FALLING DUE WITHIN ONE YEAR
Trade debtors...............................................  14,744     10,804
Less amounts provided for doubtful debts....................    (287)      (365)
                                                              ------     ------
                                                              14,457     10,439
Other debtors...............................................     658      1,248
Prepayments and accrued income..............................     711        448
                                                              ------     ------
                                                              15,826     12,135
                                                              ------     ------
                                                              15,826     12,402
                                                              ------     ------

PROVISIONS FOR DOUBTFUL DEBTS

                                                              1999     1998     1997
                                                              -----    -----    -----
                                                              L'000    L'000    L'000
At beginning of year........................................   365      324      184
Profit and loss account (credit)/charge.....................    (5)      65      140
Amounts utilised and other movements........................   (73)     (24)      --
                                                               ---      ---      ---
AT END OF YEAR..............................................   287      365      324
                                                               ===      ===      ===

17 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                              AS AT 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               L'000      L'000
Bank loans and overdrafts...................................   8,663      1,559
Obligations under hire purchase agreements..................     217        181
Trade creditors.............................................   7,125      4,104
Corporation tax.............................................   4,203      3,959
Other taxation and social security..........................   1,124        620
Other creditors.............................................   1,026      1,671
Accruals and deferred income................................   1,597      4,156
Dividend proposed...........................................   1,334      1,067
Deferred consideration (Note 26)............................   1,823         --
                                                              ------     ------
                                                              27,112     17,317
                                                              ======     ======

18 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                              AS AT 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               L'000      L'000
Bank loans..................................................  19,134     10,114
Obligations under hire purchase contracts...................     193        307
Other creditors.............................................     325        325
Contingent consideration (Note 26)..........................  10,329         --
                                                              ------     ------
                                                              29,981     10,746
                                                              ======     ======

                                                              AS AT 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               L'000      L'000
BANK LOANS
REPAYABLE AS FOLLOWS:
In one year or less.........................................   7,477      1,559
Between one and two years...................................   4,040      1,873
Between two and five years..................................  10,486      5,064
In five years or more.......................................   4,608      3,177
                                                              ------     ------
                                                              26,611     11,673
                                                              ======     ======

     The terms of bank loans which are partly repayable in more than five years are as follows:-

     - 9.06% fixed rate loan repayable over ten years by equal quarterly instalments.

     - Libor plus 0.75% variable rate loan repayable over seven years by equal quarterly instalments

     Circular and cross guarantees and indemnities are in place in relation to certain group banking facilities.

HIRE PURCHASE AND FINANCE LEASE AGREEMENTS

                                                              1999     1998
                                                              -----    -----
                                                              L'000    L'000
THE NET HIRE PURCHASE OBLIGATIONS TO WHICH THE GROUP IS
  COMMITTED ARE:
In one year or less.........................................   248      204
Between one and two years...................................   177      204
Between two and three years.................................    25      142
Between three and four years................................    20       --
Between four and five years.................................     1       --
Less interest element.......................................   (61)     (62)
                                                               ===      ===
                                                               410      488
                                                               ===      ===

FINANCIAL INSTRUMENTS

     The Group's financial instruments comprise borrowings, its cash and liquid resources, and other current assets and liabilities that arise directly from its operations. The main purpose of these financial instruments is to raise finance for the Group's operations.

     The Group has not entered into derivatives transactions during the year as interest rate and currency risks arising from the Group's operations and its sources of finance to date have not been significant.

GROUP POLICY

     The main risks arising from the Group's financial instruments are interest rate risk, liquidity risk and foreign currency risk. The Board reviews and agrees policies for managing each of these risks and they are summarised below. These policies have remained unchanged from the previous year.

  Interest rate risk

     The Group finances its operations through a mixture of retained profits and bank borrowings. The Group borrows in the desired currencies at both fixed and floating rates of interest. As the Group's balance sheet has until recently been ungeared there has not been a need to use interest rate swaps or other derivative instruments to manage the risk. At the year-end 3 per cent of the Group's borrowings were at fixed rates.

  Liquidity risk

     As regards liquidity, the Group's policy is to maintain a balanced spread of maturity to ensure continuity of funding. At 30 September 1999, 69 per cent of the Group's borrowings were due to mature in more than 2 years and 21 per cent in more than five years. Short-term flexibility is achieved by overdraft facilities.

  Foreign currency risk

     The Group's overseas subsidiaries operate in the USA and their revenues and expenses are denominated exclusively in US dollars. As the net assets of these subsidiaries have not been material in group terms no financial instruments have been used to hedge the net investment against movements in the US dollar/sterling exchange rate. This exposure will continue to be monitored as the scale of the Group's overseas operations expands in the coming years.

     All sales of the UK businesses are denominated in sterling.

INTEREST RATE RISK PROFILE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES

     Short-term debtors and creditors have been excluded from all the following disclosures.

  Financial assets

     The Group's financial assets, other than short-term debtors consist of sterling cash deposits and cash at bank.

     At 30 September 1999 sterling cash deposits amounted to L5,500,000. These comprise deposits placed on money markets at 3 month rolling rates. Cash at bank which at the year end amounted to L850,000 is held in sterling and US dollars.

FINANCIAL LIABILITIES

     The interest rate profile of the Group's financial liabilities at 30 September 1999 was:

                                                              FLOATING         FIXED          FINANCIAL
                                                                RATE           RATE          LIABILITIES
                                                              FINANCIAL      FINANCIAL       ON WHICH NO
                                                   TOTAL     LIABILITIES    LIABILITIES    INTEREST IS PAID
                                                   ------    -----------    -----------    ----------------
                                                   L'000        L'000          L'000            L'000
CURRENCY
Sterling.........................................  17,291      16,088           878                325
US dollar........................................  23,393      11,241            --             12,152
                                                   ------      ------           ---             ------
Total............................................  40,684      27,329           878             12,477
                                                   ======      ======           ===             ======

                                                          FIXED                                FINANCIAL
                                                          RATE            FIXED RATE          LIABILITIES
                                                        FINANCIAL         FINANCIAL           ON WHICH NO
                                                       LIABILITIES       LIABILITIES        INTEREST IS PAID
                                                        WEIGHTED           WEIGHTED             WEIGHTED
                                                         AVERAGE      AVERAGE PERIOD FOR     AVERAGE PERIOD
                                                        INTEREST        WHICH RATE IS        UNTIL MATURITY
                                                         RATE %          FIXED YEARS             YEARS
                                                       -----------    ------------------    ----------------
CURRENCY
Sterling.............................................       9                 10                  --
US dollar............................................      --                 --                   2
                                                            --                --                   --

     The floating rate financial liabilities comprise:

     - sterling denominated bank borrowings and overdrafts that bear interest at rates based on LIBOR, and

     - US dollar denominated bank borrowings that bear interest at rates based on LIBOR.

CURRENCY EXPOSURES

     Group companies do not normally carry monetary assets and liabilities in currencies other than their local currency. Forward foreign exchange contracts are used when required to hedge specific future purchases. The only currency exposure at 30 September 1999 arises from the group's net investment in its USA subsidiaries, and gains and losses arising on net investments overseas are recognised in the statement of total recognised gains and losses.

MATURITY OF FINANCIAL LIABILITIES

     The maturity profile of the group's financial liabilities, other than short-term creditors and accruals at 30 September 1999 was as follows:

                                                                   FINANCE         OTHER
                                                        BANK     LEASES/HIRE     FINANCIAL
                                                        DEBT      PURCHASE      LIABILITIES    TOTAL
                                                       ------    -----------    -----------    ------
                                                       L'000        L'000          L'000       L'000
In one year or less, or on demand....................   8,663        218           1,823       10,704
In more than one year but not more than two years....   4,040        164           3,873        8,077
In more than two years but not more than five
  years..............................................  10,486         29           6,456       16,971
In more than five years..............................   4,608         --              --        4,608
                                                       ------        ---          ------       ------
                                                       27,797        411          12,152       40,360
                                                       ======        ===          ======       ======

     Other financial liabilities relate to deferred and contingent consideration in relation to acquisitions.

BORROWING FACILITIES

     The Group has undrawn committed borrowing facilities. The facilities available, but undrawn, at 30 September 1999 in respect of which all conditions precedent had been met were as follows:

                                                              L'000
                                                              ------
Expiring in one year or less................................  11,658
                                                              ======

FAIR VALUES OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES

     Set out below is a comparison by category of book values and fair values of the Group's financial assets and liabilities as at 30 September 1999.

                                                               BOOK      FAIR
                                                              VALUE     VALUE
                                                              ------    ------
                                                              L'000     L'000
PRIMARY FINANCIAL INSTRUMENTS HELD OR ISSUED TO FINANCE THE
  GROUP'S OPERATIONS
Short-term borrowings.......................................   8,881     8,881
Long-term borrowings........................................  19,327    20,205
Other financial liabilities.................................  12,152    11,657
Financial assets............................................   6,350     6,350
                                                              ======    ======

     The fair values shown above have been assessed by calculating discounted cash flows that would arise if the commitments at 30 September 1999 had been entered into at market rates at that time.

     Debt maturities at 30 September 1999 were as follows:

                                                 UNSECURED          UNSECURED        UNSECURED
                                                 STERLING           US DOLLAR         STERLING
                                                 BANK DEBT          BANK DEBT        BANK DEBT      TOTAL
                                              ---------------    ---------------    ------------    ------
                                              (VARIABLE RATE)    (VARIABLE RATE)    (FIXED RATE)    L'000
                                                   L'000              L'000            L'000
Due within one year.........................       6,941              1,606             116          8,663
From one to two years.......................       2,612              1,302             126          4,040
From two to three years.....................       2,486              1,302             138          3,926
From three to four years....................       2,111              1,302             151          3,564
From four to five years.....................       1,528              1,302             166          2,996
After five years............................          --              4,427             181          4,608
                                                  ------             ------             ---         ------
                                                  15,678             11,241             878         27,797
                                                  ======             ======             ===         ======

19 DEFERRED TAXATION

     Deferred taxation provided in the financial statements, and the amount unprovided of the total potential liability, are as follows:

                                                                PROVISION          AMOUNTS
                                                                   MADE           UNPROVIDED
                                                              --------------    --------------
                                                              1999     1998     1999     1998
                                                              -----    -----    -----    -----
                                                              L'000    L'000    L'000    L'000
GROUP
Excess of tax allowances over depreciation..................   --       --      5,323    3,827
                                                                ==       ==     =====    =====

     The extent of the group's budgeted capital expenditure means that depreciation on qualifying fixed assets will not exceed capital allowances claimed in the foreseeable future and on these grounds no deferred taxation provision is deemed necessary by the directors.

20 DEFERRED INCOME

                                                              L'000
                                                              -----
GOVERNMENT GRANTS
At 1 October 1997...........................................  5,625
Receivable in the year......................................  1,682
Released to profit and loss account.........................   (616)
                                                              -----
At 1 October 1998...........................................  6,691
Receivable in the year......................................    566
Released to profit and loss account.........................   (987)
                                                              -----
At 30 September 1999........................................  6,270
                                                              =====

21 CALLED-UP SHARE CAPITAL

                                                          AS AT 31 MARCH      AS AT 30 SEPTEMBER
                                                        ------------------    ------------------
                                                          2000       1999      1998       1997
                                                        --------    ------    -------    -------
                                                         L'000      L'000      L'000      L'000
                                                            UNAUDITED
AUTHORISED
170,000,000 ordinary shares of 10p each...............    17,000    17,000    17,000     17,000
                                                        --------    ------    ------     ------
ALLOTTED, CALLED-UP AND FULLY PAID
127,266,652 (1999, 1998 and 1997:
121,266,652) ordinary shares of 10p each..............    12,727    12,127    12,127     12,127
                                                        --------    ------    ------     ------

22 SHARE PREMIUM ACCOUNT AND RESERVES

                                                               SHARE      PROFIT
                                                              PREMIUM    AND LOSS
                                                              ACCOUNT    ACCOUNT
                                                              -------    --------
                                                               L'000      L'000
At 1 October 1996...........................................   1,367      10,062
Arising on share issue......................................  29,773          --
Issue costs.................................................  (1,896)         --
Bonus issue capitalisation..................................  (9,867)         --
Retained profit for the year................................      --       7,971
Exchange differences arising on consolidation...............      --          (3)
                                                              ------      ------
At 1 October 1997...........................................  19,377      18,030
1997 share issue costs......................................    (113)         --
Retained profit for the year................................      --       6,777
Exchange differences arising on consolidation...............      --          17
                                                              ------      ------
At 1 October 1998...........................................  19,264      24,824
Retained profit for the year................................      --      12,075
Exchange differences arising on consolidation...............      --        (168)
                                                              ------      ------
At 30 September 1999........................................  19,264      36,731
                                                              ======      ======
UNAUDITED
At 1 October 1999...........................................  19,264      36,731
Arising on share issue (see Note 32)........................  36,300          --
Issue costs.................................................    (533)         --
Retained profit for the period..............................      --       7,798
Exchange differences arising on consolidation...............      --         174
                                                              ------      ------
AT 31 MARCH 2000............................................  55,031      44,703
                                                              ======      ======

     On 10 July 1997 21,266,666 new ordinary shares of 10p each were issued by way of a placing at a price of 150p, representing a premium of 140p over their nominal value. By way of a bonus issue on capitalisation of L9,866,666 of the share premium account, 98,666,656 ordinary shares were allotted, credited as fully paid on the basis of 74 ordinary shares for every one ordinary share held prior to the placing.

SHARE OPTION SCHEMES

     The following share option schemes were established in 1997:
          The Galen Approved Executive Share Option Scheme
          The Galen Unapproved Executive Share Option Scheme
          The Galen Savings Related Share Option Scheme
          The Galen Inc Employee Stock Purchase Plan

     Details of options issued during the year are as follows:

                                AT        OPTIONS     OPTIONS          AT
                             1 OCTOBER    GRANTED    EXERCISED    30 SEPTEMBER    EXERCISE    EXERCISE
                               1998       IN YEAR     IN YEAR         1999         PRICE       PERIOD
                             ---------    -------    ---------    ------------    --------    ---------
Unapproved scheme
                                --         25,003       --           25,003         L3.60     2001-2008
                                --        112,123       --          112,123        L3.925     2001-2008
                                                                                   L4.475     2002-2009
Approved scheme
                                --         74,997       --           74,997         L3.60     2001-2008
                                --         14,583       --           14,583        L3.925     2001-2008
                                --         20,109       --           20,109        L4.475     2002-2009
                                 --       -------        --         -------        ------     ---------

     The following options were outstanding under the Galen Savings Related Share Option Scheme at 30 September 1999:

NUMBER OF   EXERCISE     EARLIEST
 OPTIONS     PRICE     EXERCISE DATE
---------   --------   -------------
 198,347     L2.56         2001
 123,848     L3.38         2002
 162,773     L2.56         2003
  60,095     L3.38         2004
 =======     =====         ====

THE GALEN EMPLOYEE BENEFIT TRUST

     The Galen Holdings PLC Employee Benefit Trust was established in June 1997. The trustee is Galen Trustees Limited, a subsidiary of Galen Holdings PLC. It is a discretionary trust for the benefit of employees and former employees of the group, including directors, and may be used inter alia, to meet obligations under the Executive Share Option Schemes, the Savings Related Share Option Scheme, or any other share scheme established by any group company. Dividends have not been waived by the Trust. Dividend income is included in the group's profit and loss account by way of reduction of the total dividend charge. Dr McClay, who cannot be a beneficiary of the Trust, gifted 5,000,262 ordinary shares to the Trust on its establishment. At the year end the 4,922,481 (1998:
5,000,262) shares held by the Trust were valued at L26,458,335 (1998:
L21,876,146). Other income and costs of the Trust are incorporated into the financial statements where applicable. Cash held by the Trust totalled L131,456 and L27,768 at 30 September 1999 and 1998 respectively.

23 MINORITY INTERESTS

                                                                L'000
                                                                -----
At 1 October 1997...........................................     --
  Profit and loss account...................................     12
                                                                 --
At 1 October 1998...........................................     12
  Profit and loss account...................................     19
                                                                 --
At 30 September 1999........................................     31
                                                                 ==

24 RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS/(DEBT)

                                                               1999       1998      1997
                                                              -------    ------    ------
                                                               L'000     L'000     L'000
Increase/(decrease) in cash in the period...................      453    (3,039)    2,806
Cash (inflow)/outflow from movement in liquid resources.....  (11,500)   (3,000)   20,000
Cash inflow from increase in debt and hire purchase
  financing.................................................  (14,420)     (414)   (8,562)
                                                              -------    ------    ------
Change in net funds resulting from cash flows...............  (25,467)   (6,453)   14,244
Exchange movement...........................................     (311)      417        --
New hire purchase agreements................................      (80)     (506)      (39)
Lease obligations assumed on acquisition....................      (49)       --        --
                                                              -------    ------    ------
Movement in net funds in the year...........................  (25,907)   (6,542)   14,205
Net funds/(debt) at beginning of year.......................    4,051    10,593    (3,612)
                                                              -------    ------    ------
NET (DEBT)/FUNDS AT END OF YEAR.............................  (21,856)    4,051    10,593
                                                              =======    ======    ======

                                                                                    LOANS
                                                                     LOANS LESS    GREATER       HIRE          NET
                                CASH AT       BANK          ST          THAN        THAN       PURCHASE      FUNDS/
ANALYSIS OF NET FUNDS/(DEBT)     BANK      OVERDRAFTS    DEPOSITS      1 YEAR      1 YEAR     OBLIGATIONS    (DEBT)
----------------------------    -------    ----------    --------    ----------    -------    -----------    -------
                                 L'000       L'000        L'000        L'000        L'000        L'000        L'000
At 1 October 1996.............     138         (693)          --         (611)      (2,442)        (4)        (3,612)
  Cash flow...................   2,113          693       20,000           14       (8,580)         4         14,244
  Other non cash movement.....      --           --           --           --           --        (39)           (39)
                                ------       ------      -------       ------      -------       ----        -------
At 1 October 1997.............   2,251           --       20,000         (597)     (11,022)       (39)        10,593
  Cash flow...................  (2,251)        (788)      (3,000)        (962)         493         55         (6,453)
  Exchange movement...........      --           --           --           --          415          2            417
  Other non cash movement.....      --           --           --           --           --       (506)          (506)
                                ------       ------      -------       ------      -------       ----        -------
At 1 October 1998.............      --         (788)      17,000       (1,559)     (10,114)      (488)         4,051
  Cash flow...................     851         (398)     (11,500)      (5,885)      (8,742)       207        (25,467)
  Exchange movement...........      --           --           --          (33)        (278)        --           (311)
  Acquisitions................      --           --           --           --           --        (49)           (49)
  Other non-cash movement.....      --           --           --           --           --        (80)           (80)
                                ------       ------      -------       ------      -------       ----        -------
AT 30 SEPTEMBER 1999..........     851       (1,186)       5,500       (7,477)     (19,134)      (410)       (21,856)
                                ======       ======      =======       ======      =======       ====        =======

     Other non-cash movements relates to new hire purchase agreements incepted.

25 RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING
ACTIVITIES

                                                               1999      1998      1997
                                                              ------    ------    ------
                                                              L'000     L'000     L'000
Operating profit............................................  18,690    11,336    10,498
Depreciation of tangible fixed assets.......................   3,026     1,997     1,319
Amortisation of intangible fixed assets.....................     707        33        32
Capital grants release......................................    (987)     (616)     (436)
Loss on sale of tangible fixed assets.......................       3         1         3
Increase in stocks..........................................  (3,714)     (474)   (1,436)
Increase in debtors.........................................  (1,879)   (2,873)   (2,287)
Increase in creditors.......................................   1,050     4,802     1,091
Exchange difference.........................................    (242)       52        (3)
                                                              ------    ------    ------
NET CASH INFLOW FROM OPERATING ACTIVITIES...................  16,654    14,258     8,781
                                                              ======    ======    ======

26 ACQUISITIONS

     Details of the fair value of assets and liabilities of companies acquired during the year ended 30 September 1999 are set out below together with the resultant amount of goodwill arising. Goodwill is being written off over periods ranging from 5 years to 20 years maximum. All purchases have been accounted for as acquisitions. The most significant acquisitions were those of Bartholomew Rhodes Limited and Interactive Clinical Technologies Inc ("ICTI").

     The Bartholomew Rhodes acquisition provided additional products in the analgesic, respiratory and cardiovascular categories. ICTI provides interactive voice response systems (IVRS) for clinical trials' management from its bases in Princeton (New Jersey) and San Francisco. ICTI's technological developments enable clients to efficiently manage drugs supplies and collect real-time patient enrolment data. The other acquisition related to the purchase of J Dana Inc, a company which provides returned drug accountability and destruction services.

                                                      BARTHOLOMEW
                                                        RHODES         ICTI      J DANA    TOTAL
                                                      -----------    --------    ------    ------
                                                         L'000        L'000      L'000     L'000
Tangible fixed assets...............................        --           170       11         181
Stocks..............................................       304            --       --         304
Debtors.............................................     1,191           399       23       1,613
Cash/(overdrafts)...................................      (218)          209        3          (6)
Creditors...........................................    (1,802)         (211)     (13)     (2,026)
Taxation............................................       301            --       --         301
Lease obligations...................................        --           (49)      --         (49)
                                                        ------        ------      ---      ------
Net assets acquired.................................      (224)          518       24         318
Goodwill............................................    20,315        14,838      390      35,543
                                                        ------        ------      ---      ------
Consideration.......................................    20,091        15,356      414      35,861
                                                        ======        ======      ===      ======
Consideration satisfied by:
Cash (including costs of acquisitions)..............    20,091         3,204      414      23,709
Deferred consideration (payable January 2000).......        --         1,823       --       1,823
Contingent consideration............................        --        10,329       --      10,329
                                                        ------        ------      ---      ------
                                                        20,091        15,356      414      35,861
                                                        ======        ======      ===      ======

     A proportion of the goodwill from the Bartholomew Rhodes acquisition calculated above relates specifically to product licenses and brand names. The estimated useful life of such intangible assets is 20 years, the period over which goodwill is being amortised.

     Under FRS 11 "Impairment of fixed assets and goodwill" an impairment review of goodwill and intangible assets is required to be carried out at the end of the first full financial year following their acquisition. Post-acquisition performance will be compared with forecasts and a review undertaken of unexpected adverse events or changes in circumstances that throw doubt on the recoverability of the capitalised goodwill or intangible assets.

     The contingent consideration in relation to the ICTI acquisition is payable upon the achievement of certain minimum targets and represents the total amount payable in respect of the period from 1 October 1999 to 30 September 2001. Payments would be made on 31 January 2001 and 31 January 2002 respectively. Initial estimates of the contingent consideration will be revised as further and more certain information becomes available with corresponding adjustments to goodwill.

     From the beginning of their respective latest financial years, 1 April 1999 for Bartholomew Rhodes Limited and 1 January 1999 for ICTI, to their respective dates of acquisition, 4 June 1999 and 30 April 1999, the after tax results were (pound sterling)1,194,000 loss and (pound sterling)38,000 loss respectively.

     The respective results of Bartholomew Rhodes Limited and ICTI for their previous full financial years to 31 March 1999 and 31 December 1998 respectively were (pound sterling)813,000 loss and (pound sterling)442,000 profit.

     The post-acquisition turnover and operating profit of Bartholomew Rhodes Limited and ICTI are as follows:

                                                  BARTHOLOMEW
                                                  RHODES LTD     ICTI
                                                  -----------    -----
                                                     L'000       L'000
Turnover........................................     1,260       1,162
Operating profit................................       344         298
                                                     =====       =====

     The operations of the acquired businesses did not have a material effect on the Group cash flow in the year.

     The following unaudited pro forma information presents the results of operations of the Group as if the acquisitions of Bartholomew Rhodes, ICTI and J Dana had taken place on 1 October 1997.

     These unaudited pro forma results have been prepared for comparative purposes only and include certain adjustments, such as additional amortisation expense as a result of goodwill, increased interest expense on acquisition debt and related taxation adjustments. They do not purport to be indicative of the results of operations that actually would have resulted had the combination occurred on 1 October 1997, or of future results of operations of the consolidated entities.

                                                         YEAR TO
                                                       30 SEPTEMBER
                                                     ----------------
                                                      1999      1998
                                                     ------    ------
                                                     L'000     L'000
                                                       (UNAUDITED)
Turnover...........................................  71,139    55,137
Profit for the financial year......................  10,766     5,541
Earnings per share.................................   9.25p     4.77p
                                                     ======    ======

27 CONTINGENT LIABILITIES AND FINANCIAL COMMITMENTS

     There exists a contingent liability to repay certain capital and revenue grants received from the Industrial Development Board for Northern Ireland if future employment levels fall below specified levels. The directors do not anticipate any repayment falling due under the terms on which the grants were received.

28 CAPITAL COMMITMENTS

                                                              GROUP    GROUP
                                                              1999     1998
                                                              -----    -----
                                                              L'000    L'000
Capital expenditure that has been contracted for but has not
  been provided for in the financial statements.............  6,150    3,360
                                                              =====    =====

29 FINANCIAL COMMITMENTS

     At 30 September 1999 the Group had annual commitments under non-cancellable operating leases as follows:

                                                             LAND                  LAND
                                                              AND                   AND
                                                           BUILDINGS    OTHER    BUILDINGS    OTHER
                                                             1999       1999       1998       1998
                                                           ---------    -----    ---------    -----
                                                             L'000      L'000      L'000      L'000
Expiring within one year.................................      66         76         5          49
Expiring between one and two years.......................      --        177        --         125
Expiring between two and five years......................     208         60        --          80
Expiring in over five years..............................     105         --         9          --
                                                              ---        ---        --         ---
                                                              379        313        14         254
                                                              ===        ===        ==         ===

30 RELATED PARTIES

     The company has taken advantage of the exemption under Financial Reporting Standard 8 "Related party disclosures" (FRS8) not to disclose related party transactions between wholly owned group undertakings which are eliminated on consolidation.

     By virtue of the shareholdings of the Directors in Connors Chemists Limited until 13 March 1998, that Company was a related party of Galen Holdings PLC and its subsidiaries as defined by FRS 8. The following transactions were conducted with Connors Chemists Limited during the period:

                                                              1998     1997
                                                              -----    -----
                                                              L'000    L'000
Sales.......................................................   50        68
Recharge of costs...........................................   46       145
Purchases...................................................    2       308
                                                               ==       ===

     Plant and machinery amounting to L72,000 (1998: L140,000) was acquired during the year on an arm's length basis from a company whose directors are members of the close family of a subsidiary company director.

31 ULTIMATE CONTROLLING PARTIES

     The ultimate controlling parties at 30 September 1999, as defined by FRS8, are the executive directors who together hold 60.3% (1998: 62.5%, 1997: 64.3%) of the issued share capital.

32 SUBSEQUENT EVENTS (UNAUDITED)

     On 25 November 1999 6,000,000 new ordinary shares of 10p each were placed at a premium of (pound sterling)6.05 per share. Total proceeds, net of costs, amounted to (pound sterling)36,385,464.

     On May 4, 2000, the Company entered into an agreement with Warner Chilcott PLC under which the Company would acquire Warner Chilcott through a scheme of arrangement under the laws of the Republic of Ireland. The Company proposes to issue 2.5 new ordinary shares for each of Warner Chilcott's ordinary shares. The acquisition is subject to various conditions including, among other things, sanction by the High Court of Ireland, regulatory approval, approval by the Company's and Warner Chilcott's shareholders and the Company obtaining a listing of its shares, in American Depositary share form, on the Nasdaq National Market.

33 SUMMARY OF DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING
   PRINCIPLES ("GAAP")

(1) PROFIT FOR THE FINANCIAL YEAR AND SHAREHOLDERS' FUNDS

     The Group financial statements are prepared in accordance with UK GAAP which differs in certain significant respects from US GAAP. The effect of the US GAAP adjustments to profit for the financial period and equity shareholders' funds are set out in the tables below:

                                                             6 MONTHS TO           YEAR TO
                                                               31 MARCH          30 SEPTEMBER
                                                           ----------------    ----------------
                                                  NOTES    2000      1999       1999      1998
                                                  -----    -----    -------    ------    ------
                                                           L'000     L'000     L'000     L'000
                                                              UNAUDITED
(a) RECONCILIATION OF PROFIT FOR THE FINANCIAL
  YEAR TO US GAAP
  Profit for the financial period under UK
     GAAP.......................................           8,708      7,213    13,990     8,312
  US GAAP adjustments:
  Amortisation of goodwill......................    (i)      258         --       215        --
  In-process research and development...........    (i)       26         --    (1,004)       --
  Capitalisation of interest....................   (ii)      191        224       649       681
  Deferred taxation.............................  (iii)     (472)      (580)   (1,496)   (1,402)
  Compensation expense..........................   (iv)     (461)      (208)     (487)     (163)
  Deferred tax effect of US GAAP adjustments....             (57)       (57)     (184)     (211)
                                                           -----    -------    ------    ------
  Profit for the financial period under US
     GAAP.......................................           8,193      6,592    11,683     7,217
                                                           =====    =======    ======    ======
  Basic earnings per share under US GAAP........   (vi)     6.8p       5.7p     10.0p      6.2p
                                                  =====    =====    =======    ======    ======
  Diluted earnings per share under US GAAP......   (vi)     6.8p       5.7p     10.0p      6.2p
                                                  =====    =====    =======    ======    ======

                                                                      AS AT
                                                                    31 MARCH     AS AT 30 SEPTEMBER
                                                                    ---------    ------------------
                                                                      2000        1999       1998
                                                                    ---------    -------    -------
                                                                      L'000       L'000      L'000
                                                                    UNAUDITED
(b) EFFECT ON EQUITY SHAREHOLDERS' FUNDS OF
  DIFFERENCES BETWEEN UK GAAP AND US GAAP:
  Equity shareholders' funds under UK GAAP......                     112,461     68,122     56,215
  US GAAP ADJUSTMENTS:
  Amortisation of goodwill......................    (i)                  473        215         --
  In-process research and development...........    (i)                 (978)    (1,004)        --
  Capitalisation of interest....................   (ii)                1,918      1,727      1,078
  Deferred taxation.............................  (iii)               (5,728)    (5,256)    (3,760)
  Employee benefit trust........................    (v)               (7,384)    (7,384)    (7,500)
  Share premium account.........................    (v)                7,384      7,384      7,500
  Deferred tax effect of US GAAP adjustments....                        (575)      (518)      (334)
  Dividends.....................................  (viii)                 844      1,334      1,067
                                                                     -------     ------     ------
  Equity shareholders' funds under US GAAP......                     108,415     64,620     54,266
                                                                     =======     ======     ======

(i) BUSINESS COMBINATIONS

  (a) Amortisation of goodwill

     Under UK GAAP, at 30 September 1999 an amount of (pound sterling)10,329,000 is included within creditors representing the maximum contingent consideration payable to the former shareholders of ICTI and this amount is included in goodwill on acquisition. Under US GAAP amounts related to contingent consideration are only included when the contingency is resolved.

  (b) In-process research and development

     Under US GAAP the amount of purchase consideration allocated to in-process research and development is written off immediately to profit and loss account. Among the factors considered in determining the amount of the allocation of the purchase price to in-process research and development were various factors such as estimating the stage of development of each in-process research and development project at the date of acquisition, estimating cash flows resulting from the expected revenues generated from such projects, and discounting the net cash flows, in addition to other assumptions. Under UK GAAP this amount, which would be allocated to in-process research and development under US GAAP, would be included within goodwill. The adjustment for in-process research and development is net of the related amortisation expense recorded under UK GAAP.

(ii) CAPITALISATION OF INTEREST

     Under UK GAAP, companies may choose whether or not to capitalise finance costs on fixed assets that take a substantial period of time to bring into service. US GAAP requires interest incurred as part of the cost of constructing fixed assets to be capitalised and amortised over the life of the asset.

(iii) DEFERRED TAXATION

     Under UK GAAP, provision for deferred tax is only required to the extent that it is probable that a taxation liability or asset will crystallise, in the foreseeable future, as a result of timing differences between taxable profit and accounting profit. Provision is made at known rates of tax.

     Under US GAAP, full provision for deferred tax is required to the extent that accounting profit differs from taxable profit due to temporary differences. Provision is made at future enacted rates. A valuation adjustment is made against deferred tax assets where it is more likely than not that some portion will not be realised.

     The following table summarises deferred tax liabilities and assets on a US GAAP basis:

                                                                               AS AT
                                                                AS AT       30 SEPTEMBER
                                                              31 MARCH     --------------
                                                                2000       1999     1998
                                                              ---------    -----    -----
                                                                L'000      L'000    L'000
                                                              UNAUDITED
DEFERRED TAX LIABILITY:
Accelerated capital allowances..............................    5,795      5,323    3,827
DEFERRED TAX ASSET:
Trading losses..............................................      (67)       (67)     (67)
                                                                -----      -----    -----
                                                                5,728      5,256    3,760
Deferred tax on US GAAP adjustments.........................      575        518      334
                                                                -----      -----    -----
                                                                6,303      5,774    4,094
                                                                =====      =====    =====

     Based on an assessment of all available evidence including the group's current business plans, no valuation adjustment has been made against the deferred tax asset in relation to trading losses.

(iv) SHARE COMPENSATION EXPENSE

     Under UK GAAP no cost has been accrued in relation to share options awarded to employees since the exercise price is equivalent to the market value at the date of grant.

     Under US GAAP the company has elected to follow APB 25. Under APB 25 compensation cost on variable option awards in which the number of options exercisable is not known at the date of grant is calculated as the difference between the option price and the market price at the end of the reporting period. This cost is amortised over the period from the date the options are granted to the date they are first exercisable, that is, the vesting date. In determining the costs of benefits arising from stock compensation plans, companies may adopt either the intrinsic value method (APB 25) or a fair value method (FAS 123). Had compensation costs been determined in accordance with FAS 123, net profit and basic and diluted earnings per share would have been as follows:

                                                                  YEAR TO
                                                               30 SEPTEMBER
                                                              ---------------
                                                               1999     1998
                                                              ------    -----
                                                              L'000     L'000
Net profit under US GAAP as reported........................  11,683    7,217
Compensation cost adjustment................................     169       83
                                                              ------    -----
Proforma profit.............................................  11,852    7,300
                                                              ======    =====
NET PROFIT PER ORDINARY SHARE UNDER US GAAP
As reported.................................................   10.0p     6.2p
Proforma -- Basic...........................................   10.2p     6.3p
         -- Diluted.........................................   10.2p     6.3p
                                                              ------    -----

     Under FAS 123 the compensation cost is based on the fair value of the options at the date of grant using the Black-Scholes option pricing model and the following weighted average assumptions:

                                                                  YEAR ENDED
                                                                 30 SEPTEMBER
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
Life of option..............................................  3.9 yrs    3.9 yrs
Dividend yield..............................................    0.32%      0.32%
Risk-free interest rate.....................................     4.8%       6.5%
Price volatility............................................      30%        30%
                                                              -------    -------

(v) EMPLOYEE BENEFIT TRUST

     Under UK GAAP, shares held by the Employee Benefit Trust are recorded as fixed asset investments with zero cost. Under US GAAP, those shares are regarded as treasury stock and recorded as a contra equity account within equity shareholders' funds at the date of contribution.

(vi) EARNINGS PER SHARE

     YEARS TO 30 SEPTEMBER 1999 AND 1998

     Earnings per share is based on profit for the financial year under US GAAP as calculated above and on 116,329,438 ordinary shares (1998: 116,266,390) the weighted average number of ordinary shares in issue during the year, excluding those held in the employee trust. Diluted earnings per share is calculated on profit for the financial year under US GAAP as calculated above and on an adjusted number of shares of 116,389,609 (1998: 116,266,390) reflecting the number of dilutive shares under option.

     UNAUDITED 6 MONTHS TO 31 MARCH 2000 AND 1999

     Earnings per share is based on profit for the financial period under US GAAP as calculated above and on 120,540,888 ordinary shares (1999: 116,266,829) the weighted average number of ordinary shares in issue during the period, excluding those held in the employee trust. Diluted earnings per share is calculated on profit for the financial period under US GAAP as calculated above and on an adjusted number of shares of 120,975,407 (1999: 116,577,030) reflecting the number of dilutive shares under option.

(vii) PRESENTATION OF EXCEPTIONAL ITEMS

     Under UK GAAP exceptional items are items which derive from events or transactions that fall within the ordinary activities of the reporting entity and which individually or, if of a similar type, in aggregate, need to be disclosed by virtue of their size or incidence. Under US GAAP only items which are deemed unusual in nature and infrequent in occurrence (not reasonably expected to recur in the foreseeable future) qualify for presentation as "extraordinary" items. They are presented below income before extraordinary items in the profit and loss account. Under US GAAP, abortive merger costs in this case does not meet the criteria for presentation as an extraordinary item.

(viii) DIVIDENDS

     Under UK GAAP, final ordinary dividends are recognised in the financial year in respect of which they are recommended by the Board of Directors for approval by shareholders. Under US GAAP, such dividends are not recognised until they are formally declared by the Board of Directors.

(2) CONSOLIDATED CASH FLOW STATEMENT

     The Group Consolidated Cash Flow Statement is prepared in accordance with United Kingdom Financial Reporting Standard 1 "FRS 1 (Revised 1996)", whose objective and principles are similar to those set out in SFAS No. 95, "Statement of Cash Flows". The principal differences between the standards relate to classification. Under FRS 1 (Revised 1996), the Company presents its cash flows for (a) operating activities,

(b) returns on investments and servicing of finance, (c) taxation, (d) capital expenditure and financial investment, (e) acquisitions, (f) dividends paid, (g) management of liquid resources and (h) financing. SFAS No. 95 requires only three categories of cash flow activity being (a) operating, (b) investing and
(c) financing.

     Cash flows from taxation and returns on investments and servicing of finance under FRS 1 (Revised 1996) would be included as operating activities under SFAS No. 95, capital expenditure and financial investment and acquisitions and disposals would be included as investing activities, and dividends paid would be included as a financing activity under SFAS No. 95. Under FRS 1 (Revised 1996) cash comprises cash in hand and deposits repayable on demand, less overdrafts repayable on demand, and liquid resources comprise current asset investments held as readily disposable stores of value. Under SFAS No. 95 cash equivalents, comprising short-term highly liquid investments, generally with original maturities of three months or less, are grouped together with cash. Short-term borrowings repayable on demand would not be included within cash and cash equivalents and movements on those borrowings would be included in financing activities.

     Set out below, for illustrative purposes, is a summary consolidated cash flow statement under U.S. GAAP.

                                                UNAUDITED
                                               6 MONTHS TO
                                                 31 MARCH            YEAR TO 30 SEPTEMBER
                                             ----------------    -----------------------------
                                              2000      1999      1999       1998       1997
                                             ------    ------    -------    -------    -------
                                             L'000     L'000      L'000      L'000      L'000
Net cash provided by operating
  activities...............................   6,539     6,229     10,019     11,915      6,749
Net cash used in investing activities......  (8,221)   (4,457)   (33,838)   (17,275)   (22,509)
Net cash provided by financing
  activities...............................  31,580    (1,730)    13,170        109     37,873
                                             ------    ------    -------    -------    -------
NET (DECREASE)/INCREASE IN CASH AND CASH
  EQUIVALENTS..............................  29,898        42    (10,649)    (5,251)    22,113
Cash and cash equivalents at beginning of
  period...................................   6,351    17,000     17,000     22,251        138
                                             ------    ------    -------    -------    -------
CASH AND CASH EQUIVALENTS AT END OF
  PERIOD...................................  36,249    17,042      6,351     17,000     22,251
                                             ======    ======    =======    =======    =======

(3) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued FAS 133, "Accounting for Derivative Instruments and Hedging Activities". FAS 133 establishes a new model for accounting for derivatives and hedging activities and supersedes and amends a number of existing standards. FAS 133 is effective for fiscal years beginning after June 15, 1999, but earlier application is permitted as of the beginning of any fiscal quarter subsequent to June 15, 1998. Upon initial application, all derivatives are required to be recognised in the statement of financial position as either assets or liabilities and measured at fair value. In addition, all hedging relationships must be reassessed and documented pursuant to the provisions of FAS 133. Subsequent to the issuance of FAS 133, the FASB issued FAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which defers the effective date of FAS 133 to periods beginning after June 15, 2000. The Group is currently evaluating the likely impact of the adoption of FAS 133 on its results of operations and financial position.

     In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements," which summarizes certain of the SEC staff views in applying generally accepted accounting principles to revenue recognition in financial statements. The Company adopted SAB 101 in these financial statements. Such adoption had no impact on the Company's financial statements.

                           BARTHOLOMEW RHODES LIMITED

                              FINANCIAL STATEMENTS
                               FOR THE YEAR ENDED
                                 31 MARCH 1999

                           BARTHOLOMEW RHODES LIMITED

                              FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 31 MARCH 1999

INDEX                                                         PAGE
-----                                                         ----
Report of the directors.....................................  F-77
Report of the auditors......................................  F-79
Principal accounting policies...............................  F-80
Profit and loss account.....................................  F-81
Cash flow statement.........................................  F-82
Notes to the financial statements...........................  F-83

                           BARTHOLOMEW RHODES LIMITED

                            REPORT OF THE DIRECTORS

     The directors present their report together with financial statements for the year ended 31 March 1999.

PRINCIPAL ACTIVITY

     The company is principally engaged in the sale of generic pharmaceutical products.

BUSINESS REVIEW

     The directors are satisfied with the performance of the company for the year and its position at the year end. They are cautiously optimistic for the forthcoming period.

     There was a loss for the year after taxation amounting to L813,155. The directors do not recommend payment of a dividend and the loss of L813,155 has therefore been transferred to reserves.

DIRECTORS

     The present membership of the Board is set out below. Both directors served throughout the year.

     The interests of the directors in the shares of the company at 1 April 1998 and at 31 March 1999, were as follows:

                                                                NUMBER
                                                                ------
Dr D J Burston..............................................      99
Mrs L F Burston.............................................       1

DIRECTORS' RESPONSIBILITIES FOR THE FINANCIAL STATEMENTS

     Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

     - select suitable accounting policies and then apply them consistently;

     - make judgements and estimates that are reasonable and prudent;

     - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

     The directors are responsible for maintaining proper accounting records, for safeguarding the assets of the company and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                           BARTHOLOMEW RHODES LIMITED

                            REPORT OF THE DIRECTORS

YEAR 2000 COMPLIANCE

     The company reviewed its computer systems for the impact of the Year 2000 date change, prepared an action plan to address the issue and carried out all necessary measures. All systems have continued to operate properly over the Year 2000 date change and through any roll-over procedures that occurred at a later date.

     The issue is complex, and no business can guarantee that there will be no Year 2000 problems. As all businesses are dependent on the compliance of their major customers, suppliers and other trading partners, any impact that has occurred on their systems will affect the company's business to a greater or lesser extent.

ON BEHALF OF THE BOARD

                    REPORT OF THE AUDITORS TO THE MEMBERS OF

                           BARTHOLOMEW RHODES LIMITED

     We have audited the financial statements on pages F-80 to F-86 which have been prepared under the accounting policies set out on pages F-80 and F-81.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

     As described on page F-77 the directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

     We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

     We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

     In our opinion the financial statements give a true and fair view of the company's loss for the year ended 31 March 1999.

GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS
KETTERING

                           BARTHOLOMEW RHODES LIMITED

                         PRINCIPAL ACCOUNTING POLICIES

BASIS OF PREPARATION

     The financial statements have been prepared under the historical cost convention.

     The principal accounting policies of the company have remained unchanged from the previous year and are set out below.

  Turnover

     Turnover is the total amount receivable by the company for goods supplied and services provided, excluding VAT and trade discounts.

DEPRECIATION

     Depreciation is calculated to write down the cost of all motor vehicles by the reducing balance method and all other tangible fixed assets by the straight line method over their expected useful lives. The rates generally applicable are:

Motor vehicles..........................................   25%
Office equipment........................................   33 1/3%
Computer equipment......................................   33 1/3%
Laboratory equipment....................................   15%

TRADEMARK AND LICENCE EXPENDITURE

     Trademark and licence expenditure is charged to profits in the period in which it is incurred.

  Stocks

     Stocks are stated at the lower of cost and net realisable value.

  Deferred Taxation

     Deferred tax is provided for using the tax rates estimated to arise when the timing differences reverse and is accounted for to the extent that it is probable that a liability or asset will crystallise. Unprovided deferred tax is disclosed as a contingent liability.

  Leased Assets

     Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and depreciated over their expected useful lives. The interest element of leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease.

     All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight-line basis over the lease term.

CONTRIBUTIONS TO PENSION FUNDS

  Defined contribution scheme

     The pension costs charged against profits represent the amount of the contributions payable to the scheme in respect of the accounting period.

                           BARTHOLOMEW RHODES LIMITED

                            PROFIT AND LOSS ACCOUNT
                        FOR THE YEAR ENDED 31 MARCH 1999

                                                                         1999
                                                              NOTE        L
                                                              ----    ----------
TURNOVER....................................................   1       4,328,098
Cost of sales...............................................           2,678,660
                                                               --     ----------
Gross profit................................................           1,649,438
Other operating income and charges..........................   2       2,794,959
                                                               --     ----------
OPERATING LOSS..............................................   6      (1,145,521)
Net interest................................................   3          30,634
                                                               --     ----------
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION.................   1      (1,176,155)
Tax on loss on ordinary activities..........................   5         363,000
                                                               --     ----------
LOSS TRANSFERRED TO RESERVES................................            (813,155)
                                                               ==     ==========

There were no recognised gains or losses other than the loss for the financial year.

The accompanying accounting policies and notes form an integral part of these financial statements.

                           BARTHOLOMEW RHODES LIMITED

                              CASH FLOW STATEMENT
                        FOR THE YEAR ENDED 31 MARCH 1999

                                                                        1999
                                                              NOTE       L
                                                              ----    --------
NET CASH INFLOW FROM OPERATING ACTIVITIES...................   6       356,665
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received...........................................             1,941
Interest paid...............................................           (28,707)
Finance lease interest paid.................................            (3,868)
                                                                      --------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING
  OF FINANCE................................................           (30,634)
                                                                      --------
TAXATION....................................................          (220,000)
                                                                      --------
CAPITAL EXPENDITURE
Purchase of tangible fixed assets...........................          (657,364)
Sale of tangible fixed assets...............................            42,000
                                                                      --------
NET CASH OUTFLOW FROM CAPITAL EXPENDITURE...................          (615,364)
                                                                      --------
FINANCING
Capital element of finance lease rentals....................   7       (50,311)
                                                                      --------
NET CASH OUTFLOW FROM FINANCING.............................           (50,311)
                                                                      --------
DECREASE IN CASH............................................   8      (559,644)
                                                                      ========

 The accompanying accounting policies and notes form an integral part of these financial statements.

                           BARTHOLOMEW RHODES LIMITED

                       NOTES TO THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 31 MARCH 1999

 1. TURNOVER AND LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION.

     The turnover and loss before taxation are attributable to one activity, the sale of generic pharmaceutical products.

 2. THE LOSS ON ORDINARY ACTIVITIES IS STATED AFTER:

                                                                 1999
                                                                   L
                                                                -------
Auditors' remuneration......................................      5,000
Depreciation:
Tangible fixed assets, owned................................     61,562
Other operating lease rentals...............................    177,461
                                                                =======

    OTHER OPERATING INCOME AND CHARGES

                                                                  1999
                                                                    L
                                                                ---------
Administrative expenses.....................................    3,008,253
Other operating income......................................     (213,294)
                                                                ---------
                                                                2,794,959
                                                                =========

 3. NET INTEREST

                                                                 1999
                                                                  L
                                                                ------
On bank overdraft...........................................    28,707
Finance charges in respect of finance leases................     3,868
                                                                ------
                                                                32,575
Other interest receivable and similar income................    (1,941)
                                                                ------
                                                                30,634
                                                                ======

 4. DIRECTORS AND EMPLOYEES

     Staff costs during the year were as follows:

                                                                 1999
                                                                   L
                                                                -------
Wages and salaries..........................................    472,003
Social security costs.......................................     26,106
Other pension costs.........................................    143,208
                                                                -------
                                                                641,317
                                                                =======

     The average number of employees of the company during the year was 12.

                           BARTHOLOMEW RHODES LIMITED

                       NOTES TO THE FINANCIAL STATEMENTS
                FOR THE YEAR ENDED 31 MARCH 1999 -- (CONTINUED)

     Remuneration in respect of directors was as follows:

                                                                  1999
                                                                   L
                                                                --------
Emoluments..................................................      14,842
Pension contributions to money purchase pension schemes.....     140,000
                                                                --------
                                                                 154,842
                                                                ========

     During the year 1 director participated in money purchase pension schemes.

 5. TAX ON LOSS ON ORDINARY ACTIVITIES

     The tax credit represents:

                                                                  1999
                                                                   L
                                                                --------
Corporation tax at 31%......................................    (409,000)
Deferred tax................................................      46,000
                                                                --------
                                                                (363,000)
                                                                ========

 6. NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                 1999
                                                                  L
                                                              ----------
Operating loss..............................................  (1,145,521)
Depreciation................................................      61,562
Loss on sale of tangible fixed assets.......................       2,459
Decrease in stocks..........................................      82,848
Decrease in debtors.........................................   1,286,586
Increase in creditors.......................................      68,731
                                                              ----------
Net cash inflow from operating activities...................     356,665
                                                              ==========

 7. RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

                                                                1999
                                                                 L
                                                              --------
Decrease in cash in the year................................  (559,644)
Cash outflow from finance leases............................    50,311
                                                              --------
Movement in net debt in the year............................  (509,333)
Net debt at 1 April 1998....................................  (325,015)
                                                              --------
Net debt at 31 March 1999...................................  (834,348)
                                                              ========

                           BARTHOLOMEW RHODES LIMITED

                       NOTES TO THE FINANCIAL STATEMENTS
                FOR THE YEAR ENDED 31 MARCH 1999 -- (CONTINUED)

 8. ANALYSIS OF CHANGES IN NET DEBT

                                                              AT                           AT
                                                         1 APRIL 1998    CASH FLOW    31 MARCH 1999
                                                              L              L              L
                                                         ------------    ---------    -------------
Cash in hand and at bank...............................          --         2,395          2,395
Overdraft..............................................    (274,704)     (562,039)      (836,743)
                                                           --------      --------       --------
                                                           (274,704)     (559,644)      (834,348)
Finance leases.........................................     (50,311)       50,311             --
                                                           --------      --------       --------
                                                           (325,015)     (509,333)      (834,348)
                                                           ========      ========       ========

 9. CAPITAL COMMITMENTS

     The company had no capital commitments at 31 March 1999.

10. FINANCIAL COMMITMENTS

     At the year end the company were committed until February 2001 to pay Mrs M A Ross a monthly business consultancy fee of (pound sterling)4,167.

11. CONTINGENT LIABILITIES

     The company has given an unlimited guarantee for the banking facilities of Dallas Burston Healthcare Limited. At 31 March 1999 the guaranteed borrowings amounted to (pound sterling)nil.

     There were no other contingent liabilities at 31 March 1999.

12. PENSIONS

  Defined contribution scheme

     The company operates a defined contribution pension scheme for the benefit of certain employees and directors. The assets of the scheme are administered by trustees in a fund independant from those of the company.

13. LEASING COMMITMENTS

     Operating lease payments amounting to (pound sterling)227,461 are due within one year. The leases to which these amounts relate expire as follows:

                                                                1999
                                                                LAND
                                                                 AND
                                                              BUILDINGS
                                                                  L
                                                              ---------
Between one and five years..................................   100,000
In five years or more.......................................   127,461
                                                               -------
                                                               227,461
                                                               =======

                           BARTHOLOMEW RHODES LIMITED

                       NOTES TO THE FINANCIAL STATEMENTS
                FOR THE YEAR ENDED 31 MARCH 1999 -- (CONTINUED)

14. TRANSACTIONS WITH RELATED PARTIES

     During the year the company traded with the following companies, all of which are controlled and owned in majority/entirety by Dr D J Burston:

     Ashbourne Pharmaceuticals Limited:

     Sales and purchases were made during the year of (pound sterling)104,114 and (pound sterling)535,937 respectively.

     Fixed asset purchases were made during the year of (pound sterling)181,116.

     In addition, expenses of (pound sterling)806,030 were recharged from Ashbourne Pharmaceuticals Limited during the year.

     Dallas Burston Investment Properties and Dallas Burton Estates Limited:

     Rental payments were made during the year of (pound sterling)119,484.

     At the year end the following balances were outstanding with the above companies:

                                                       AMOUNTS RECEIVABLE    AMOUNTS PAYABLE
                                                              1999                1999
                                                               L                    L
                                                       ------------------    ---------------
Ashbourne Pharmaceuticals Limited                             2,189              93,240
Dallas Burston Estates Limited                               75,010               8,364
Dallas Burston Healthcare Limited                            60,000                   0
Dallas Burston Investment Properties                              0              16,667

     The company also sold motor vehicles to Dr D J Burston during the year for (pound sterling)101,894 which had a net book value of (pound sterling)104,351.

15. CONTROLLING RELATED PARTY

     The ultimate controlling related party of the company is Dr D J Burston as a result of his interest in the shares of the company.

                                                                         ANNEX A

                             TRANSACTION AGREEMENT

                                  BY AND AMONG

                               GALEN HOLDINGS PLC

                                      AND

                              WARNER CHILCOTT PLC

                            ------------------------

                                  MAY 4, 2000

                            ------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
ARTICLE I     THE ACQUISITION, INCLUDING THE SCHEME.......................      2
ARTICLE II    ADS EXCHANGE................................................      6
ARTICLE III   OPTIONS AND WARRANTS........................................      6
ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF WARNER....................      6
ARTICLE V     REPRESENTATIONS AND WARRANTIES OF GALEN.....................     16
ARTICLE VI    COVENANTS...................................................     23
ARTICLE VII   CONDITIONS..................................................     31
ARTICLE VIII  TERMINATION; AMENDMENTS; WAIVER.............................     34
ARTICLE IX    MISCELLANEOUS...............................................     36
ARTICLE X     DEFINITIONS.................................................     38

                             TRANSACTION AGREEMENT

     This TRANSACTION AGREEMENT (this "Agreement") dated as of May 4, 2000 is entered into by Galen Holdings PLC, a Northern Ireland public limited company ("Galen"), and Warner Chilcott, PLC, an Irish public limited company ("Warner").

     WHEREAS, the respective Boards of Directors of Galen and Warner have approved the combination of the businesses of Galen and Warner on the terms and subject to the conditions set forth in this Agreement and the Scheme; and

     WHEREAS, Galen has received executed Employment Agreements in form and substance satisfactory to Galen;

     WHEREAS, such combination is proposed to be effected, subject to the sanction of the High Court of Ireland (the "Court"), by means of a scheme of arrangement in substantially the form attached hereto as Exhibit A (the "Scheme") under Section 201 of the Companies Act, 1963, of Ireland (the "Irish Companies Act"), whereby (i) all of the ordinary shares of US$0.05 each in the capital of Warner ("Warner Shares"), excluding any Warner Shares held by or on behalf of Galen or any Subsidiary of Galen (as more particularly described in the Scheme, "Scheme Shares"), will be cancelled in consideration for the issue to the holders of Scheme Shares of a number of new ordinary shares of 10p each in the capital of Galen ("Galen Shares") determined as set forth herein and (ii) the reserve arising on cancellation of the Scheme Shares will be applied to pay up in full an issue of new shares in Warner to Galen, such that Warner will become a wholly-owned subsidiary of Galen; and it is proposed that, in conjunction with the Scheme, certain amendments will be made to the Articles of Association of Warner (the "Amendments") so as to ensure that any Warner Shares issued after the Effective Time (as defined in the Scheme) other than to Galen or its nominee will be exchanged for Galen Shares on the same basis as under the Scheme, and that arrangements will be made under which Options (as defined herein) may be converted into options to acquire Galen Shares upon the terms and subject to the conditions set forth herein and in accordance with the relevant laws;

     WHEREAS, Warner has previously (i) deposited Warner Shares with The Bank of New York (the "Depositary") and (ii) caused the Depositary to issue American Depositary Shares, each representing one Warner Share (the "Warner ADS's") in respect thereof; and

     WHEREAS, Galen intends to (i) deposit Galen Shares with the Depositary and
(ii) cause the Depositary to issue American Depositary Shares (the "Galen ADSs") in respect thereof; and

     WHEREAS, under the terms of the Scheme, holders of Scheme Shares (including the Scheme Shares represented by the Warner ADSs) will receive 2.5 Galen Shares for each Warner Share subject to adjustment as provided by the Scheme (as more particularly defined in the Scheme the "Per Share Consideration"); and

     WHEREAS, the parties intend to enter into arrangements whereby holders of Warner ADSs representing Scheme Shares will receive Galen ADSs in respect of the Per Share Consideration for such Scheme Shares; and

     WHEREAS, the Boards of Directors of Galen and Warner have approved the acquisition of Warner by Galen pursuant to the Scheme (the "Acquisition") and the other transactions contemplated hereby (collectively the "Transactions"), in accordance with the laws of Ireland ("Irish Law") and upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS under the terms of the Scheme all the issued Deferred Shares in the capital of Warner will be cancelled in consideration of the issue of one new Galen Share; and

     WHEREAS, concurrently with the execution of this Agreement and as an inducement to Warner to enter into this Agreement, certain shareholders of Galen have entered into shareholder agreements (each, a "Galen Shareholder Agreement") in the form attached hereto as Annex A, pursuant to which, among other things, such shareholders have agreed, pursuant to the terms thereof, to support, and vote their Galen Shares in favor of, the Transactions; and

     WHEREAS, Galen and Warner desire to make certain representations, warranties, covenants and agreements in connection with the Transactions and also to prescribe various conditions to the implementation of the Scheme set forth herein; and

     WHEREAS, for U.S. federal income tax purposes, the parties expect that the Transactions will qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, certain capitalized terms used in this Agreement have the meaning as set forth or referred to in Article X hereof.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, Galen and Warner agree as follows:

               ARTICLE I -- THE ACQUISITION, INCLUDING THE SCHEME

     SECTION 1.01  Implementation of the Scheme.

     (a) Warner and Galen shall take all such steps and actions reasonably within their respective powers and shall prepare, execute, agree, settle, publish and/or announce (and use their reasonable best efforts to procure to be prepared, executed, agreed, settled, published and announced), all such documents as may be necessary or appropriate for the implementation of the Scheme and the Transactions in accordance with the terms and conditions of this Agreement and the requirements of applicable law, the United States Securities and Exchange Commission ("SEC"), the UK Listing Authority (as hereinafter defined), the London Stock Exchange ("LSE"), the Nasdaq National Market ("Nasdaq") and the Court. The parties shall respectively use their reasonable best efforts to cause the Effective Date (as defined in the Scheme) to occur on or before August 31, 2000. Notwithstanding the foregoing, if the Effective Date does not occur on or before August 31, 2000, the parties shall use their respective reasonable best efforts to cause the Effective Date to occur as soon as practicable thereafter. In any event, the parties shall comply with any time limits which may be specified in the Final Court Order.

     (b) (i) As promptly as practicable after the date of this Agreement, Warner shall prepare a Proxy Statement (the "Proxy Statement") complying with all requirements of applicable law, the Court and the SEC and without limitation containing:

             (1) the text of the Scheme;

             (2) an explanatory statement in relation to the Scheme as required by Irish Law;

             (3) a notice convening a meeting or meetings of holders of Warner Shares pursuant to an order of the Court for the purpose of voting on the Scheme (such meetings, including any adjournment thereof, being the "Court Meeting");

             (4) a notice convening an extraordinary general meeting of Warner for the purpose of voting on a Special Resolution ("the Warner EGM Resolution") to approve the reduction and cancellation of capital of Warner (the "Capital Reduction") and creation and issue of new Warner Shares to Galen contemplated by the Scheme and the Amendments (such meeting, including any adjournment thereof, being the "Warner EGM");

             (5) such other information as may be required by the SEC, Nasdaq, the Court or applicable law.

          (ii) Warner shall give Galen and its advisers all reasonable opportunity to review and comment on drafts of and approve the final forms of drafts, and final forms of all documents to be filed with the Court, including those documents referred to in paragraph (b)(i) of this Section 1.01, prior to the filing thereof by Warner (such approval not to be unreasonably withheld or delayed) and will duly take account of any comments thereon made by Galen and its advisers. Warner shall consult with Galen regarding the conduct of all court proceedings and shall advise Galen's counsel of the dates of any hearings.

     (c) Galen shall be represented in the Court by solicitors or counsel on the hearing of the Petition and any other hearings, and shall give such undertakings, subject to the Scheme becoming effective, as are required by the Court for the purposes of assuring the Court that Galen shall perform those acts which the Scheme provides that it shall perform.

     (d) The Proxy Statement will set forth, and Warner hereby represents, that the Board of Directors of Warner (the "Warner Board") at a meeting duly called and held, has (i) determined that the Scheme is fair to and in the best interests of Warner and Warner Shareholders; and (ii) recommended approval by Warner Shareholders of the Scheme and the Warner EGM Resolution (such recommendation to the Warner Shareholders being referred to as the "Warner Board Recommendation" and references to the Warner Board Recommendation herein to include, where the context so allows, a recommendation against any proposed adjournment of the Court Meeting or the Warner EGM other than due to practical difficulties); provided, however, that the Warner Board recommendation may be withdrawn, modified or amended to the extent that the Warner Board determines in good faith, after taking due account of advice from its outside counsel as to legal matters and from its independent financial adviser as to financial matters, that its fiduciary duties would be likely to require it to do so. Warner further represents that Credit Suisse First Boston Corporation ("CSFB") has delivered to the Warner Board its written opinion to the effect that, as of the date thereof, the Per Share Consideration to be offered to the holders of Warner Shares and Warner ADSs (other than Galen and its affiliates) pursuant to the Scheme is fair to such holders from a financial point of view.

     (e) On the terms and subject to the conditions of this Agreement, Warner shall promptly take or cause to be taken such steps as are within its power and necessary or reasonably required to implement the Scheme, including the following:

          (i) Warner shall issue proceedings requesting the Court to order that the Court Meeting be convened;

          (ii) upon the giving by the Court of any directions in that respect, and the Proxy Statement and related forms of proxy for use at the Court Meeting and the Warner EGM being approved (to the extent required) by the Court, Warner shall, in accordance with the directions of the Court, promptly dispatch the Proxy Statement and proxy forms to the Warner Shareholders and thereafter publish and/or post the requisite advertisements and such other documents and information as the Court may approve or direct from time to time in connection with the implementation of the Scheme in accordance with applicable law;

          (iii) (subject to the attendance of a quorum) Warner shall hold the Court Meeting and the Warner EGM and, provided the necessary resolutions are duly passed at such meetings (by the requisite votes required under Section 201(3) of the Irish Companies Act ("Section 201"), in the case of the Court Meeting) promptly after such vote has been taken present a petition or petitions (the "Petition") and issue a notice of motion for directions and file any grounding affidavits required requesting the Court to issue directions in relation to the date to be fixed for the hearing of the Petition and for an order of the Court directing the manner of advertisement of the hearing of the Petition and for such further and other orders as the Court deems fit. Warner shall as soon as practicable thereafter proceed with the Petition for the purpose of obtaining an order or orders of the Court (the "Final Court Order") sanctioning the Scheme and confirming the Capital Reduction; and

          (iv) within three business days after the perfection of the Final Court Order, Warner shall cause a copy of the Final Court Order and the minute required by Section 75 of the Irish Companies Act to be duly delivered to the Registrar of Companies in Ireland and obtain from such Registrar a certificate of registration in relation to the Capital Reduction.

     (f) Warner hereby represents and warrants to Galen that the Proxy Statement will comply in all material respects with the provisions of applicable federal securities laws, and on the date filed with the SEC, on the date first published, sent or given to Warner's stockholders and on the date of the Warner EGM, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading (provided that for the purposes of this Agreement Warner makes no representation or warranty with respect to any information concerning Galen and its Subsidiaries supplied by Galen for inclusion in the Proxy Statement). Warner and Galen agree promptly to correct any information provided by either of them for use in the Proxy Statement if and to the extent that it shall have become false or misleading, and Warner further agrees to take all steps necessary to cause the Proxy Statement as so corrected to be filed with the SEC and to be disseminated to the holders of the Warner Shares, in each case, as and to the extent required by applicable federal securities law.

     (g) As promptly as practicable after the date hereof, Galen and Warner shall prepare and file with the SEC (i) either a "no action" request letter seeking an exemption from the registration requirements of the Securities Act with respect to Galen Shares to be issued under the Scheme or (ii) at Galen's discretion or in the event that a "no action" request letter is denied or withdrawn a registration statement meeting, in all material respects, the requirements of Form F-4 under the Securities Act, in which the Proxy Statement will be included as part of a proxy statement/prospectus (in substantially the form mailed to Warner's shareholders, the "PS/P") and in either case any other documents required or mutually agreed by Galen and Warner to be necessary to discharge their respective obligations under United States and Irish securities laws, in connection with the Transactions. Galen hereby represents and warrants that the PS/P shall not include any untrue statement (provided that for the purposes of this Agreement Galen makes no representation or warranty with respect to any information concerning Warner and its subsidiaries supplied by Warner) of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. The written statements supplied by Warner specifically for inclusion in the PS/P shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Galen and Warner shall use all commercially reasonable efforts to have such Form F-4 declared effective under the Securities Act as promptly as practicable after filing. Galen shall also take any action required to be taken under any applicable provincial or state securities laws (including United States "Blue Sky" laws) in connection with the issuance of the Galen Shares in the Acquisition; provided, however, that neither Galen nor Warner shall be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where any such entity is not now so subject.

     (h) Each of Warner and Galen shall use its reasonable best efforts to cause all conditions precedent set forth herein to be fulfilled and to avoid the occurrence of, or cure, any event which may prevent such conditions precedent set forth herein from being fulfilled.

     SECTION 1.02  Additional Actions and Undertakings.

     (a) Galen agrees to be bound by, and allot and issue Galen Shares pursuant to, the Scheme upon its becoming effective and upon and subject to the terms and conditions of this Agreement to cooperate fully with Warner in providing such information and executing such documents and taking such other actions reasonably within Galen's power as may be necessary or desirable for the purpose of giving effect to the Scheme.

     (b) As promptly as practicable following the date of this Agreement, Galen shall file with the SEC a registration statement on Form 20-F (the "Registration Statement") under the U.S. Securities Exchange Act of 1934 (the "Exchange Act"). Galen hereby represents and warrants to Warner that the Registration Statement and all information concerning Galen and its Subsidiaries supplied by Galen for inclusion in the Proxy Statement will comply in all material respects with the provisions of applicable federal securities laws, and on the date filed with the SEC, on the date first published, sent or given to Warner Shareholders, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading (provided that for the purposes of this Agreement Galen makes no representation or warranty with respect to any information concerning Warner and its Subsidiaries supplied by Warner for inclusion in the Registration Statement). Each of Galen and Warner agrees promptly to correct any information provided by it for use in the Proxy Statement or the Registration Statement, if and to the extent that it shall have become false or misleading in any material respect and Galen further agrees to take all steps necessary to cause the Registration Statement as so corrected to be filed with the SEC, in each case, as and to the extent required by applicable federal securities laws.

     (c) Galen shall, as soon as practicable after the date of this Agreement and in accordance with applicable law and regulations, including without limitation the listing rules made pursuant to the Financial Services Act 1986 (the "Listing Rules"):

          (i) duly convene and hold an extraordinary general meeting (such meeting, including any adjournment thereof, being the "Galen Meeting") of holders of Galen Shares (the "Galen Shareholders"), for the purpose of considering and voting upon (among other things) an ordinary resolution to
     (A) approve this Agreement and the Transactions; (B) increase the authorized share capital of Galen to create additional Galen Shares; and
     (C) authorize the directors of Galen to allot Galen Shares pursuant to the Scheme and the Transactions and to take such other actions, if any, as may be necessary to give effect to this Agreement, the Scheme and the Transactions (the passing of such a resolution by a majority of the votes cast at the Galen Meeting being referred to in this Agreement as the "Galen Shareholder Approval");

          (ii) prepare and submit to the competent authority for listing in the United Kingdom for purposes of Part IV of the Financial Services Act 1986 (the "UK Listing Authority" or "UKLA") for approval a document or documents comprising (A) a class one circular to Galen Shareholders (or such other document as may be required by the UKLA), including a notice convening the Galen Meeting and (B) listing particulars in respect of the new Galen Shares to be issued pursuant to the Scheme, in each case containing all information required by applicable law and the Listing Rules (such document or documents collectively the "Listing Particulars");

          (iii) give Warner and its advisers all reasonable opportunity to review and comment on drafts of the Listing Particulars before such drafts are submitted to the UKLA, duly take account of any comments made thereon in relation to information on Warner and in relation to the Transactions and, to the extent reasonably practicable, provide copies of comments from the UKLA thereon to Warner and its advisers as soon as practicable after the same are received;

          (iv) subject to final approval by the UKLA, procure that the Listing Particulars are duly delivered to the Registrar of Companies in Northern Ireland, published in accordance with applicable law and the Listing Rules and dispatched to Galen Shareholders in a manner sufficient to give lawful notice of the Galen Meeting;

          (v) apply for admission of the Galen Shares to be issued pursuant to the Transactions to trading on the LSE in accordance with the LSE's Admission and Disclosure Standards for Listed Companies, or other relevant requirements, as applicable.

Without prejudice to any right it may have to terminate this Agreement, Galen shall, if necessary under applicable law and the Listing Rules, promptly publish supplementary Listing Particulars and, if required by the UKLA or the LSE or applicable law, re-solicit votes of Galen Shareholders in support of the Transactions. The provisions of paragraphs (c)(ii) to (iv) above shall apply in the same manner in relation to any supplementary listing particulars and for purposes of this Agreement references to the Listing Particulars shall where appropriate include any such supplementary listing particulars.

     (d) Galen shall include in the Listing Particulars the recommendation of the Board of Directors of Galen (the "Galen Board") to Galen Shareholders to vote in favor of the resolutions to be proposed at the Galen Meeting referred to in Section 1.02(c)(i) (such recommendation to the Galen Shareholders being referred to as the "Galen Board Recommendation" and references to the Galen Board Recommendation herein to include, where the context so allows, a recommendation against any proposed adjournment of the Court Meeting or the Galen EGM other than due to practical difficulties); provided, however, that such recommendation may be withdrawn, modified or amended to the extent the Galen Board determines, in good faith, after taking due account of advice from its outside counsel as to legal matters and from its independent financial advisers as to financial matters, that its fiduciary duties would be likely to require it to do so.

     (e) Warner shall cooperate with Galen in the preparation of the Listing Particulars and provide in a timely manner such information about Warner and its subsidiaries and the directors, employees, business, prospects and finances thereof as may be necessary or reasonably requested in connection therewith.

                           ARTICLE II -- ADS EXCHANGE

Prior to the posting of the Proxy Statement to Warner Shareholders, Warner and Galen shall, so far as lies within their respective powers, take such actions and enter into such agreements or arrangements with the Depositary, on terms reasonably satisfactory to Warner and Galen, as may be necessary or appropriate to provide for holders of Warner ADSs to receive (at no additional cost to such holders) whole Galen ADSs representing (as nearly as practicable) the number of Galen Shares comprised in the consideration received by the Depositary in respect of the Scheme Shares represented by their Warner ADSs in accordance with reasonable and customary exchange procedures for securities traded on Nasdaq.

                      ARTICLE III -- OPTIONS AND WARRANTS

     SECTION 3.01. Warner and Galen shall use their respective reasonable best efforts to implement arrangements whereby each and every option and warrant to purchase Warner Shares granted under the Warner Option Plan or pursuant to any other arrangement adopted by the Warner Board to provide options, warrants or other rights to acquire share capital of Warner (in any such case an "Option") which is outstanding prior to the Effective Time shall be adjusted or otherwise modified so as to become, with effect from the Effective Time, an option, warrant or other such right as aforesaid to acquire such number of Galen Shares (a "Substitute Option") at such exercise price per Galen Share as shall be determined by applying the following formulae:

     Every one Warner share subject to an Option immediately prior to the Effective Time shall be multiplied by the Per Share Consideration (rounded down to the nearest whole number, if necessary) and the exercise price per Warner Share immediately prior to the Effective Time shall be divided by the Per Share Consideration (rounded up to the nearest cent) and except as provided above in this Section 3.01, each Substitute Option shall after the Effective Time continue to be subject to the provisions of the Warner Option Plan and shall be exercisable upon the same terms and conditions as were applicable under the Warner Option Plan immediately prior to the Effective Time. It is the intention of the parties that the above formulae shall be applied in a manner consistent with Section 424(a) of the Code. Galen shall take all corporate action necessary to reserve for issuance a sufficient number of Galen Shares for delivery upon exercise of Substitute Options. Promptly following the Effective Time, Galen shall file a registration statement on Form S-8 or another appropriate form with respect to the Galen Shares subject to such options and shall use its reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding. With respect to those individuals who subsequent to the Transactions will be subject to the reporting requirements under Section 16(a) of the Exchange Act, where applicable, to the extent that the arrangements referred to in Section
3.01 are implemented Galen shall cause its Board of Directors to specifically approve the transactions in this Article III and shall administer options in a manner that complies with Rule 16b-3 promulgated under the Exchange Act to the extent the Warner Option Plan complied with such rule prior to the Transactions.

     SECTION 3.02. Warner shall procure that no amendments shall be made to the Warner Option Plan other than as reasonably necessary to effect the provisions of Section 3.01 above.

             ARTICLE IV -- REPRESENTATIONS AND WARRANTIES OF WARNER

     Except as disclosed in the letter delivered to Galen concurrently herewith and designated therein as the Warner Disclosure Letter (the "Warner Disclosure Letter"), in each case with specific reference to the

Section to which exception is taken, and except as disclosed in the Warner SEC Documents, Warner hereby represents and warrants to Galen as follows:

     SECTION 4.01  Corporate Organization.

     (a) Warner is a public limited company duly incorporated and validly existing under the laws of Ireland. Warner has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have or is not likely to have with due regard to all circumstances a Material Adverse Effect on Warner. As used in this Agreement, the term "Material Adverse Effect" means, with respect to Galen or Warner, as the case may be, a material adverse effect on (i) the business, operations, results of operations or financial condition of such party and its Subsidiaries taken as a whole or (ii) the ability of such party to consummate the transactions contemplated hereby. As used in this Agreement, the word "Subsidiary" means any corporation, partnership, limited liability company, joint venture or other legal entity of which Galen or Warner, as the case may be (either alone or through or together with any other Subsidiary), (A) owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, limited liability company, joint venture or other legal entity, (B) is a general partner, trustee or other entity or person performing similar functions or (C) has control (as defined in Rule 405 under the Securities Act). For all purposes of this Agreement, a "wholly-owned Subsidiary" shall be deemed to include those entities which, for regulatory or other local law purposes, have issued nominal ownership interests to persons other than Warner or Galen or their respective Subsidiaries. True and complete copies of the Memorandum and Articles of Association (the "Warner Memorandum and Articles") of Warner, as in effect as of the date of this Agreement, have previously been made available by Warner to Galen.

     (b) The only Subsidiaries of Warner are those listed in Section 4.01(b) of the Warner Disclosure Letter. Each Warner Subsidiary (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and in good standing (where applicable) in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would have or be likely to have a Material Adverse Effect on Warner and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted.

     (c) Save as disclosed in Section 4.01(c) of the Warner Disclosure Letter the minute books of Warner are fully up-to-date and accurately reflect in all material respects all material corporate actions held or taken since January 1, 1999 of its shareholders and Board of Directors (including committees of the Board of Directors of Warner).

     SECTION 4.02  Capitalization.

     (a) The authorized share capital of Warner consists of 50,000,000 shares of Warner Shares, of which, as of April 30, 2000, 12,391,827 shares were issued and outstanding and (ii) 30,000 Deferred Shares, par value one Irish punt per share, of Warner (the "Warner Deferred Shares"), all of which, as of April 30, 2000, were designated, issued and outstanding. All of the issued and outstanding Warner Shares have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of April 30, 2000, except pursuant to the terms of options issued pursuant to the Warner Incentive Share Option Scheme (the "Warner Option Plan") and Options and Warrants listed in Section 4.02 of the Warner Disclosure Letter, Warner does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase, transfer, sale or issuance of any Warner Shares or any other equity securities of Warner or any securities representing the right to purchase or otherwise receive any Warner Shares or Warner Deferred Shares. As of April 30, 2000, no Warner Shares are reserved for issuance, except for 1,573,707 Warner Shares reserved for issuance upon exercise of share options granted pursuant to the Warner Option Plan (the "Warner Stock Options") and the 2,619,023 Warner Shares reserved for issuance under the Warrants described in Section 4.02 of the Warner Disclosure Letter. Save as referred to in Section 4.02 of the Warner Disclosure Letter since December 31, 1999, Warner has not issued any shares in its capital or any securities convertible into or exercisable for any shares in its capital, other than pursuant to the exercise of Warner Stock Options granted prior to such date.

     (b) Warner owns, directly or indirectly, all of the issued and outstanding shares in its capital or other equity ownership interests of each of the Warner Subsidiaries as set forth in Section 4.02(b) of the Warner Disclosure Letter, free and clear of any Liens other than as set forth in Section 4.02(b) of the Warner Disclosure Letter, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Warner Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares in its capital or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares in its capital or any other equity security of such Subsidiary.

     SECTION 4.03  Authority; No Violation.

     (a) Subject to passing of the resolutions to be proposed at the Court Meeting and the Warner EGM and to the issue of the Final Court Order and registration thereof by the Registrar of Companies in Ireland, Warner has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and no other corporate proceedings on the part of Warner are necessary to approve and adopt this Agreement and to consummate the transactions contemplated hereby. Without prejudice to any other provisions of this Agreement, the consummation of the transactions contemplated hereby has been duly and validly approved and declared advisable by the Warner Board. This Agreement has been duly and validly executed and delivered by Warner and (assuming due authorization, execution and delivery by Galen of this Agreement) constitutes a valid and binding obligation of Warner, enforceable against Warner in accordance with its terms.

     (b) Neither the execution and delivery of this Agreement by Warner nor the consummation by Warner of the transactions contemplated hereby, nor compliance by Warner with any of the terms or provisions hereof, will (i) violate any provision of the Warner Memorandum and Articles or similar bylaw/organizational documents of its Subsidiaries or (ii) assuming that the consents and approvals, filings or waiting times referred to in Section 4.04 are duly obtained, made or elapsed respectively (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Warner or any of its Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Warner or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture or other agreement, instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any license, lease or any other agreement or instrument ("Material Agreement") to which Warner or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except (in the case of clause (y) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, will not have and is not likely to have a Material Adverse Effect on Warner.

     SECTION 4.04 Consents and Approvals. Except (i) in connection, or in compliance, with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) for the filing of any required applications or notices with any state or foreign agencies and approval of such applications and notices (the "State and Foreign Approvals"), (iii) in connection with applicable requirements of the Mergers Act, (iv) for such filings and approvals as are required to be made or obtained under the securities or "Blue Sky" laws of various states or Nasdaq in connection with the issuance or listing of the shares of Galen Shares pursuant to this Agreement,
(v) for the approval of this Agreement by the requisite vote of the shareholders of Galen, (vi) in connection, or in compliance, with the Securities Act or Exchange Act, and (vii) the passing of the resolutions to be proposed at the Court Meeting and the Warner EGM and the issue of the Final Court Order and registration thereof by the Registrar of Companies in Ireland, no consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental authority or instrumentality (each a "Governmental Entity") or with any third party are necessary in connection with (A) the execution and delivery by Warner of this Agreement and (B) the consummation by Warner of the Transaction and the other transactions contemplated by this Agreement, failure at which to make or obtain could not reasonably be expected to have a Material Adverse Effect on Warner or impair or delay the ability of either party to consummate the Transactions contemplated hereby.

     SECTION 4.05 SEC Documents and Other Reports. Warner has filed all required documents with the SEC since January 1, 1999 (the "Warner SEC Documents"). As of their respective dates, the Warner SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the Warner SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of Warner included in the Warner SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as of their respective dates of filing, were prepared in accordance with generally accepted accounting principles "U.S. GAAP") (except, in the case of the unaudited statements, as permitted by Regulation S-X) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of Warner and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Except as disclosed in the Warner SEC Documents or as required by U.S. GAAP, Warner has not, since December 31, 1999, made any change in the accounting practices or policies applied in the preparation of its financial statements.

     SECTION 4.06  Registration Statement; Listing Particulars

     (a) None of the information supplied or to be supplied by Warner for inclusion or incorporation by reference in the Registration Statement at the time it becomes effective under the Exchange Act, or the Registration Statement on Form F-4 (if filed) at the time it becomes effective under the Securities Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     (b) All the information supplied or to be supplied by Warner for inclusion in the Listing Particulars (and any supplementary listing particulars required to be published) on the date the Listing Particulars (or, if applicable, supplementary listing particulars) are first mailed to shareholders of Galen and at the time of the Galen Meeting to vote on the approval of the Transactions will be true and accurate in all material respects, will not be misleading in any material respect, and will not omit any information known or which could on reasonable enquiry have been known to the directors of Warner the omission of which would make them misleading in any material respect.

     SECTION 4.07 Absence of Certain Changes or Events. Except as disclosed in the Warner SEC Documents filed prior to the date of this Agreement or in Section
4.07 of the Warner Disclosure Letter and except for the Transactions, since December 31, 1999, (A) Warner and its Subsidiaries have not incurred any material liability or obligation (indirect, direct or contingent), or entered into any material oral or written agreement or other transaction, that is not in the ordinary course of business or that would have a Material Adverse Effect on Warner, (B) Warner and its Subsidiaries have not sustained any loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that has had or that would have or is likely to have a Material Adverse Effect on Warner, (C) there has been no change in the capital stock of Warner and no dividend or distribution of any kind declared, paid or made by Warner on any class of its stock, (D) there has not been (y) any granting by Warner or any of its Subsidiaries to any executive officer or material modification of any severance or termination benefits or (z) any entry or purported entry by Warner or any of its Subsidiaries into or material modification of any employment, severance or termination agreement with any such executive officer, (E) Warner and its Subsidiaries have not prepared or filed any Tax Return (as defined in Section 4.09) inconsistent in any material respect with past practice or, on any such Tax Return, taken any position, made any election, or adopted any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods, and (F) there has been no other event causing a Material Adverse Effect on Warner, nor any development that would, individually or in the aggregate, have or be likely to have a Material Adverse Effect on Warner. Set forth in Section 4.07 of the Warner Disclosure Letter is a description of any material changes, between December 31, 1999 and the date of this Agreement (excluding any intervening fluctuations between such dates), to the amount and terms of the indebtedness of Warner and its Subsidiaries as described in Warner's Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the SEC (other than any changes in, or the incurrence of, indebtedness of Warner or any of its Subsidiaries with a principal amount not in excess of US$1,000,000).

     SECTION 4.08 Permits and Compliance. Each of Warner and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, charters, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity (collectively, "Permits") necessary for Warner or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Warner Permits"), except where the failure to have any of the Warner Permits would not, individually or in the aggregate, have or be likely to have a Material Adverse Effect on Warner, and, as of the date of this Agreement, no suspension or cancellation of any of the Warner Permits is pending or, to the Knowledge of Warner, threatened, except where the suspension or cancellation of any of the Warner Permits, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner. Neither Warner nor any of its Subsidiaries is in violation of (i) its charter, by-laws or equivalent documents, (ii) any applicable law, ordinance, administrative or governmental rule or regulation or (iii) any order, decree or judgment of any Governmental Entity having jurisdiction over Warner or any of its Subsidiaries, except, in the case of clauses (i), (ii) and (iii), for any violations that, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner. "Knowledge of Warner" means the knowledge (after reasonable investigation) of Roger Boissoneault, Paul Herendeen, Beth Hecht or Norma Enders.

     SECTION 4.09 Tax Matters. Except as otherwise set forth in Section 4.09 of the Warner Disclosure Letter, (i) Warner and each of its Subsidiaries have filed all federal, and all material state, local, foreign and provincial, Tax Returns required to have been filed or appropriate extensions therefor have been properly obtained, and to the Knowledge of Warner such Tax Returns are correct and complete, except to the extent that any failure to so file or any failure to be correct and complete, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner; (ii) all Taxes shown to be due on such Tax Returns have been timely paid or extensions for payment have been properly obtained, or such Taxes are being timely and properly contested and any such contests do not contemplate payment of Taxes in excess of US$100,000 (in aggregate), (iii) Warner and each of its Subsidiaries have complied in all material respects with all rules and regulations relating to the withholding of Taxes except to the extent that any failure to comply with such rules and regulations, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner; (iv) neither Warner nor any of its Subsidiaries has waived any statute of limitations in respect of its Taxes which waiver is currently in effect; (v) no issues have been raised in writing by the relevant taxing authority in connection with the examination of the Tax Returns referred to in clause (i) are currently pending; and (vi) all deficiencies asserted or assessments made as a result of any examination of such Tax Returns by any taxing authority have been paid in full. To the Knowledge of Warner, the representations set forth in the proposed form of the Warner tax certificate provided by Warner to Galen, if made on the date hereof (assuming the Acquisition were consummated on the date hereof), would be true and correct. Warner has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period (relative to the Closing) specified in Code Section 897(c)(1)(A)(ii). For purposes of this Agreement, "Tax Return" means any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including any information return, claim for refund, amended return or declaration of estimated Tax.

     SECTION 4.10 Actions and Proceedings. Except as set forth in the Warner SEC Documents filed prior to the date of this Agreement, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving Warner or any of its Subsidiaries, or against or involving any of the directors, officers or employees of Warner or any of its Subsidiaries, as such, any of its or their properties, assets or business or any Warner Plan that, individually or in the aggregate, would have or be likely to have a Material Adverse Effect on Warner. Except as set forth in
Section 4.10 of the Warner Disclosure Letter, as of the date of this Agreement, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the Knowledge of Warner, threatened against or involving Warner or any of its Subsidiaries or any of its or their directors, officers or employees as such, or any of its or their properties, assets or business or any Warner Plan that, individually or in the aggregate, would have or be likely to have a Material Adverse Effect on Warner. There are no actions, suits, labor disputes or other litigation, legal or administrative proceedings or governmental investigations pending or, to the Knowledge of Warner, threatened against or affecting Warner or any of its Subsidiaries or any of its or their officers, directors or employees, as such, or any of its or their properties, assets or business relating to the transactions contemplated by this Agreement which would have a Material Adverse Effect on Warner.

     SECTION 4.11 Certain Agreements. Except as set forth in Section 4.11 of the Warner Disclosure Letter: (i) neither Warner nor any of its Subsidiaries is a party to any oral or written agreement or plan, including any employment agreement, severance agreement, retention agreement, stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, the vesting of the benefits of which will be accelerated, or which will become payable or which at the participant's or holder's option may become payable, due to or by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will, or may at the option of the holder or participant, be calculated on the basis of any of the transactions contemplated by this Agreement; and (ii) no holder of any option to purchase Warner Shares, or Warner Shares granted in connection with the performance of services for Warner or its Subsidiaries, is or will be entitled to receive cash from Warner or any Subsidiary in lieu of or in exchange for such option or shares as a result of the transactions contemplated by this Agreement.

     SECTION 4.12  ERISA.

     (a) Section 4.12(a)(X) of Warner Disclosure Letter contains a list of each Warner Plan. With respect to each Warner Plan, Warner has made available to Galen a true and correct copy of (i) the most recent annual report (Form 5500) filed with the IRS, (ii) such Warner Plan and all amendments thereto, (iii) each trust agreement, insurance contract or administration agreement relating to such Warner Plan, (iv) the most recent summary plan description for each Warner Plan for which a summary plan description is required, (v) the most recent actuarial report or valuation relating to a Warner Plan subject to Title IV of the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder ("ERISA"), (vi) the most recent determination letter, if any, issued by the IRS with respect to any Warner Plan intended to be qualified under
Section 401(a) of the Code, (vii) any request for a determination currently pending before the IRS and (viii) all correspondence with the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation relating to any outstanding controversy. Each Warner Plan complies with ERISA, the Code and all other applicable statutes and governmental rules and regulations, except any failure to comply as would not have or be likely to have, individually or in the aggregate, a Material Adverse Effect on Warner. Except as set forth in Section 2.12(a)(Y) of the Warner Disclosure Letter, (i) no "reportable event" (within the meaning of Section 4043 of ERISA) has occurred within the past three years with respect to any Warner Plan which could result in liability to Warner, (ii) neither Warner nor any of its ERISA Affiliates (as hereinafter defined) has withdrawn from any Warner Multiemployer Plan (as hereinafter defined) at any time or instituted, or is currently considering taking, any action to do so, and
(iii) no action has been taken, or is currently being considered, to terminate any Warner Plan subject to Title IV of ERISA.

     (b) There has been no failure to make any contribution or pay any amount due to any Warner Plan as required by Section 412 of the Code, Section 302 of ERISA, or the terms of any such Plan, and no Warner Plan, nor any trust created thereunder, has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived.

     (c) With respect to Warner Plans, no event has occurred and, to the Knowledge of Warner, there exists no condition or set of circumstances in connection with which Warner or any of its ERISA Affiliates would be subject to any liability under the terms of such Warner Plans, ERISA, the Code or any other applicable law which has had, or would have or be likely to have, individually or in the aggregate, a Material Adverse Effect on Warner. Except as listed on
Section 2.12(c) of the Warner Disclosure Letter, all Warner Plans that are intended to be qualified under Section 401(a) of the Code have been determined by the IRS to be so qualified, or a timely application for such determination is now pending or will be filed on a timely basis and, except as listed on Section 2.12(c) of the Warner Disclosure Letter, to the Knowledge of Warner there is no reason why any Warner Plan is not so qualified in operation. Neither Warner nor any of its ERISA Affiliates has been notified by any Warner Multiemployer Plan that such Warner Multiemployer Plan is currently in reorganization or insolvency under and within the meaning of Section 4241 or 4245 of ERISA or that such Warner Multiemployer Plan intends to terminate or has been terminated under
Section 4041A of ERISA. To the Knowledge of Warner, neither the termination of any Warner Multiemployer Plan nor the complete or partial withdrawal by Warner or any of its ERISA Affiliates from any Warner Multiemployer Plan would result in any liability of Warner or any of its ERISA Affiliates that would have or be likely to have, individually or in the aggregate, a Material Adverse Effect on Warner. Except as set forth in Section 2.12(c) of the Warner Disclosure Letter, neither Warner nor any of its ERISA Affiliates has any liability or obligation under any welfare plan to provide life insurance or medical benefits after termination of employment to any employee or dependent other than as required by
(i) Part 6 of Title I of ERISA or (ii) the laws of a jurisdiction outside the United States.

     (d) As used in this Agreement, (i) "Warner Plan" means a "pension plan" (as defined in Section 3(2) of ERISA (other than a Warner Multiemployer Plan (as hereinafter defined))), "Welfare Plan" means a welfare plan as defined in
Section 3(1) of ERISA, or any material bonus, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, severance, death benefit, insurance or other plan, arrangement or understanding, in each case established or maintained or contributed to by Warner or any of its ERISA Affiliates or as to which Warner or any of its ERISA Affiliates or otherwise may have any liability, whether or not covered by ERISA (other than a Warner Ex-U.S. Pension Plan (as hereinafter defined)), (ii) "Warner Multiemployer Plan" means a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) to which Warner or any of its ERISA Affiliates is or has been obligated to contribute or otherwise may have any liability, and (iii) with respect to any person, "ERISA Affiliate" means any corporation or trade or business (whether or not incorporated) which is under common control, or otherwise would be considered a single employer with such person pursuant to Section 414(b), (c), (m) or (o) of the Code and the regulations promulgated thereunder or pursuant to Section 4001(b) of ERISA and the regulations promulgated thereunder.

     (e) Section 4.12(e) of the Warner Disclosure Letter contains a list of each Warner Ex-U.S. Pension Plan (as hereinafter defined) and Warner has provided to Galen a copy of any written plan document. Except as would not have, nor be likely to have, individually or in the aggregate, a Material Adverse Effect on Warner, each such plan has been maintained in compliance with all applicable laws, orders and regulations, and the fair market value of the assets of each such plan which is intended to be a funded Warner Ex-U.S. Pension Plan or arrangement equals or exceeds the value of the accrued benefits. As used in this Agreement, the term "Warner Ex-U.S. Pension Plan" shall mean any arrangement (other than a Warner Plan) providing retirement pension benefits that is established or maintained by Warner or any Subsidiary for the benefit of employees who are or were employed outside the United States.

     (f) Section 4.12(f) of the Warner Disclosure Letter contains a list, as of the date of this Agreement, of all (i) severance and employment agreements with officers of Warner and each ERISA Affiliate, (ii) severance programs and policies of Warner with or relating to its employees and (iii) plans, programs, agreements and other arrangements of Warner with or relating to its employees which contain change of control or similar provisions, in each case involving a severance or employment agreement or arrangement with an individual officer or employee, only to the extent such agreement or arrangement provides for minimum annual payments in excess of US$100,000. Warner has provided to Galen a true and complete copy of each of the foregoing.

     SECTION 4.13 Labor Matters. Except as disclosed in Section 4.13 of the Warner Disclosure Letter, neither Warner nor any of its Subsidiaries is party to any collective bargaining agreement or other labor agreement with any union or labor organization and no union or labor organization has been recognized by Warner or any of its Subsidiaries as an exclusive bargaining representative for employees of Warner or any of its Subsidiaries. Neither Warner nor any of its Subsidiaries is the subject of any material proceeding asserting that it or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of Warner, threatened, nor has there been for the past three years, any labor strike, dispute, walkout, work stoppage, slow-down or lockout involving it or any of its Subsidiaries, except in each case as would not, individually or in the aggregate, have or be likely to have a Material Adverse Effect on Warner.

     SECTION 4.14 Intellectual Property. Except as set forth in Section 4.14 of the Warner Disclosure Letter, Warner and its Subsidiaries own or have a valid, enforceable right to use free from any encumbrances, other than those that would not have or be likely to have a Material Adverse Effect on Warner, all patents, patent applications, patent disclosure, patent rights, trademarks, trade names, service marks, trade secrets, trade dress, corporate names, logos and slogans (and all translations, adaptations, derivations and combinations of the foregoing), design rights, database rights, copyrights, inventions, know-how, confidential information processes, procedures, customer and supplier lists, computer data, databases, documentation and software (including but not limited to source code and executable code), domain names, applications for registration or registrations of any of the foregoing and other proprietary intellectual property rights (collectively, "Intellectual Property Rights") necessary to conduct the business of Warner and its Subsidiaries, taken as a whole, except where the failure to have such Intellectual Property Rights, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner. Except as set forth in Section 4.14 of the Warner Disclosure Letter, neither Warner nor any of its Subsidiaries has infringed any Intellectual Property Rights of any third party other than any infringements that, individually or in the aggregate, would not have a or be likely to have Material Adverse Effect on Warner. Neither Warner nor its Subsidiaries are aware of any infringement or misappropriation by any person with respect to the Intellectual Property Rights owned or used by Warner or its Subsidiaries other than any such infringement or misappropriation that would not have or be likely to have a Material Adverse Effect on Warner. All Intellectual Property Rights owned or used by Warner or its Subsidiaries as of the date hereof will be owned or available for use by Warner and its Subsidiaries on terms and conditions immediately following the Effective Date that are not materially different from those existing prior to the Effective Date.

     SECTION 4.15  Environmental and Safety Matters.

     (a) Except as set forth in Section 4.15 of the Warner Disclosure Letter, the operations of Warner and Subsidiaries have complied and are in compliance with all applicable federal, state, local, regional and foreign laws, rules and regulations, orders, decrees, common law, judgments, permits and licenses relating to public and worker health and safety (collectively, "Worker Safety Laws") and relating to the protection, regulation or clean-up of the indoor and outdoor environment and activities or conditions related thereto, including, without limitation, those relating to the generation, handling, disposal, transportation or release of hazardous or toxic materials, substances, wastes, pollutants and contaminants including, without limitation, asbestos, petroleum, radon and polychlorinated biphenyls (collectively, "Environmental Laws"), except for any violations that, individually or in the aggregate, have not had, and would not have, a Material Adverse Effect on Warner. To the best of Warner's Knowledge with respect to properties and assets of Warner including any previously owned, leased or operated properties or assets, there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of Warner or any of its predecessors or Subsidiaries that would interfere with or prevent compliance or continued compliance with or give rise to any liabilities or investigatory, corrective or remedial obligations under applicable Worker Safety Laws or Environmental Laws, other than any such interference, prevention, liability or obligation that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Warner.

     (b) Except as set forth in Section 4.15 of the Warner Disclosure Letter, Warner and its Subsidiaries have not caused or permitted so far as Warner is aware any property or asset including any previously owned property or asset, to use, generate, manufacture, refine, transport, treat, store, handle, dispose, transfer or process hazardous or toxic materials, substances, wastes, pollutants or contaminants, except in material compliance with all Environmental Laws and Worker Safety Laws, other than any such activity that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Warner. Warner and its Subsidiaries have not reported to any Governmental Entity, or been notified by any Governmental Entity of the existence of, any material violation of an Environmental Law or any release, discharge or emission of any hazardous or toxic materials, substances, wastes, pollutants or contaminants, other than any such violation, release, discharge or emission that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Warner.

     (c) With respect to Warner, neither this Agreement nor the consummation of the transactions that are the subject of this Agreement will result in any obligations for transfer of permits under Environment Laws or Worker Safety Laws site investigation or cleanup, or notification to or consent of any Governmental Entity or third party, pursuant to any transfer of permits under Environment Laws or Workers Safety Laws Environmental Laws or contract, other than any such obligations that, individually or in the aggregate, would not have a Material Adverse Effect on Warner.

     (d) This Section sets forth the sole representations and warranties of Warner with respect to all matters arising under Environmental Laws and Worker Safety Laws.

     SECTION 4.16 Insurance. Warner and its Subsidiaries have in effect insurance coverage with reputable insurers, which in respect of amounts, premiums, types and risks insured, constitutes reasonably adequate coverage against all risks customarily insured against by companies of comparable size and with similar operations.

     SECTION 4.17 Opinion of Financial Advisor. Warner has received the written opinion of CSFB to the effect that, as of the date thereof, the consideration to be offered to the holders of Warner Shares and Warner ADSs (other than Galen and its affiliates) pursuant to the Scheme is fair to such holders from a financial point of view, a copy of which opinion has been delivered to Galen.

     SECTION 4.18 Broker's Fees. Except as set forth in the engagement letter agreement between Warner and CSFB, a true and complete copy of which has previously been provided to Galen, neither Warner nor any Warner Subsidiary nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Transactions or related transactions contemplated by this Agreement.

     SECTION 4.19  Real Property.

     (a) Section 4.19(a) of the Warner Disclosure Letter lists each material parcel of real property owned by Warner or any of its Subsidiaries (the "Warner Owned Property"). Warner or its applicable Subsidiary has good and marketable fee simple title in and to all of the Warner Owned Property, subject to no Liens that would have a Material Adverse Effect on Warner or materially impair Warner's rights to or ability to use any such property, except as described on
Section 4.19(a) of the Warner Disclosure Letter ("Permitted Liens"). Except as set forth in Schedule 4.19(a) of the Warner Disclosure Letter, (i) Warner or any of its Subsidiaries has not leased or otherwise granted to any Person the right to use or occupy such Warner Owned Property or any portion thereof; (ii) other than the right of Galen pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Warner Owned Property or any portion thereof or interest therein, and (iii) Warner or Subsidiary is not a party to any agreement or option to purchase any real property or interest therein relating to the business of Warner.

     The term "Permitted Liens" shall mean with respect to each owned real property and leased property of either Warner or Galen ("Real Property"): (A) real estate taxes, assessments and other governmental levies, fees or charges imposed with respect to such Real Property which are not due and payable as of the Effective Time or which are being contested by appropriate proceedings; (B) mechanics liens and similar liens for labor, materials or supplies provided with respect to such Real Property incurred in the ordinary course of business for amounts which are not delinquent and which would not, individually or in the aggregate, have a material adverse effect on the business or which are being contested by appropriate proceedings; (C) zoning, building codes and other land use Laws regulating the use or occupancy of such Real Property or the activities conducted thereon which are imposed by any governmental authority having jurisdiction over such Real Property which are not violated by the current use or occupancy of such Real Property or the operation of the business or any violation of which would not have a material adverse effect on the business; (D) easements, covenants, conditions, restrictions and other similar matters affecting title to such Real Property and other title defects which do not materially impair the use or occupancy of such Real Property or the operation of the business.

     (b) Section 4.19(b) of the Warner Disclosure Letter sets forth a list of all material leases, subleases and other occupancy agreements, including all amendments, extensions and other modifications (the "Warner Leases") for real property (the "Warner Leased Property"; the Warner Owned Property and the Warner Leased Property collectively the "Warner Real Property") to which Warner or any of its Subsidiaries is a party. Warner or its applicable Subsidiary has a good and valid leasehold interest in and to all of the Warner Leased Property, subject to no Liens except Permitted Liens as described in Section 4.19(b) of the Warner Disclosure Letter. Each Warner Lease is in full force and effect and is enforceable in accordance with its terms. There exists no default or condition which, with the giving of notice, the passage of time or both, could become a default under any Warner Lease in any case, that would have a Material Adverse Effect on Warner or materially impair Warner's rights to or ability to use any such property. Warner has previously delivered to Galen true and complete copies of all the Warner Leases. Except as described on Section 4.19(b) of the Warner Disclosure Letter, no consent, waiver, approval or authorization is required from the landlord under any Warner Lease as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby the failure to obtain would have a Material Adverse Effect on Warner or materially impair Warner's rights to or ability to use any such property.

     (c) Real Property Used in The Business. The Warner Owned Property identified in Schedule 4.19(a) and the Warner Leased Property identified in
Schedule 4.19(b) comprise all of the real property used or intended to be used in, or otherwise related to, the Warner business.

     SECTION 4.20 Material Contracts. There have been made available to Galen, its affiliates and their representatives true and complete copies of all of the following contracts to which Warner or any of its Subsidiaries is a party or by which any of them is bound (collectively, the "Warner Material Contracts"): (i) contracts with any current officer or director of Warner or any of its Subsidiaries; (ii) contracts for the sale of any of the assets of Warner or any of its Subsidiaries other than in the ordinary course of business or for the grant to any person of any preferential rights to purchase any of its assets other than inventory in the ordinary course of business; (iii) contracts containing covenants of Warner or any of its Subsidiaries not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with Warner or any of its Subsidiaries in any line of business or in any geographical area; (iv) material indentures, credit agreements, mortgages, promissory notes, and all contracts relating to the borrowing of money; and (v) all other agreements contracts or instruments which, in the reasonable opinion of Warner, are material to Warner or any of its Subsidiaries. Except as set forth in Section 4.20 of the Warner Disclosure Letter or as would not have or be likely to have a Material Adverse Effect on Warner, all of the Warner Material Contracts are in full force and effect and are the legal, valid and binding obligation of Warner or its Subsidiaries, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors, rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Except as set forth in Section 4.20 of the Warner Disclosure Letter, neither Warner nor any Subsidiary is in default in any material respect under any Warner Material Contract nor, to the Knowledge of Warner, is any other party to any Warner Material Contract in default thereunder in any material respect except, in each case, for those defaults that, individually or in the aggregate, would not have or be likely to have a Material Adverse Effect on Warner.

     SECTION 4.21 Compliance with Laws. Warner has conducted its business and operations in compliance with, and obtained all permits, licenses and other authorizations required under, all applicable laws, rules, regulations, orders, ordinances, judgments and decrees of all governmental authorities (foreign, federal, state and local) (collectively "Laws") including, where applicable, all requirements imposed by the U.S. Food and Drug Administration (the "FDA"), except for such non-compliance which Warner does not reasonably expect would have or would be likely to have a Material Adverse Effect. To the Knowledge of Warner, Warner has not within the past 24 months received written notice of any non-compliance with respect to, or potential liability under, any Laws, which has not been satisfied or otherwise resolved, and there are no circumstances to the Knowledge of Warner which are reasonably likely to give rise to any such non-compliance except for such non-compliance which Warner does not reasonably expect would have a Material Adverse Effect.

     SECTION 4.22 Warner Approvals. The approval of the Scheme by Warner Shareholders at the Court Meeting and the passing of the Warner EGM Resolution and the sanction of the Scheme by the Court are the only actions required by law, the Warner Memorandum and Articles or otherwise in order for Warner to consummate the Transactions and the other transactions contemplated by this Agreement.

              ARTICLE V -- REPRESENTATIONS AND WARRANTIES OF GALEN

     Except as disclosed in the letter delivered to Warner concurrently herewith and designated therein as the Galen Disclosure Letter (the "Galen Disclosure Letter"), in each case with specific reference to the Section to which exception is taken, and except as disclosed in the Galen Public Documents Galen hereby represents and warrants to Warner as follows:

     SECTION 5.01  Corporate Organization.

     (a) Galen is a public limited company duly incorporated and validly existing under the laws of Northern Ireland. Galen has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have or is not likely to have with due regard to all circumstances a Material Adverse Effect on Galen. True and complete copies of the Memorandum and Articles of Association (the "Galen Memorandum and Articles") of Galen, as in effect as of the date of this Agreement, have previously been made available by Galen to Warner.

     (b) The only Subsidiaries of Warner or those listed in Section 6.01(b) of the Galen Disclosure Letter. Each Galen Subsidiary (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and in good standing (where applicable) in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would have or would be likely to have a Material Adverse Effect on Galen and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted.

     (c) The minute books of Galen are fully up-to-date and accurately reflect in all material respects all material corporate actions held or taken since January 1, 1999 of its shareholders and Board of Directors (including committees of the Board of Directors of Galen).

     SECTION 5.02  Capitalization.

     (a) The authorized share capital of Galen consists of (i) 170,000,000 Galen Shares, of which, as of the date hereof, 127,266,652 shares are issued and outstanding. All of the issued and outstanding Galen Shares have been duly authorized and validly issued and are fully paid and non-assessable with no personal liability attaching to the ownership thereof. As of the date of this Agreement, except pursuant to the terms of options granted pursuant to the Galen Approved Executive Share Option Scheme, the Galen Unapproved Executive Share Option Scheme, the Galen Savings Related Share Option Scheme and The Galen Inc. Employee Stock Purchase Plan (the "Galen Stock Plans") and (ii) this Agreement, Galen does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase, transfer, sale or issuance of any Galen Shares or any other equity securities of Galen or any securities representing the right to purchase or otherwise receive any Galen Shares. As of the date of this Agreement, no Galen Shares are reserved for issuance, except for 407,424 Galen Shares reserved for issuance upon exercise of stock options issued pursuant to the Galen Stock Plans. Since September 30, 1999, and except for the issue of 6,000,000 new Galen Shares announced on 25 November 1999 Galen has not issued any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock, other than pursuant to the exercise of employee stock options granted prior to such date.

     (b) Subject to all approvals required to be sought under the terms of this Agreement Galen owns, directly or indirectly, all of the issued and outstanding shares in its capital or other equity ownership interests of each of the Galen Subsidiaries as set forth in Section 5.02(b) of the Galen Disclosure Letter, free and clear of any Liens other than as set forth in Section 5.02(b) of the Galen Disclosure Letter, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

     No Galen Subsidiary is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares in its capital or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares in its capital or any other equity security of such Subsidiary.

     SECTION 5.03  Authority; No Violation.

     (a) Subject to all approvals required to be sought under the term of this Agreement, Galen has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Galen. No corporate proceedings on the part of Galen, other than the Galen Shareholder Approval and the passing of a resolution or resolutions of the directors of Galen to allot the new Galen Shares to be issued pursuant to this Agreement, are necessary to approve and adopt this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Galen and (assuming due authorization, execution and delivery by Warner of this Agreement) constitutes a valid and binding obligation of Galen, enforceable against Galen in accordance with its terms.

     (b) Neither the execution and delivery of this Agreement by Galen nor the consummation by Galen of the transactions contemplated hereby or thereby, nor compliance by Galen with any of the terms or provisions hereof, will (i) violate any provision of the Galen Memorandum and Articles or similar bylaw/organizational document of its Subsidiaries or (ii) assuming that the consents and approvals, filings or waiting times referred to in Section 5.04 are duly obtained, made or elapsed respectively (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Galen or any of its Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) will result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Galen or any of its Subsidiaries under, any of the terms, conditions or provisions of any Material Agreement to which Galen or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except (in the case of clause (y) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, will not have and is not likely to have a Material Adverse Effect on Galen.

     SECTION 5.04 Consents and Approvals. Except (i) in connection, or in compliance, with the provisions of the HSR Act, (ii) for the filing of any required State and Foreign Approvals, (iii) in connection with the Securities Act or the Exchange Act (including the filing with the SEC of the Proxy Statement and the Registration Statement), (iv) the approval of the Listing Particulars (and any supplementary listing particulars required to be published by Galen) by the UKLA, the agreement of the UKLA to admit the new Galen Shares to the Official List, the consent of the LSE to admit the new Galen Shares to trading and the filing of the Listing Particulars (and any supplementary listing particulars required to be published by Galen) with the Registrar of Companies in Northern Ireland, (v) for such filings and approvals as are required to be made or obtained under the securities or "Blue Sky" laws of various states in connection with the issuance or listing of Galen Shares pursuant to this Agreement, (vi) in connection with the applicable Requirements of the Mergers Act, and (vii) for the Galen Shareholder Approval, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary in connection with (A) the execution and delivery by Galen of this Agreement and
(B) the consummation by Galen of the Transactions and the other transactions contemplated by this Agreement, failure of which to make or obtain would not reasonably be expected to have a Material Adverse Effect on Galen or impair or delay the ability of either party to consummate the Transactions contemplated hereby.

     SECTION 5.05 Public Documents and Other Reports. Galen has duly published and delivered to the LSE all documents and announcements required by the Listing Rules and the listing rules of the ISE since December 31, 1997 (collectively the "Galen Public Documents"). As of their respective dates, the Galen Public Documents complied in all material respects with applicable law, including, without limitation, the Companies (Northern Ireland) Order 1986 (as amended), the Financial Services Act 1986 (as amended) and the Listing Rules as to the form and content of the Galen Public Documents and, at the respective times they were issued, none of the Galen Public Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of Galen included in the Galen Public Documents complied as to form in all material respects with applicable law and all applicable financial reporting standards and generally accepted accounting principles and practices in the United Kingdom ("U.K. GAAP") applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of Galen and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Except as disclosed in the Galen Public Documents or as required by U.K. GAAP or any reconciliation to US GAAP, Galen has not, since September 30, 1998, made any change in the accounting practices or policies applied in the preparation of its financial statements.

     SECTION 5.06  Registration Statement; Listing Particulars.

     (a) The Registration Statement will comply as to form in all material respects with the provisions of the Exchange Act and the Registration Statement on Form F-4 of which the PS/P forms a part, if any, will comply as to form in all material respects with the provisions of the Securities Act.

     (b) The Listing Particulars when published will contain all such information as investors and their professional advisors would reasonably require and reasonably expect to find there, for the purpose of making an informed assessment of the assets and liabilities, financial position, profits and losses and prospects of Galen as enlarged by the Transactions and of the rights attaching to the Galen Shares to be issued pursuant to this Agreement, having regard to the matters referred to in Section 146(3) of the Financial Services Act 1986. All statements of fact contained in the Listing Particulars will be true and accurate in all material respects, will not be misleading in any material respect, and will not omit any information known or which could on reasonable enquiry have been known to the directors of Galen the omission of which would make them misleading in any material respect. All expressions of opinion, intention or expectation on the part of the directors of Galen contained therein will be made on reasonable grounds after appropriate enquiry and accurately reflect the views honestly held by them. Notwithstanding anything in this paragraph 5.06 Galen makes no representation or warranty with respect to any information concerning Warner and its Subsidiaries supplied by Warner for inclusion in the Listing Particulars.

     SECTION 5.07 Absence of Certain Changes or Events. Except as disclosed in the Galen Public Documents filed prior to the date of this Agreement, since September 30, 1999, (A) Galen and its Subsidiaries have not incurred any material liability or obligation (indirect, direct or contingent), or entered into any material oral or written agreement or other transaction, that is not in the ordinary course of business or that would have or is likely to have a Material Adverse Effect on Galen, (B) Galen and its Subsidiaries have not sustained any loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that has had or that would have or is likely to have a Material Adverse Effect on Galen, (C) there has been no change in the capital stock of Galen and no dividend or distribution of any kind declared, paid or made by Galen on any class of its stock, (D) there has not been (y) any granting by Galen or any of its Subsidiaries to any executive officer or material modification of any severance or termination benefits or (z) any entry or purported entry by Galen or any of its Subsidiaries into or material modification of any employment, severance or termination agreement with any such executive officer, (E) Galen and its Subsidiaries have not prepared or filed any Tax Return inconsistent in any material respect with past practice or, on any such Tax Return, taken any position, made any election, or adopted any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods, and (F) there has been no other event causing a Material Adverse Effect on Galen, nor any development that would, individually or in the aggregate, have a Material Adverse Effect on Galen. Set forth in
Section 5.07 of Galen Disclosure Letter is a description of any material changes, between December 31, 1999 and the date of this Agreement (excluding any intervening fluctuations between such dates), to the amount and terms of the indebtedness of Galen and its Subsidiaries as described in Galen's Annual Report and Accounts for the financial year ended 30 September 1999 (other than any changes in, or the incurrence of, indebtedness of Galen or any of its Subsidiaries with a principal amount not in excess of US$1,000,000) other than changes required by the transactions contemplated by this Agreement.

     SECTION 5.08 Permits and Compliance. Except as set forth in Section 5.08 of the Galen Disclosure Letter, each of Galen and its Subsidiaries is in possession of all Permits necessary for Galen or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Galen Permits"), except where the failure to have any of the Galen Permits would not, individually or in the aggregate, have or is likely to have or is likely to have a Material Adverse Effect on Galen, and, as of the date of this Agreement, no suspension or cancellation of any of the Galen Permits is pending or, to the Knowledge of Galen, threatened, except where the suspension or cancellation of any of the Galen Permits, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen. Neither Galen nor any of its Subsidiaries is in violation of (i) its charter, bylaws or equivalent documents, (ii) any applicable law, ordinance, administrative or governmental rule or regulation or (iii) any order, decree or judgment of any Governmental Entity having jurisdiction over Galen or any of its Subsidiaries, except, in the case of clauses (i), (ii) and (iii), for any violations that, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen. "Knowledge of Galen" means the knowledge (after reasonable investigation), of Allen McClay, John King, Geoffrey Elliott, Stephen Campbell and Clare Gilligan.

     SECTION 5.09 Tax Matters. Except as otherwise set forth in Section 5.09 of the Galen Disclosure Letter, Galen and each of its Subsidiaries have filed all UK and federal, and all material state, local, foreign and provincial, Tax Returns required to have been filed or appropriate extensions therefor have been properly obtained, and to the Knowledge of Galen such Tax Returns are correct and complete, except to the extent that any failure to so file or any failure to be correct and complete, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen; (ii) all Taxes shown to be due on such Tax Returns have been timely paid or extensions for payment have been properly obtained, or such Taxes are being timely and properly contested and any such contests do not contemplate payment of Taxes in excess of US$100,000 (in aggregate), (iii) Galen and each of its Subsidiaries have complied in all material respects with all rules and regulations relating to the withholding of Taxes except to the extent that any failure to comply with such rules and regulations, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen; (iv) neither Galen nor any of its Subsidiaries has waived any statute of limitations in respect of its Taxes which waiver is currently in effect; (v) no issues that have been raised in writing by the relevant taxing authority in connection with the examination of the Tax Returns referred to in clause (i) are currently pending; and (vi) all deficiencies asserted or assessments made as a result of any examination of such Tax Returns by any taxing authority have been paid in full. To the Knowledge of Galen, the representations set forth in the proposed form of the Galen tax certificate provided by Galen to Warner, if made on the date hereof (assuming the Acquisition were consummated on the date hereof), would be true and correct.

     SECTION 5.10 Actions and Proceedings. Except as set forth in Section 5.10 of the Galen Disclosure Letter and in the Galen Public Documents filed prior to the date of this Agreement, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving Galen or any of its Subsidiaries, or against or involving any of the directors, officers or employees of Galen or any of its Subsidiaries, as such, any of its or their properties, assets or business or any Galen Plan that, individually or in the aggregate, would have or is likely to have a Material Adverse Effect on Galen. As of the date of this Agreement, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the Knowledge of Galen, threatened against or involving Galen or any of its Subsidiaries or any of its or their directors, officers or employees as such, or any of its or their properties, assets or business or any Galen Plan that, individually or in the aggregate, would have or be likely to have a Material Adverse Effect on Galen. There are no actions, suits, labor disputes or other litigation, legal or administrative proceedings or governmental investigations pending or, to the Knowledge of Galen, threatened against or affecting Galen or any of its Subsidiaries or any of its or their officers, directors or employees, as such, or any of its or their properties, assets or business relating to the transactions contemplated by this Agreement which would have or is likely to have a Material Adverse Effect on Galen.

     SECTION 5.11 Certain Agreements. Except as set forth in Section 5.11 of Galen Disclosure Letter, neither Galen nor any of its Subsidiaries is a party to any oral or written agreement or plan, including any employment agreement, severance agreement, retention agreement, stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, the vesting of the benefits of which will be accelerated, or which will become payable or which at the participant's or holder's option may become payable, due to or by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will, or may at the option of the holder or participant, be calculated on the basis of any of the transactions contemplated by this Agreement. No holder of any option to purchase shares of Galen Shares, or shares of Galen Shares granted in connection with the performance of services for Galen or its Subsidiaries, is or will be entitled to receive cash from Galen or any Subsidiary in lieu of or in exchange for such option or shares as a result of the transactions contemplated by this Agreement.

     SECTION 5.12 Labor Matters. Except as disclosed in Section 5.12 of the Galen Disclosure Letter, neither Galen nor any of its Subsidiaries is party to any collective bargaining agreement or other labor agreement with any union or labor organization and no union or labor organization has been recognized by Galen or any of its Subsidiaries as an exclusive bargaining representative for employees of Galen or any of its Subsidiaries. Other than as described in
Section 5.12 of the Galen Disclosure Letter, neither Galen nor any of its Subsidiaries is the subject of any material proceeding asserting that it or any of its Subsidiaries has committed an unfair labor practice or seeking to compel it to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of Galen, threatened, nor has there been for the past three years, any labor strike, dispute, walkout, work stoppage, slow-down or lockout involving it or any of its Subsidiaries, except in each case as would not, individually or in the aggregate, have or is likely to have a Material Adverse Effect on Galen.

     SECTION 5.13 Intellectual Property. Except as set forth in Section 5.13 of the Galen Disclosure Letter, Galen and its Subsidiaries own, possess all right, title and interest in and to, or have a valid, enforceable right to use free from any Liens or encumbrances, other than those that would not have or is likely to have or be likely to have a Material Adverse Effect on Galen, the Intellectual Property Rights in the intra-vaginal ring technology and all other Intellectual Property Rights necessary to conduct the business of Galen and its Subsidiaries, taken as a whole, except where the failure to have such Intellectual Property Rights, individually or in the aggregate, would not have or is likely to have or be likely to have a Material Adverse Effect on Galen. Neither Galen nor any of its Subsidiaries has infringed, misappropriated or otherwise conflicts with any Intellectual Property Rights of any third party other than any infringements that, individually or in the aggregate, would not have or is likely to have a Material Adverse Effect on Galen. Neither Galen nor its Subsidiaries are aware of any infringement, misappropriation or conflict by any person with respect to the Intellectual Property Rights owned or used by Galen or its Subsidiaries other than any such infringement, misappropriation or conflict that would not have a Material Adverse Effect on Galen. All Intellectual Property Rights owned or used by Galen or its Subsidiaries as of the closing hereof will be owned or available for use by Galen and its Subsidiaries on terms and conditions immediately following the Effective Time that are not materially different from those existing prior to the closing. The Intellectual Property Rights owned or used by

Galen are valid and enforceable, none of the Intellectual Property Rights has been misused, and no claim by any other party contesting the validity, enforceability, use or ownership of any of Intellectual Property Rights owned or used by Galen is currently outstanding or is threatened. No loss or expiration of any of the Intellectual Property Rights owned or used by Galen is threatened, pending or reasonably foreseeable.

     SECTION 5.14  Environmental and Safety Matters.

     (a) Except as set forth in Section 5.14 of the Galen Disclosure Letter, the operations of Galen and Subsidiaries have complied and are in compliance with all Worker Safety Laws and Environmental Laws, except for any violations that, individually or in the aggregate, have not had, and would not have, a Material Adverse Effect on Galen. To Galen's knowledge with respect to properties, and assets of Galen, including any previously owned, leased or operated properties or assets except as set forth in Section 5.14 of the Galen Disclosure Letter, there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans of Galen or any of its predecessors or Subsidiaries that would interfere with or prevent compliance or continued compliance with or give rise to any liabilities or investigatory, corrective or remedial obligations under applicable Worker Safety Laws or Environmental Laws, other than any such interference, prevention, liability or obligation that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Galen.

     (b) Except as set forth in Section 5.14 of the Galen Disclosure Letter, Galen and Subsidiaries have not caused or permitted to Galen's knowledge any property or asset, including any previously owned property or asset, to use, generate, manufacture, refine, transport, treat, store, handle, dispose, transfer or process hazardous or toxic materials, substances, wastes, pollutants or contaminants, except in material compliance with all Environmental Laws and Worker Safety Laws, other than any such activity that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Galen. Except as set forth in Section 5.14 of the Galen Disclosure Letter, Galen and its Subsidiaries have not reported to any Governmental Entity, or been notified by any Governmental Entity of the existence of, any material violation of an Environmental Law or any release, discharge or emission of any hazardous or toxic materials, substances, wastes, pollutants or contaminants, other than any such violation, release, discharge or emission that, individually or in the aggregate, has not had, and would not have, a Material Adverse Effect on Galen.

     (c) With respect to Galen, neither this Agreement nor the consummation of the transactions that are the subject of this Agreement will result in any obligations for transfer of permits under Environmental Laws or Worker Safety Laws site investigation or cleanup, or notification to or consent of any Governmental Entity or third party, pursuant to Environmental Laws or contract, other than any such obligations that, individually or in the aggregate, would not have, a Material Adverse Effect on Galen.

     (d) This Section sets forth the sole representations and warranties of Galen with respect to all matters arising under Environmental Laws and Worker Safety Laws.

     SECTION 5.15 Insurance. Galen and its Subsidiaries have in effect insurance coverage with reputable insurers, which in respect of amounts, premiums, types and risks insured, constitutes reasonably adequate coverage against all risks customarily insured against by companies of comparable size and with similar operations.

     SECTION 5.16 Required Vote of Galen Shareholders. The Galen Shareholders Approval is the only vote of the shareholders of Galen required by law, the Galen Memorandum and Articles or otherwise in order for Galen to consummate the Transactions and the other transactions contemplated by this Agreement. Without prejudice to the provisions of Section 1.02(d), the Board of Directors of Galen has approved this Agreement and the Transactions and has resolved to recommend that the shareholders of Galen approve the Agreement and the Transactions.

     SECTION 5.17 Broker's Fees. Except as set forth in the engagement letter agreement between Galen and Merrill Lynch & Co. and ABN Amro Hoare Govett, a true and complete copy of which has previously been provided to Warner, neither Galen nor any Galen Subsidiary nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Acquisition or related transactions contemplated by this Agreement.

     SECTION 5.18  Real Property.

     (a) Section 5.18(a) of the Galen Disclosure Letter lists each parcel of real property owned by Galen or any of its Subsidiaries (the "Galen Owned Property"). Galen or its applicable Subsidiary has good and marketable fee simple title in and to all of the Galen Owned Property, subject to no Liens that would have a Material Adverse Effect on Galen or materially impair Galen's rights to or ability to use any such property, except Permitted Liens, as described on Section 5.18(a) of the Galen Disclosure Letter. Except as set forth in Schedule 5.18(a) of the Galen Disclosure Letter, (i) Galen or any of its Subsidiaries has not leased or otherwise granted to any Person the right to use or occupy such Galen Owned Property or any portion thereof; (ii) other than the right of Galen pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Galen Owned Property or any portion thereof or interest therein, and (iii) Galen or Subsidiary is not a party to any agreement or option to purchase any real property or interest therein relating to the business of Galen.

     (b) Section 5.18(b) of the Galen Disclosure Letter sets forth a list of all material leases, subleases and other occupancy agreements, including all amendments, extensions and other modifications (the "Galen Leases") for real property (the "Galen Leased Property"; the Galen Owned Property and the Galen Leased Property collectively the "Galen Real Property") to which Galen or any of its Subsidiaries is a party. Galen or its applicable Subsidiary has a good and valid leasehold interest in and to all of the Galen Leased Property, subject to no Liens except Permitted Liens, as described in Section 5.18(b) of the Galen Disclosure Letter. Each Galen Lease is in full force and effect and is enforceable in accordance with its terms. There exists no default or condition which, with the giving of notice, the passage of time or both, could become a default under any Galen Lease in any case, that would have a Material Adverse Effect on Galen or materially impair Galen's rights to or ability to use any such property. Except as described on Section 5.18(b) of the Galen Disclosure Letter, no consent, waiver, approval or authorization is required from the landlord under any Galen Lease as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby the failure to obtain would have a Material Adverse Effect on Galen or materially impair Galen's rights to or ability to use any such property.

     (c) Real Property Used in The Business. The Galen Owned Property identified in Schedule 5.18(a) and the Galen Leased Property identified in Schedule 5.18(b) comprise all of the real property used or intended to be used in, or otherwise related to, the Galen business.

     SECTION 5.19 Material Contracts. Except as set forth in Section 5.19 of the Galen Disclosure Letter, there have been made available to Warner, its affiliates and their representatives true and complete copies of all of the following contracts to which Galen or any of its Subsidiaries is a party or by which any of them is bound (collectively, the "Galen Material Contracts"): (i) contracts with any current officer or director of Galen or key employee of any of its material Subsidiaries; (ii) contracts for the sale of any of the assets of Galen or any of its Subsidiaries other than in the ordinary course of business or for the grant to any person of any preferential rights to purchase any of its assets other than inventory in the ordinary course of business; (iii) contracts containing covenants of Galen or any of its Subsidiaries not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with Galen or any of its Subsidiaries in any line of business or in any geographical area; (iv) material indentures, credit agreements, mortgages, promissory notes, and all contracts relating to the borrowing of money; (v) contracts or agreement relating to the licensing of Intellectual Property Rights by Galen to another party or by another party to Galen, all other contracts or agreements affecting Galen's ability to use or disclose any Intellectual Property Rights; and (vi) all other agreements contracts or instruments which, in the reasonable opinion of Galen, are material to Galen or any of its Subsidiaries, except as set forth in Section
5.19 of the Galen Disclosure Letter. Except as set forth or as would not have a Material Adverse Effect on Galen, all of the Galen Material Contracts are in full force and effect and are the legal, valid and binding obligation of Galen or its Subsidiaries, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors, rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Except as set forth in Section 5.19 of the Galen Disclosure Letter, neither Galen nor any Subsidiary is in default in any material respect under any Galen Material Contract nor, to the Knowledge of Galen, is any other party to any Galen Material Contract in default thereunder in any material respect except, in each case, for those defaults that, individually or in the aggregate, would not have a Material Adverse Effect on Galen.

     SECTION 5.20 Compliance with Laws. Galen has conducted its business and operations in compliance with, and obtained all permits, licenses and other authorizations required under, all Laws, including, without limitation, all requirements imposed by the FDA and comparable foreign regulatory authorities, including, where applicable, the Medicines Act 1968 and the rules made and marketing authorizations granted thereunder and the regulations of the UK Department of Health governing the sale of products to the National Health Service, except for such non-compliance which Galen does not reasonably expect would have or be likely to have a Material Adverse Effect. To the Knowledge of Galen, Galen has not within the past 24 months received written notice of any non-compliance with respect to, or potential liability under, any Laws, which has not been satisfied or otherwise resolved, except for such non-compliance which Galen does not reasonably expect would have or would be likely to have a Material Adverse Effect and there are no circumstances to the Knowledge of Galen which are reasonably likely to give rise to any such non-compliance.

                            ARTICLE VI -- COVENANTS

     SECTION 6.01 Conduct of Warner. Warner agrees that from the date hereof until the Effective Time, except as set forth in Section 6.01 of the Warner Disclosure Letter or as otherwise expressly contemplated by this Agreement or required to effect the Scheme or complete the Transactions or with the prior written consent of Galen, Warner and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their reasonable best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as set forth in the Warner Disclosure Letter or as expressly contemplated by this Agreement, without the prior written consent of Galen (such consent not to be unreasonably withheld or delayed), Warner will not, and will not permit any of its Subsidiaries to:

          (a) adopt or propose any change in the Warner Memorandum and Articles or equivalent documents;

          (b) amend any material term of any outstanding security of Warner or any of its Subsidiaries;

          (c) merge or consolidate or announce its intention to merge or consolidate with any Person;

          (d) issue, sell, pledge, dispose of, grant, transfer, lease, license, guarantee, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, (i) any shares in the capital of Warner or any of its Subsidiaries (other than the issuance of shares by a wholly-owned Subsidiary of Warner to Warner or another wholly-owned Subsidiary of Warner), or securities convertible or exchangeable or exercisable for any shares in such capital, or any options, warrants or other rights of any kind to acquire any shares in such capital or such convertible or exchangeable securities, or any stock appreciation rights or limited stock appreciation rights, or any other ownership interest of Warner or any of its Subsidiaries or (ii) except in the ordinary course of business and in a manner consistent with past practice, any property or assets (tangible or intangible) (including, without limitation, by merger, consolidation, spin-off or other dispositions of stock or assets) of Warner or any of its Subsidiaries, except in the case of either clause (i) or (ii) (A) the issuance of Warner Shares upon the exercise of stock options issued pursuant to the Warner Option Plan prior to the date hereof, (B) the award of options in connection with new employee hires in the ordinary course of business and consistent with past practice; provided, however, that no such new employee shall receive options to purchase more than 5,000 Warner Shares, (C) pursuant to existing obligations under contracts or agreements in force at the date of this Agreement and set forth in Section 6.01 of the Warner Disclosure Letter and
     (D) sales or other dispositions of property and assets of Warner and its Subsidiaries in an aggregate amount that does not exceed US$1,000,000;

          (e) create or incur any material Lien on any asset (tangible or intangible) other than in the ordinary course of business and consistent with past practice;

          (f) make any material loan, advance or capital contributions to or investments in any Person other than loans, advances or capital contributions to or investments in wholly owned Subsidiaries of Warner made in the ordinary course and consistent with past practices;

          (g) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its share capital (except for dividends paid by any direct or indirect wholly-owned Subsidiary of Warner to Warner or to any other direct or indirect wholly-owned Subsidiary of Warner) or enter into any agreement with respect to the voting of its share capital;

          (h) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

          (i) (i) acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets) any interest in any Person or any division thereof (other than a wholly-owned Subsidiary) or any assets, other than acquisitions of assets in the ordinary course of business and consistent with past practice, (ii) incur any indebtedness for borrowed money or guarantee such indebtedness of another Person, or issue or sell any debt securities or warrants or other rights to acquire any debt security of Warner or any of its Subsidiaries, except for (A) indebtedness for borrowed money incurred in the ordinary course of business and consistent with past practice or in connection with transactions otherwise permitted under this Section 6.01, (B) other indebtedness for borrowed money with a maturity of not more than one year in a principal amount not, in the aggregate, in excess of US$5,000,000, and (C) other indebtedness for borrowed money incurred under Warner's credit agreement for working capital purposes only, (iii) terminate, cancel, waive any rights under or request any material change in, or agree to any material change in, any material contract or agreement of Warner or, except in connection with transactions permitted under this Section 6.01(i), enter into any contract or agreement material to the business, results of operations or financial condition of Warner and its Subsidiaries, taken as a whole, in either case other than in the ordinary course of business and consistent with past practice, (v) make or authorize any capital expenditure, other than capital expenditures that are not, in the aggregate, in excess of US$1,500,000 taken as a whole or
     (v) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 6.01(i);

          (j) take any action with respect to accounting policies or procedures, other than actions in the ordinary course of business and consistent with past practice or except as required by changes in U.S. GAAP;

          (k) make any material Tax election or take any position on any Tax Return filed on or after the date of this Agreement or adopt any method therefor that is inconsistent with elections made, positions taken or methods used in preparing or filing similar Tax Returns in prior periods;

          (l) except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the date hereof, (i) increase the compensation payable or to become payable to its officers or employees (except for increases in the ordinary course of business and consistent with past practice in salaries or wages of employees of Warner or any of its Subsidiaries), (ii) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except as contemplated by this Agreement or to the extent required by applicable law or the terms of a collective bargaining agreement, (iii) increase the benefits payable under any existing severance or termination pay policies or employment or other agreements or (iv) take any affirmative action to accelerate the vesting of any stock-based compensation;

          (m) take any action that would, individually or in the aggregate, reasonably be expected to make any representation and warranty of Warner hereunder untrue in any material respect at, or as of any time prior to, the Closing;

          (n) take or propose any corporate action for its winding-up, dissolution or reorganization of for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of all or any of its assets and revenues;

          (o) waive or compromise any claim or proceedings involving equitable relief (other than in the ordinary course of business) which is material to Warner and its Subsidiaries taken as a whole; or

          (p) save for any amendments required by the relevant insurers, maintain in all material respects all insurance policies listed in Section
     6.01 of the Warner Disclosure Letter on the same terms and at the same level of insurance cover as those prevailing at the date of this Agreement;

          (q) agree or commit to do any of the foregoing.

     SECTION 6.02 Conduct of Galen. Galen agrees that from the date hereof until the Effective Time, except as set forth in Section 6.02 of the Galen Disclosure Letter or as otherwise expressly contemplated by this Agreement or as may be necessary or desirable to effect the Transactions or with the prior written consent of Warner, Galen and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their reasonable best efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as set forth in the Galen Disclosure Letter or as expressly contemplated by this Agreement, without the prior written consent of Warner (such consent not to be unreasonably withheld or delayed), Galen will not, and will not permit any of its Subsidiaries to:

          (a) adopt or propose any change in the Galen Memorandum and Articles or equivalent documents;

          (b) amend any material term of any outstanding security of Galen or any of its Subsidiaries;

          (c) merge or consolidate or announce its intention to merger or consolidate with any Person;

          (d) issue, sell, dispose of, grant, transfer, or authorize the issuance, sale, disposal, grant or transfer of more than 10% of its issued share capital at the date of this document (other than the issuance of shares by a wholly-owned Subsidiary of Galen to Galen or another wholly-owned Subsidiary of Galen), or securities convertible or exchangeable or exercisable for any shares in such capital, or any options, warrants or other rights of any kind to acquire any shares in such capital or such convertible or exchangeable securities, or any stock appreciation rights or limited stock appreciation rights, or any other ownership interest of Galen or any of its Subsidiaries except (A) the issuance of Galen Shares upon the exercise of stock options issued pursuant to the Galen Stock Plans prior to the date hereof, (B) the award of options in connection with new employee hires in the ordinary course of business and consistent with practice; provided, however, that no such new employee shall receive options to purchase more than 5,000 Galen Shares; and (C) pursuant to existing obligations under contracts or agreements in force at the date of this Agreement;

          (e) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its share capital (except for dividends paid by any direct or indirect wholly-owned Subsidiary of Galen to Galen or to any other direct or indirect wholly-owned Subsidiary of Galen and except for any interim or final cash dividend(s) (as applicable) not materially inconsistent with the principles and practices applied by Galen in relation to the dividends paid in respect of the financial year ended September 30, 1999, or enter into any agreement with respect to the voting of its share capital;

          (f) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its share capital;

          (g) enter into any agreement or arrangement with any Person (other than a wholly-owned Subsidiary) for the purchase or acquisition of any stock or assets, other than acquisitions of stocks or assets in the ordinary course of business and consistent with past practice and any other acquisitions for consideration that (i) is, in the aggregate, in excess of US$25,000,000; or (ii) would not be able to be financed by way of Galen's own internal resources available and subsisting as at the date of this Agreement provided that any proceeds receivable pursuant to an issue of shares allowed pursuant to this section 6.02 shall be treated for the purposes of this sub-section (ii) as internal financial resources available and subsisting;

          (h) take any action that would, individually or in the aggregate, reasonably be expected to make any representation and warranty of Galen hereunder untrue in any material respect at, or as of any time prior to, the Effective Time.

          (i) agree or commit to do any of the foregoing.

     SECTION 6.03  Access to Information.

     (a) From the date of this Agreement until the Effective Time, Warner will, and will cause its Subsidiaries, and each of their respective officers, directors, counsel, advisors and representatives (collectively, the "Warner Representatives") to, give Galen and its officers, employees, counsel, advisors and representatives (collectively, the "Galen Representatives") full access (subject, however, to existing confidentiality and similar non-disclosure obligations and the preservation of attorney client and work product privileges or any further confidentiality assurances which may be required to update or extend existing confidentiality agreements between the parties in order to protect Warner's legitimate business interests), during normal business hours, to the offices and other facilities and to the books and records of Warner and its Subsidiaries and will cause the Warner Representatives to furnish Galen and the Galen Representatives to the extent available with such financial and operating data and such other information with respect to the business and operations of Warner and its Subsidiaries as Galen may from time to time reasonably request provided that Galen shall demonstrate to the Warner Representatives a legitimate interest or purpose in relation to the consummation of the Transactions for access to such information. Prior to the Closing, neither Galen nor the Galen Representatives shall contact or in any manner communicate with the employees, customers, lessors and suppliers of Warner and its Subsidiaries with respect to any matter related to the transaction contemplated hereby, except with the prior consent of Warner.

     (b) From the date of this Agreement until the Effective Time, Galen will, and will cause its Subsidiaries, and each Galen Representative to, give Warner and the Warner Representatives full access (subject, however, to existing confidentiality and similar non-disclosure obligations and the preservation of attorney client and work product privileges or any further confidentiality assurances which may be required to update or extend existing confidentiality agreements between the parties in order to protect Galen's legitimate business interests), during normal business hours, to the offices and other facilities and to the books and records of Galen and its Subsidiaries and will cause the Galen Representatives to furnish Warner and the Warner Representatives to the extent available with such financial and operating data and such other information with respect to the business and operations of Galen and its Subsidiaries as Warner may from time to time reasonably request, provided that Warner shall demonstrate to the Galen Representatives a legitimate interest or purpose in relation to the consummation of the Transactions for access to such information. Prior to the Closing, neither Warner nor the Warner Representatives shall contact or in any manner communicate with the employees, customers, lessors and suppliers of Galen and its Subsidiaries with respect to any matter related to the transaction contemplated hereby, except with the prior consent of Galen.

     SECTION 6.04  Reasonable Best Efforts.

     (a) Subject to the terms and conditions herein provided and to applicable legal requirements, each of the parties hereto agrees to use reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done (consistent with the fiduciary duties of the Board of Directors of Warner and Galen under applicable law), and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary, proper, desirable or advisable under applicable laws and regulations to ensure that the conditions set forth in Article VII are satisfied and to consummate and make effective the transactions contemplated by the Scheme and this Agreement.

     (b) If at any time prior to the Closing any event or circumstance relating to either Warner or Galen or any of their respective Subsidiaries, should be discovered by Warner or Galen, as the case may be, and which should be set forth in an amendment or supplement to the Proxy Statement or the Registration Statement or the Listing Particulars, the discovering party will promptly inform the other party of such event or circumstance. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement shall take all such necessary action.

     SECTION 6.05  Consents.

     (a) Each of the parties will use its reasonable best efforts to obtain as promptly as practicable all consents of any Governmental Entity or any other person required in connection with, and waivers of any violations that may be caused by, the consummation of the transactions contemplated by the this Agreement. Warner and Galen shall promptly prepare and file as soon as practicable after the date hereof all documents required to be filed (i) with the United States Federal Trade Commission and the Department of Justice in order to comply with the HSR Act and (ii) any other documents which are required under any non-United States laws regulating competition, antitrust, investment or exchange controls. Warner and Galen shall promptly furnish all materials thereafter required in connection therewith.

     (b) In furtherance and not in limitation of the foregoing, Galen and Warner shall use their respective best efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated by this Agreement under any antitrust, competition or trade regulatory laws, rules or regulations of any domestic or foreign government or governmental authority or any multinational authority ("Antitrust Laws"). If any suit is instituted challenging any of the transactions contemplated by this Agreement as violative of any Antitrust Law, Galen shall use its reasonable best efforts to take such action as may be required (a) by the applicable government or governmental or multinational authority (including, without limitation, the Antitrust Division of the United States Department of Justice, the Federal Trade Commission, the Irish Department of Enterprise, Trade and Employment or the Competition Authority of Ireland in order to resolve such objections or (b) by any domestic or foreign court or similar tribunal, in any suit brought by a private party or governmental or multinational authority challenging the transactions contemplated by this Agreement as violative of any Antitrust Law, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order that has the effect of preventing the consummation of any of such transactions, provided always that, for the avoidance of doubt, Galen shall not be obliged by this Section 6.05 to hold separate or divest any businesses, product lines or assets of Galen or Warner or any of their Subsidiaries or to agree to do so or to undertake to any such bodies so to do.

     (c) Any party hereto shall promptly inform the others of any material communication from the United States Federal Trade Commission, the Department of Justice or any other domestic or foreign government or governmental or multinational authority regarding any of the transactions contemplated by this Agreement. If any party or any affiliate thereof receives a request for additional information or documentary material from any such government or authority with respect to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. Galen will advise Warner promptly in respect of any understandings, undertakings or agreements (oral or written) which Galen proposes to make or enter into with the Federal Trade Commission, the Department of Justice, or any other domestic or foreign government or governmental or multinational authority in connection with the transactions contemplated by this Agreement.

     SECTION 6.06 Public Announcements. The initial press release with respect to the execution of this Agreement shall be a joint press release acceptable to Warner and Galen. Thereafter, so long as this Agreement is in effect, Warner and Galen shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Transactions or this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other party, which shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by law, Nasdaq, the LSE or the ISE if it has used all reasonable best efforts to consult with the other party.

     SECTION 6.07 Employee Benefit Arrangements. Galen agrees that it will honor, or cause Warner to honor, all obligations under employee arrangements (the "Employee Arrangements") to which Warner or any of its Subsidiaries is presently a party which are listed in the Employee Arrangements Schedule. Notwithstanding the foregoing, from and after the Effective Time, subject to the remaining provisions of this Section 6.07, Galen shall have the right to amend, modify, alter or terminate any Employee Arrangements of Warner; provided, that any such action shall not in the reasonable opinion of Galen adversely affect the rights of any employees or other beneficiaries which shall have arisen (1) under the Warner Option Plan; (2) under any Employee Arrangement prior to such amendment, modification, alteration or termination; or (3) under any agreement which requires the consent of the employee or any other party or beneficiary for amendment, modification, alteration or termination, without obtaining such consent. Notwithstanding the foregoing, for a period of one year following the Effective Time, Galen shall continue to provide to employees of Warner and its Subsidiaries (excluding employees covered by collective bargaining agreements) broad-based employee benefit plans and arrangements which are in the aggregate in the reasonable opinion of Galen no less favorable than those provided to such employees as of the date hereof, provided always that nothing in this section shall obligate Galen to continue (or procure to be continued) the employment of any particular employee or employees during such period. Solely for purposes of eligibility and vesting under Employee Arrangements (including without limitation plans or programs of Galen and its affiliates after the Closing), all service with Warner or any of its Subsidiaries or their predecessors prior to the Closing shall be treated as service with Galen and its affiliates.

     SECTION 6.08  Indemnification.

     (a) Galen agrees that all rights to indemnification now existing in favor of any director or officer of Warner and its Subsidiaries (the "Indemnified Parties") as provided in their respective charters or by-laws or, in an agreement between an Indemnified Party and Warner or one of its Subsidiaries, shall survive the Transactions and shall continue in full force and effect for a period of not less than six years from the Effective Time; provided, that in the event any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims. After the Effective Time, Galen agrees to cause Warner to honor all rights to indemnification referred to in the preceding sentence. Without limitation of the foregoing, in the event any such Indemnified Party is or becomes involved in any capacity in any action, proceeding or investigation in connection with any matter, including, without limitation, the transactions contemplated by this Agreement, occurring prior to, and including, the Effective Time, Warner will cause to be paid in accordance with the applicable charters, by-laws and agreements, as incurred such Indemnified Party's legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. Galen shall pay all reasonable expenses, including attorneys' fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided for in this Section 6.08 subject to the limitations of Northern Ireland law to the extent applicable.

     (b) Galen agrees that Warner shall cause to be maintained in effect for not less than six years from the Effective Time the current policies of the directors' and officers' liability insurance maintained by Warner; provided, that Galen may substitute therefor other policies not less advantageous (other than to a de minimus extent) to the beneficiaries of the current policies and provided that such substitution shall not result in any gaps or lapses in coverage with respect to matters occurring prior to the Effective Time; and provided, further, that Galen shall not be required to pay an annual premium in excess of 300% of the last annual premium paid by Warner prior to the date hereof and if Galen is unable to obtain the insurance required by this Section 6.08(b) it shall obtain as much comparable insurance as possible for an annual premium equal to such maximum amount.

     (c) Galen, unless prevented by laws or regulations in any relevant jurisdiction, LSE, UKLA or SEC, shall take, prior to the Effective Time, all appropriate actions within their remit to appoint to the Galen Board Messrs. Boissoneault and Herendeen with effect from the Effective Time, provided that neither of these individuals nor Warner shall have taken any action or omitted to fulfill any obligation which would result in the termination of his Employment Agreement or affect the ability of his Employment Agreement to become unconditional. Galen further agrees (to the extent permitted by law) to indemnify and hold harmless Roger

Boissonneault and Paul Herendeen against and in respect of all actions, claims, liabilities and losses which they may suffer or incur as persons responsible for the Listing Particulars to the same extent as Galen is permitted under applicable law to indemnify its existing directors.

     (d) Galen agrees that with effect from the publication of the Listing Particulars it will procure that Roger Boissonneault and Paul Herendeen shall be covered by Galen's existing Directors and Officers liability insurance policy in respect of liabilities as proposed Directors of Galen to the same extent as Galen's existing Directors are so covered.

     SECTION 6.09 Notification of Certain Matters. Galen and Warner shall promptly notify each other of (a) the occurrence or non-occurrence of any fact or event which would be reasonably likely (i) to cause any representation or warranty of any party hereto contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (ii) to cause any material covenant, condition or agreement of any party hereto under this Agreement not to be complied with or satisfied in all material respects and (b) any failure of any party hereto to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder .

     SECTION 6.10  No Solicitation; Termination Right.

     (a) Warner agrees that, during the term of this Agreement or, if sooner, until the date upon which this Agreement is terminated, it shall not, and shall not authorize or permit any of its Subsidiaries or any of its or its Subsidiaries' directors, officers, employees, agents or representatives, directly or indirectly, to solicit, initiate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any recapitalization, merger, consolidation or other business combination involving Warner, or acquisition of any capital (other than upon exercise of the Options or Warrants which are outstanding as of the date hereof) or any material portion of the assets (except for acquisition of assets in the ordinary course of business consistent with past practice) of Warner and its Subsidiaries, or any combination of the foregoing (a "Competing Transaction"), or negotiate, or otherwise engage in discussions with any person (other than Galen or their respective directors, officers, employees, agents and representatives) with respect to any Competing Transaction or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Acquisition or any other transactions contemplated by this Agreement; provided, that prior to the hearing of the Petition, and having complied with Section 6.10(b) hereof, Warner may furnish information to, and negotiate or otherwise engage in discussions with, any party who initiates contact with Warner regarding a Competing Transaction if and so long as the Board of Directors of Warner determines in good faith, after being advised as to legal matters by its outside counsel and as to financial matters from its independent financial adviser, that failing to consider and cooperate with such other party regarding such Competing Transaction would be likely to constitute a breach of the fiduciary duties of the Board under applicable law.

     (b) Warner shall, and shall cause its Subsidiaries, directors, officers, employees, agents and representatives immediately to cease all existing activities, discussions and negotiations with any parties conducted heretofore with respect to any Competing Transaction. Warner agrees that neither the Board of Directors nor any committee thereof will, during the period referenced in the first sentence of Subsection (a), (A) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Galen, the Warner Board Recommendation, or (B) approve or recommend, or propose publicly to approve or recommend, any Competing Transaction, unless the Board of Directors of Warner (after being advised as referred to in Section 6.10(a) hereof) determines in good faith that failure to do so would be likely to result in breach of its fiduciary duties under applicable law. During the period referenced in the first sentence of Subsection (a), Warner shall immediately advise Galen orally (so far as is reasonably practicable) and in writing of the receipt, directly or indirectly, of any inquiries, discussions, negotiations, or proposals relating to a Competing Transaction, such advice to include the material terms and details thereof (so far as then known to Warner), provided that, for the avoidance of doubt, Warner shall not be obliged to disclose the identity of any third party involved in any such possible Competing Transaction unless and until notice is given by Warner pursuant to sub-section (d) of this Section 6.10 of an intention to take any action referred to in (A) or (B) above in connection with such Competing Proposal. Warner will keep Galen reasonably informed of the status and details (including amendments or proposed amendments)of any such inquiries, discussions, negotiations or proposals relating to a Competing Transaction.

     (c) Notwithstanding the foregoing, in the event that the Warner Board receives a proposal for a Competing Transaction that it determines in good faith is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the proposal and which would, if completed, result in a transaction (involving at least 50% of the Warner Shares in issue and/or 50% of the assets of Warner and its Subsidiaries as the case may
be) which is determined by a majority of the members of the Warner Board (being, where relevant, a majority of those members who shall be disinterested in the proposal), in good faith (after receiving advice from Warner's independent financial adviser that the proposal for a Competing Transaction is more favorable to the Warner Shareholders, from a financial point of view, than the Scheme and the Transactions), to be more favorable to Warner Shareholders than the Scheme and the Transactions (a "Superior Proposal"), the Warner Board may terminate this Agreement pursuant to Section 8.01(e)hereof and may take any of the actions described in sub-section (A) and (B) in Section 6.10(b) above in relation to the Superior Proposal and enter into a letter of intent, agreement-in-principle, acquisition agreement or other similar agreement, but in any case only after complying with the provisions of sub-section (d) below.

     (d) At such time as Warner intends to take any action as set forth in
Section 6.10(b) (A) or (B) in relation to a Superior Proposal, Warner shall provide to Galen written notice advising Galen that the Warner Board is prepared to accept a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal and confirming that such proposal is capable of creating a legally binding agreement upon Termination of this Agreement. Until the expiry of a period of five Business Days following receipt of such written notice (the "Period of First Refusal") or, if earlier, until receipt of a Refusal Notice, Warner hereby undertakes not to proceed in any way with the Superior Proposal, including taking any action as set out in clause 6.10(b)(A) or (B) above. During this period, Galen shall be able to (A) present in writing to Warner a revised proposal (capable of creating a legally binding amendment to this Agreement upon acceptance by Warner within the Period of First Refusal) to continue with the Acquisition (the "Revised Proposal") or (B) present in writing to Warner notice that Galen does not intend to revise the current proposals as set out in this Agreement in response to notice of such Superior Proposal (the "Refusal Notice"). On receipt of the Revised Proposal Warner shall procure that a meeting of the Warner Board shall consider the terms thereof. In the event that the Revised Proposal is determined by a majority of the members of the Warner Board (being, where relevant, a majority of such members who shall be disinterested in the Superior Proposal) in good faith (after receiving advice from Warner's independent financial adviser that the Revised Proposal is more favorable to Warner Shareholders, from a financial point of view, than the Superior Proposal) to be more favorable to Warner's shareholders than the Superior Proposal, taking into account all legal, financial, regulatory and other aspects of the proposal, Warner undertakes to and to procure that its subsidiaries, directors, officers, employees, agents and representatives shall cease all existing activities, discussions and negotiations with any party with respect to the Superior Proposal ) save that the provisions of this Section 6.10 shall apply ab initio in relation to any proposed amendment to such Superior Proposal). Otherwise, (x) in the event that the Revised Proposal is determined (on the same bases as stated in the previous sentence) by the Warner Board to be less favorable than the Superior Proposal, or (y) in the event that a Refusal Notice is served on Warner, or (z) on the expiry of the Period of First Refusal without service of a Revised Proposal or a Refusal Notice, Warner shall be entitled to terminate this agreement as provided by Section 6.10(c) above and to proceed with any such actions as set forth in clause 6.10(b)(A) and (B) above.

     SECTION 6.11 Termination of Scheme. Galen hereby covenants and agrees that in the event that this Agreement is terminated, Galen will provide all such reasonable cooperation to Warner in relation to any steps reasonably necessary to or appropriate in connection with the abandonment of the Scheme.

     SECTION 6.12  Additional Action.

     (a) If the Irish Takeover Panel Act, 1997 (Takeover) Rules, 1997 or any other takeover statute ("Takeover Statute") shall become applicable to the transactions contemplated hereby, Warner and Galen and the members of their respective Boards of Directors of Warner, subject to their respective fiduciary duties, shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby (which shall include the provision by Warner and its directors and officers of all suitable assistance and information which may be necessary to or reasonably requested by Galen in connection with the preparation of any offer document required to be published by the Irish Takeover Panel, which shall be given in a prompt fashion) and otherwise act to eliminate or minimize the effects of such Takeover Statute on the transactions contemplated hereby.

     (b) Galen shall ensure that Warner shall have access to sufficient funds which may be required pursuant to any rights of the holders of Warner's outstanding 12 5/8% Senior Notes due 2008 (the "Notes") triggered by the entering into by Warner of the Transactions and, to the extent required by the terms of the Notes, will, with effect from the Effective Time, comply, or cause Warner to comply, in all respects with Warner's obligations under the indenture governing the Notes.

     (c) Galen shall use its reasonable best efforts to cause the Galen ADSs to be listed for trading on Nasdaq at the Effective Time.

     (d) Prior to the Effective Time Galen shall procure the adoption of a new share option scheme for the benefit of US employees on terms mutually acceptable to it and Warner (in each case acting reasonably) which scheme shall have due regard to the requirements of both US and UK law, regulation, custom and practice.

                           ARTICLE VII -- CONDITIONS

     SECTION 7.01 Conditions. The obligations of the parties to effect the Scheme are subject to the satisfaction (or, to the extent permitted by Section
7.02 or 7.03, waiver) of each of the conditions set out in this Section 7.01 and in Sections 7.02 and 7.03 on or before the earlier of the Effective Time or 5 p.m. on December 29, 2000 (the "Outside Date").

          (a) No Injunctions or Restraints. No judgment, order, decree, statute, law, ordinance, rule or regulation entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition (collectively, "Restraints") shall be in effect or pending (i) imposing or seeking to impose material limitations on the ability of Galen to acquire or hold or to exercise full rights of ownership of any Warner Shares; (ii) imposing or seeking to impose material limitations on the ability of Galen and its Affiliates to combine, operate or control the business and assets of Warner; (iii) imposing or seeking to impose other material sanctions, damages, or liabilities directly arising out of the Transactions on Galen or Warner; (iv) requiring or seeking to require divestiture by Galen of all or any material portion of the business, assets or property of Warner; or
     (v) preventing the consummation of the Transactions.

          (b) Governmental Action. No action or proceeding shall be instituted, proposed or threatened by any Governmental Entity seeking to prevent consummation of the Acquisition, asserting the illegality of the Acquisition or this Agreement or seeking material damages directly arising out of the transactions contemplated hereby which continues to be outstanding.

          (c) Galen Shareholder Approval. The Galen Shareholder Approval shall have been obtained.

          (d) Antitrust Laws.

             (i) The waiting period applicable to the consummation of the Transactions under the HSR Act and any applicable foreign or supranational Antitrust Laws shall have expired or been terminated; and

             (ii) no action by the Department of Justice or Federal Trade Commission or any foreign or supranational agency or entity charged with enforcement of Antitrust Laws that are applicable to the transactions contemplated hereby challenging or seeking to enjoin the consummation of the Transactions shall have been instituted and be pending; and

             (iii) to the extent that the Irish Mergers, Takeovers and Monopolies (Control) Act, 1978 as amended (the "Mergers Act") is applicable, the Minister for Enterprise, Trade and Employment of Ireland shall have stated in writing, pursuant to Section 7(a) of the Mergers Act, that he/she does not intend to make an order under Section 9 of the Act in relation to the Acquisition or, in the event of the said Minister making an order under Section 9 prohibiting the implementation of the Scheme except on conditions specified in the said order, Galen in its absolute discretion having decided to accept such conditions or, in the event of no order under that section being made and the said Minster not stating in writing that he/she does not intend to make such an order, the relevant period within the meaning of Section 6 of that Act having elapsed.

          (e) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing or prohibiting the consummation of the Transactions or materially limiting or restricting Galen's conduct or operation of the business of Warner after the relevant Closing shall have been issued and be in effect, nor shall any proceeding brought by a domestic administrative agency or commission or other domestic Governmental Entity, seeking any of the foregoing be pending; nor shall any action have been taken or any statute, rule, regulation or order have been enacted, entered or enforced or be deemed applicable to the Transactions which makes the consummation of the Transactions illegal or prevents or prohibits the Transactions.

          (f) Warner Shareholder and Court Approvals.

             (i) Approval of the Scheme in substantially the form attached as Annex A by a majority in number representing three-fourths in value of the holders of Scheme Shares present and voting, either in person or by proxy, at the Court Meeting;

             (ii) the Warner EGM Resolution (as described in Section 1.01(b)) being duly passed as a special resolution at the Warner EGM;

             (iii) the Scheme in substantially the form attached as Annex A being sanctioned by the Court (without modification save as agreed by Warner and Galen) and the Capital Reduction being confirmed by the Court; and

             (iv) an official copy of the Final Court Order and the minute of the Capital Reduction of capital being duly delivered to the Registrar of Companies in Ireland for registration and such Registrar issuing a certificate of registration in relation to the Capital Reduction.

          (g) Effective Registration Statement. The Registration Statement shall and if filed, the Registration Statement on Form F-4, have been declared effective by the SEC and no stop order suspending its effectiveness shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or, to the Knowledge of Galen or Warner, threatened by the SEC, and all necessary approvals under blue sky laws relating to the issuance or trading of the Galen Shares and the Galen ADSs to be issued to the Warner Shareholders in connection with the Transactions shall have been received.

          (h) Nasdaq Listing. The Galen ADSs shall be listed for trading on Nasdaq;

          (i) UK Admission. The UKLA shall have agreed to admit the new Galen Shares to be issued pursuant to the Scheme to the Official List of the UKLA and the LSE shall have agreed to admit such shares to trading as referred to in section 1.02(c)(v), such agreements shall not have been revoked or withdrawn and, no event shall have occurred which will or may reasonably be expected to result in such agreements being revoked or withdrawn.

          SECTION 7.02 Conditions to the Obligations of Warner. The obligations of Warner to implement the Scheme are subject to the satisfaction or waiver by Warner of the following further conditions:

          (a) each of the representations and warranties of Galen contained in this Agreement shall be true, complete and correct in all material respects both when made and on and as of the Effective Time as if made at and as of the Effective Time (other than representations and warranties which address matters only as of a certain date which shall be true, complete and correct as of such certain date) and Warner shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Galen to such effect;

          (b) Galen shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time and Warner shall have received a certificate of an officer of Galen to that effect;

          (c) there shall not have occurred any change, condition, event or development that would result in a Material Adverse Effect on Galen;

          (d) Warner shall be reasonably satisfied that the Transactions will constitute a reorganization within the meaning of Section 368(a)(1)(B) of the Code and that no gain or loss will be recognized by Warner Shareholders for U.S. federal income tax purposes upon exchange of their Warner Shares as set forth herein; and

          (e) Galen, unless prevented by laws or regulations in any relevant jurisdiction, LSE, UKLA or SEC, shall have taken, all appropriate actions within their remit to appoint to the Galen Board Messrs. Boissoneault and Herendeen with effect from the Effective Time, provided that neither of these individuals nor Warner shall have taken any action or omitted to fulfill any obligation which would result in the termination of his Employment Agreement or affect the ability of his Employment Agreement to become unconditional.

          SECTION 7.03 Conditions to the Obligations of Galen. The obligations of Galen to effect the Acquisition are subject to the satisfaction or waiver by Galen of the following further conditions:

          (a) each of the representations and warranties of Warner contained in this Agreement shall be true, complete and correct in all material respects both when made and on and as of the Closing as if made at and as of the Closing (other than representations and warranties which address matters only as of a certain date which shall be true, complete and correct as of such certain date) and Galen shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Warner to such effect;

          (b) Warner shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time and Galen shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Warner to that effect;

          (c) there shall not have occurred any change, condition, event or development that would result in a Material Adverse Effect on Warner;

                ARTICLE VIII -- TERMINATION; AMENDMENTS; WAIVER

          SECTION 8.01 Termination. This Agreement may be terminated and the Scheme and the Transactions may be abandoned at any time prior to the making of the Final Court Order:

          (a) by the mutual written consent of Galen and Warner;

          (b) by Warner or Galen pursuant to the relevant provisions of this
     Section 8.01, provided, however, that neither Warner or Galen may terminate this Agreement pursuant to this Section 8.01 if such party shall have materially breached this Agreement.

          (c) by Galen or Warner if any court or other Governmental Entity shall have issued, enacted, entered, promulgated or enforced any order, judgment, decree, injunction, or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions and such order, judgment, decree, injunction, ruling or other action shall have become final and nonappealable; provided, that the party seeking to terminate the Agreement shall have used its reasonable best efforts to remove or lift such order, decree or ruling;

          (d) by Galen if the Warner Board shall have withdrawn or modified in a manner adverse to Galen, or refrained from making the Warner Board Recommendation, or shall have publicly disclosed its intention to change such recommendation, unless Warner is at such time entitled to terminate this Agreement pursuant to any of sub-sections (e),(f), or (k) of this
     Section 8.01;

          (e) by Warner, pursuant to and in accordance with Section 6.10(c) and
     (d);

          (f) by Warner in the event of any breach of the covenants and/or representations and warranties of Galen contained in this Agreement which has a Material Adverse Effect on Galen (and for this purpose a breach of representation/warranty shall be regarded as having a Material Adverse Effect on Galen if the actual state of affairs, when compared to the position as represented/warranted, amounts to a change having such a Material Adverse Effect) ;

          (g) by Warner if the Galen Shareholder Approval has not been obtained on or prior to October 31, 2000;

          (h) by Warner if the Galen Board shall have withdrawn or modified in a manner adverse to Warner, or refrained from making the Galen Board Recommendation, or shall have publicly disclosed its intention to change such recommendation, unless Galen is at such time entitled to terminate this Agreement pursuant to any of sub-sections (i), (j)or (l) of this
     Section 8.01;

          (i) by Galen in the event of any breach of the covenants and/or representations and warranties of Warner contained in this Agreement which has a material adverse effect on Warner (and for this purpose a breach of representation/warranty shall be regarded as having a Material Adverse Effect on Warner if the actual state of affairs, when compared to the position as represented/warranted, amounts to a change having such a Material Adverse Effect);

          (j) by Galen if the Warner Shareholder approval as referred to in
     Section 7.01 (f) (i) and (ii) has not occurred on or prior to October 31, 2000;

          (k) by Warner if (otherwise than as referred to in sub-section (f) of this Section 8.01), there shall have occurred a change, condition, event or development that would constitute a Material Adverse Effect on Galen;

          (l) by Galen if (otherwise than as referred to in sub-section (i) of this Section 8.01), there shall have occurred a change, condition, event or development that would constitute a Material Adverse Effect on Warner; and

          (m) by Warner if CSFB shall have withdrawn its written fairness opinion referred to in Section 1.01(d) hereof.

In the event that the Scheme does not become effective as a result of a failure of any of the conditions set forth in Article VII hereof to be satisfied or (where applicable) waived, within the time provided by Article VII, this Agreement shall terminate automatically. For the avoidance of doubt, if this Agreement terminates pursuant to this provision due to non-satisfaction or (where applicable) waiver of the Galen Shareholder approval condition set forth in Section 7.01(c) (unless Galen is at the time entitled to terminate this Agreement pursuant to any of sub-sections 8.01(i) or (l)), or the Warner Shareholder approval conditions set forth in Section 7.01(f)(i) and (ii) (unless Warner is at the time entitled to terminate this Agreement pursuant to sub-section 8.01(f) or (k)), such termination shall be treated in the same manner as if notice of termination had been given pursuant to Section 8.01(g) or
(j), as the case may be and the corresponding provisions of Section 8.02(c) or, as the case may be, (e) shall apply accordingly.

     SECTION 8.02  Effect of Termination; Fees and Expenses.

     (a) In the event of the termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void and have no effect without any liability on the part of any party or its directors, officers or shareholders, other than as provided by this Section 8.02 and Sections 6.06, 8.03 and 8.04 and Articles IX and X, which shall survive any such termination. In the event of such termination, the provisions of this Section 8.02 shall constitute the sole and exclusive remedies of the parties, provided always that nothing contained in this Section 8.02 shall relieve any party from liability for any breach of this Agreement or the Confidentiality Agreement. Following such termination the sole remedy for breach of this Agreement (other than Section 6.06) shall lie in damages, provided that if it shall be judicially determined that termination of this Agreement was caused by an intentional breach of this Agreement, then in addition to damages for such breach, the party so found to have intentionally breached this Agreement shall indemnify and hold harmless the other party for its respective costs, fees and expenses of its counsel, accountants, financial advisers and other experts and advisers incident to negotiation and preparation of this Agreement.

     (b) The prevailing party in any legal action undertaken to enforce this Agreement or any provision hereof shall be entitled to recover from the other party the costs and expenses (including attorneys' and expert witness fees) incurred in connection with such action.

     (c) Notwithstanding any provision in this Agreement to the contrary, if this Agreement terminates pursuant to Section 8.01(d), (e), or (unless Warner is at the time entitled to terminate this Agreement pursuant to sub-section (f) or
(k) of Section 8.01) (m), Warner shall pay to Galen on demand a sum equivalent to the reasonable and documented costs and expenses incurred by Galen in connection with this Agreement and all matters provided for or referred to herein, including but not limited to the fees and expenses of its lawyers and merchant banking advisors and any value added tax or similar tax on any such costs and expenses (which shall include any fees payable in respect of the facility arrangement put in place by Galen prior to the date of this Agreement pursuant to its obligations under section 6.13(c) of this Agreement), provided that the aggregate amount payable pursuant to this Section 8.02(c) shall not exceed US$4.25 million. The provisions of this sub-section (c) shall also apply if this Agreement terminates pursuant to Section 8.01(j) (unless, the average of the closing middle market prices for one Galen Share as reflected by the London Stock Exchange Daily Official List for the three Business Days prior to the date of the Court Meeting and the Warner EGM (or the later of the two if different) is less than or equal to 75% of the average of such closing middle market prices for the 3 Business Days ended May 3, 2000).

     (d) Notwithstanding any other provision in this Agreement to the contrary, if this Agreement is terminated by Warner or Galen (as the case may be) pursuant to Section 8.01(d), (e) or (unless Warner is at the time entitled to terminate this Agreement pursuant to sub-section (f) or (k) of Section 8.01) (m), Warner shall pay to Galen the sum of US$4.25 million (the "Termination Fee") in cash, such payment to be made promptly, but in no event later than the fifth Business Day following any such termination; provided, however, that any amount payable under this Section 8.02(d) shall be reduced by the aggregate amount required to be paid by Warner pursuant to Section 8.02(c) above.

     (e) (i) Notwithstanding any provision in this Agreement to the contrary, if this Agreement terminates pursuant to Section 8.01(g) or (h) (unless Galen is at the time entitled to terminate this Agreement pursuant to sub-section (i) or (l) of Section 8.01), Galen shall pay to Warner on demand a sum equivalent to the reasonable and documented costs and expenses incurred by Warner in connection with this Agreement and all matters provided for or referred to herein, including but not limited to the fees and expenses of its lawyers and merchant banking advisors and any value added tax or similar tax on any such costs and expenses, provided that the aggregate amount payable pursuant to this Section 8.02(e) shall not exceed US$4.25 million.

      (ii) In addition, if this Agreement terminates pursuant to Section 8.01(h) (except as referred to in Section 8.02 (e)(i)) then Galen shall pay to Warner such additional amount if any as, when added to the sum referred to in Section 8.02(e)(i) shall be equal to the Termination Fee.

     (f) If both parties are entitled to terminate this Agreement in accordance with Section 8.01(g) or (j) (as applicable) then, notwithstanding any provision of this Section 8.02, neither party will be obligated to pay any of the expenses of the other party or the Termination Fee.

     (g) The parties acknowledge that the agreements contained in Sections 8.02(c), (d) and (e) hereof are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Galen, on the one hand, and Warner, on the other, would not enter into this Agreement. Accordingly, if a party fails promptly to pay the amounts due pursuant to this
Section 8.02, (i) the party failing so to pay shall pay interest on such amounts at the prime rate announced by the Chase Manhattan Bank, in effect on the date the Termination Fee (or fees and expenses) were due to be paid in accordance with this Agreement, and (ii) if in order to obtain such payment a party commences a suit or takes other action which results in a judgment or other binding determination against such party for the fees and expenses in Sections 8.02(c) or 8.02(e) hereof or the Termination Fee, the non-paying party shall also pay to the party entitled to receive payment thereunder (as the case may be) its costs and expenses (including reasonable attorneys' fees) in connection with such suit, together with interest payable under the preceding clause (i).

     SECTION 8.03 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

     SECTION 8.04 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein by any other party or in any document, certificate or writing delivered pursuant hereto by any other party or (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                          ARTICLE IX -- MISCELLANEOUS

     SECTION 9.01 Non-Survival of Representations and Warranties. The representations and warranties made in this Agreement, or past breaches thereof, shall not survive beyond the Effective Time. Notwithstanding the foregoing, the covenants set forth herein shall survive the Effective Time indefinitely (except to the extent a shorter period of time is explicitly specified therein).

     SECTION 9.02  Entire Agreement; Assignment.

     (a) This Agreement (including the documents and the instruments referred to herein) and the confidentiality agreements entered into by the parties prior to the date of this Agreement, constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

     (b) Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     SECTION 9.03 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

     SECTION 9.04 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier or facsimile to the respective parties as follows:

          If to Galen:        Galen Holdings Plc
                              Seagoe Industrial Estate
                              Craigavon
                              Northern Ireland
                              BT63 5UA
          Attention:          Company Secretary
          Fax:                00 44 1762-331-500
          with copies to:     Ashurst Morris Crisp
                              Broadwalk House
                              5 Appold Street
                              London EC2A 2HA
          Attention:          Steven Fox
          Fax:                00 44-207-972-7990 and:
                              99 Bishopsgate
                              London EC2M 3XF
          Attention:          Mark Stegemoeller
          Fax:                00 44-207-374-4460
          If to Warner:       Warner Chilcott, PLC
                              Rockaway
                              NJ 07868
                              USA
          Attention:          General Counsel
          Fax:                001-973-442-3316 with a
                              copy to:
                              153 East 53rd Street
                              New York
                              NY 10022-4675
          Attention:          Frederick Tanne
          Fax:                001-212-446-4900 and
                              10 Norwich Street
                              London EC4A 1BD
          Attention:          Mary Leth
          Fax:                00 44-207-831-9607

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

     SECTION 9.05 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof or otherwise.

     SECTION 9.06 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 9.07 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     SECTION 9.08 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except with respect to Sections 6.06 and 6.07 nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.09 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                            ARTICLE X -- DEFINITIONS

     SECTION 10.01 Certain Definitions. As used in this Agreement unless the context requires otherwise:

          "ADRs" shall mean American Depositary Receipts.

          "Affiliate", as applied to any person, shall mean any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities, by contract or otherwise.

          "Acquisition" has the meaning given thereto in the preamble hereof.

          "Agreement" has the meaning given thereto in the preamble hereof.

          "Amendments" has the meaning given thereto in the preamble hereof.

          "Antitrust Laws" has the meaning given thereto in Section 6.05(b) hereof.

          "Business Day" means any day other than a Saturday, Sunday or public holiday in New York or the United Kingdom.

          "Capital Reduction" has the meaning given thereto in Section 1.01(b).

          "Code" has the meaning given thereto in the preamble hereof.

          "Competing Transaction" has the meaning given thereto in Section 6.10(a) hereof.

          "Confidentiality Agreement" has the meaning given thereto in Section 9.02(a) hereof.

          "Court" has the meaning given thereto in the preamble hereof.

          "Court Meeting" has the meaning given thereto in Section 1.01(b) hereof.

          "CSFB" has the meaning given thereto in Section 1.01(d) hereof.

          "Depositary" has the meaning given thereto in the preamble hereof.

          "Effective Date" has the meaning given thereto in the Scheme.

          "Effective Time" has the meaning given thereto in the Scheme.

          "Employee Arrangements" has the meaning given thereto in Section 6.07 hereof.

          "Employment Agreements" means employment agreements and option rollover agreements between Galen or one of its Subsidiaries and each of
     (i) Roger M. Boissonneault and (ii) Paul Herendeen, together with a severance agreement between Mr Andress and Warner or one of its subsidiaries in respect of Mr Andress's current employment contract with Warner;

          "Environmental Laws" has the meaning given thereto in Section 4.15 hereof.

          "ERISA" has the meaning given thereto in Section 4.12(a) hereof.

          "ERISA Affiliate" has the meaning given thereto in Section 4.12(d) hereof.

          "Exchange Act" has the meaning given thereto in Section 1.02(b) hereof.

          "FDA" has the meaning given thereto in Section 4.21 hereof.

          "Final Court Order" has the meaning given thereto in Section 1.01(e) hereof.

          "Galen" has the meaning given thereto in the preamble hereof.

          "Galen ADSs" has the meaning given thereto in the preamble hereof.

          "Galen Board" has the meaning given thereto in Section 1.02(e) hereof.

          "Galen Board Recommendation" has the meaning given thereto in Section 1.02(d) hereof.

          "Galen Disclosure Letter" has the meaning given thereto in Article V hereof.

          "Galen Leases" has the meaning given thereto in Section 5.18(b) hereof.

          "Galen Material Contracts" has the meaning given thereto in Section
     5.19 hereof.

          "Galen Meeting" has the meaning given thereto in Section 1.02(c) hereof.

          "Galen Memorandum and Articles" has the meaning given thereto in
     Section 5.01(a) hereof.

          "Galen Owned Property" has the meaning given thereto in Section 5.18(a) hereof.

          "Galen Permits" has the meaning given thereto in Section 5.08 hereof.

          "Galen Public Documents" has the meaning given thereto in Section 5.05 hereof.

          "Galen Representatives" has the meaning given thereto in Section 6.03 hereof.

          "Galen Shareholders" has the meaning given thereto in Section 1.02(c) hereof.

          "Galen Shares" has the meaning given thereto in the preamble hereof.

          "Galen Shareholder Agreement" has the meaning given thereto in the preamble hereof.

          "Galen Shareholder Approval" has the meaning given thereto in Section 1.02(c) hereof.

          "Galen Stock Plans" has the meaning given thereto in Section 5.02(a) hereof.

          "Governmental Entity" has the meaning given thereto in Section 4.04 hereof.

          "HSR Act" has the meaning given thereto in Section 4.04 hereof.

          "Indemnified Parties" has the meaning given thereto in Section 6.08(a) hereof.

          "Intellectual Property Rights" has the meaning given thereto in
     Section 4.14 hereof.

          "Ireland" unless preceded by the word "Northern" means the Republic of Ireland and "Irish" shall be construed accordingly.

          "Irish Companies Act" has the meaning given thereto in the preamble hereof.

          "Irish Law" has the meaning given thereto in the preamble hereof.

          "IRS" means the US Internal Revenue Service.

          "ISE" means the Irish Stock Exchange.

          "Knowledge of Galen" has the meaning given thereto in Section 5.08 hereof.

          "Knowledge of Warner" has the meaning given thereto in Section 4.08 hereof.

          "Laws" has the meaning given thereto in Section 4.21 hereof.

          "Liens" means liens, security interests, options, rights of first refusal, easements, mortgages, charges, pledges, deeds of trust, rights-of-way, restrictions, encroachments, licenses, leases, permits, security agreements, or any other encumbrances, restrictions or limitations on the use of real or personal property, whether or not they constitute specific or floating charges.

          "Listing Particulars" has the meaning given thereto in Section 1.02(c) hereof.

          "Listing Rules" has the meaning given thereto in Section 1.02(c) hereof.

          "LSE" has the meaning given thereto in Section 1.01(a) hereof.

          "Material Adverse Effect" has the meaning given thereto in Section 4.01(a) hereof.

          "Material Agreement" has the meaning given thereto in Section 4.03(b) hereof.

          "Mergers Act" has the meaning given thereto in Section 7.01(d) hereof.

          "Nasdaq" has the meaning given thereto in Section 1.01(a) hereof.

          "Notes" has the meaning given thereto in Section 6.12(c).

          "Option" has the meaning given thereto in Section 3.01 hereof.

          "Outside Date" has the meaning given thereto in Section 7.01.

          "Pension Plan" has the meaning given thereto in Section 4.12(d) hereof.

          "Period of First Refusal" has the meaning given thereto in Section 6.10(d).

          "Permits" has the meaning given thereto in Section 4.08 hereof.

          "Permitted Liens" has the meaning given thereto in Section 4.19(a) hereof.

          "Per Share Consideration" has the meaning given thereto in the preamble hereof.

          "Person" or "person" shall include individuals, corporations, partnerships, trusts, other entities and groups (which term shall include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act ).

          "Petition" has the meaning given thereto in Section 1.01(e) hereof.

          "Proxy Statement" has the meaning given thereto in Section 1.01 (b) hereof.

          "PS/P" has the meaning given thereto in Section 1.01(g) hereof.

          "Refusal Notice" has the meaning given thereto in Section 6.10(d).

          "Registration Statement" has the meaning given thereto in Section 1.02(b) hereof.

          "Restraints" has the meaning given thereto in Section 7.01(a) hereof.

          "Scheme" has the meaning given thereto in the preamble hereof.

          "Scheme Shareholders" shall mean the registered holders of the Scheme Shares as at the Scheme Record Time (and in relation to any time after the Effective Time, the persons who were the registered holders of the Scheme Shares as at such time, notwithstanding the cancellation of the Scheme Shares).

          "Scheme Shares" has the meaning given thereto in the Scheme.

          "SEC" has the meaning given thereto in Section 1.01(a) hereof.

          "Section 201" has the meaning given thereto in Section 1.01(e) hereof.

          "Securities Act" shall mean the U.S. Securities Act of 1933.

          "State and Foreign Approvals" has the meaning given thereto in Section
     4.04 hereof.

          "Subsidiary" or "Subsidiaries" has the meaning given thereto in
     Section 4.01 hereof.

          "Substitute Option" has the meaning given thereto in Section 3.01 hereof.

          "Superior Proposal" has the meaning given thereto in Section 6.10(c).

          "Takeover Statute" has the meaning given thereto in Section 6.12(a).

          "Taxes" mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest penalty, or addition thereto, whether disputed or not.

          "Tax Return" has the meaning given thereto in Section 4.09 hereof.

          "Termination Fee" has the meaning given thereto in Section 8.02(d) hereof.

          "Transactions" has the meaning given thereto in the preamble hereof.

          "U.K. GAAP" has the meaning given thereto in Section 5.05 hereof.

          "U.K. Listing Authority" or "UKLA" has the meaning given thereto in
     Section 1.02(c) hereof.

          "U.S. GAAP" has the meaning given thereto in Section 4.05 hereof.

          "Warrants" means the warrants to buy Warner Shares listed in Section 4.02(a) of the Warner Disclosure Letter.

          "Warner" has the meaning given thereto in the preamble hereof.

          "Warner ADSs" has the meaning given thereto in the preamble hereof.

          "Warner Board" has the meaning given thereto in Section 1.01(d) hereof.

          "Warner Board Recommendation" has the meaning given thereto in Section 1.01(d) hereof.

          "Warner Deferred Shares" has the meaning given thereto in Section 4.02(a) hereof.

          "Warner Disclosure Letter" has the meaning given thereto in Article IV hereof.

          "Warner EGM" has the meaning given thereto in Section 1.01(b) hereof.

          "Warner EGM Resolution" has the meaning given thereto in Section 1.01(b) hereof.

          "Warner Ex-U.S. Pension Plan" has the meaning given thereto in Section 4.12(e) hereof.

          "Warner Leased Property" has the meaning given thereto in Section 4.19(b) hereof.

          "Warner Leases" has the meaning given thereto in Section 4.19(b) hereof.

          "Warner Material Contracts" has the meaning given thereto in Section
     4.20 hereof.

          "Warner Memorandum and Articles" has the meaning given thereto in
     Section 4.01(a) hereof.

          "Warner Multiemployer Plan" has the meaning given thereto in Section 4.12(d) hereof.

          "Warner Option Plan" has the meaning given thereto in Section 4.02(a) hereof.

          "Warner Owned Property" has the meaning given thereto in Section 4.19(a) hereof.

          "Warner Permits" has the meaning given thereto in Section 4.08 hereof.

          "Warner Plan" has the meaning given thereto in Section 4.12(d) hereof.

          "Warner Real Property" has the meaning given thereto in Section 4.19(b) hereof.

          "Warner Representatives" has the meaning given thereto in Section 6.03(a) hereof.

          "Warner SEC Documents" has the meaning given thereto in Section 4.05 hereof.

          "Warner Shareholders" means holders of Warner Shares.

          "Warner Shares" has the meaning given thereto in the preamble hereof.

          "Warner Stock Options" has the meaning given thereto in Section 4.02 hereof.

          "Welfare Plans" has the meaning given thereto in Section 4.12(d) hereof.

          "Wholly-owned Subsidiary" has the meaning given thereto in Section 4.01(a) hereof.

          "Worker Safety Laws" has the meaning given thereto in Section 4.15 hereof.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officer thereunto duly authorized, all as of the day and year first above written.

                                          GALEN HOLDINGS, PLC

                                          By: /s/ JOHN KING
                                            ------------------------------------
                                            Name: Dr. John King
                                            Title: CEO

                                          WARNER PUBLIC LIMITED COMPANY

                                          By: /s/ ROGER M. BOISSONNEAULT
                                            ------------------------------------
                                            Name: Roger M. Boissonneault
                                            Title: COO

                                                                         ANNEX B

                                 THE HIGH COURT

                                                               2000 NO.      COS

            IN THE MATTER OF WARNER CHILCOTT PUBLIC LIMITED COMPANY

                                      AND

                    IN THE MATTER OF THE COMPANIES ACT, 1963

                            ------------------------

                             SCHEME OF ARRANGEMENT
                 (UNDER SECTION 201 OF THE COMPANIES ACT, 1963)

                                    BETWEEN

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                                      AND

                     THE HOLDERS OF WARNER ORDINARY SHARES
                 (OTHER THAN GALEN-HELD WARNER ORDINARY SHARES)
                           AND WARNER DEFERRED SHARES
                         (EACH AS HEREINAFTER DEFINED)

                                  PRELIMINARY

     In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

"business day"                   a day (other than a Saturday or Sunday) on
                                 which banks are open for business in Dublin, London and New York;

"Court"                          the High Court of Ireland;

"Court Meeting"                  the meeting of holders of Warner Ordinary
                                 Shares (other than holders of Galen-held Warner
                                 Ordinary Shares) convened by direction of the Court pursuant to section 201 of the Companies
                                 Act, 1963, including any adjournment thereof;

"Effective Date"                 the date on which the Scheme becomes effective
                                 in accordance with its terms;

"Effective Time"                 the time on the Effective Date at which the
                                 Scheme becomes effective in accordance with its terms;

"Galen" Galen Holdings Public Limited Company, a public limited company incorporated in Northern Ireland on 23 August 1991 under the Companies (Northern Ireland) Order 1986 (as amended), with registered number 25836;

"Galen Shares"                   ordinary shares of 10p each in the capital of
                                 Galen;

"Galen-held Warner Shares"       Warner Ordinary Shares held by or on behalf of
                                 Galen or any subsidiary undertaking of Galen;

"Hearing Date"                   the date on which the Order is made;

"holder" a registered holder and includes any person(s) entitled by transmission;

"Ireland"                        the Republic of Ireland;

"New Galen Shares"               the meaning given to that expression in Clause
                                 2(A);

"New Warner Shares"              the meaning given to that expression in Clause
                                 1(B)(i);

"Order" the order of the Court sanctioning the Scheme under section 201 of the Companies Act, 1963;

"Per Share Consideration"        the meaning given to that expression in Clause
                                 2(A);

"Relevant Holders"               holders of Scheme Shares whose names appear in
                                 the register of members of Warner at the Scheme
                                 Record Time;

"Scheme" this scheme in its present form or with or subject to any modification, addition or condition approved or imposed by the Court;

"Scheme Deferred Share"          Warner Deferred Shares which constitute Scheme
                                 Shares;

"Scheme Ordinary Shares"         Warner Ordinary Shares which constitute Scheme
                                 Shares;

"Scheme Record Time"             5.00 p.m. on the business day immediately
                                 preceding the Effective Date;

"Scheme Shares"                  (i) the Warner Ordinary Shares (excluding any
                                     Galen-held Warner Ordinary Shares) and the
                                     Warner Deferred Shares in issue at the date of this document; and

                                 (ii) any Warner Ordinary Shares (excluding any
                                      Galen-held Warner Ordinary Shares) issued after the date of this document and prior to the commencement of the Court Meeting or issued after the commencement of the Court Meeting and prior to 5.00 p.m. on the day before the Hearing Date on terms that the original or any subsequent holder thereof shall be bound by the Scheme;

"subsidiary undertaking"         a subsidiary undertaking as that term is
                                 defined in Regulation 4 of the European
                                 Communities (Companies: Group Accounts)
                                 Regulations, 1992;

"United Kingdom"                 the United Kingdom of Great Britain and
                                 Northern Ireland;

"United States"                  the United States of America;

"Warner" Warner Chilcott Public Limited Company, a public limited company incorporated in the Republic of Ireland on 7 July 1992 under the Companies Acts, 1963 to 1990, with registered number 191050;

"Warner Deferred Shares"         deferred shares of IR(pound sterling)1 each in
                                 the capital of Warner;

"Warner Ordinary Shares"         ordinary shares of $0.05 each in the capital of
                                 Warner;

"$"                              United States dollars;

"(pound sterling)" and "p"       pounds and pence sterling;

"IR(pound sterling)" and "IR"    Irish pounds and pence.

     (D) The authorized share capital of Warner is US$2,500,000 and IR(pound sterling)30,000 divided into 50,000,000 Warner Ordinary Shares and 30,000 Warner
Deferred Shares of which as at close of business on      2000 (the last
practicable date before publication of this document)      Warner Ordinary
Shares and 30,000 Warner Deferred Shares were in issue and were fully paid or credited as fully paid and the remainder of the Warner Ordinary Shares were unissued.

     (C) The authorized share capital of Galen is (pound sterling)17,000,000 divided into 170,000,000 Galen Shares of which as at close of business on
2000 (the last practicable date before publication of this document)      Galen
Shares were in issue and were fully paid or credited as fully paid and the remainder of the Galen Shares were unissued.

     (D) Galen holds one Warner Ordinary Share and no Warner Deferred Shares.

     (E) The holders of the 30,000 issued Warner Deferred Shares have agreed to be bound by the Scheme.

     (F) James Andress, Roger M. Boissonneault and Paul Herendeen (the "Excluded Officers"), being officers of Warner, have beneficial interests in 132,500, 124,500 and 122,500 Warner Ordinary Shares respectively; and each of the Excluded Officers has agreed to procure that the voting rights attaching to the Warner Ordinary Shares in which he has an interest will not be exercised at the Court Meeting and that such shares shall not be represented at that meeting and has further agreed in respect of those shares that, subject to the Scheme becoming effective as described in Clause 5(A), he will be bound by the Scheme and he will execute and do or procure to be executed and done all such documents, acts and things as may be necessary to be executed or done by him for the purpose of giving effect to the Scheme.

     (G) Galen has agreed to appear by Counsel on the hearing of the petition to sanction the Scheme and to undertake to the Court that, subject to the Scheme having become effective, it will be bound thereby and will execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to the Scheme.

THE SCHEME

     1. Cancellation of Scheme Shares

          (A) At the Effective Time, the share capital of Warner shall be reduced by the cancelation and extinguishment of the Scheme Shares.

          (B) Forthwith and contingently upon the reduction of capital referred to in Clause 1(A) taking effect:

             (i) the share capital of Warner shall be increased to its former amount by the creation of such number of new Warner Ordinary Shares and new Warner Deferred Shares (collectively "New Warner Shares") as shall equal the number of Scheme Ordinary Shares and Scheme Deferred Shares respectively, such New Warner Shares to confer the same respective rights and be subject to the same respective restrictions as the Scheme Shares of the same class; and

             (ii) Warner shall apply the reserves arising as a result of the cancelation of the Scheme Ordinary Shares and the Scheme Deferred Shares in paying up in full at par the new Warner Ordinary Shares and the new Warner Deferred Shares respectively which are referred to in Clause 1(b)(i) above and which shall be allotted and issued credited as fully paid to Galen and/or its nominee(s).

     2. Consideration for the cancelation of Scheme Shares

          (A) In consideration for the cancelation of the Scheme Shares and the issue to Galen of the new Warner Shares, Galen shall allot and issue new Galen Shares credited as fully paid ("New Galen Shares") to and amongst the Relevant Holders of Scheme Shares on the following basis:

             (i) for each Scheme Ordinary Share, 2.5 New Galen Shares (the "Per Share Consideration");

     provided that no fractional New Galen Shares shall be issued to any such Relevant Holder of Scheme Ordinary Shares and if but for this provision any such Relevant Holder would be entitled to a fractional New Galen Share such fractional entitlement shall be rounded down to a whole share which shall be allotted and issued to such Relevant Holder; and

             (ii) for all the Scheme Deferred Shares, one New Galen Share which shall be allotted and issued to the holders of the Scheme Deferred Shares jointly;

          (B) If, between 4 May 2000 and the Effective Time, Galen Shares shall be changed into a different number of shares or a different class of shares by reason of any reclassification, consolidation, subdivision or cancelation or if a capitalization issue of shares to the holders of Galen Shares shall be declared with a record date within such period (in any such case a "Galen Share Adjustment"), then the Per Share Consideration shall be adjusted appropriately so as to maintain the respective proportional interests of holders of Scheme Ordinary Shares in the outstanding Galen Shares in effect immediately prior to the Galen Share Adjustment.

          (C) If, between 4 May 2000 and the Effective Time, the Warner Ordinary Shares shall be changed into a different number of shares or a different class of shares by reason of any reclassification, consolidation, subdivision or cancelation (other than the cancelation contemplated by Clause 1) or if a capitalization issue of shares to the holders of Warner Ordinary Shares (other than the issue of New Warner Shares contemplated by Clause 1(B)(ii)) shall be declared with a record date within such period (in any such case a "Warner Share Adjustment"), then the Per Share Consideration shall be adjusted appropriately so as to maintain the proportional interests of holders of Scheme Ordinary Shares in the outstanding Galen Shares in effect immediately prior to the Warner Share Adjustment.

     3. Allotment and issue of New Galen Shares

          (A) The New Galen Shares shall rank pari passu with all other Galen Shares in issue on the Effective Date and shall rank for all dividends or distributions made, paid or declared thereon by reference to a record date following the Effective Date.

          (B) Immediately after the Scheme becomes effective, Galen shall make all such allotments of and shall issue such New Galen Shares as are required to be issued by it to give effect to the Scheme to the persons respectively entitled thereto. The New Galen Shares to which the Relevant Holders are entitled shall be issued in certificated form and, provided that such shares are still held in certificated form immediately prior to the dispatch of such certificates, share certificates for those shares shall be dispatched, shall be within 14 days of the Effective Date.

          (C) All deliveries of notices and documents of title required to be made by the Scheme shall be effected by posting the same in pre-paid envelopes addressed to the persons respectively entitled thereto at their respective addresses as appearing in the relevant register of members (or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the said register of members in respect of the joint holding) immediately prior to the date of their dispatch or to such other addresses (if any) as such persons may respectively direct in writing.

          (D) Neither Warner nor Galen shall be responsible for any loss or delay in the transmission of the documents of title posted in accordance with Clause 3(C) which shall be posted at the risk of the addressee.

          (E) Prior to the issue of share certificates representing New Galen Shares to Relevant Holders pursuant to Clause 3(B), such Relevant Holders wishing to register transfers of the New Galen Shares issued to them pursuant to the Scheme will be required to produce their existing certificates representing Scheme Shares to Galen's registrar. After the issue of such certificates representing New Galen Shares, every Relevant Holder who has not already produced his or her existing certificates to Galen's registrar shall be bound on the request of Warner to deliver up to Warner, or to any person appointed by Warner to receive the same, the existing certificate(s) for his or her Scheme Shares, which will have ceased to be of value, for cancelation.

          (F) All New Galen Shares issued upon cancelation of the Scheme Shares in accordance with Clause 2 shall be deemed to have been issued in full satisfaction of all rights pertaining to such Scheme Shares.

          (G) Neither Galen nor Warner shall be liable to any Relevant Holder for any New Galen Shares or cash delivered to a public official in compliance with any law permitting attachment of money or property or similar law.

     4. Payment mandates

          Each mandate in force at the Effective Time relating to the payment of dividends on any Scheme Shares and other instructions given to Warner by holders of Warner Ordinary Shares shall, unless and until revoked, be deemed as from the Effective Time to be an effective mandate or instruction to Galen in relation to the corresponding of New Galen Shares to be allotted and issued pursuant to the Scheme.

     5. Operation of the Scheme

          (A) The Scheme shall become effective as soon as an office copy of the Order shall have been duly delivered by Warner to the Registrar of Companies in Ireland for registration and an office copy of the order of the Court under section 74 of the Companies Act, 1963 confirming the reduction of capital provided for by the Scheme and a copy of the minute required by section 75 of that Act shall have been duly delivered by Warner to the Registrar of Companies for registration and registered by him.

          (B) Unless the Scheme shall become effective on or before 29 December 2000 or such later date, if any, as Warner and Galen may agree and the Court may allow, the Scheme shall never become effective.

          (C) Warner and Galen may but neither shall be required to consent jointly on behalf of all persons concerned to any modification of or addition to the Scheme or to any condition which the Court may approve or impose.

     6. Costs

          Warner is authorized and permitted to pay all of its costs and expenses relating to the negotiation, preparation and implementation of the Scheme.

          , 2000.

                                    ANNEX C

                     OPINION OF CREDIT SUISSE FIRST BOSTON

                                                                     May 3, 2000

Board of Directors
Warner Chilcott Public Limited Company
Lincoln House, Lincoln Place
Dublin 2, Ireland

Gentlemen:

     You have asked us to advise you with respect to the fairness to the holders of the outstanding ordinary shares of US$0.05 each in the share capital (the "Company Ordinary Shares") of Warner Chilcott Public Limited Company, a Republic of Ireland public limited company (the "Company"), including those Company Ordinary Shares represented by American Depositary Shares of the Company ("Company ADSs"), from a financial point of view, of the consideration to be received by such holders pursuant to the scheme of arrangement (the "Scheme") under Section 201 of the Companies Act, 1963, of Ireland, contemplated by the terms of the Transaction Agreement (draft provided to us by the Company on May 2, 2000, the "Transaction Agreement"), to be entered into between the Company and Galen Holdings, PLC, a Northern Ireland public limited company (the "Acquiror").

     Upon the terms and subject to the conditions set forth in the Transaction Agreement and subject to the terms and conditions thereof, pursuant to the Scheme each Company Ordinary Share, including Company Ordinary Shares represented by Company ADSs, in issue at the date fixed by the Scheme for such purpose, excluding any Company Ordinary Shares held by or on behalf of the Acquiror, will be canceled in consideration for new ordinary shares of 10p in the capital of the Acquiror (the "Acquiror Ordinary Shares"), and the Company will become a wholly owned subsidiary of the Acquiror. Under the terms of the Scheme, holders of Company Ordinary Shares will receive 2.50 Acquiror Ordinary Shares for each Company Ordinary Share, and holders of Company ADSs will receive
2.50 American Depository Shares (the "Acquiror ADSs") representing 2.50 Acquiror Ordinary Shares for each Company ADS, subject to adjustment as provided by the Scheme (such 2.50-for-one exchange ratios offered in the foregoing clause are referred to herein collectively, as the "Exchange Ratio"). We understand that the Scheme is subject to approval by the holders of Company Ordinary Shares at a meeting to be held pursuant to an order of the High Court of Ireland (the "Court"). We also understand that the Scheme is also subject to being sanctioned by the Court and other conditions set forth in more detail in the Transaction Agreement.

     In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to the Company and the Acquiror, as well as the Transaction Agreement and we have assumed that the definitive, executed agreement will not vary in any material respect from the Transaction Agreement. We have also reviewed certain other information, including financial forecasts, provided to us by the Company and the Acquiror, and have met with the Company's and the Acquiror's management to discuss the business and prospects of the Company and the Acquiror.

     We have also considered certain financial and stock market data of the Company and the Acquiror, and we have compared those data with similar data for other publicly held companies in businesses similar to the Company and the Acquiror, and we have considered the financial terms of certain other business combinations and other transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

     In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's and the Acquiror's management as to the future financial performance of the Company and the Acquiror. You also have informed us, and we have assumed, that the Scheme will be treated as a tax-free reorganization for federal income tax purposes. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Acquiror, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We are not expressing any opinion as to the actual value of the Acquiror Ordinary Shares or the Acquiror ADSs when issued to the holders of Company Ordinary Shares and Company ADSs, as the case may be, pursuant to the Scheme or the prices at which such Acquiror Ordinary Shares or Acquiror ADSs will trade subsequent to the issuance thereof pursuant to the Scheme. We were not requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company.

     We have acted as financial advisor to the Board of Directors in connection with the Scheme and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Scheme. In the past, we have performed certain investment banking services for the Company and have received customary fees for such services. In the ordinary course of our business, we and our affiliates may actively trade the debt and equity securities of both the Company and the Acquiror for our and such affiliates' own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     It is understood that this letter is for the information of the Board of Directors in connection with its consideration of the transactions contemplated by the Transaction Agreement, including the Scheme, and does not constitute a recommendation to any holder of Company Ordinary Shares or Company ADSs as to whether or not such holder should vote to approve the Scheme or otherwise.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio to be offered to the holders of Company Ordinary Shares and Company ADSs (other than the Acquiror and its affiliates), pursuant to the Scheme is fair to such holders from a financial point of view.

                                      Sincerely,

                                      CREDIT SUISSE FIRST BOSTON CORPORATION

                                                                    [PROXY CARD]

                                 THE HIGH COURT
                                          2000 NO.________

           IN THE MATTER OF WARNER CHILCOTT PLC AND IN THE MATTER OF
                            THE COMPANIES ACT, 1963

     FORM OF PROXY FOR VOTING AT THE MEETING OF HOLDERS OF ORDINARY SHARES IN WARNER CHILCOTT PLC

     THIS FORM OF PROXY IS BEING FURNISHED IN ACCORDANCE WITH THE DIRECTIONS OF THE HIGH COURT

I/We*
----------------------------------------------------------------

of*
-------------------------------------------------------------------

being a holder(s) of ordinary shares in the Warner Chilcott PLC appoint the chairman of the meeting+

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

as my/our proxy to vote on my/our behalf at the meeting of holders of ordinary
shares convened by the Court to be held on            , 2000 and at any
adjournment thereof for the purpose of considering and, if thought fit, approving (with or without modification) a proposed Scheme of Arrangement to effect the transaction of the Company with Galen Holdings PLC, a copy of which is sent with the notice convening the meeting and is described in the Company's
proxy statement dated            , 2000.

    I/We instruct my/our proxy to vote on the resolution to approve the Scheme of Arrangement as indicated below:

For                    Against  Abstain
[ ]                    [ ]      [ ]
(Please tick the appropriate box)

    Unless otherwise instructed, the proxy will vote or abstain as he or she thinks fit. IF THE CHAIRMAN OF THE MEETING IS APPOINTED PROXY AND IS NOT OTHERWISE INSTRUCTED, THE CHAIRMAN IS LIKELY TO VOTE IN FAVOR OF THE RESOLUTION.

------------------------------------------------------------------
Please sign here

------------------------------------------------------------------  /2000
Date
---------------
*  Insert your full name(s) and address in block capitals.

+ If you wish to appoint as your proxy a person other than the chairman of the meeting, strike out the reference to the chairman of the meeting, and insert the name and address of that other person.

(1) A holder of ordinary shares is entitled to appoint a proxy to attend, speak and vote at the meeting instead of that holder. A proxy need not be a shareholder of the Company. Completion and return of this form will not preclude you from attending and voting at the meeting in person.

(2) This form must be signed by the appointer or his/her attorney duly authorized in writing or, if the appointer is a corporation, the form must be executed under its common seal or be signed by a duly authorized officer.

(3) To be valid, this form (together with the authority, if any, under which it was signed, or a copy of that authority certified by a notary or any practising lawyer) must be lodged with the Secretary of Warner Chilcott at its Registered Offices, Lincoln House, Lincoln Place, Dublin 2, Ireland, no
    later than 10:00 a.m., local time, on            , 2000, although forms
    which have not been so deposited may be validly delivered to the chairman of the meeting at the meeting.

(4) In the case of joint holders, only the vote of the senior holder who tenders a vote will be accepted. For this purpose, seniority is determined by the order in which the joint holders' names appear in the register.

                                                                    [PROXY CARD]

                              WARNER CHILCOTT PLC

     FORM OF PROXY FOR VOTING ON SPECIAL RESOLUTION AT EXTRAORDINARY GENERAL MEETING OF WARNER CHILCOTT PLC

     THIS FORM OF PROXY IS BEING FURNISHED IN ACCORDANCE WITH THE DIRECTIONS OF WARNER CHILCOTT PLC'S BOARD OF DIRECTORS

I/We*
----------------------------------------------------------------

of*
-------------------------------------------------------------------

being a holder(s) of ordinary shares in Warner Chilcott PLC hereby appoint the chairman of the meeting+

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

as my/our proxy to vote on my/our behalf at the extraordinary general meeting of
Warner Chilcott PLC to be held on          ,        and at any adjournment
thereof.

    I/We instruct my/our proxy to vote as indicated below on the special resolution to reduce the Company's share capital and to amend the Company's articles of association in connection with the transaction of the Company with Galen Holdings PLC as set forth in the notice of extraordinary general meeting:

For                    Against  Abstain
[ ]                    [ ]      [ ]
(Please tick the appropriate box)

    Unless otherwise instructed, the proxy will vote or abstain as he or she thinks fit. IF THE CHAIRMAN OF THE MEETING IS APPOINTED PROXY AND IS NOT OTHER WISE INSTRUCTED, THE CHAIRMAN IS LIKELY TO VOTE IN FAVOR OF THE RESOLUTION.

------------------------------------------------------------------
Please sign here

------------------------------------------------------------------  2000
Date

---------------
*  Insert your full name(s) and address in block capitals.

+ If you wish to appoint as your proxy a person other than the chairman of the meeting, strike out the reference to the chairman of the meeting, and insert the name and address of that other person.

NOTES

(1) A holder of ordinary shares is entitled to appoint a proxy to attend, speak and vote at the meeting instead of that holder. A proxy need not be a shareholder of the Company. Completion and return of this form will not preclude you from attending and voting at the meeting in person.

(2) This form must be signed by the appointer or his/her attorney duly authorized in writing or, if the appointer is a corporation, the form must be executed under its common seal or be signed by a duly authorized officer.

(3) To be valid, this form (together with the authority, if any, under which it was signed, or a copy of that authority certified by a notary or any practising lawyer) must be lodged with the Secretary of Warner Chilcott at its Registered Office, Lincoln House, Lincoln Place, Dublin 2, Ireland, no
    later than 10.15 a.m., local time, on            , 2000.

(4) In the case of joint holders, only the vote of the senior holder who tenders a vote will be accepted. For this purpose, seniority is determined by the order in which the joint holders' names appear in the register.